UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Quipt Home Medical Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.
☐	Fee paid previously with preliminary materials.
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 PRELIMINARY MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JANUARY 12, 2026

QUIPT HOME MEDICAL CORP.

1019 Town Drive

Wilder, Kentucky 41076

[•], 2026

Dear Shareholder:

On December 14, 2025, Quipt Home Medical Corp., a corporation existing under the laws of British Columbia (“Quipt” or the “Company”), entered into an arrangement agreement (the “Arrangement Agreement”) with 1567208 B.C. Ltd., a company incorporated under the Laws of British Columbia (the “Purchaser”), and REM Aggregator, LLC, a Delaware limited liability company (“Parent”). Under the terms of the Arrangement Agreement, the Purchaser will acquire all of the issued and outstanding common shares of the Company (the “Quipt Shares”), pursuant to a plan of arrangement (the “Arrangement”) to be approved by the Supreme Court of British Columbia in accordance with Section 291 of the Business Corporations Act (British Columbia). If the Arrangement is completed, you will be entitled to receive US$3.65 in cash (less any applicable withholding taxes) for each Quipt Share that you own (the “Consideration”).

A special meeting of Quipt shareholders (the “Quipt Meeting”) will be held on [•], 2026, at [•] [•] [a.m./p.m.], [Eastern Standard Time], to vote on a special resolution of the holders of the Quipt Shares (collectively, the “Quipt Shareholders”) in favor of the Arrangement (the “Arrangement Resolution”) described in the enclosed management information circular and proxy statement (the “Proxy Statement”). The Quipt Meeting will be held at [location]. Notice of the Quipt Meeting and the related Proxy Statement are enclosed. The Proxy Statement is dated [•], 2026, and is first being mailed to Quipt Shareholders on or about February [•], 2026.

The accompanying Proxy Statement gives you detailed information about the Quipt Meeting and the Arrangement and includes the plan of arrangement as Annex B. A copy of the Arrangement Agreement has been filed under Quipt’s profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. A copy of the Arrangement Agreement will also be available for inspection at the offices of DLA Piper (Canada) LLP, Suite 2700, 1133 Melville Street Vancouver, BC V6E 4E5 Canada during statutory business hours. The receipt of cash in exchange for Quipt Shares in accordance with the Arrangement will constitute a taxable transaction to U.S. Persons for U.S. federal income tax purposes and to Canadian Persons for Canadian federal income tax purposes. We encourage you to read the Proxy Statement and the Arrangement Agreement carefully.

THE BOARD OF DIRECTORS OF QUIPT UNANIMOUSLY RECOMMENDS THAT QUIPT SHAREHOLDERS VOTE “FOR” THE ARRANGEMENT RESOLUTION.

Quipt’s board of directors (the “Board”) unanimously, after receiving the recommendation of the Board’s strategic transactions committee (1) determined that the Arrangement is in the best interests of Quipt, (2) determined that the Consideration to be received by Quipt Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Quipt Shareholders, (3) resolved to recommend that Quipt Shareholders vote in favor of the Arrangement Resolution (the “Quipt Board Recommendation”), and (4) approved the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby. In considering the recommendation of the Board, Quipt Shareholders should be aware that the Company’s Executive Officers and members of the Board may have agreements and arrangements in place that provide them with interests in the Arrangement that may be different from, or in addition to, those of the other shareholders of the Company. See the section entitled “Interests of the Company's Directors and Executive Officers in the Arrangement” appearing elsewhere in this Proxy Statement.

Your vote is very important. The Arrangement must be approved by the affirmative vote of not less than (i) 66 2/3% of the votes cast on the Arrangement Resolution by Quipt Shareholders, voting as a single class, present in person or represented by proxy at the Quipt Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders, voting as a single class, present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions, in each case as modified by the Interim Order. The Board recommends that Quipt Shareholders vote FOR the approval of the Arrangement Resolution.

Whether or not you plan to attend the Quipt Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or submit your proxy by telephone or the Internet. Quipt Shareholders who attend the Quipt Meeting may revoke their proxies and vote in person.

Our Notice of the Quipt Meeting of Shareholders and Proxy Statement are available under Quipt’s profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov, and Quipt’s website address at https://quipthomemedical.com/sec-filings/.

The Board appreciates your continuing support of the Company.

Sincerely,
/s/ Gregory Crawford
Gregory Crawford
Chief Executive Officer

If you have any questions or require assistance with voting your shares, please contact:

North American Toll Free Phone: 1-800-530-5189
Local and text: 416-751-2066
Email: info@carsonproxy.com

Neither the Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency has approved or disapproved the Arrangement, passed upon the merits or fairness of the Arrangement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

PRELIMINARY MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JANUARY 12, 2026

QUIPT HOME MEDICAL CORP.

1019 Town Drive

Wilder, Kentucky 41076

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [•], 2026

Dear Shareholder:

PLEASE TAKE NOTICE that a special meeting of shareholders of Quipt Home Medical Corp., a corporation existing under the laws of British Columbia (“Quipt” or the “Company”), will be held on held on [•], 2026, at [•] [•] [a.m./p.m.], [Eastern Standard Time], at [location] (the “Quipt Meeting”), for the following purposes:

1.	To consider, pursuant to an interim order of the Supreme Court of British Columbia, dated as of January [•], 2026 (the “Interim Order”) and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) to approve an arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) (the “BCBCA”), on the terms and conditions set forth in the plan of arrangement (the “Plan of Arrangement”) pursuant to the arrangement agreement, dated as of December 14, 2025 (the “Arrangement Agreement”), among the Company, 1567208 B.C. Ltd., a company incorporated under the Laws of British Columbia (“Purchaser”), and REM Aggregator, LLC, a Delaware limited liability company (“Parent”), to effect among other things, the acquisition by Purchaser of all of the issued and outstanding common shares of the Company (the “Quipt Shares”) in exchange for US$3.65 cash (less any applicable withholding taxes) for each one (1) Quipt Share (the “Consideration”).

2.	To act upon other business as may properly come before the Quipt Meeting and any and all adjourned or postponed sessions thereof.

The record date for the determination of Quipt Shareholders entitled to notice of and to vote at the Quipt Meeting is [•] 2026 (the “Record Date”). Accordingly, only Registered Quipt Shareholders (as defined in the Proxy Statement) as of that date, or their duly appointed proxyholders, will be entitled to notice of and to vote at the Quipt Meeting or any adjournment or postponement thereof.

Please read the accompanying management information circular and proxy statement (the “Proxy Statement”) carefully as it sets forth details of the proposed Arrangement and other important information related to the Arrangement. Copies of the documents, reports and opinions referenced in the Proxy Statement will be available for inspection by Quipt Shareholders at Quipt’s records office, being the offices of DLA Piper (Canada) LLP, at Suite 2700, 1133 Melville Street, Vancouver, British Columbia V6E 4E5 during statutory business hours on any one or more specified days before the day set for the holding of the Quipt Meeting.

Your vote is important, regardless of the number of Quipt Shares you own. The Arrangement Resolution must be approved by the affirmative vote of not less than (i) 66 2/3% of the votes cast on the Arrangement Resolution by Quipt Shareholders, voting as a single class, present in person or represented by proxy at the Quipt Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders, voting as a single class, present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”), in each case as modified by the Interim Order. Even if you plan to attend the Quipt Meeting in person, we request that you complete, sign, date and return the enclosed proxy card by mail or submit your proxy by telephone or the Internet prior to the Quipt Meeting by [•] at [•] [•] [a.m./p.m.] and thus ensure that your shares will be represented at the Quipt Meeting if you are unable to attend. If you fail to return your proxy card or fail to submit your proxy by telephone or the Internet, your Quipt Shares will not be counted for any purpose. Quipt’s board of directors (the “Board”) recommends that Quipt Shareholders vote FOR the approval of the Arrangement Resolution.

This Notice of Special Meeting to Quipt Shareholders is accompanied by the Proxy Statement, a form of proxy or voting instruction form, as applicable and form of letter of transmittal.

If you attend the Quipt Meeting, please note that you may be asked to present valid picture identification. Cameras, recording devices and other electronic devices will not be permitted to be used at the Quipt Meeting.

Pursuant to the Interim Order, the BCBCA and the Plan of Arrangement, Registered Quipt Shareholders will have a right to dissent under Sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order, and a final order made by the Court approving the Arrangement (if applicable) (the “Final Order”) in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Quipt Shares.

Failure to comply strictly with the requirements set forth in Sections 237 to 247 of the BCBCA, as modified, may result in the loss of any right of dissent. Persons who are non-registered owners of Quipt Shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the Registered Quipt Shareholders are entitled to dissent. Accordingly, a non-registered owner of Quipt Shares desiring to exercise the right to dissent must make arrangements for the Quipt Shares beneficially owned by such holder to be registered in such holder’s name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by Quipt or, alternatively, make arrangements for the Registered Quipt Shareholders to dissent on their behalf. It is strongly suggested that any Quipt Shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, may result in the forfeiture of such Quipt Shareholder’s right to dissent. See the section entitled “Dissenting Shareholders’ Rights,” as well as Annex B, Annex E and Annex F to the accompanying Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE QUIPT MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. SHAREHOLDERS WHO ATTEND THE QUIPT MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

If you are a Registered Quipt Shareholder and are unable to attend the Quipt Meeting, please complete, date, sign and return the enclosed form of proxy. Instructions on how to complete and return your proxy are included in the form of proxy and in the Proxy Statement. To be effective, the proxy form must be deposited with Quipt's transfer agent, Computershare Investor Services Inc.: (i) by mail or courier, using the enclosed return envelope or one addressed to Attention: Proxy Department, 14th Floor, 320 Bay Street, Toronto, Ontario M5H 4A6; (ii) by delivery to 14th Floor, 320 Bay Street, Toronto, Ontario M5H 4A6; (iii) by telephone to 1-866-732-VOTE (8683) Toll Free ; or (iv) through the internet by using the control number located at the bottom of your proxy form at www.investorvote.com , on or before [•] [a.m./p.m.] on [•], 2026 or, if the Quipt Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Quipt Meeting is reconvened. Quipt Shareholders may also confirm their proxy vote by telephone or online at www.investorvote.com. Full voting instructions are included within the form of proxy.

If you are a Registered Quipt Shareholder, please also complete the accompanying letter of transmittal in accordance with the instructions included therein, date, sign and return it to the Depositary, Computershare Investor Services Inc., in the envelope provided, together with the certificate(s) representing such Registered Quipt Shareholders’ Quipt Shares (if applicable) and any other required documents. The letter of transmittal contains complete instructions on how to exchange the certificate(s) representing a Registered Quipt Shareholder’s Quipt Shares (if applicable) for the Consideration (as defined in the Proxy Statement) payable for such Registered Quipt Shareholder’s Quipt Shares pursuant to the Plan of Arrangement. Registered Quipt Shareholders will not receive their Consideration under the Arrangement until after the Arrangement is completed and until such Registered Quipt Shareholder has returned their properly completed documents, including the letter of transmittal, and the certificate(s) representing such Registered Quipt Shareholder’s Quipt Shares (if applicable). Please do NOT enclose or return your certificate(s) with your form of proxy.

Non-registered holders of Quipt Shares as of the Record Date, whose Quipt Shares are held in the “street name” of a broker, dealer, bank or other intermediary (collectively referred to herein, an “Intermediary”), that receive the Quipt Meeting materials through their Intermediary must complete and return the enclosed voting instruction form in accordance with the instructions provided to such non-registered holder of Quipt Shares by their Intermediary to ensure that their Quipt Shares are voted at the Quipt Meeting in accordance with their instructions. In addition, non-registered holders of Quipt Shares should contact their Intermediary to arrange for such Intermediary to complete the necessary transmittal documents (including the letter of transmittal, as applicable) and to ensure that they receive the Consideration for their Quipt Shares through such Intermediary if the Arrangement is completed.

Further voting information can be found in the Proxy Statement.

Quipt Shareholders that have questions or require more information with regard to the voting of their Quipt Shares should contact Quipt’s proxy solicitation agent, Carson Proxy Advisors, by calling North American toll free phone at 1-800-530-5189, local and text: 416-751-2066 or by email at info@carsonproxy.com.

By Order of the Board,

/s/ Gregory Crawford
Gregory Crawford
Chief Executive Officer

Wilder, Kentucky
January [•], 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, and the documents to which we refer you in this Proxy Statement, may contain certain “forward-looking information” within the meaning of Canadian Securities Laws and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “U.S. Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, “forward-looking statements”). Forward-looking statements may regard future events and our future results that are subject to the safe harbors created under the Exchange Act. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based upon the current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, and other future conditions of the Company and the Arrangement Agreement. Forward-looking statements can be identified by the words such as “expect”, “likely”, “may”, “will”, “would”, “could”, “should”, “outlook”, “continue”, “contemplate”, “intend”, or “anticipate”, “believe”, “envision”, “estimate”, “project”, “expect”, “plan”, “endeavor”, “strive”, “predict”, “project”, “target”, “goal”, “potential”, “seek”, “proposed”, “estimate” and other similar words, including negative and grammatical variations thereof, or statements that certain events or conditions “may” or “will” happen, or by discussions of strategy. Forward-looking statements include estimates, plans, expectations, opinions, forecasts, projections about the industries in which we operate and the beliefs and assumptions of our management, targets, guidance, or other statements that are not statements of fact. Such forward-looking statements speak only as of the date they are made. In addition, any statements that refer to forecasts or projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified in the section entitled “Risk Factors” herein, in our Annual Report on Form 10-K for the year ended September 30, 2025 under Item 1A. “Risk Factors,” and elsewhere therein, incorporated by reference herein. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to revise or update any forward-looking statements for any reason.

In particular, this Proxy Statement, and the documents to which we refer you in this Proxy Statement, contain forward-looking statements pertaining to, among other matters: the ability to obtain the Required Quipt Approval, the Key Regulatory Approvals and any required regulatory and Court approvals for the Arrangement (in each case, as defined elsewhere herein), the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the Arrangement are not satisfied on a timely basis or at all and the failure of the Arrangement to close for any other reason; the ability to achieve the expected benefits of the Arrangement; the inherent uncertainty associated with financial or other forecasts or projections; operating results; profitability; financial condition and resources; anticipated needs for working capital;  liquidity; capital resources; capital expenditures; milestones; licensing milestones; potential acquisitions; information with respect to future growth and growth strategies; anticipated trends in the industry in which the Company operates; the Company’s future financing plans; timelines; currency fluctuations; government regulation; unanticipated expenses; commercial disputes or claims; limitations on insurance coverage; availability and expectations regarding cash flow to fund capital requirements; the product offerings of the Company; the competitive conditions of the industry; the competitive and business strategies of the Company; applicable Laws, regulations, and any amendments thereof; statements relating to the business and future activities of, and developments related to, the Company, including such things as future business strategy, competitive strengths, goals, expansion and growth of the Company’s business, operations and plans; and other events or conditions that may occur in the future.

Forward-looking statements are based on the reasonable assumptions, estimates, analysis and opinions of the Company’s management made in light of its experience and its perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances at the date that such statements are made, but which may prove to be incorrect. The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable. The material factors and assumptions used to develop the forward-looking statements include, without limitation: operating and other financial metrics maintaining their current trajectories, the Company not being impacted by any further material external and unique events; the Company not being subject to a material change to it cost structure; the Company’s ability to successfully execute its growth strategies and business plan; the ability to successfully identify strategic acquisitions; the Company’s ability to realize anticipated benefits, synergies or generate revenue, profits or value from its recent acquisitions into existing operations; management’s perceptions of historical trends, current conditions and expected future developments; the ability of the Company to take market share from competitors; the Company’s ability to attract and retain skilled staff; market conditions and competition; the products, services and technology offered by the Company’s competitors; the Company’s ability to generate cash flow from operations; the Company’s ability to keep pace with changing regulatory requirements; the ongoing ability to conduct business in the regulatory environments in which the Company operates and may operate in the future; the Company’s ability to maintain strong business relationships with its suppliers, service provides and other third parties; the Company’s ability to fulfill prescriptions for services and products; the anticipated growth of the market of home equipment and monitoring market; the anticipated increase in demand for various medical products and equipment; demand and interest in the Company’s products and services; the ability to deploy up front capital to purchase monitoring and treatment equipment; anticipated and unanticipated costs; the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; the general economic, financial market, regulatory and political conditions in which the Company operates and the absence of material adverse changes in the Company’s industry, regulatory environment or the global economy; and other considerations that management believes to be appropriate in the circumstances.

Forward-looking statements speak only as at the date they are made and are based on information currently available and on the then current expectations. A number of factors could cause actual events, performance, or results to differ materially from what is projected in the forward-looking statements. Readers are cautioned that forward-looking statements are not based on historical facts but instead are based on reasonable assumptions and estimates of management of the Company at the time they were provided or made and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to, known and unknown risks, uncertainties, assumptions and other factors, including those in the section entitled “Risk Factors” herein, the factors listed under “Risk Factors” in Part I, Item 1A. of the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, incorporated by reference herein, which includes: credit risks, market risks (including those related to equity, commodity, foreign exchange and interest rate markets), liquidity risks, operational risks (including those related to technology and infrastructure), and risks relating to reputation, insurance, strategy, regulatory matters, legal matters, environmental matters and capital adequacy. Examples of such risk factors include: significant capital requirements and operating risks; changes in law; the ability to implement business strategies, growth strategies and pursue business opportunities; the state of the capital markets; the availability of funds and resources to pursue operations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; difficulty integrating newly acquired businesses; low profit market segments; disruptions in or attacks (including cyber-attacks) on information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior; the failure of third parties to comply with their obligations; the impact of new and changes to, or application of, current laws and regulations legal proceedings and litigation, including as it relates to the civil investigative demand received from the United States Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; the availability of funds and resources to pursue operations; the Company’s status as an emerging growth company and a smaller reporting company; risks relating to the deterioration of global economic conditions; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; risks associated with proxy contests and other actions of activist shareholders; and the occurrence of natural and unnatural catastrophic events and claims resulting from such events, as well as other general economic, market and business conditions, among others, as well as those risk factors described in the section titled “Risk Factors” herein and in Part I, Item 1A. of the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, incorporated by reference herein, and as described from time to time in documents filed by the Company with United States and Canadian securities regulatory authorities. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. The Company provides no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements.

Readers are cautioned that the above list of cautionary statements and risk factors is not exhaustive. A number of factors could cause actual events, performance or results to differ materially from what is projected in forward-looking statements. The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any other purpose. You should not place undue reliance on forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Forward-looking statements are provided and made as of the date hereof, and the Company does not undertake any obligation to revise or update any forward-looking statements, except as required by applicable law. The forward-looking statements are expressly qualified in their entirety by this cautionary statement.

All forward-looking statements attributable to us or Persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth in this Proxy Statement and the documents to which we refer you in this Proxy Statement. Except as required by Law, we are under no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Please refer to the section entitled “Risk Factors” herein and the section entitled “Risk Factors” included in Item 1A. in our Annual Report on Form 10-K for the year ended September 30, 2025 incorporated by reference herein.

CURRENCY

We publish our consolidated financial statements in U.S. dollars. All references in this Proxy Statement to “dollars”, “$” or “US$” are to U.S. dollars and all references to “C$” are to Canadian dollars, unless otherwise noted. Except as otherwise indicated, all financial statements and financial data contained in this Proxy Statement and in the documents incorporated by reference in this Proxy Statement have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, which differs in certain material respects from financial statements prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. These differences in accounting principles are not described in this Proxy Statement or the documents incorporated by reference in this Proxy Statement.

On [•], 2026, the rate published by the Bank of Canada for the conversion of U.S. dollars into Canadian dollars was US$1.00 = C$[•] and of Canadian dollars into U.S. dollars was C$1.00 = US$[•].

If you are a Registered Quipt Shareholder, you will receive the Consideration in U.S. dollars by default.

However:

●	If you hold through CDS & Co., you may elect to receive Canadian dollars. If you do so, the U.S. dollar amount will be converted into Canadian dollars at the Bank of Canada daily exchange rate published on the Business Day immediately before the Effective Date, and you will be paid in Canadian dollars.

●	If you are a Registered Quipt Shareholder, you may elect to receive Canadian dollars by ticking the Canadian dollar election in your Transmittal Letter and delivering the completed Transmittal Letter to the Depositary before the Effective Date.

If no valid Canadian dollar election is made (or your Transmittal Letter is not received by the Depositary before the Effective Date), payment will be made in U.S. dollars.

SUMMARY OF THE MATERIAL TERMS OF THE ARRANGEMENT

This section, together with the section titled “Questions and Answers About the Quipt Meeting and the Arrangement,” summarizes the material information in this Proxy Statement. You should carefully read this entire Proxy Statement and the other documents to which this Proxy Statement refers you for a more complete understanding of the matters being considered at the Quipt Meeting. In addition, this Proxy Statement incorporates by reference important business and financial information about Quipt. You may obtain the information incorporated by reference into this Proxy Statement without charge by following the instructions in the section titled “Where You Can Find More Information.”

The capitalized terms set forth in this Proxy Statement shall have the meanings set forth below:

●	“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains customary confidentiality, standstill and other provisions that are not more favourable to such Person(s) than the terms found in the Confidentiality Agreements; provided, that a standstill with a period of at least six (6) months is included in each such Person’s confidentiality agreement, and which allows and does not restrict or prohibit Quipt from disclosing to Purchaser the existence of such agreement or information or the fact that discussions or negotiations are taking place, and which do not prevent or restrict Quipt from complying, with its obligations under the Arrangement Agreement;

●	“Acquisition Proposal” has the meaning ascribed thereto in the section titled “The Arrangement Agreement - Restrictions on Solicitations of Other Officers” hereto and “The Arrangement Agreement–Termination Fees” hereto, as the context requires;

●	“Affiliate” has the meaning specified in National Instrument 45-106 - Prospectus Exemptions;

●	“allowable capital loss” has the meaning ascribed thereto in the section titled “The Arrangement–Material Canadian Federal Income Tax Consequences” herein;

●	“Alternative Transaction Agreement” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Recommendation Withdrawal/Termination in Connection with a Superior Proposal” herein;

●	“Antitrust Division” has the meaning ascribed thereto in the section titled “Summary of the Material Terms of the Arrangement-Other Important Considerations” herein;

●	“Arrangement” means the arrangement to be effected under Part 9, Division 5 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendments or supplement thereto made in accordance with the Arrangement Agreement and the provisions of the Plan of Arrangement, a copy of which is attached as Annex B to this Proxy Statement, or made at the direction of the Court in the Interim Order or Final Order with the prior written consent of Quipt and Purchaser, each acting reasonably;

●	“Arrangement Agreement” means the Arrangement Agreement, dated as of December 14, 2025 and as thereafter amended in accordance with its terms, among Quipt, the Purchaser and the Parent, a copy of which has been filed under Quipt’s profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. A copy of the Arrangement Agreement will also be available for inspection at the offices of DLA Piper (Canada) LLP, Suite 2700, 1133 Melville Street Vancouver, BC V6E 4E5 Canada during statutory business hours;

●	“Arrangement Resolution” has the meaning ascribed thereto on the cover page herein;

●	“August 8 Order” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“August Letter” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“Authorization” means, with respect to any Person, any order, Permit, approval, consent, waiver, notification, registration, licence, exemption, order, grant, clearance, relief, right, privilege, certificate, ruling, judgment, writ, injunction, award, determination, direction, decision, directive, decree or similar authorization of any Governmental Entity having jurisdiction over the Person;

●	“Bankruptcy Code” Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended;

●	“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

●	“Board” has the meaning ascribed thereto on the cover page herein;

●	“Business Day” means a day which is not a Saturday, a Sunday or a civic or statutory holiday in Vancouver, British Columbia or a federal holiday in the United States on which banks are required or authorized to close;

●	“Claim” mean, collectively, all rights, claims (as that term is defined in section 101(5) of the Bankruptcy Code), causes of action, rights of recovery (including rights of indemnity, warranty rights, rights of contribution, rights to refunds and rights to reimbursement) and rights of set-off, in each case, whether class, individual or otherwise in nature, under contract or in law or in equity, known or unknown, contingent or matured, liquidated or unliquidated and all rights and remedies with respect thereto;

●	“Clearing Agency” has the meaning ascribed thereto in the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“Code” has the meaning ascribed thereto in the section titled “The Arrangement–Material U.S. Federal Income Tax Consequences” herein;

●	“Commensurate Employment” has the meaning ascribed thereto in the section titled “The Arrangement–Employment Arrangement” herein;

●	“Company Overview Materials” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“Confidentiality Agreements” means, as applicable, (a) the Non-Disclosure and Standstill Agreement, dated February 1, 2025, by Quipt and accepted and agreed to by the Forager Fund and Forager, (b) the letter agreement, dated February 3, 2025 (as amended), by Quipt and accepted and agreed to by Kingswood, and (c) the confidentiality and non-disclosure letter agreement between Quipt and Forager, dated December 1, 2025;

●	“Consideration” has the meaning ascribed thereto in the cover page herein;

●	“Constating Documents” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Conduct of Business Pending the Arrangement” herein;

●	“Contract” means any legally binding agreement, commitment, engagement, contract, franchise, licence, lease, sublease, occupancy agreement, obligation, indenture, mortgage, arrangement or undertaking (written or oral), together with any amendments and modifications thereto, to which a Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject;

●	“Court” means the Supreme Court of British Columbia;

●	“CRA” has the meaning ascribed thereto in the section titled “The Arrangement–Material Canadian Federal Income Tax Consequences” herein;

●	“D&O Indemnified Person” means a current or former officer or director of Quipt or any of its Subsidiaries;

●	“Debt Commitment Letters” has the meaning ascribed thereto in the section titled “Summary of the Material Terms of the Arrangement-Other Important Considerations” herein;

●	“Demand for Payment” has the meaning ascribed thereto under the section titled “Dissenting Shareholders’ Rights” herein;

●	“Depositary” means Computershare Investor Services Inc., or any other trust company, bank or other financial institution agreed to in writing by Quipt and Purchaser for the purpose of, among other things, exchanging certificates representing Quipt Shares for the Consideration in connection with the Arrangement;

●	“Dissent Notice” has the meaning ascribed thereto under the section titled “Dissenting Shareholders’ Rights” herein;

●	“Dissent Rights” means the rights of dissent exercisable by Registered Quipt Shareholders in respect of the Arrangement, as described in the section titled “Dissenting Shareholders’ Rights” herein;

●	“Dissenting Common Shares” has the meaning ascribed thereto under the section titled “Dissenting Shareholders’ Rights” herein;

●	“Dissenting Shareholder” has the meaning ascribed thereto under the section titled “Dissenting Shareholders’ Rights” herein;

●	“DME” means durable medical equipment;

●	“Drive” means Drive DeVilbliss Healthcare, d/b/a Drive Medical;

●	“DTC” has the meaning ascribed thereto under the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“Effective Date” means the date upon which the Arrangement becomes effective as set out in the Arrangement Agreement;

●	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time on the Effective Date as the Parties agree to in writing before the Effective Date;

●	“Equity Awards Amount” has the meaning ascribed thereto under the section titled “Summary of the Material Terms of the Arrangement – The Arrangement and the Arrangement Agreement” herein;

●	“Equity Commitment Letters” has the meaning ascribed thereto in the section titled “Summary of the Material Terms of the Arrangement-Other Important Considerations” herein;

●	“Equity Financing Sources” means each of Kingswood Capital Opportunities Fund III, L.P., a Delaware limited partnership, and Kingswood Capital Opportunities Fund III-A, L.P., a Delaware limited partnership, and any other Person who becomes a financing source in respect of, the financing pursuant to the Equity Commitment Letters;

●	“Evans & Evans” means Evans & Evans, Inc.;

●	“Evans & Evans Engagement Letter” has the meaning ascribed thereto in the section titled “The Arrangement-Opinions of Financial Advisors” herein;

●	“Evans & Evans Fairness Opinion” has the meaning ascribed thereto in the section titled “Summary of the Material Terms of the Arrangement-Other Important Considerations” herein;

●	“Exchange Act” has the meaning ascribed thereto in the section titled “Cautionary Note Regarding Forward-Looking Statements” herein;

●	“Excluded Individuals” has the meaning ascribed thereto in the section titled “The Arrangement-Canadian Securities Law Matters” herein;

●	“Final Compensation” has the meaning ascribed thereto in the section titled “The Arrangement–Employment Arrangement” herein;

●	“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to Quipt and Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of Quipt and Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided, that any such amendment is acceptable to both Quipt and Purchaser, each acting reasonably) on appeal;

●	“First LOI” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“First NDA” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“Forager” means Forager Capital Management, LLC;

●	“Forager Fund” means Forager Fund, L.P.;

●	“Fourth LOI” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“FTC” means the Federal Trade Commission;

●	“Governmental Entity” means (a) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (b) any stock exchange, including the TSX and Nasdaq, (c) any subdivision, agent, commission, board or authority of any of the foregoing, or (d) any quasi-governmental, or private body, including any tribunal, commission, regulatory agency or self regulatory organization, or accreditation agency exercising any regulatory, anti-trust, foreign investment, expropriation or taxing authority under or for the account of any of the foregoing;

●	“Hart” means Hart Medical Equipment;

●	“Hart Transaction” has the meaning ascribed thereto in the section titled “The Arrangement–Background to the Transaction” herein;

●	“HME” means home medical equipment;

●	“Holder” has the meaning ascribed thereto in the section titled “The Arrangement–Material Canadian Federal Income Tax Consequences” herein;

●	“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

●	“HSR Approval” means the expiration or termination of the waiting period, including any extensions thereof, in accordance with the HSR Act;

●	“IE Matching Period” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Recommendation Withdrawal/Termination in Connection with a Superior Proposal” herein;

●	“IE Notice” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Recommendation Withdrawal/Termination in Connection with a Superior Proposal” herein;

●	“Information” has the meaning ascribed thereto under the section titled “The Arrangement–Opinions of Financial Advisors” herein;

●	“Intellectual Property” means domestic and foreign intellectual property or proprietary rights, including: (a) inventions (whether patentable or unpatentable and whether or not reduced to practice), patents, applications for patents and reissues, divisionals, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (b) works of authorship, copyrightable works, all moral rights associated therewith, and all copyright registrations and applications for copyright registration, all renewals in connection therewith; (c) mask works, integrated circuit topographies and registrations and applications for registration of same; (d) designs, industrial design registrations, and industrial design registration applications; (e) trade names, business names, domain names, website names and world wide web addresses, common law trade-marks, service marks, trade-mark and service mark registrations, trade-mark and service mark applications, trade dress and logos, and any other indicia of source or origin, and together with the goodwill associated with any of the foregoing; (f) know-how, trade secrets, within the meaning of applicable Law, and proprietary or confidential information; (g) social media identifiers (including accounts, user names and handles); (h) the right to sue for any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof; and (i) all copies and tangible embodiments thereof (in whatever form or medium);

●	“Interim Order” means the interim order of the Court made January [•], 2026, pursuant to Section 291 of the BCBCA, a copy of which is attached as Annex F to this Proxy Statement;

●	“Intermediary” has the meaning ascribed thereto under the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“Intervening Event” means a material change, fact, development, circumstance, event, condition, effect or occurrence that (a) was not, and would not have reasonably been expected to be, known to, and did not result from a breach of this Agreement by, the Board as of the date of the Arrangement Agreement, (b) first becomes known to the Board after the date of the Arrangement Agreement and prior to the Quipt Meeting (including any adjournment or postponement thereof), (c) will have a material effect on the business, financial condition or results of operations of Quipt and its Subsidiaries taken as a whole, and (d) does not relate to or involve (i) any Acquisition Proposal or any consequence, development or event arising from or relating to, or that would reasonably be expected to lead to, any Acquisition Proposal, (ii) changes in the market price or trading volume of the Quipt Shares in and of themselves (it being understood that any underlying facts, changes, events, circumstances or occurrences giving rise to or contributing to such changes in market price or trading volume may be taken into account in determining whether an Intervening Event has occurred) or (iii) the fact that Quipt fails to meet, meets or exceeds internal or published projections, forecasts or revenue or earnings or other financial performance metrics or results of operations predictions for any period (it being understood that any underlying facts, changes, events, circumstances or occurrences giving rise to or contributing thereto may be taken into account in determining whether an Intervening Event has occurred);

●	“IRS” means the Internal Revenue Service;

●	“Key Regulatory Approvals” has the meaning ascribed thereto in the Arrangement Agreement;

●	“Kingswood” means Kingswood Capital Management, L.P.;

●	“Kingswood Group” has the meaning ascribed thereto under the section titled “The Arrangement – Opinions of Financial Advisors” herein;

●	“KWM” means Kanen Wealth Management, LLC;

●	“Law” means, with respect to any Person, any and all laws (statutory, common or otherwise), constitutions, treaties, conventions, ordinances, codes, rules, regulations, orders, injunctions, judgments, decrees, rulings or other similar requirements, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity, that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended, and the term “applicable,” with respect to such Laws and in a context that refers to a party, means such Laws as are applicable to such Party and/or its Subsidiaries or their business, undertaking, property or securities;

●	“Lease” means all leases, subleases, licenses, concessions and other agreements (written or oral) pursuant to which Quipt or any Subsidiary holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of Quipt or any Subsidiary thereunder;

●	“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in Real Property held by Quipt or any Subsidiary;

●	“Liens” means any mortgage, hypothec, assignment, charge, lien (statutory or otherwise, including as defined in section 101(37) of the Bankruptcy Code), Claim, statutory or deemed trust for Taxes, license, sublicense, pledge, security interest, charge, hypothecation, restriction (including restrictions on transfer or use), claim of ownership, lease, sublease, option, right of use or possession, preference, encroachment, restrictive covenant, adverse interest, right of first offer or refusal, right of second offer or refusal, title or survey defect, or other encumbrance or similar restriction of any kind, whether contingent or absolute;

●	“Management Projections” has the meaning ascribed thereto under the section titled “The Arrangement–Management Projections” herein;

●	“Matching Offer” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Recommendation Withdrawal/Termination in Connection with a Superior Proposal” herein;

●	“Matching Period” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Recommendation Withdrawal/Termination in Connection with a Superior Proposal” herein;

●	“Material Adverse Effect” has the meaning ascribed thereto under the section titled “The Quipt Meeting – Representations and Warranties”;

●	“Material Contract” means any Contract to which Quipt or any of its Subsidiaries is a party: (a) that, if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect; (b) under which Quipt or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third party (other than ordinary course endorsements for collection) in excess of $2,000,000 in the aggregate; (c) relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset, with an outstanding principal amount in excess of $2,000,000, other than a Contract between two or more wholly owned Subsidiaries of Quipt or between Quipt and one or more of its Subsidiaries; (d) providing for the establishment, organization or formation of any joint ventures in which the interest of Quipt or any of its Subsidiaries has a fair market value that exceeds $2,000,000 or is with any hospital or health system; (e) under which Quipt or any of its Subsidiaries is obligated to make or expects to receive payments in excess of $2,000,000 over the remaining term of the Contract (other than purchase orders, statements of work, service orders or similar commitments entered into in the Ordinary Course with customers or suppliers on standard terms); (f) that limits or restricts Quipt or any of its Subsidiaries in any material respects from engaging in any line of business or carrying on business in any geographic area in any material respect, including with respect to any Owned Intellectual Property; (g) that creates an exclusive dealing arrangement or right of first (or second) refusal; (h) under which Quipt or any of its Subsidiaries licenses or is granted rights in Intellectual Property from a third party (but excluding commercially available off-the-shelf licenses for Software) or licenses or grants rights in Owned Intellectual Property to a third party (but excluding, for scheduling purposes only, non-exclusive licenses granted to customers in the Ordinary Course); (i) under which any Person (other than an employee of Quipt or its Subsidiaries) has developed material Owned Intellectual Property; (j) provides for annual compensation in excess of $200,000 or cannot be terminated upon notice of 30 days or less and without liability; (k) that relates to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) under which Quipt or any of its Subsidiaries has a material obligation with respect to an “earn out,” contingent purchase price or similar contingent payment obligation; (l) other than such obligations as are incurred in the Ordinary Course, that contains any future capital expenditure obligations of Quipt or any of its Subsidiaries in excess of $450,000 over the remaining term of such Contract; (m) for the acquisition, disposition or other investment in of any significant portion of the assets, equity interests or business of any other Person (other than purchases of inventory, supplies or components in the ordinary course of business), (n) any Quipt Employee Plan; (o) Contracts to which a physician or an “immediate family member” of a physician (as such term is defined for purposes of the Stark Law) is a party, whether or not such agreement relates to medical services; (p) preferred provider agreements or patient services agreements with any referral sources; or (q) that is otherwise material to Quipt and its Subsidiaries, considered as a whole; and, for greater certainty, includes the Material Contracts listed in the respective Quipt Disclosure Letter;

●	“Meeting Materials” has the meaning ascribed thereto in the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“MI 61-101” has the meaning ascribed to such term on the cover page herein;

●	“Nasdaq” means the Nasdaq Capital Markets;

●	“NEOs” means “named executive officers” (as defined under U.S. federal securities law) of Quipt;

●	“NI 54-101” has the meaning ascribed thereto in the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“NOBOs” has the meaning ascribed thereto in the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“Non-Resident Dissenting Holder” has the meaning ascribed thereto in the section titled “The Arrangement–Material Canadian Federal Income Tax Consequences” herein;

●	“Non-Resident Holder” has the meaning ascribed thereto in the section titled “The Arrangement–Material Canadian Federal Income Tax Consequences” herein;

●	“November Proposal” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“OBOs” has the meaning ascribed thereto in the section titled “The Quipt Meeting – Beneficial Ownership, NOBOs and OBOs” herein;

●	“Ontario Court” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“Ordinary Course” means, with respect to an action taken by a Party or any of its Subsidiaries, that such action is consistent in all material respects in nature, scope and magnitude with the past-practices of such Party or such Subsidiary, is commercially reasonable in the circumstances in which it is taken and is taken in the ordinary and usual course of conduct of business of such Party or such Subsidiary. For clarity, “Ordinary Course” shall not be interpreted to require a Party or its Subsidiaries to act in a manner that is identical in all respects to past practice, and includes the right to make reasonable changes in good faith to business operations, practices, and policies in light of changing circumstances, industry trends, or market conditions, so long as such changes are not, individually or in the aggregate, material or adverse to the Party and its Subsidiaries, taken as a whole;

●	“Outside Date” means June 15, 2026, or such later date as may be agreed to in writing by the Parties; provided, that if the Effective Date has not occurred by June 15, 2026, as a result of the failure to satisfy the condition set forth in the Arrangement Agreement or the failure to obtain any Key Regulatory Approvals, then either Party may elect by notice in writing delivered to the other Party by no later than 5:00 p.m. (Vancouver time) on a date that is on or prior to such date or, in the case of subsequent extensions, the date that is on or prior to the Outside Date, as previously extended, to extend the Outside Date from time to time by a specified period of not less than 15 days, provided, that in aggregate such extensions shall not exceed 60 days from June 15, 2026; provided further that, notwithstanding the foregoing, a Party shall not be permitted to elect to extend the Outside Date if the failure to satisfy the condition set forth in the Arrangement Agreement is primarily the result of the breach by such Party of its representation and warranties set forth in this Agreement or its failure to comply with its covenants herein;

●	“Owned Intellectual Property” has the meaning ascribed thereto in the Arrangement Agreement;

●	“Parent” has the meaning ascribed thereto on thereto on the cover page hereto;

●	“Party” means a party to the Arrangement Agreement;

●	“Permit” means any license, permit, certificate, consent, order, grant, approval, classification, registration, accreditation, qualification, clearance, waiver, exemption, variance or other authorization of and from any Governmental Entity;

●	“Person” includes any individual, firm, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

●	“Petition” means the Petition for the Final Order;

●	“PFIC” has the meaning ascribed thereto in the section titled “The Arrangement–Material U.S. Federal Income Tax Consequences” herein;

●	“Philotimo” means Philotimo Fund, LP;

●	“PHLOX” means Philotimo Focused Growth and Income Fund;

●	“Plan of Arrangement” means the plan of arrangement of Quipt, in the form set forth in Annex B hereto, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement, or made at the direction of the Court in the Final Order with the prior written consent of Quipt and Purchaser, each acting reasonably;

●	“Proceeding” means any suit, claim, action, charge, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or known investigation commenced, brought, conducted or heard by or before any Governmental Entity;

●	“Proxy Statement” means this proxy statement and management information circular dated January [•], 2026;

●	“Purchaser” has the meaning ascribed thereto on thereto on the cover page herein;

●	“QHM” means QHM Holdings Inc.;

●	“Quipt,” the “Company,” “we,” “our” or “us” mean Quipt Home Medical Corp. and its Subsidiaries unless the context otherwise requires;

●	“Quipt Board Recommendation” has the meaning ascribed thereto on the cover page herein;

●	“Quipt Change in Recommendation” occurs when prior to the Required Quipt Approval having been obtained, any one of the following occurs: (a) the Board fails to unanimously recommend or withdraws, amends, modifies or qualifies the Quipt Board Recommendation in a manner adverse to Purchaser, or publicly proposes or states its intention to do any of the foregoing; (b) the Board fails to publicly reaffirm without qualification Quipt Board Recommendation of the Arrangement within five (5) Business Days (or beyond the third (3rd) Business Day prior to the date of the Quipt Meeting, if such date is sooner) after having been requested in writing by Purchaser to do so; (c) the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal or takes no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five (5) Business Days (or beyond the third (3rd) Business Day prior to the date of the Quipt Meeting, if such date is sooner) after such Acquisition Proposal’s public announcement, or (d) the Board executes or enters into, or authorizes Quipt or any of its Subsidiaries to execute or enter into, or publicly proposes to execute or enter into or to authorize Quipt or any of its Subsidiaries to execute or enter into, any agreement, letter of intent, memorandum of understanding, agreement in principle of other similar Contract or agreement with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement);

●	“Quipt Data Room” means the information contained in the files, reports, data, documents and other materials relating to Quipt and its Subsidiaries provided in the electronic data room hosted by Quipt and made available to the Purchaser prior to the date of the Arrangement Agreement in connection with the transactions contemplated by the Arrangement Agreement;

●	“Quipt Disclosure Letter” means the disclosure letter dated the date of the Arrangement Agreement and all schedules, exhibits and appendices thereto, delivered by Quipt to Purchaser concurrent with the Arrangement Agreement;

●	“Quipt Employee” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Conduct of Business Pending the Arrangement” herein;

●	“Quipt Employee Plan” means each plan, program, policy, agreement, collective bargaining agreement or other arrangement providing for compensation, severance, deferred compensation, equity or equity-based compensation, performance awards, stock or stock-based awards, fringe, retirement, pension, savings, supplemental retirement or pension, employee loans, death, insurance, disability, vision, dental, employee assistance, welfare or medical benefits, vacation, or other employee benefits or remuneration of any kind, including each employment, salary continuation, profit-sharing, severance, incentive, retention, change in control or consulting plan, program arrangement or agreement, in each case, whether written or unwritten, funded or unfunded, that (i) is or has been sponsored, maintained, contributed to, or required to be contributed to, by Quipt or its Subsidiaries for the benefit of any current or former Quipt Employee, officer, director or other employee or service provider of Quipt or its Subsidiaries, or (ii) with respect to which Quipt or any of its Subsidiaries has or may have any liability (contingent or otherwise);

●	“Quipt Filings” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Conduct of Business Pending the Arrangement” herein;

●	“Quipt Locked-Up Shareholders” means the following directors and Executive Officers, and shareholders of Quipt: Gregory Crawford, Hardik Mehta, Mark Greenberg, Kevin Carter, Brian Wessel, and Forager;

●	“Quipt Meeting” means the special meeting of Quipt Shareholders to be held on [•], 2026 at [•] [•] [a.m./p.m.], [Eastern Standard Time], including any adjournment or postponement thereof in accordance with the terms of the Arrangement Agreement, called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out herein;

●	“Quipt Options” means the outstanding options to purchase Quipt Shares granted pursuant to the Quipt Share Compensation Plan;

●	“Quipt RSUs” means the restricted share units of Quipt issued pursuant to the Quipt Share Compensation Plan, as listed in the Quipt Disclosure Letter;

●	“Quipt Share Compensation Plan” means, collectively, the Quipt 2024 Equity Incentive Plan, the Quipt 2021 Equity Incentive Plan and the Quipt 2019 amended and restated fixed number stock option plan (and its predecessors) (as may be amended from time to time);

●	“Quipt Shareholders” means the record or non-registered owners of the Quipt Shares, as the context requires;

●	“Quipt Shares” has the meaning ascribed thereto on the cover page hereto;

●	“Quipt Termination Fee Event” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Termination Fees” herein;

●	“Quipt Voting Agreements” means, collectively, the voting and support agreements (including all amendments thereto), dated as of December 14, 2025, entered into by and among Purchaser, Quipt and each Quipt Locked-Up Shareholder, setting forth the terms and conditions upon which they have agreed, among other things, to vote their Quipt Shares in favour of the Arrangement Resolution;

●	“Real Property” has the meaning ascribed thereto in the Arrangement Agreement;

●	“Record Date” has the meaning ascribed thereto in the cover page herein;

●	“Registered Quipt Shareholder” means a registered holder of Quipt Shares whose name and address are recorded in Quipt’s Shareholders’ register maintained by the Transfer Agent;

●	“Regulatory Approval” means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, or notice to, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case in connection with, resulting from, or required to complete, the Arrangement, including the Key Regulatory Approvals and HSR Approval;

●	“Required Quipt Approval” means the affirmative vote of not less than (i) 66 2/3% of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101, in each case as modified by the Interim Order;

●	“Resident Holder” has the meaning ascribed thereto in the section titled “The Arrangement–Material Canadian Federal Income Tax Consequences” herein;

●	“Rule 14a-8” has the meaning ascribed thereto under the section titled “Other Matters–Future Shareholder Proposals” herein;

●	“Second LOI” has the meaning ascribed thereto in the section titled “The Arrangement – Background to the Transaction” herein;

●	“Securities Laws” means (a) the U.S. Securities Act, the Exchange Act and all other applicable state and federal securities laws, rules and regulations, (b) the Securities Act (British Columbia) and the rules, regulations and published policies thereunder, (c) any other applicable Canadian provincial and territorial securities Laws, (d) applicable securities Laws and regulations of other jurisdictions, all as now in effect and as they may be promulgated or amended from time to time, and (e) the rules, regulations and policies of the TSX and Nasdaq;

●	“Software” means all software or computer programs, including all versions thereof, and all related documentation, manuals, source, executable, and object code, program files, data files, computer related data, field and data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, sub-routines, algorithms, and all other material related to such software;

●	“Solicitation Agent” means Carson Proxy Advisors;

●	“Strategic Transactions Committee” means the strategic transactions committee of the Board, which is comprised of all members of the Board (the members of the Board being Gregory Crawford, Mark Greenberg, Kevin Carter, and Brian Wessel);

●	“Subsidiary” means has the meaning specified in the Securities Act (British Columbia), and in respect of Quipt, each of Patient-Aids, Inc., West Home Health Care, Inc., Black Bear Medical Group, Inc., Resource Medical, Inc., Acadia Medical Supply, Inc., Cooley Medical Equipment, Incorporated, Riverside Medical, Inc., Central Oxygen, Inc., QHM Holdings Inc., Patient Home Monitoring, Inc., Care Medical of Athens, Inc., Black Bear Medical NH, Inc., Coastal Med- Tech Corp., Black Bear Medical, Inc., Care Medical Atlanta, LLC, Care Medical of Augusta, LLC, Care Medical of Gainesville, LLC, Care Medical Partners LLC, Care Medical Savannah, LLC, Health Technology Resources, L.L.C., Legacy Oxygen and Home Care Equipment, LLC, Resource Medical Group, LLC, Resource Medical Group of Charleston, LLC, NorCal Respiratory, Inc., Access Respiratory Home Care, L.L.C., Medical West Healthcare Center, LLC, Oxygen Plus, Med Supply, Center, Inc., Mayhugh Drugs, Inc., Southeastern Biomedical Services, LLC, Thrift Home Care, Inc., Heckman Healthcare Service & Supplies Inc., At Home Health Equipment, LLC, Semo Drugs- Care Plus of MO, Inc., 100 W. Commercial Street, LLC, Sleepwell, LLC, Tuscan, Inc., Good Night Medical, LLC, Good Night Medical of Ohio, LLC, Good Night Medical of Texas, Inc., Respicare, Inc., Sleep Health Diagnostics, LLC, Metro-Med, Inc., Metro-Med, Inc.- Los Alamitos, Metro-Med, Inc.- Ventura, Hometown Medical LLC, Great Elm Healthcare, LLC, Northwest Medical, LLC, United Respiratory Services, LLC, Alliance Home Care & Mobile Diagnostics, L.L.C., Heartland Health Therapy, LLC, RTA Homecare, LLC, Rejuvenight, LLC, Focus Respiratory, LLC, Advanced Medical DME, LLC, PM Sleep Lab, LLC, QHM Investments I, LLC, Southern Pharmaceutical Corporation, Mediserve Medical Equipment of Kingsport, Inc., and IRB Medical Equipment, LLC;

●	“Superior Proposal” has the meaning ascribed thereto under the section titled “The Arrangement Agreement–Restrictions on Solicitations of Other Offers” herein;

●	“Superior Proposal Termination Right” has the meaning ascribed thereto in the section titled “Summary of the Material Terms of the Arrangement–The Arrangement and the Arrangement Agreement” herein;

●	“Tax” or “Taxes” means (a) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, HST/GST, use, value-added, excise, escheat, abandoned or unclaimed property, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, employer health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions (including Canada Pension Plan); (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;

●	“Tax Act” means the Income Tax Act (Canada), as amended.

●	"Tax Proposal" has the meaning ascribed thereto in the section titled "The Arrangement–Material Canadian Federal Income Tax Consequences" herein;

●	"taxable capital gain" has the meaning ascribed thereto in the section titled "The Arrangement–Material Canadian Federal Income Tax Consequences" herein;

●	"Termination Fee" means $6,950,000;

●	"Third LOI" has the meaning ascribed thereto in the section titled "The Arrangement – Background to the Transaction" herein;

●	"Transfer Agent" means Computershare Investor Services Inc.;

●	"Transmittal Letter" means the letter of transmittal to be sent by Quipt to Quipt Shareholders for use by Quipt Shareholders in connection with the Arrangement;

●	"Truist" or "Truist Securities" means Truist Securities, Inc.;

●	"Truist Fairness Opinion" has the meaning ascribed thereto in the section titled "Summary of the Material Terms of the Arrangement-Other Important Considerations" herein;

●	"TSX" means the Toronto Stock Exchange;

●	"VIF" means voting instruction form; and

●	"WARN Act" has the meaning ascribed thereto in the section titled "The Arrangement–Conduct of Business Pending the Arrangement" herein.

The Arrangement and the Arrangement Agreement

●	The Parties to the Arrangement.

Quipt, a British Columbia corporation, is a provider of DME and HME in the United States. Quipt's principal executive offices are located at 1019 Town Drive, Wilder, Kentucky 41076, and its telephone number at that location is (859) 300-6455. Our website address is https://quipthomemedical.com/sec-filings/. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.

Purchaser, a company existing under the Laws of British Columbia, and Parent, a Delaware limited liability company, were formed solely for the purpose of effecting the Arrangement and the transactions related to the Arrangement and neither have engaged in any business except in furtherance of this purpose. Purchaser is currently a wholly owned subsidiary of Parent, and Parent is currently owned and controlled by funds affiliated with Kingswood. The principal executive office of Purchaser is c/o Kingswood Capital Management, L.P., 11812 San Vicente Blvd., Suite 604, Los Angeles, California 90049, and its telephone number at that location is (424) 200-6600. The principal executive office of Parent is 11812 San Vicente Blvd., Suite 604, Los Angeles, California 90049, and its telephone number at that location is (424) 200-6600.

At the time of the consummation of the Arrangement, it is anticipated that both Purchaser and Parent will be owned and controlled by affiliates of Kingswood. Forager and affiliated entities and certain additional co-investors may have non-controlling interests in Parent. See "The Parties to the Arrangement." Parent has advised us that neither Parent nor its Affiliates owns or controls any of the Quipt Shares.

Forager and its affiliates own or exercise control or direction over 4,199,562 Quipt Shares, representing approximately 9.5% of the Quipt Shares outstanding as of December 16, 2025.

In connection with the transactions contemplated by the Arrangement Agreement, affiliates of Kingswood have provided Purchaser with an equity commitment of up $205 million, which will be available as of the closing of the Arrangement (the "Closing") to fund the aggregate consideration and to pay the fees, expenses and other amounts required to be paid in connection with the Closing by Quipt, Parent and Purchaser.

●	The Arrangement. You are being asked to vote FOR approval of the Arrangement Resolution, which approves the Plan of Arrangement providing for the acquisition by Purchaser of all of the issued and outstanding Quipt Shares. As a result of the Arrangement, Quipt will cease to be a publicly traded company. See "The Arrangement Agreement."

●	Arrangement Consideration. If the Arrangement is completed, Quipt Shareholders, other than Dissenting Shareholders, will be entitled to receive the Consideration, subject to applicable withholding. See "The Arrangement Agreement — Arrangement Consideration."

●	Treatment of Outstanding Quipt Options and Quipt RSUs. In accordance with the provisions of the Quipt Share Compensation Plan, each outstanding Quipt Option not exercised as of immediately prior to the Arrangement (whether vested or unvested) shall be deemed to be unconditionally vested and exercisable and such Quipt Option shall, without any further action by, or on behalf of, the holder of such Quipt Option, be deemed to be surrendered and transferred by such holder to Quipt, in exchange for solely a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt, in an amount equal to the product of (i) the number of Quipt Shares underlying such Quipt Option, multiplied by (ii) the amount by which the Consideration exceeds the exercise price of such Quipt Option, and each such Quipt Option shall be immediately cancelled (however, if the exercise price of a Quipt Option is equal to or greater than the Consideration, such Quipt Option shall be cancelled without provision of any consideration, and neither Quipt nor the Purchaser shall be obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option). In accordance with the provisions of the Quipt Share Compensation Plan, each Quipt RSU outstanding as of immediately prior to the Effective Time (whether vested or unvested) shall, without any further action by or on behalf of the holder of any such Quipt RSUs, be deemed to be transferred by such holder to Quipt in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the Consideration, and all Quipt RSUs shall be immediately cancelled. All amounts payable in respect of these Quipt Options and Quipt RSUs shall be paid in U.S. dollars; provided that: (a) with respect to payments to or through CDS & Co., holders may elect to receive Canadian dollars and, if so elected, the U.S. dollar amount shall be converted into Canadian dollars at the Bank of Canada daily exchange rate published on the Business Day immediately prior to the Effective Date, and such holders shall receive their consideration in Canadian dollars; and (b) any Quipt Shareholder may, in accordance with such Quipt Shareholder's Transmittal Letter, elect to receive amounts to which such Quipt Shareholder is entitled pursuant to the Arrangement Agreement and Plan of Arrangement in Canadian dollars by indicating such election in the Transmittal Letter, provided that any such Transmittal Letter is received by the Depositary prior to the Effective Date. Notwithstanding the foregoing, Quipt and the independent members of the Board have agreed to terminate and cancel and aggregate of 250,000 of the unvested RSUs effective as of immediately prior to the Effective Time, and in consideration thereof, Quipt will pay to such independent members of the Board a lump sum cash payment in the aggregate amount of $300.00, as full consideration for the cancellation of such RSUs. In addition, and concurrently with such agreement, the Board approved the payment of a cash transaction completion bonus in the amount of $912,500 to Mr. Mehta, payable upon successful completion of the Arrangement at the Effective Time.

●	Conditions to the Arrangement. The consummation of the Arrangement is conditioned on the satisfaction or waiver by the applicable party to the Arrangement Agreement (to the extent permitted by Law) of a number of conditions, including the following:

●	The Arrangement Resolution must have been approved by the Required Quipt Approval;

●	The Interim Order and the Final Order shall each have been obtained on terms consistent with the Arrangement Agreement and shall not have been set aside or modified in a manner unacceptable to either Quipt or Purchaser, acting reasonably, on appeal or otherwise;

●	The HSR Approval (as such term is defined in the Arrangement Agreement) shall have been made, given or obtained, and the HSR Approval shall be in full force and effect and shall not have been rescinded;

●	No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law which is then in effect, or commenced any Proceeding under applicable Law, in each case, which has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement;

●	Quipt's, Purchaser's and Parent's respective representations and warranties in the Arrangement Agreement must be true and correct, subject to applicable materiality qualifiers, as of the date of the Arrangement Agreement and as of the date of Closing as described in the section titled "The Arrangement Agreement—Conditions to the Arrangement";

●	Quipt, Purchaser and Parent must have fulfilled or complied in all material respects with each of the covenants of such Party contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, or which have not been waived by Purchaser or Quipt, as applicable;

●	Dissent Rights shall not have been exercised in respect of more than 10% of the issued and outstanding Quipt Shares;

●	Since the date of the Arrangement Agreement, there shall not have been a change, event, occurrence, or circumstance that results in a Material Adverse Effect that remains continuing;

●	Quipt and Purchaser shall each have delivered a certificate signed by an officer on each of their respective behalf certifying the satisfaction of certain conditions set out in the Arrangement Agreement; and

●	Purchaser shall, following receipt of the Final Order and prior to the Effective Date, provide, or cause to be provided to, the Depositary (to be held in escrow on terms and conditions satisfactory to Quipt and Purchaser, each acting reasonably) sufficient funds to satisfy the aggregate Consideration payable to Quipt Shareholders (other than Quipt Shareholders who have exercised Dissent Rights) and the Quipt Option consideration and Quipt RSU consideration payable to holders of Quipt Options and Quipt RSUs (the "Equity Awards Amount"), as applicable, in each case, in accordance with the Plan of Arrangement.

See "The Arrangement Agreement—Conditions to the Arrangement," and "The Arrangement Agreement—Representations and Warranties."

●	Termination of the Arrangement Agreement. The Arrangement Agreement may be terminated:

●	by mutual written agreement of Quipt, on the one hand, and Purchaser and Parent, on the other hand;

●	by either the Company, on the one hand, or Purchaser, on the other hand, if:

(a)	the Required Quipt Approval is not obtained at the Quipt Meeting in accordance with the Interim Order, so long as the failure to obtain the Required Quipt Approval was not caused by, nor is a result of, the breach by such party of its representations and warranties set forth in the Arrangement Agreement or its failure to comply with its covenants therein;

(b)	any Law is enacted after the date of the Arrangement Agreement that makes the consummation of the Arrangement illegal or permanently prohibits or enjoins Quipt or Purchaser from consummating the Arrangement; or

(c)	the Arrangement is not consummated on or before the Outside Date, so long as the failure to complete the Arrangement is not the result of the breach by such party of its representations and warranties set forth in the Arrangement Agreement or its failure to comply with its covenants therein;

●	by Quipt if:

(a)	Purchaser or Parent has breached any of their respective representations, warranties, or failed to perform their respective agreements or covenants under the Arrangement Agreement which would give rise to the failure of certain conditions to Closing and where that breach is incapable of being cured on or prior to the Outside Date, or has not been cured prior to the fifteenth (15th) day after the giving of written notice thereof by Quipt to Purchaser; provided that Quipt is not then in material breach of the Arrangement Agreement so as to cause certain conditions to Closing to not be satisfied; or

(b)	prior to obtaining the Required Quipt Approval, the Board authorizes Quipt to terminate the Arrangement Agreement in order to enter into a definitive written agreement with respect to a Superior Proposal in accordance with and subject to the terms and conditions described in the section titled "The Arrangement Agreement – Recommendation Withdrawal/Termination in Connection with a Superior Proposal," provided that we are in material compliance with the non-solicitation requirements contained in the Arrangement Agreement, and concurrently with doing so, pay the Termination Fee as described in the section titled "The Arrangement Agreement—Termination Fees" (the "Superior Proposal Termination Right").

●	by Purchaser if:

(a)	Quipt has breached any representation or warranty or failed to perform a covenant or agreement set forth in the Arrangement Agreement which would give rise to the failure of certain conditions to Closing and where that breach is incapable of being cured by the end date or has not been cured prior to the fifteenth (15th) day after the giving of written notice thereof by Purchaser to Quipt; provided that neither Parent nor Purchaser is then in material breach of the Arrangement Agreement so as to cause certain conditions to Closing to not be satisfied;

(b)	prior to obtaining the Required Quipt Approval, the Board makes a Quipt Change in Recommendation (as defined and described in the section titled "The Arrangement Agreement - Recommendation Withdrawal/Termination in Connection with a Superior Proposal");

(c)	a Material Adverse Effect (as such term is defined in the section of this Proxy Statement titled "The Arrangement Agreement—Representation and Warranties") has occurred and is continuing so as to cause certain conditions to Closing to be incapable of being satisfied;

(d)	Quipt enters into an Alternative Transaction Agreement; or

(e)	Quipt breaches any of its obligations or covenants regarding non-solicitation in any material respect.

●	Termination Fees. In connection with the occurrence of a Quipt Termination Fee Event, the Company must pay the Termination Fee to (or as directed by) Parent by wire transfer of immediately available funds. The Arrangement Agreement provides for the Company to pay the Termination Fee within varying timeframes in certain circumstances. See "The Arrangement Agreement—Termination Fees."

The Quipt Meeting

The Quipt Meeting will be held on [•], 2026 at [•] [a.m./p.m.] [•] [Eastern Standard Time] at [•].

Record Date and Quorum

●	Record Date. The record date for the determination of Quipt Shareholders entitled to notice of and to vote at the Quipt Meeting is [•], 2026. Only Registered Quipt Shareholders as of that date, or their duly appointed proxyholders, will be entitled to notice of and to vote at the Quipt Meeting or any adjournment or postponement thereof.

●	Quorum. Under the Articles of the Company, a quorum for the transaction of business at the Quipt Meeting is the presence of at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued Quipt Shares entitled to be voted at the Quipt Meeting.

●	Purpose. At the Quipt Meeting, you will be asked to consider and vote on the following proposals: (a) to approve the Arrangement Resolution; and (b) to act upon other business that may properly come before the Quipt Meeting or any adjournment or postponement thereof.

●	Voting Threshold. Approval of the Arrangement Resolution requires that the Arrangement is approved by the affirmative vote of not less than (i) 66 2/3% of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101, in each case as modified by the Interim Order.

See "Questions and Answers About the Quipt Meeting and the Arrangement" and "The Quipt Meeting."

Other Important Considerations

●	Board Recommendation. The Board has unanimously (a) determined that the Arrangement is in the best interests of Quipt, (b) determined that the Consideration to be received by Quipt Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Quipt Shareholders, (c) resolved to recommend that Quipt Shareholders vote in favour of the Arrangement Resolution, and (d) approved of the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby.

●	Share Ownership of Directors and Executive Officers. As of the Record Date ([•], 2026), certain directors and Executive Officers who collectively hold approximately 11.4% of all issued and outstanding Quipt Shares, have entered into Quipt Voting Agreements with the Purchaser pursuant to which they have agreed to vote all their Quipt Shares at the Quipt Meeting in favour of the Arrangement, subject to certain conditions. Additionally, Forager has entered into a Quipt Voting Agreement with the Purchaser and Quipt pursuant to which it has agreed, among other things, to vote its Quipt Shares, which represent approximately 9.5% of all issued and outstanding Quipt Shares, in favor of the Arrangement, subject to certain conditions. Pursuant to a Cooperation Agreement between Quipt and KWM, entered into on March 3, 2025, KWM has agreed to vote its shares in accordance with the recommendation of the Board and as such, will be required to vote its shares in favor of the approval of the Arrangement. As of KWM's most recent report on Schedule 13D, KWM reported beneficially owned 1,928,225 Quipt Shares, which represent approximately 4.4% of all issued and outstanding Quipt Shares as of May 28, 2025. See "The Quipt Meeting—Voting Rights; Quorum; Vote Required for Approval."

●	Interests of the Company's Directors and Executive Officers in the Arrangement. In considering the proposal to approve the Arrangement Resolution, Quipt Shareholders should be aware that certain of Quipt's directors and Executive Officers have interests in the transaction that are different from, and/or in addition to, the interests of Quipt Shareholders generally, including accelerated vesting of equity awards, potential cash severance and other termination benefits, and provision of indemnification and insurance arrangements. The Board was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Arrangement Agreement and to recommend that Quipt Shareholders vote in favor of approving the Arrangement Resolution.

These interests are described in the section titled "The Arrangement—Interests of the Company's Directors and Executive Officers in the Arrangement."

In March 2025, the Board engaged Truist, pursuant to an engagement letter dated March 28, 2025, to act as the Board's exclusive financial advisor and to provide, among other things and if requested by the Board, an opinion as to the fairness, from a financial point of view, of the Consideration to be offered to Quipt or the Quipt Shareholders pursuant to a potential sale of Quipt (the "Truist Fairness Opinion"). At the meeting of the Board and the Strategic Transactions Committee held on December 14, 2025 to consider the Arrangement and the Arrangement Agreement, Truist Securities rendered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Truist Securities' written opinion dated December 14, 2025) as to, as of the date of the opinion, the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration to be received by such holders in the Arrangement pursuant to the Arrangement Agreement. Truist Securities' opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration to be received by such holders in the Arrangement pursuant to the Arrangement Agreement and did not address any other aspect or implication of the Arrangement or any agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Truist Securities' opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this Proxy Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Truist Securities in preparing its opinion. However, neither Truist Securities' written opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement is intended to be, and they do not constitute, advice or a recommendation as to, or otherwise address, how the Board, the Company, any security holder of the Company or any other person should act or vote with respect to any matter relating to the Arrangement or otherwise. For a description of the Truist Fairness Opinion that the Board received from Truist, see "Opinions of Financial Advisors -Opinion of Truist Securities, Inc."

●	Opinion of Evans & Evans, Inc.

In December 2025, the Strategic Transactions Committee engaged Evans & Evans pursuant to an engagement letter dated as of December 8, 2025, for the preparation of a fairness opinion (the "Evans & Evans Fairness Opinion") in order to provide an independent opinion as to the fairness of the Arrangement and related Consideration, from a financial point of view, to the Quipt Shareholders. At a joint meeting of the Strategic Transactions Committee and the Board on December 14, 2025, Evans & Evans rendered its verbal opinion, which was subsequently followed by its written opinion, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken as set forth in its written opinion, the Consideration to be received by the Quipt Shareholders pursuant to the Arrangement is fair, from a financial point of view, to such Quipt Shareholders. Quipt encourages you to read carefully and in its entirety the full text of the Evans & Evans Fairness Opinion attached as Annex D to this Proxy Statement, which is subject to the assumptions, limitations, qualifications and other conditions contained in such opinion and is necessarily based on economic, capital markets and other conditions, and the information made available to Evans & Evans, as of the date of such Evans & Evans Fairness Opinion. The full text of the Evans & Evans Fairness Opinion, dated as of December 14, 2025, is attached as Annex D to this Proxy Statement. The Evans & Evans Fairness Opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and the limitations on the scope of the review undertaken by Evans & Evans in rendering the Evans & Evans Fairness Opinion. The Evans & Evans Fairness Opinion was directed to the Strategic Transactions Committee of the Board (in its capacity as such) and addresses only the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration as of the date of the Evans & Evans Fairness Opinion. It does not address the relative merits of the Arrangement as compared to any alternative transaction or opportunity that might be available to Quipt, nor does it address the underlying business decision by Quipt to engage in the Arrangement or the terms of the Arrangement Agreement or the documents referred to therein. The Evans & Evans Fairness Opinion does not constitute a recommendation as to how any Quipt Shareholder should vote or act with respect to the Arrangement or any matter related thereto. The summary of the Evans & Evans Fairness Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the Evans & Evans Fairness Opinion. The full text of the Evans & Evans should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Evans & Evans in preparing its opinion. For a description of the opinion that the Board received from Evans & Evans, see "Opinions of Financial Advisors - Opinion of Evans & Evans."

●	Sources of Financing.

●	Quipt anticipates that the total funds needed to complete the Arrangement (including the funds to pay the Quipt Shareholders and to pay the aggregate cash consideration payable to holders of Quipt Options and Quipt RSUs pursuant to the Arrangement Agreement), which is expected to be approximately $[172,244,532], will be funded through:

●	Equity commitments from the Equity Financing Sources, and other person who becomes a financing source in respect of, the financing pursuant to the executed commitment letter, dated as of December 14, 2025, among the Purchaser, Kingswood Capital Opportunities Fund III, L.P., and Kingswood Capital Opportunities Fund III-A, L.P., each Affiliates of Kingswood (the "Equity Commitment Letters") in an aggregate amount of up to $205,000,000. For more information, see the section of this Proxy Statement captioned "Financing of the Arrangement—Equity Financing."

●	If required, debt financing pursuant to debt commitment letters (the "Debt Commitment Letters") entered into among the Purchaser and the entities that shall have committed to provide or arrange debt financing to the Purchaser in connection with the transactions contemplated by the Arrangement. For more information, see the section of this Proxy Statement captioned "Financing of the Arrangement—Debt Financing."

The completion of the Arrangement is not conditioned upon Parent's or Purchaser's receipt of financing. See "The Arrangement Agreement - Financing of the Arrangement," and "The Arrangement Agreement - Specific Performance."

●	Regulatory Approvals.

●	Pursuant to the terms of the Arrangement Agreement, each of Quipt, Purchaser, and Parent shall use commercially reasonable efforts to obtain all required Regulatory Approvals, which, for greater certainty, includes the Key Regulatory Approvals and HSR Approval, and cooperate with the other Party in connection with all Regulatory Approvals sought by the other Party.

●	Under the HSR Act, and the rules and regulations promulgated thereunder by the FTC, the arrangement may not be completed until notification and report forms have been filed with the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and the applicable waiting period has expired or been terminated. See "The Arrangement—Regulatory Approvals."

●	Material U.S. Federal Income Tax Consequences. The Arrangement will be a taxable transaction for U.S. federal income tax purposes if you are a U.S. holder (as defined in the section titled "The Arrangement — Material U.S. Federal Income Tax Consequences"). Your receipt of cash in exchange for your Quipt Shares in the Arrangement generally will cause you to recognize capital gain or capital loss for U.S. federal income tax purposes measured by the difference, if any, between the amount of cash you receive in the Arrangement and your adjusted tax basis in your Quipt Shares, if you hold Quipt Shares as a capital asset on the date of the consummation of the Arrangement. See "The Arrangement—Material U.S. Federal Income Tax Consequences."

●	Material Canadian Federal Income Tax Consequences. A Canadian resident who holds Quipt Shares as capital property will generally recognize a capital gain (or capital loss) for Canadian federal income tax purposes equal to the amount by which the amount of cash received for such Quipt Shares under the Arrangement exceeds (or is less than) such Quipt Shareholder's adjusted cost base of the Quipt Shares and any reasonable costs of disposition. Any capital gain realized by a non-resident holder upon such holder's disposition of Quipt Shares generally will not be subject to Canadian federal income taxation unless such Quipt Shares constitute "taxable Canadian property," within the meaning of the Tax Act, to such non-resident holder and do not constitute "treaty-protected property," within the meaning of the Tax Act. See "The Arrangement—Material Canadian Federal Income Tax Consequences."

●	Dissent Rights. Pursuant to the Interim Order, the BCBCA and the Plan of Arrangement, Registered Quipt Shareholders will have a right to dissent in the manner set forth in Sections 237 to 247 of the BCBCA respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Quipt Shares. The dissent procedures require that a Registered Quipt Shareholder who wishes to dissent must send to Quipt (i) c/o DLA Piper (Canada) LLP at Suite 5100, Bay Adelaide - West Tower, 333 Bay Street, Toronto, Ontario M5H 2R2 (Attention: Robbie Grossman), or (ii) by email to investorinfo@myquipt.com, in each case to be received not later than [•] [a.m./p.m.] [Eastern Standard Time] on [•], 2026 (or [•] [a.m./p.m.] [Eastern Standard Time] on the second Business Day immediately preceding any adjourned or postponed Quipt Meeting), a written notice of objection to the Arrangement Resolution and must otherwise strictly comply with the dissent procedures described in the accompanying Proxy Statement. Failure to strictly comply with these dissent procedures may result in the loss or unavailability of the right to dissent. Non-registered Quipt Shareholders registered in the name of a broker, trustee, financial institution or other nominee who wish to dissent should be aware that only registered owners of Quipt Shares are entitled to dissent. Holders of Quipt Options are not entitled to dissent rights unless they exercise their Quipt Options and acquire Quipt Shares, and thereafter, they submit a dissent notice prior to the deadline set forth above. Holders of Quipt RSUs are not entitled to dissent rights unless their Quipt RSUs vest and they receive Quipt Shares in exchange for such Quipt RSUs, and thereafter, they submit a dissent notice prior to the deadline set forth above. See the section entitled "Dissenting Shareholders' Rights," as well as Annex E to this Proxy Statement.

●	Market Price of Quipt Shares. The closing sale price of Quipt Shares on the Nasdaq on December 12, 2025, the last trading day prior to the announcement of the Arrangement, was $2.61 per share. The Consideration of $3.65 per share to be paid for each Quipt Share in the Arrangement represents a premium of approximately 39.9% to the Nasdaq closing price on December 12, 2025. The Consideration of $3.65 to be paid for each Quipt Share exceeds Quipt's 52-week-high-price and represents a premium of approximately 46% to the 90-calendar-day volume-weighted average price of Quipt Shares on the Nasdaq through December 12, 2025. The closing sale price of Quipt Shares on the TSX on December 12, 2025, the last trading day prior to the announcement of the Arrangement, was C$3.60 per share. The Consideration of $3.65 per Quipt Share to be paid for each Quipt Share in the Arrangement, or C$5.03 based on the Bank of Canada closing exchange rate on December 12, 2025, represents a premium of approximately 39.7% to the TSX closing price on December 12, 2025. You are encouraged to obtain current market quotations for the Quipt Shares in connection with voting your shares. See "Market Price of Quipt Shares."

●	No-Shop Provision. The Arrangement Agreement contains customary non-solicitation provisions that, subject to the terms of the Arrangement Agreement, restrict Quipt's ability to solicit additional acquisition proposals from third parties. The Arrangement Agreement also provides for a fiduciary out permitting the Board to respond to unsolicited proposals.

●	Matching Rights. The Arrangement Agreement provides that, if Quipt receives a bona fide Superior Proposal, Quipt must deliver a detailed Superior Proposal Notice (including material terms and valuation) and observe a five (5) Business Day Matching Period during which Purchaser may deliver a Matching Offer. The Board then determines whether the competing bid ceases to be superior, with any revised bid restarting a new five (5) Business Day Matching Period and, if notice is given within ten (10) Business Days of the Quipt Meeting, the meeting must be adjourned on request. If the bid remains superior after any match, Quipt may terminate and pay the termination fee. See the section titled "The Arrangement Agreement – Recommendation Withdrawal/Termination in Connection with a Superior Proposal" for further details with respect to the matching rights contained in the Arrangement Agreement.

●	Termination Fee. The Arrangement Agreement requires Quipt to pay a Termination Fee to (or as directed by) Parent (see "The Arrangement Agreement - Termination Fees") if the Arrangement Agreement is terminated in certain circumstances.

QUESTIONS AND ANSWERS ABOUT THE QUIPT MEETING AND THE ARRANGEMENT

The following questions and answers are intended to address briefly some commonly asked questions regarding the Arrangement Agreement, the Arrangement and the Quipt Meeting. These questions and answers do not address all questions that may be important to you as a Quipt Shareholder. Please refer to the section titled "Summary of the Material Terms of the Arrangement" and the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement, which you should read carefully.

Q.	Why am I receiving these materials?

A.	On December 14, 2025, Quipt entered into the Arrangement Agreement. As a result of the Arrangement, Quipt will become a wholly owned subsidiary of Parent and cease to be a publicly listed company on both the TSX and the Nasdaq. The Board is furnishing this Proxy Statement and form of proxy card to the Quipt Shareholders in connection with the solicitation of proxies in favor of the proposal to adopt the Arrangement Agreement to be voted on at the Quipt Meeting, to act upon other business that may properly come before the Quipt Meeting, or any adjournment or postponement thereof. This Proxy Statement includes information that we are required to provide to you under the SEC rules and applicable Canadian law and is designed to assist you in voting on the matters presented at the Quipt Meeting. Quipt Shareholders of record as of the Record Date may attend the Quipt Meeting and are entitled and requested to vote on the Arrangement Resolution.

Q.	What is the Arrangement?

A.	The Arrangement is the transaction contemplated by the Arrangement Agreement pursuant to which the Purchaser will acquire all of the issued and outstanding Quipt Shares pursuant to a plan of arrangement under the BCBCA to be approved by the Court. If the Arrangement is completed, Quipt will cease to be a publicly traded company. See "The Arrangement" and "The Arrangement Agreement".

Q.	What will I receive in the Arrangement?

A.	If the Arrangement is completed, Quipt Shareholders (other than Dissenting Shareholders) will be entitled to receive the Consideration for each Quipt Share that they own, subject to applicable withholding. See "The Arrangement Agreement—Arrangement Consideration," "The Arrangement Agreement—Payment for the Shares," and "The Arrangement—Certain Effects of the Arrangement."

Q.	When and where is the Quipt Meeting?

A.	The Quipt Meeting of Quipt Shareholders will be held on [•], 2026, at [•] [a.m./p.m.] [Eastern Standard Time], at [location].

Q.	What matters will be voted on at the Quipt Meeting?

A.	You will be asked to consider and vote on the following proposals:

(a)	to approve the Arrangement Resolution; and

(b)	to act upon other business that may properly come before the Quipt Meeting or any adjournment or postponement thereof.

Q.	How does the Board recommend that I vote on the proposals?

A.	The Board recommends that you vote "FOR" approval of the Arrangement Resolution.

Q.	Who is entitled to vote at the Quipt Meeting?

A.	All shareholders of Quipt are entitled to notice, but only Registered Quipt Shareholders holding Quipt Shares as of the close of business on [•], 2026, the Record Date for the Quipt Meeting, are entitled to vote at the Quipt Meeting. As of the Record Date, there were [•] Quipt Shares. Every Quipt Shareholder is entitled to one (1) vote for each Quipt Share the Quipt Shareholder held as of the Record Date.

If you attend, please note that you may be asked to present valid picture identification. Cameras, recording devices and other electronic devices are not permitted to be used at the Quipt Meeting.

Q.	What vote is required for Quipt's Shareholders to approve the Arrangement? How do Quipt's directors and officers intend to vote?

A.	Approval of the Arrangement Resolution requires that the Arrangement is approved by the affirmative vote of not less than (i) 66 2/3% of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101, in each case as modified by the Interim Order. Moreover, the directors and Executive Officers of Quipt who collectively hold approximately 11.4% of all issued and outstanding Quipt Shares, have entered into Quipt Voting Agreements with the Purchaser pursuant to which they have agreed to vote all their Quipt Shares at the Quipt Meeting in favor of the Arrangement Resolution, subject to certain conditions. Additionally, Forager has entered into a Quipt Voting Agreement with the Purchaser pursuant to which it has agreed, among other things, to vote its Quipt Shares, which represent approximately 9.5% of all issued and outstanding Quipt Shares, in favor of the Arrangement, subject to certain conditions. Pursuant to a Cooperation Agreement between Quipt and KWM, entered into on March 3, 2025, KWM has agreed to vote its shares in accordance with the recommendation of the Board and as such, will be required to vote its shares in favor of the approval of the Arrangement. As of KWM's most recent report on Schedule 13D, KWM reported beneficially owned 1,928,225 Quipt Shares, which represent approximately 4.4% of all issued and outstanding Quipt Shares as of May 28, 2025.

Q.	Am I entitled to Dissent Rights?

A.	Pursuant to the Interim Order, the BCBCA and the Plan of Arrangement, Registered Quipt Shareholders are entitled to Dissent Rights in respect of the Arrangement Resolution and, if the Arrangement is completed, to be paid an amount equal to the fair value of their Quipt Shares, in each case in accordance with the dissent procedures in Sections 237 to 247 of the BCBCA (as modified by the Interim Order, the Plan of Arrangement, and the Final Order) as described in this Proxy Statement. To exercise Dissent Rights, a Registered Quipt Shareholder must deliver to Quipt a written notice of dissent to the Arrangement Resolution so as to be received not later than [•] [a.m./p.m.] [Eastern Standard Time] on [•], 2026 (or [•] [a.m./p.m.] [Eastern Standard Time] on the second Business Day immediately preceding any adjourned or postponed Quipt Meeting), and must otherwise strictly comply with the dissent procedures described in Sections 237 to 247 of the BCBCA, the Interim Order and the Plan of Arrangement. Failure to strictly comply may result in the loss or unavailability of Dissent Rights. Non-registered owners of Quipt Shares held in the name of a broker, bank or other nominee are not Registered Quipt Shareholders and should contact their Intermediary promptly if they wish to pursue dissent. See "Dissenting Shareholders' Rights" and Annex E.

Q.	Who is soliciting my vote?

A.	This proxy solicitation is being made by and on behalf of the Board and management of Quipt. In addition, we have retained the Solicitation Agent to assist in the solicitation. We will pay the Solicitation Agent, Carson Proxy Advisors, a maximum of C$60,000 in the aggregate, plus out-of-pocket expenses for its assistance, half of which will be paid by the Purchaser. We may request additional services from the Solicitation Agent on an as needed basis. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or by other means of communication. These Persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the non-registered owners of Quipt Shares that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify the Solicitation Agent against any losses arising out of that firm's proxy soliciting services on our behalf.

Q.	What do I need to do now?

A.	We urge you to carefully read and consider the information contained in this Proxy Statement. Even if you plan to attend the Quipt Meeting, if you hold your Quipt Shares in your own name as a Registered Quipt Shareholder, please vote your shares (1) by completing, signing, dating and returning the enclosed proxy card by mail; (2) by calling the telephone number printed on your proxy card; or (3) by using the Internet voting instructions printed on your proxy card. Your telephone, Internet, or mail vote must be received by [•] [a.m./p.m.] on [•], 2026. You can also attend the Quipt Meeting and vote, or change your prior vote, in person. Do NOT enclose or return your share certificate(s) with your proxy card.

Each Person named in the proxy card to represent you at the Quipt Meeting is a director or officer of Quipt. You can appoint someone else to represent you at the Quipt Meeting. Please follow the instructions contained in the proxy card.

Q.	How do I vote? How can I revoke my vote?

A.	You may vote your shares (1) by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope, (2) by calling the telephone number or (3) by using the Internet voting instructions printed on your proxy card or as described below. Your telephone, Internet, or mail vote must be received by [•] [a.m./p.m.] on [•], 2026. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the proposal to approve the Arrangement Resolution. You have the right to revoke your proxy at any time before the vote is taken at the Quipt Meeting:

•	if you hold your shares in your name as a Registered Quipt Shareholder, by contacting www.investorvote.com at telephone: 1-866-732-VOTE (8683) Toll Free;

●	by attending the Quipt Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the Quipt Meeting);

●	by submitting a later-dated proxy card; or

●	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Q.	Can I vote by telephone or electronically?

A.	If you hold your Quipt Shares in your name as a Registered Quipt Shareholder, you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card.

Q.	If my Quipt Shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A.	Your broker, bank or other nominee will be permitted to vote your Quipt Shares only if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your Quipt Shares. Absent specific instructions from the non-registered holders of such Quipt Shares, banks, brokerage firms or other nominees are not empowered to vote those Quipt Shares, which we refer to as "broker non-votes." If you do not instruct your broker, bank or other nominee to vote your Quipt Shares, your Quipt Shares will not be voted and will not have an effect on the approval of the Arrangement Resolution.

Q.	What do I do if I receive more than one proxy or set of voting instructions?

A.	If you hold Quipt Shares directly as a record holder or otherwise, you may receive more than one proxy and/or set of voting instructions relating to the Quipt Meeting. These should each be voted and/or returned separately as described elsewhere in this Proxy Statement in order to ensure that all of your Quipt Shares are voted.

Q.	How are votes counted?

A.	For the proposal to approve the Arrangement Resolution, you may vote "FOR" or "AGAINST". Quipt Shares that are not voted will have no effect on the vote to approve the Arrangement Resolution.

If you sign your proxy card without indicating your vote, your Quipt Shares will be voted "FOR" the approval of the Arrangement Resolution and in accordance with the recommendations of the Board on any other matters properly brought before the Quipt Meeting for a vote.

Q.	Who will count the votes?

A.	A representative of our Transfer Agent, Computershare Investor Services Inc., will count the votes and act as scrutineer. Questions concerning share certificates or other matters pertaining to your Quipt Shares may be directed to Computershare Investor Services Inc. at 1 (866) 964-0492 (Canada and the U.S. only) or direct at (514) 982-8714 (outside Canada and the U.S. and entering your 15-digit control number as indicated on your voting instruction form or proxy).

Q.	When is the Arrangement expected to be completed?

A.	We are working toward completing the Arrangement as quickly as possible, and expect to complete the Arrangement during the first half of 2026, subject to the satisfaction or waiver (as permitted by Law) of the Closing conditions set out in the Arrangement Agreement, including the Required Quipt Approval.

Q.	What approvals are required to complete the Arrangement?

A.	Completion of the Arrangement is subject to a number of conditions, including receipt of the Required Quipt Approval, the Interim Order and the Final Order, and required Regulatory Approvals (including HSR Approval), as well as satisfaction or waiver (to the extent permitted by Law) of other conditions set forth in the Arrangement Agreement. See "The Arrangement - Court Approval of the Arrangement and Completion of the Arrangement," "The Arrangement - Regulatory Approvals," and "The Arrangement Agreement—Conditions to the Arrangement."

Q.	What happens if the Arrangement is not completed?

A.	If the Arrangement Resolution is not approved by Quipt Shareholders or if the Arrangement is not completed for any other reason, Quipt Shareholders will not receive any Consideration for their Quipt Shares in connection with the Arrangement. Instead, Quipt will remain a publicly traded company and the Quipt Shares will continue to be listed and traded on Nasdaq and the TSX. In addition, depending on the circumstances that caused the Arrangement not to be completed, the market price of the Quipt Shares may decline significantly. See "The Arrangement - Effects on the Company if the Arrangement is Not Completed".

Q.	Where should I send in my share certificates?

A.	If you are a Registered Quipt Shareholder, you will have received a Transmittal Letter with detailed instructions for exchanging your share certificates for the Consideration. If your Quipt Shares are held in "street name" by your broker, bank or other nominee you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your "street name" shares in exchange for the Consideration. Please do not send your share certificates with your proxy card.

Q.	Which currency will I receive the Consideration in?

A.	The Consideration will be paid in U.S. dollars by default. However:

●	If you hold through CDS & Co., you may elect to receive Canadian dollars.

●	If you are a registered holder, you may elect to receive Canadian dollars by ticking the Canadian dollar election in your Transmittal Letter and delivering the completed Transmittal Letter to the Depositary before the Effective Date.

If you elect to receive Canadian dollars, the U.S. dollar amount will be converted into Canadian dollars at the Bank of Canada daily exchange rate published on the Business Day immediately before the Effective Date, and you will be paid in Canadian dollars. If no valid Canadian dollar election is made (or your Transmittal Letter is not received by the Depositary before the Effective Date), payment will be made in U.S. dollars.

Q.	What happens if I sell my Quipt Shares before completion of the Arrangement?

A.	If you sell your Quipt Shares before the Effective Time, you will no longer own those Quipt Shares at the time the Arrangement is completed and you will not receive the Consideration in respect of any Quipt Shares that you have sold. Voting at the Quipt Meeting is determined as of the Record Date. Accordingly, the ability to vote at the Quipt Meeting generally depends on whether you were a Registered Quipt Shareholder as of the Record Date (and whether you continue to be entitled to vote those Quipt Shares at the Quipt Meeting based on the share register and applicable proxy procedures). If your Quipt Shares are held in "street name," you should contact your broker, bank or other nominee regarding voting procedures and settlement timing.

Q.	What happens to Quipt Options and Quipt RSUs if the Arrangement is completed?

A.	The Arrangement Agreement provides for the treatment of Quipt Options and Quipt RSUs at the Effective Time, including vesting and cancellation, and the payment of applicable cash amounts (net of applicable withholdings) as described in the Proxy Statement. Each Quipt Option outstanding immediately prior to the Effective Time (whether vested or unvested) will be deemed to be unconditionally vested and exercisable and will be deemed to be surrendered and transferred in exchange for a cash payment (net of applicable withholdings) equal to the amount (if any) by which the Consideration exceeds the exercise price of such Quipt Option (and if such amount is zero or negative, such Quipt Option will be cancelled without provision of any consideration), and each Quipt RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will be deemed to be transferred in exchange for a cash payment (net of applicable withholdings) equal to the Consideration and all Quipt RSUs will be immediately cancelled. Notwithstanding the foregoing, Quipt and the independent members of the Board have agreed to terminate and cancel and aggregate of 250,000 of the unvested RSUs effective as of immediately prior to the Effective Time, and in consideration thereof, Quipt will pay to such independent members of the Board a lump sum cash payment in the aggregate amount of $300.00, as full consideration for the cancellation of such RSUs. In addition, and concurrently with such agreement, the Board approved the payment of a cash transaction completion bonus in the amount of $912,500 to Mr. Mehta, payable upon successful completion of the Arrangement at the Effective Time. See "The Arrangement Agreement—Treatment of Options and Other Awards" and "Certain Effects of the Arrangement."

Q.	Are there any other risks to me from the Arrangement that I should consider?

A.	Yes. There are risks associated with all business combinations, including the Arrangement. See the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" of this Proxy Statement.

Q.	How can I obtain additional information about Quipt?

A.	A copy of the Annual Report on Form 10-K for the year ended September 30, 2025 is available, including the financial statements and the financial statement schedules, if any, but not including exhibits, at no charge to a Quipt Shareholder upon the written request of such Person addressed by mail to 1019 Town Drive, Wilder, Kentucky 41076, Attention: Corporate Secretary, or by email to investorinfo@myquipt.com. In addition, a copy of the Annual Report on Form 10-K for the year ended September 30, 2025 has been filed under Quipt's profile on SEDAR+ at www.sedarplus.com and is available on the SEC's website at www.sec.gov, or on Quipt's website at https://quipthomemedical.com/sec-filings/.

Additional information relating to Quipt is also available on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov, copies of which may be obtained from Quipt upon request. Quipt may require the payment of a reasonable charge if the request is made by a Person who is not a Quipt Shareholder.

The information provided on our website is not, and shall not be deemed to be, incorporated by reference in, or made part of, this Proxy Statement.

For a more detailed description of the information available, please refer to the section titled "Where You Can Find More Information."

Q.	Who can help answer my questions?

A.	If you have additional questions about the Arrangement after reading this Proxy Statement, please call our Solicitation Agent, Carson Proxy Advisors, at North American toll free phone at 1-800-530-5189, local and text: 416-751-2066 or by email at info@carsonproxy.com.

THE ARRANGEMENT

This discussion of the Arrangement is qualified in its entirety by reference to the Arrangement Agreement. A copy of the Arrangement Agreement is available has been filed under Quipt's profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. A copy of the Arrangement Agreement will also be available for inspection at the offices of DLA Piper (Canada) LLP, Suite 2700, 1133 Melville Street Vancouver, BC V6E 4E5 Canada during statutory business hours. You should read the entire Arrangement Agreement carefully as it is the legal document that governs the Arrangement.

Background to the Transaction

The following chronology summarizes the key meetings and events that led to the signing of the Arrangement Agreement. The following chronology does not purport to catalogue every conversation among the Board, any committee thereof or the representatives of Quipt or other parties. While we believe that the following description covers the material terms of the background of the Arrangement, these descriptions may not contain all of the information that is important to you. You should carefully read this entire Proxy Statement and the other documents to which this Proxy Statement refers you, as well as the Arrangement Agreement, a copy of which has been filed under Quipt's profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov, for a more complete understanding of the Arrangement.

As part of Quipt's ongoing consideration and evaluation of its long-term strategic goals and plans, the Board and Quipt's management team periodically review, consider and assess Quipt's operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review at times includes, among other things, the consideration of potential strategic alternatives, including business combinations, acquisitions, dispositions and other transactions that could enhance Quipt Shareholder value.

In August 2024, management presented to the Board a materials package summarizing preliminary work on a potential sale process, including research on process alternatives and meetings with prospective investment banks, market research firms and quality-of-earnings providers.

In September 2024, Mr. Crawford met with a representative of Forager regarding Quipt's operations, results and strategies, including whether Quipt would be interested in exploring strategic alternatives.

On October 24, 2024, Mr. Wilhelm, a partner at Forager, met with Mr. Mehta, Chief Financial Officer of Quipt, and Mr. Crawford in Cincinnati, Ohio to continue the discussions from September.

On December 3, 2024, management provided the Board with an update on strategic alternatives and advised that an independent accounting firm had been selected as the provider for a quality-of-earnings review.

On December 11, 2024, Forager filed a Schedule 13G and Schedule 13G/A reporting beneficial ownership of approximately 5.0%, as of June 6, 2024, and 9.7%, as of September 30, 2024, of Quipt's outstanding common shares, respectively. In addition, on December 11, 2025, Forager filed a Schedule 13D that amended and superseded the Schedule 13G/A and disclosed that Forager "may take actions (including through one or more of their affiliates) with respect to their investment or Quipt, including communicating with the Board, members of management or other security-holders of Quipt, or other third parties from time to time, and taking steps to explore . . . strategic alternatives as they may become available and entering into confidentiality, standstill or other similar agreements with Quipt, its Subsidiaries and/or any advisors or third parties. Such discussions and other actions may relate to various alternative courses of action, including, without limitation, those related to an extraordinary corporate transaction (including, but not limited to a merger, take-private, reorganization or liquidation) involving Quipt or any of its Subsidiaries; business combinations involving Quipt or any of its Subsidiaries; a sale or transfer of a material amount of assets of Quipt or any of its Subsidiaries . . . ."

On December 12, 2024, the Board established the Strategic Transactions Committee, which was comprised of all members of the Board, with a broad mandate to consider potential strategic transactions, including, without limitation, a potential acquisition of Quipt or any other potential disposition, sale, acquisition, investment, joint venture, collaboration, partnership, go-private or similar transaction, whether with Forager or any other party or group of parties and whether by merger, arrangement (including an arrangement of Quipt pursuant to its governing statute), transfer of equity or assets, or otherwise, other than in the ordinary course of business. Mark Greenberg was appointed as the Chairman of the Strategic Transactions Committee. The Board determined that the Strategic Transactions Committee should be comprised of all members of the Board so that the evaluation of potential strategic transactions could benefit from the full Board's expertise and be conducted efficiently under a formal committee mandate and meeting cadence. The Board further determined that any director with an actual or potential conflict would disclose that interest and, in the event excluded from voting pursuant to MI 61-101, abstain from voting on the relevant matter, as appropriate. Consistent with this approach, Mr. Greenberg and Mr. Crawford declared their respective interests and abstained from the Strategic Transactions Committee's final vote with respect to the Arrangement.

In January 2025, the Board continued its discussions concerning the potential engagement of a financial advisor and the potential benefits of a structured process to evaluate strategic alternatives. The Board also determined that designated Board members should meet with investment banking groups to discuss potential proposals.

In January 2025, the independent accounting firm commenced its quality-of-earnings review.

In January 2025, Forager met with Kingswood to discuss Kingwood’s potential involvement as a financing source for a possible strategic transaction between Forager and Kingswood.

On January 8, 2025, Kanen Wealth Management, LLC and related parties filed a Schedule 13D, which reported collective beneficial ownership of 5.9% of Quipt's outstanding common shares and disclosed that KWM may "take such actions with respect to their investment in Quipt as they deem appropriate including, without limitation, engaging in communications with management and the Board of Directors of Quipt, engaging in discussions with stockholders of Quipt or other third parties about Quipt and the Reporting Persons' investment, including potential business combinations or dispositions involving Quipt or certain of its businesses, making recommendations or proposals to Quipt concerning changes to the capitalization, ownership structure, board structure (including board composition), potential business combinations or dispositions involving Quipt or certain of its businesses, or suggestions for improving Quipt's financial and/or operational performance, purchasing additional Quipt Shares, selling some or all of their Quipt Shares, engaging in short selling of or any hedging or similar transaction with respect to the Quipt Shares, including swaps and other derivative instruments, or changing their intention with respect to any and all matters referred to in Item 4."

On January 16, 2025, Forager submitted a non-binding letter of intent to acquire all of the outstanding shares of Quipt (the "First LOI") for $3.90 per share in cash.

On January 23, 2025, the Strategic Transactions Committee and the Board held a joint meeting to discuss the First LOI. The Board was of the view that the First LOI was not an acceptable and competitive offer. At that time, the independent accounting firm's quality-of-earnings review was ongoing, and the Board considered it prudent to receive the results of that review before committing to any transaction. The Board determined that the Strategic Transactions Committee should meet with investment banking groups to hear proposals.

On February 1, 2025, following negotiations led by management, Forager entered into a non-disclosure and standstill agreement with Quipt (the "First NDA"), which provided for customary terms related to non-solicitation and confidentiality, along with a six (6) month standstill arrangement and a voting commitment that extended until December 31, 2025 in respect of the 2025 annual general meeting of shareholders which was to be held on March 17, 2025 and any special meeting that may be called on or before December 31, 2025. The terms of the First NDA provided a limited summary description of certain provisions, including the existence of confidentiality and standstill provisions and a brief description of the voting provisions.

On February 3, 2024, Kingswood also entered into a non-disclosure and standstill agreement with Quipt (the "Kingswood NDA"). The terms of the Kingswood NDA provided for customary terms related to non-solicitation and confidentiality, along with an 18-month standstill arrangement.

On February 4, 2025, representatives of Quipt, Forager, and Kingswood met at Quipt's headquarters to discuss a potential strategic transaction between Forager and Quipt.

In February 2025, the Strategic Transactions Committee interviewed multiple investment banks to act as financial advisor and lead a structured process to evaluate strategic alternatives for Quipt. By late February and early March 2025, the Strategic Transactions Committee identified Truist as its financial advisor and commenced negotiating engagement terms.

On February 18, 2025, Mr. Wilhelm of Forager met Mr. Greenberg, an independent director of Quipt, in Sarasota, Florida, they discussed a potential strategic transaction, including the particulars required for a competitive offer.

On March 3, 2025, KWM, David L. Kanen and Philotimo Fund, LP (collectively, the "KWM Group") entered into a Cooperation Agreement (the "Cooperation Agreement") with Quipt regarding certain corporate governance matters. Pursuant to the terms of the Cooperation Agreement, until the notice periods for shareholder nominations of directors for Quipt's 2026 annual meeting terminated (the "Standstill Period"), Quipt agreed to provide KWM Group with certain access rights, including, among other things, that, upon written request by KWM Group, either the Chairman of the Board or another non-executive director designee of the Board, selected by the Board in its sole discretion, shall meet with a representative from KWM Group to conduct quarterly meetings solely with respect to publicly available information, so long as KWM Group's beneficial ownership of Quipt common shares meets or exceeds 3.5% of Quipt's then issued and outstanding common shares. Pursuant to the Cooperation Agreement, the KWM Group withdrew its notice submitted pursuant to Rule 14a-19 of the Exchange Act, in which the KWM Group provided notice to Quipt of its intent to solicit proxies for four director candidates at Quipt's 2025 annual general meeting of shareholders (the "2025 Annual Meeting"), and the KWM Group agreed to cease any and all solicitation and other activities in connection with the 2025 Annual Meeting. During the Standstill Period, the KWM Group agreed to vote all of the common shares that it beneficially owned, at each annual general or special meeting of Quipt's Shareholders in accordance with the Board's recommendations, subject to certain exceptions as set forth in the Cooperation Agreement. The KWM Group also agreed to certain customary standstill provisions prohibiting it from, among other things, (a) soliciting proxies; (b) advising or knowingly encouraging any person with respect to the voting or disposition of any securities of Quipt, subject to limited exceptions; and (c) taking actions to change or influence the Board, management or the direction of certain Quipt matters; in each case as further described in the Cooperation Agreement.

On March 14, 2025, Forager submitted a second non-binding letter of intent to Quipt, dated March 13, 2025 (the "Second LOI"). On or about March 15, 2025, the Board considered and declined the proposal contained in the Second LOI, concluding that it undervalued Quipt at the time and that shareholder value would be best served by conducting a rigorous process supervised by Truist. The quality-of-earnings review had not yet been finalized, and the Board viewed completion of that work as an important input to any decision.

On March 27, 2025, the Strategic Transactions Committee approved an engagement letter between Quipt and Truist to advise on a range of strategic alternatives, which was executed on March 28, 2025.

On April 2, 2025, Forager filed an amendment to its Schedule 13D disclosing the First NDA.

In April 2025, representatives of Forager and Kingswood met with representatives of Truist to discuss Quipt valuation matters.

On April 24, 2025, Forager requested termination of the First NDA effective immediately in light of differing interpretations of its terms.

Between April 24 and May 1, 2025, Forager and Quipt discussed the First NDA's terms and the parties understanding thereof.

On May 12, 2025, Quipt reported earnings, following which the Nasdaq closing price of its common shares dropped from $2.18 per share on May 9, 2025 to $1.66 per share.

On May 13, 2025, Mr. Wilhelm emailed Mr. Crawford requesting that an email be circulated to the Board that advises the Board that Forager concluded, based upon advice of counsel, that Board approval was required in order for Forager to submit a proposal under the First NDA, which conclusion differed from Mr. Wilhelm's understanding of the purpose of the First NDA. Mr. Wilhelm further indicated that Forager was seeking to act cooperatively and attached a formal written request for Board approval to make a proposal.

On May 15, 2025, Mr. Crawford replied to Mr. Wilhelm's email stating: "Following the board meeting last evening with our counsel, we'd like to reconnect you with Truist to ensure Forager has the same data as other interested parties to help you formulate your best offer."

On May 16, 2025, the Nasdaq closing price of Quipt common shares was $1.41 per share.

On May 17, 2025, Forager submitted a third non-binding letter of intent (the "Third LOI"), which included a provision lowering its offered price per share to $3.10 per share in cash.

On May 19, 2025, at 8:03 a.m. (Eastern Time), Mr. Wilhelm emailed Mr. Crawford stating that Forager had been advised by its legal counsel that an amendment to its Schedule 13D filing was required, and at 9:03 p.m. (Eastern Time), Forager filed an amendment to its Schedule 13D disclosing the Third LOI.

On May 19, 2025, the Board held a meeting to discuss the Third LOI. At that time, the Board decided not to respond to Forager given the ongoing strategic review process being conducted with the assistance of Truist at the time, including the need to complete initial outreach and diligence in order to evaluate potential transactions on a consistent and comparable basis.

On May 21, 2025, Quipt announced that it received an unsolicited, non-binding and conditional and indicative proposal from Forager to acquire 100% of the Company's issued and outstanding common shares at a price of $3.10 per share.

At the beginning of June 2025, at the request of the Board, Truist began a formal outreach of sale process. Of the 17 parties contacted 14 executed a non-disclosure agreement and received access to diligence materials. Upon execution of a non-disclosure agreement, parties received additional information on Quipt ("Company Overview Materials"), a Quality of Earnings report, and an invitation to meet with Quipt management.

On June 4, 2025, Forager filed an amendment to its Schedule 13D and issued a press release denying that its offer on May 17, 2025 was "unsolicited" and requesting that Quipt retract its statement made in its press release on May 21, 2025. Forager also requested that Quipt terminate the First NDA, dated February 1, 2025, between Quipt and Forager, because Forager believed it was in the best interest of shareholders.

On June 25, 2025, after Quipt's counsel was contacted by Forager's counsel in an effort to restart communications between the parties, Forager's Canadian counsel was emailed a copy of the form of non-disclosure and standstill agreement being executed by each person part of the process being conducted with the assistance of Truist.

Beginning on July 1, 2025, at the request of Quipt, Truist distributed bid instruction letters to parties, which requested the submission of initial non-binding indications of interest in respect of a potential strategic transaction with Quipt by no later than July 29, 2025.

Between late July and early August 2025, Quipt received initial non-binding indications of interest from several parties, including Party A, Party B, Party C, Party D, Party E and Party F, with price ranges generally between $2.21 and $3.50 per share. On July 30, 2025, the Board and management met with Truist to review the process and the indications received. Truist followed up with bidders following such meeting to clarify assumptions and per share economics. Revised indications were received from certain parties on July 31, 2025.

On August 1, 2025, the standstill provision of the First NDA terminated in accordance with its terms. On that day, Forager delivered a letter to the Board requesting that Quipt enter into an LOI with Forager by August 10, 2025 (the "August Letter") on the same terms and price as the Third LOI. In the August Letter, Forager indicated that it intended to publicly disclose the August Letter, which Quipt took the position that the August Letter contained certain confidential information.

On August 4, 2025, Quipt's management and members of the Board held a meeting with representatives of Truist. Representatives of Truist presented an updated summary of indication of interests received and then led a discussion regarding the next steps, including providing more detailed due diligence related to updated financial results and recent acquisitions completed and a proposed timeline for receiving further revised indications of interest from parties invited to continue in the transaction process. During this time, Quipt finalized its joint venture to acquire a 60% ownership interest in Hart for total consideration of $17.4 million (the "Hart Transaction"). Following the announcement of the Hart Transaction, Quipt planned to solicit revised bids from interested parties. Following the discussion and based on the information provided during the course of this meeting, the Board instructed management to continue the transaction process. Certain parties that submitted initial indications were not invited to advance to subsequent phases of the process.

On August 7, 2025, Quipt filed for an interim and interlocutory injunction with the Ontario Superior Court of Justice (Commercial List) (the "Ontario Court"), against Forager asserting breaches of the First NDA and seeking to prevent the disclosure of information in the August Letter that Quipt believed to be confidential.

On August 8, 2025, the Ontario Court issued a limited interim injunction ordering Forager not to disclose four of the 69 sentences in the August Letter on the basis that those four sentences could be deemed to include certain confidential information (the "August 8 Order"). The August 8 Order was extended with the mutual consent of Quipt and Forager on each of August 20, 2025 and September 15, 2025.

On August 13, 2025, at the request of Quipt, Truist distributed revised bid instruction letters to Party A, Party B, Party C and Party D, which requested the submission of revised initial non-binding indications of interest in respect of a potential strategic transaction with Quipt by no later than August 28, 2025.

On August 16, 2025, Quipt sent Forager's counsel a draft non-disclosure agreement with a six-year term and no standstill provision in connection with the process being conducted with the assistance of Truist.

On August 19, 2025, members of Quipt's management team held an in-person management presentation with representatives of Party B.

On August 21, 2025, members of Quipt's management team held an in-person management presentation with representatives of Party A.

On August 25, 2025, members of Quipt's management team held a virtual management presentation with representatives of Party C.

On August 25, 2025, Forager filed an amendment to its Schedule 13D and issued a press release that it had submitted another non-binding letter of intent reaffirming its price at $3.10 (the "Fourth LOI").

On August 26, 2025, the Board held a meeting to discuss the Fourth LOI and determined that the proposed consideration of $3.10 per share was undervalued in light of the valuation ranges reflected in the indications of interest submitted by Party A, Party B, Party C, and Party D in late July. The Board elected to proceed with the strategic review process being conducted with the assistance of its financial advisor.

On August 27, 2025, Quipt issued a press release announcing that it had received another unsolicited, non-binding conditional and indicative proposal from Forager to acquire Quipt.

On August 29 and August 31, 2025, Party A and Party B, respectively, submitted revised written, non-binding indications of interest to acquire all outstanding Quipt Shares for cash consideration.

On September 3, 2025, Quipt's management conducted an in-person management presentation with Party D, and Truist also met with Party F, which had previously withdrawn from the process but indicated renewed interest in a potential acquisition of Quipt. Party D subsequently delivered a revised written, non-binding indication of interest on September 5, 2025, and Party F submitted a non-binding letter of intent on September 9, 2025, in each case to acquire all outstanding Quipt Shares for cash consideration.

On September 10, 2025, Forager issued a press release reaffirming its per share price at $3.10 and reiterating its willingness to improve the offer upon additional engagement of the Board.

On September 10, 2025, the Board and management met with Truist to review the process and indications then in hand, including revised submissions from Party D and a new indication from Party F. The Board authorized the next phase of diligence and instructed Truist to solicit final offers.

On September 19, 2025, Truist distributed final bid instruction letters to Party D and Party F, which requested the submission of final proposals by no later than October 28, 2025.

On September 30, 2025, Party A withdrew from the process. Between October 1 and 27, 2025, Parties D and F conducted confirmatory diligence.

Over the course of these discussions, the Board's consideration of potential strategic alternatives evolved as circumstances developed, including in response to changes in market conditions, the level of engagement from potential counterparties and the information available to the Board, including that Forager was prepared to advance proposals reflecting a higher degree of transaction certainty.

On October 22, 2025, Party F notified Truist that it was withdrawing from the process.

In early November, 2025, representatives of Quipt and Forager, and their respective counsel, had a call to discuss if there was a path forward to a negotiated transaction between Quipt and Forager. During the call Forager informally inquired whether a $3.20 per share in cash proposal would be acceptable, and was advised it would not.

On or about November 6, 2025, Quipt re-engaged with Party B, which indicated an interest in submitting a higher offer. Between November 5 and 13, 2025, Quipt and Forager discussed a potential increase in Forager's offer price, and Quipt provided context regarding recent developments, including the Hart Transaction and other financial matters.

On November 12, 2025, DLA Piper sent a draft arrangement agreement to Forager's counsel reflecting Quipt's proposed terms should Forager elect to proceed with a transaction. After renewed discussions between Quipt and Forager, in early December 2025, Kingswood indicated that it would explore making an equity commitment to provide up to the full amount of the equity financing needed to acquire all of the outstanding Quipt common shares. On or around this time, the Board waived the Kingswood NDA, and representatives of Quipt, Kingswood and Forager began discussions regarding a potential transaction pursuant to which Kingswood and Forager would participate as investors in the acquisition of Quipt.

On November 13, 2025, Forager submitted an informal offer to Quipt via email to purchase all of the outstanding common shares of Quipt for $3.33 per share in cash (the "November Proposal").

On November 17, 2025, the Ontario Court issued an order continuing, until trial, certain limited confidentiality-related relief originally granted under the August 8 Order, subject to specified carve-outs. The Court noted that it, amongst other things, was satisfied that Forager had no intention to use any confidential information for any purpose other than as set out in the First NDA, and Forager had undertaken to give Quipt timely notice of any change in that intention.

On November 18, 2025, the Board met to discuss the November Proposal and related process matters. Subsequent to this meeting, the Company received an updated non-binding indication of interest from Party B for $3.50 per share in cash, and Quipt advised Forager that other proposals were more favorable and encouraged Forager to improve its cash terms to remain competitive.

Forager subsequently communicated an increased cash proposal and indicated it intended to proceed with confirmatory diligence. Truist engaged with Forager, and continued to engage with Party B, regarding the scheduling and scope of Forager and Party B's confirmatory due diligence, and the parties exchanged or discussed Forager and Party B's diligence work plans, and held diligence-related calls and videoconferences with Quipt management. On or about November 21, 2025, Forager made an offer to Quipt to purchase all of the outstanding common shares of Quipt for $3.65 per share in cash. The offer contemplated the completion of confirmatory due diligence and did not include a financing contingency.

Beginning on December 2, 2025, Quipt, Kingswood and Forager, together with their respective legal advisers, including McDermott Will & Schulte LLP ("McDermott") and DLA Piper, engaged in an iterative process of exchanging revised drafts of the Arrangement Agreement and holding videoconferences and diligence calls to discuss deal terms and regulatory and other diligence matters. During this period, representatives of McDermott and DLA Piper circulated successive markups of the Arrangement Agreement, and the parties formally convened on December 7 and 10, 2025 to address open issues in the draft and related diligence topics.

On December 3, 2025, representatives of Quipt, Kingswood and Forager met in person at Quipt's headquarters in Wilder, Kentucky in connection with continued business and financial due diligence matters.

On December 8, 2025, Quipt engaged Evans & Evans as its independent financial advisor in connection with its review and consideration of the Arrangement.

On December 11, 2025, the Board, together with DLA Piper, held a call to review the status of negotiations and the principal terms of the Arrangement Agreement.

On December 12, 2025, at a joint meeting of the Strategic Transactions Committee and the Board, each of Truist and Evans & Evans joined the meeting separately to review with the Board their preliminary financial analyses of Quipt and the proposed transaction.

On December 14, 2025, at a joint meeting of the Strategic Transactions Committee and the Board, DLA Piper provided an updated summary of the terms of the Arrangement Agreement based on changes made to the Arrangement Agreement further to negotiated since the prior meeting. In addition, each of Truist and Evans & Evans joined the meeting separately to review with the Board its financial analyses of Quipt and the proposed transaction, and each rendered its opinion to the Board to the effect that, as of December 14, 2025, and based upon and subject to the assumptions, limitations, qualifications and other matters considered in connection with the preparation of their opinions, the consideration to be received by the Quipt Shareholders in the Arrangement pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Quipt Shareholders.

After careful consideration of the terms and conditions of the Arrangement, and the advice of Truist, Evans & Evans and DLA Piper, the Strategic Transactions Committee (with each of Gregory Crawford and Mark Greenberg declaring their respective interests in the transactions contemplated by the Arrangement Agreement (details of which are disclosed in the section of this Proxy Statement titled "Minority Approval Requirements") and abstaining from voting in respect thereof) approved a resolution resolving that (1) the Arrangement is (i) in the best interests of the Company and its stakeholders and (ii) is fair to Quipt Shareholders, and (2) the Strategic Transactions Committee recommended to the Board that the Board (i) approve the Arrangement Agreement, and (ii) make a recommendation to the Quipt Shareholders that such Quipt Shareholders vote in favor of any resolution of Quipt Shareholders approving the Arrangement, such recommendation to be made and included in the management information circular to be sent to Quipt Shareholders in connection with the Arrangement.

After careful consideration of the terms and conditions of the Arrangement, and the advice of Truist, Evans & Evans and DLA Piper, and the recommendation of the Strategic Transactions Committee, the Board approved a resolution resolving, inter alia, that (1) the Arrangement Agreement, substantially in the form circulated to the Board, be and the same is hereby authorized and approved, (2) that the consideration to be received by the Quipt Shareholders pursuant to the Arrangement and the Arrangement Agreement is, from a financial point of view, fair to such holders and that the Arrangement is in the best interests of Quipt, and (3) the Board unanimously recommends to the Quipt Shareholders that the Quipt Shareholders vote in favor of the Arrangement Resolution (as defined in the Arrangement Agreement) authorizing and approving the Arrangement, the Arrangement Agreement and the transactions contemplated therein, and the execution and delivery of the Arrangement Agreement, and (4) the Board unanimously approves, as of immediately prior to the Effective Time, the immediate vesting of all Quipt Options and all Quipt RSUs.

Later in the evening of December 14, 2025, Quipt and entities controlled by Kingswood executed and delivered the Arrangement Agreement, Quipt Voting Agreements, and other operative documents.

Neither Kingswood nor any of its subsidiaries (including Parent and Purchaser) have had any formal discussions regarding the terms of any post-closing employment or equity participation for Quipt's management with the Board, Quipt or any members of Quipt management and no agreements or arrangements have been agreed to with respect to such matters.

On December 15, 2025, before the opening of trading on the Nasdaq and TSX, Quipt issued a press release announcing the transaction.

Reasons for the Arrangement; Recommendation of the Board

At a joint meeting of the Strategic Transactions Committee and the Board held on December 14, 2025:

1.	the Strategic Transactions Committee (with each of Gregory Crawford and Mark Greenberg declaring their respective interests in the transactions contemplated by the Arrangement Agreement (details of which are disclosed in the section of this Proxy Statement titled "Minority Approval Requirements") and abstaining from voting in respect thereof) unanimously approved a resolution resolving that (a) the Arrangement is (i) in the best interests of Quipt and its stakeholders and (ii) is fair to Quipt Shareholders, and (b) the Strategic Transactions Committee recommend to the Board that the Board (i) approve the Arrangement Agreement, and (ii) make a recommendation to the Quipt Shareholders that such Quipt Shareholders vote in favor of any resolution of Quipt Shareholders approving the Arrangement, such recommendation to be made and included in the management information circular to be sent to Quipt Shareholders in connection with the Arrangement; and

2.	the Board unanimously (a) determined that the Arrangement is in the best interests of Quipt, (b) determined that the Consideration to be received by Quipt Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Quipt Shareholders, (c) resolved to recommend that Quipt Shareholders vote FOR in the Arrangement Resolution, and (d) approved of the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby.

In evaluating the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement, the Board consulted with Quipt's management and legal and financial advisors and considered a variety of factors with respect to the arrangement and the other transactions contemplated by the Arrangement Agreement, including the factors described below (not necessarily in order of importance):

●	the Board's knowledge and understanding of Quipt and the industry in which Quipt operates, and the Board's review of Quipt's business, strategy, current and projected financial condition, current earnings and earnings prospects;

●	the strategic process that was undertaken by Quipt with the assistance of Truist with no superior proposal received within the relevant timeframe;

●	the Board's knowledge of the M&A market, including as a result of the various strategic transaction processes Quipt had engaged in;

●	the increasing competition, consolidation and other challenges in the medical devices industry, including the significant competition that Quipt faces from companies with substantially greater size and resources, and the likely effect thereof on the business, operations, financial condition and prospects of Quipt;

●	the risks associated with Quipt's execution of its strategy as an independent, publicly-traded company;

●	compelling, all-cash Consideration providing immediate liquidity and certainty of value to shareholders, eliminating market and execution risk inherent in Quipt's standalone plan;

●	attractive premium to recent trading prices;

●	the respective opinions of Evans & Evans and Truist to the effect that, as of the date of their respective opinions and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the scope of their respective reviews undertaken as set forth in their respective opinions, the Consideration to be received by Quipt Shareholders in the Arrangement pursuant to the Arrangement Agreement was fair, from a financial point of view, to the Quipt Shareholders, which respective opinions are more fully described in the section titled: "The Arrangement—Opinions of Financial Advisors";

●	high degree of deal certainty supported by limited and customary closing conditions, a clear path to required regulatory approvals, and committed financing in place;

●	reasonable deal protections that are customary for transactions of this nature, including a fiduciary out permitting the Board to respond to unsolicited Superior Proposals and a customary Termination Fee that is not preclusive; and

●	Quipt Voting Agreements from a significant Quipt Shareholder and Quipt's directors and officers, enhancing closing certainty.

In the course of reaching its determination, the Board considered various substantive factors and benefits of the Arrangement, each of which the Board believed supported its decision, including (not necessarily in order of importance):

●	that the $3.65 Consideration exceeded the price that the Quipt Shares have traded in the prior 52-week and three year periods and represented a 39.9% premium over the closing price of the Quipt Shares on the Nasdaq and on the TSX on December 12, 2025 (the last day the Quipt Shares traded prior to execution of the Arrangement Agreement), as well as a premium of approximately 46% to the 90-calendar-day volume-weighted average trading price for the Quipt Shares on the Nasdaq and the TSX prior to the date the Arrangement Agreement was executed;

●	the Board's belief that it was unlikely that the trading price of the Quipt Shares would, in the near to medium term, yield greater value to Quipt Shareholders compared to the consideration to be received by Quipt Shareholders pursuant to the Arrangement, based on the risks of Quipt not executing its strategic plan as described in further detail below;

●	the $3.65 per Quipt Share to be received by Quipt Shareholders in the Arrangement is greater than any of the non-binding indicative proposals received from potential buyers in 2025, in each case, as described in the section titled "The Arrangement - Background to the Transaction" above, none of which non-binding indicative proposals resulted in a binding offer. While certain preliminary proposals included consideration in excess of $3.65, each such proposal was withdrawn, expired, or otherwise lapsed before it could be advanced or acted upon;

●	the Board's belief that there was not a significant likelihood that another potential buyer would be interested in acquiring 100% of Quipt Shares at a price in excess of $3.65 per Quipt Share, based on the process conducted by Quipt with the assistance of Truist and on the Board's knowledge and experience, and management's on-going and active dialogue with industry participants and investors;

●	the consideration to be received by Quipt Shareholders pursuant to the Arrangement is payable entirely in cash and provides Quipt Shareholders with immediate liquidity and certainty of value for their investment, and removes the risks and volatility associated with owning shares of Quipt as an independent, publicly traded company;

●	the near-term and medium-term risks associated with execution of Quipt's strategic plan as an independent, publicly-traded company;

●	the challenges Quipt has faced, largely as a result of the volatility of the markets in which it operates, in projecting future performance and meeting analysts' and investors' quarterly expectations;

●	limited available liquidity;

●	the uncertainty of the results of the civil investigation demand received by Quipt from the Department of Justice, issued by the U.S. Attorney's Office for the Northern District of Georgia on September 15, 2023, related to the False Claims Act;

●	the Board's belief that pursuing strategic alternatives would not yield greater value than the consideration to be received by Quipt Shareholders pursuant to the Arrangement;

●	the Board's belief that the Arrangement Agreement offered reasonable assurances as to the likelihood of consummation of the Arrangement, based on:

o	the fact that the Arrangement Agreement is not subject to a financing condition;

o	the fact that Kingswood has committed equity financing for the Arrangement;

o	the likelihood of receiving the required regulatory approvals within the timeframe set out in the Arrangement Agreement, including by the end date, as it may be extended; and

o	Quipt Voting Agreements from a significant shareholder and Quipt's directors and officers, representing 20.9% of the issued and outstanding Quipt Shares.

In addition, the Board also considered various procedural factors and terms of the Arrangement Agreement (not necessarily in order of importance), each of which the Board believed supported its decision, including:

●	that the Board retained its own independent financial advisor, Evans & Evans, on a fixed-fee basis and received an opinion from Evans & Evans as to the fairness, from a financial point of view, to Quipt Shareholders of the Consideration to be received by Quipt Shareholders pursuant to the Arrangement;

●	that each of Kingswood and Forager were separately prohibited under the terms of their respective Confidentiality Agreements with Quipt from engaging in discussions or entering into agreements or arrangements of any kind with Quipt Employees (including Executive Officers) regarding compensation arrangements of any kind without the prior written consent of the Board;

●	the Arrangement Agreement allows the Board to change its recommendation supporting the Arrangement at any time following the Board's good faith determination, after consultation with its outside counsel and financial advisors, that an alternative acquisition proposal constitutes a Superior Proposal (see "The Arrangement Agreement - Recommendation Withdrawal/Termination in Connection with a Superior Proposal or Intervening Event");

●	completion of the Arrangement will be subject to a judicial determination by the Court that the Arrangement is fair and reasonable;

●	the Arrangement Agreement must be approved by (a) no less than 66 2/3% of the votes cast by shareholders present in person or represented by proxy at the Quipt Meeting, and (b) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101; and

●	Quipt Shareholders that do not vote in favor of the Arrangement Resolution and follow certain prescribed procedures described in this Proxy Statement will, if the Arrangement is consummated, be entitled to dissent under the BCBCA and seek fair value for their shares.

The Board also considered a variety of risks and other potentially negative factors concerning the Arrangement Agreement and the Arrangement, including (not necessarily in order of importance):

●	that Quipt Shareholders will no longer participate in future earnings or growth of Quipt and will not benefit from any appreciation in value of Quipt to the extent that those benefits exceed the benefits reflected in the consideration to be received by Quipt Shareholders pursuant to the Arrangement;

●	the potential risk of diverting management attention and resources from the operation of Quipt's business, including other strategic opportunities and operational matters, while working toward the completion of the Arrangement;

●	the potential negative effect on Quipt's business, including its relationships with employees, suppliers, channel partners and customers, of the pendency of the Arrangement;

●	the restrictions on the conduct of Quipt's business prior to completion of the Arrangement;

●	the possibility that the required regulatory approvals may not be obtained in a timely manner, which could result in the end date being extended, and the risk that required regulatory approvals may never be obtained;

●	that Parent and Purchaser are newly-formed entities with no assets other than, with respect to Purchaser, its rights under the Equity Commitment Letters;

●	the risk that the financing contemplated by the Debt Commitment Letter and the Equity Commitment Letters for the consummation of the Arrangement might not be obtained and Quipt's inability to seek specific performance to require Parent and Purchaser to complete the Arrangement if the debt financing is not then available;

●	the risk that the Arrangement may not be completed despite the parties' efforts or that completion of the Arrangement may be unduly delayed, even if the Arrangement Resolution is approved by Quipt Shareholders, including the possibility that conditions to the parties' obligations to complete the Arrangement may not be satisfied, and the potential resulting disruptions to Quipt's business;

●	the conditions to Purchaser's obligation to complete the Arrangement and the rights of Purchaser to terminate the Arrangement Agreement in certain circumstances;

●	the limitations contained in the Arrangement Agreement on Quipt's ability to solicit additional acquisition proposals from third parties after the end of the go-shop period, as well as the fact that if the Arrangement Agreement is terminated in certain circumstances, Quipt must pay a Termination Fee to (or as directed by) Parent or reimburse Parent for certain expenses (see "The Arrangement Agreement - Termination Fees");

●	that because the consideration to be paid for the Quipt Shares will be paid in U.S. dollars and that the exchange rate between U.S. dollars and Canadian dollars will fluctuate prior to the Effective Date, Canadian shareholders cannot be certain of the value in Canadian dollars of the consideration they will receive for their Quipt Shares under the Arrangement;

●	that the consideration to be received by Quipt Shareholders in the Arrangement is expected to be taxable for U.S. federal income tax purposes and Canadian federal income tax purposes (See "The Arrangement - Material U.S. Federal Income Tax Consequences" and "The Arrangement - Material Canadian Federal Income Tax Consequences"); and

●	that Quipt's directors and officers may have interests in the Arrangement that are different from, or in addition to, those of other shareholders, (see "The Arrangement—Interests of the Company's Directors and Executive Officers in the Arrangement").

The Board concluded that the potential negative factors associated with the acquisition of Quipt by Purchaser were outweighed by the potential benefits that the Board expects Quipt and its shareholders to achieve as a result of the Arrangement. Accordingly, the Board approved the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement.

In considering the recommendation of the Board, Quipt Shareholders should be aware that directors and Executive Officers of Quipt have interests in the Arrangement that are different from, or in addition to, any interests they might have solely as a shareholder (see "The Arrangement - Interests of the Company's Directors and Executive Officers in the Arrangement".)

The foregoing discussion of factors considered by the Board is not meant to be exhaustive, but includes the material factors considered by the Board in approving the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement. The Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Rather, the members of the Board made their respective determinations based on the totality of the information presented to them, including the input from Quipt's management and advisors, and the judgments of individual members of the Board may have been influenced to a greater or lesser degree by different factors. The Board did not undertake to make any specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its determination on the totality of the information presented.

The Board unanimously recommends that Quipt Shareholders vote "FOR" the Arrangement Resolution.

Opinions of Financial Advisors

Opinion of Evans & Evans

In December 2025, the Strategic Transactions Committee engaged Evans & Evans pursuant to the Evans & Evans Engagement Letter, dated December 8, 2025, to act as an independent financial advisor to the Strategic Transactions Committee and to prepare the Evans & Evans Fairness Opinion in order to provide an independent opinion as to the fairness of the Consideration, from a financial point of view, to the Quipt Shareholders. At a joint meeting of the Strategic Transactions Committee and the Board held on December 14, 2025 to consider the Arrangement and the Arrangement Agreement, Evans & Evans delivered its oral opinion (which was subsequently confirmed in writing by delivery of Evans & Evans' written opinion dated December 14, 2025) to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken as set forth in its written opinion, the Consideration to be received by the Quipt Shareholders pursuant to the Arrangement was fair, from a financial point of view, to such Quipt Shareholders.

The full text of the Evans & Evans Fairness Opinion, dated as of December 14, 2025, is attached as Annex D to this Proxy Statement. The Evans & Evans Fairness Opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and the limitations on the scope of the review undertaken by Evans & Evans in rendering the Evans & Evans Fairness Opinion. The Evans & Evans Fairness Opinion was directed to the Strategic Transactions Committee of the Board (in its capacity as such) and addresses only the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration as of the date of the Evans & Evans Fairness Opinion. It does not address the relative merits of the Arrangement as compared to any alternative transaction or opportunity that might be available to Quipt, nor does it address the underlying business decision by Quipt to engage in the Arrangement or the terms of the Arrangement Agreement or the documents referred to therein. The Evans & Evans Fairness Opinion does not constitute a recommendation as to how any Quipt Shareholder should vote or act with respect to the Arrangement or any matter related thereto. The summary of the Evans & Evans Fairness Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the Evans & Evans Fairness Opinion. The full text of the Evans & Evans should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Evans & Evans in preparing its opinion.

In arriving at its opinion, Evans & Evans, among other things:

●	reviewed the substantially final form of the draft Arrangement Agreement and the draft Plan of Arrangement provided to Evans & Evans;
●	reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;
●	reviewed certain internal financial analyses and forecasts for the Company prepared and provided by management, including management's forecasts for the fiscal years ending September 30, 2026 through 2030. See "–Management Projections";
●	reviewed selected historical financial information of the Company, including the Company's annual and interim public filings and draft fiscal 2025 results provided to Evans & Evans;
●	reviewed trading prices and trading volumes of Quipt Shares on Nasdaq and the TSX over selected periods and calculated volume-weighted average prices ("VWAPs") for selected periods;
●	compared selected financial and operating information of the Company with corresponding information for certain publicly traded companies that Evans & Evans deemed relevant;
●	reviewed publicly available information and valuation metrics for selected precedent merger and acquisition transactions in the Company's industry; and
●	performed such other financial studies and analyses and considered such other information as Evans & Evans deemed appropriate for the purposes of its opinion.

Evans & Evans also held discussions with certain members of Quipt's management and Quipt's advisors regarding, among other things, the business, operations, financial condition and prospects of the Company, the strategic review process undertaken by the Company, and the terms and background of the Arrangement.

In giving its opinion, Evans & Evans relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with Evans & Evans by the Company or otherwise reviewed by or for Evans & Evans, and did not independently verify any such information. Evans & Evans did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, did not visit any of the Company's facilities, and did not evaluate the solvency of the Company under any laws relating to bankruptcy, insolvency or similar matters. Evans & Evans relied on management forecasts and other prospective financial information provided by management and assumed such information was reasonably prepared on bases reflecting the best currently available estimates and judgments of management. Evans & Evans expressed no view as to such forecasts or the assumptions on which they were based. Evans & Evans also assumed that (i) the Arrangement and the other transactions contemplated by the Arrangement Agreement would be consummated as described therein, (ii) the definitive Arrangement Agreement would not differ in any material respects from the drafts reviewed, and (iii) all required governmental, regulatory and other consents and approvals necessary for the consummation of the Arrangement would be obtained without any adverse effect on the Company or on the contemplated benefits of the Arrangement. Evans & Evans is not a legal, regulatory, accounting or tax advisor and relied on the assessments of Quipt and its advisors with respect to such matters. The Evans & Evans Fairness Opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Company to proceed with the Arrangement; (ii) the relative merits of the Arrangement as compared to any alternative business strategies or transactions that might have existed for the Company; or (iii) or the effect of any other transaction in which the Company might have engaged.

Summary of Material Financial Analyses

The following is a summary of the material financial analyses performed by Evans & Evans in connection with the Evans & Evans Fairness Opinion. The summary is not a complete description of the analyses performed or factors considered by Evans & Evans. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Accordingly, the following analyses must be considered as a whole. The summary of the financial analyses set forth below includes information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Evans & Evans. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Evans & Evans' financial analyses and its opinion.

Trading Price Analysis

Evans & Evans reviewed the historical trading prices of Quipt Shares over the 10, 30, 90 and 180 trading days preceding the date of the Evans & Evans Fairness Opinion. Given the higher trading volume on Nasdaq relative to the TSX, Evans & Evans focused its analysis primarily on Nasdaq trading data. Over the 180 trading days prior to the date of the Evans & Evans Fairness Opinion, the closing price of Quipt Shares on Nasdaq ranged from $1.40 to $2.74 per share. The minimum, average and maximum closing prices over the 10-, 30-, 90- and 180-day periods prior to December 14, 2025 (the date of the Evans & Evans Fairness Opinion) were as follows:

	December 14, 2025
Trading Price	Minimum	Average	Maximum
10-Days Preceding	$2.39	$2.48	$2.61
30-Days Preceding	$2.19	$2.38	$2.61
90-Days Preceding	$1.98	$2.47	$2.74
180-Days Preceding	$1.40	$2.23	$2.74

Evans & Evans also considered trading liquidity and noted that, in its view, declining trading volumes made it difficult for shareholders to realize their shares' current trading price. Evans & Evans calculated VWAPs for the 10-, 20- and 30-day periods prior to December 14, 2025, and observed that the Consideration implied premiums of approximately 46% to 55% to such VWAPs on both Nasdaq and the TSX (as presented in the Evans & Evans Fairness Opinion).

Guideline Public Company Analysis

Evans & Evans compared valuation multiples implied by the Arrangement to corresponding multiples for certain publicly traded companies that Evans & Evans deemed relevant. Evans & Evans selected AdaptHealth Corp., Owens & Minor, Inc. and Viemed Healthcare, Inc. as the guideline public companies it considered most comparable for this purpose. Based on publicly available information, Evans & Evans observed enterprise value (EV)[, equal to equity value less cash plus interest bearing debt,] to trailing twelve-month revenue multiples for the guideline public companies ranging from 0.21x to 1.09x and EV to current fiscal year revenue multiples ranging from 0.74x to 1.02x. Evans & Evans also observed EV to current fiscal year EBITDA multiples for the guideline public companies ranging from 4.56x to 5.95x. Evans & Evans calculated that the Consideration implies an EV-to-fiscal 2025 revenue multiple of approximately 1.12x, which is above the EV-to-current fiscal year revenue multiples observed for the guideline public companies it reviewed, and an EV-to-fiscal 2025 unadjusted EBITDA multiple of approximately 5.8x, which is within the range of EV-to-current fiscal year EBITDA multiples observed for those guideline public companies.

Discounted Cash Flow Analysis

Evans & Evans performed a discounted cash flow (DCF) analysis based on management-provided and Board-approved prospective financial information for the fiscal years ending 2026 through 2030, supplemented by certain assumptions benchmarked against the guideline public companies. In its DCF analysis, Evans & Evans used the Company's forecast for EBITDA and capital expenditures and relied on industry benchmarking for working capital requirements. Evans & Evans developed an estimated weighted average cost of capital (WACC) for the Company using a combination of Company-specific and industry-benchmarked data and applied a WACC range of 11% to 12%. Based on this analysis, Evans & Evans concluded that the enterprise value indicated by the DCF analysis was below the enterprise value implied by the Consideration.

Other Considerations

In arriving at its fairness conclusion, Evans & Evans also considered, among other things, (i) that Quipt conducted a strategic review process that resulted in indications of interest and negotiations that did not ultimately proceed, and that the Consideration was within the range of indications of interest received by the Company, (ii) that, in Evans & Evans' view, Quipt Shares had not traded above the Consideration on Nasdaq or the TSX since early August 2024, and (iii) that the termination fee payable under certain circumstances was within the range of fees observed by Evans & Evans in its experience.

Other Matters

Evans & Evans has advised the Strategic Transactions Committee and the Board that it is independent of the Company and, as of the date of the Evans & Evans Fairness Opinion, Evans & Evans (i) had no present or prospective interest in Quipt, the Purchaser or any other party to the Arrangement or any entity that is the subject of the Evans & Evans Fairness Opinion, and (ii) had no personal interest with respect to any of the parties to the Arrangement. During the two-year period prior to the date of the Evans & Evans Fairness Opinion, neither Evans & Evans nor any of its affiliates was engaged to provide financial advisory or other services to the Company, Purchaser or Parent and neither Evans & Evans nor any of its affiliates received any compensation from the Company, Purchaser or Parent during such period. Other than its engagement in connection with the Evans & Evans Fairness Opinion and the related compensation and reimbursement arrangements described below, Evans & Evans did not have any other material relationship with the Company, Purchaser or Parent that was taken into account by Evans & Evans in rendering the Evans & Evans Fairness Opinion.

Evans & Evans is a corporate finance and valuation firm headquartered in Vancouver, British Columbia with experience in providing fairness opinions, valuations, financial projections and merger and acquisition advisory services. The Strategic Transactions Committee selected Evans & Evans to provide the Evans & Evans Fairness Opinion based on, among other things, its experience in these matters and its familiarity with the Company and the industries in which it operates. Details regarding Evans & Evans' credentials and independence are set forth under the heading "Qualifications & Certification" in the Evans & Evans Fairness Opinion.

Pursuant to the Evans & Evans Engagement Letter, Quipt agreed to pay Evans & Evans a fixed professional fee for the preparation of the Evans & Evans Fairness Opinion in the amount of $34,500.00, plus reimbursement of reasonable out-of-pocket expenses and indemnification in certain circumstances. A retainer of $25,000.00 was payable to commence the engagement, and the balance of the professional fee plus any outstanding disbursements were due upon the earlier of (i) the completion and delivery to the Strategic Transactions Committee of the final draft form of the Evans & Evans Fairness Opinion or (ii) ten (10) days from the issuance of the draft Evans & Evans Fairness Opinion. The fee payable in connection with the Evans & Evans Fairness Opinion is not contingent on the consummation of the Arrangement or the opinion presented.

Opinion of Truist Securities, Inc.

General

In March 2025, the Board engaged Truist Securities, pursuant to an engagement letter dated March 28, 2025, to act as the Board's exclusive financial advisor and to provide, among other things and if requested by the Board, an opinion as to the fairness, from a financial point of view, of the Consideration to be offered to Quipt or the Quipt Shareholders pursuant to a potential sale of Quipt. At the meeting of the Board and the Strategic Transaction Committee held on December 14, 2025 to consider the Arrangement and the Arrangement Agreement, Truist Securities rendered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Truist Securities' written opinion dated December 14, 2025) as to, as of the date of the opinion, the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration to be received by such holders in the Arrangement pursuant to the Arrangement Agreement.

Truist Securities' opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration to be received by such holders in the Arrangement pursuant to the Arrangement Agreement and did not address any other aspect or implication of the Arrangement or any agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Truist Securities' opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this Proxy Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Truist Securities in preparing its opinion. However, neither Truist Securities' written opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement is intended to be, and they do not constitute, advice or a recommendation as to, or otherwise address, how the Board, the Company, any Quipt Shareholder or any other person should act or vote with respect to any matter relating to the Arrangement or otherwise.

In connection with its opinion, Truist Securities conducted such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Truist Securities:

●	reviewed a draft, dated December 14, 2025, of the Arrangement Agreement, including the Plan of Arrangement;

●	reviewed certain publicly available business and financial information relating to the Company and the industry in which it operates;

●	reviewed certain other information relating to the historical, current and future business, financial condition, results of operations and prospects of the Company made available to Truist Securities by the Company, including projections with respect to the future financial performance of the Company prepared by, or discussed with, the management of the Company. See "–Management Projections";

●	reviewed the financial and operating performance of the Company as compared to that of companies with publicly traded equity securities that Truist Securities deemed relevant;

●	had discussions with certain members of the management of the Company and with certain of its representatives and advisors regarding the business, financial condition, results of operations and prospects of the Company and the Arrangement; and

●	undertook such other studies, analyses and investigations as Truist Securities deemed appropriate.

Truist Securities relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. Truist Securities' role in reviewing such data, material and other information was limited solely to performing such review as Truist Securities deemed necessary and appropriate to support its opinion and such review was not conducted on behalf of the Board, the Company or any other person. Management of the Company advised Truist Securities, and Truist Securities assumed, that the Management Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company. At the Board's direction, Truist Securities assumed that the Management Projections provided a reasonable basis on which to evaluate the Company and the Arrangement, and at the Board's direction, Truist Securities used and relied upon the Management Projections for purposes of its analyses and opinion. Truist Securities expressed no view or opinion with respect to the Management Projections or the assumptions on which they were based. Truist Securities further relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the dates of the information, financial or otherwise, provided to Truist Securities and that there was no information or any facts that would make any of the information discussed with or reviewed by Truist Securities incomplete or misleading.

Truist Securities also relied upon and assumed without independent verification that (a) the representations and warranties of all parties to the Arrangement Agreement and all of the documents and agreements referred to therein were true and correct; (b) each party to the Arrangement Agreement and all of the documents and agreements referred to therein would fully and timely perform all of the covenants and agreements required to be performed by such party under the Arrangement Agreement, and such other documents and agreements, as applicable; (c) the Arrangement would be consummated in accordance with the terms of the Arrangement Agreement without waiver, modification or amendment of any term, condition or agreement therein; and (d) in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Arrangement, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or the Arrangement. Truist Securities also assumed that the Arrangement Agreement, when executed by the parties thereto, would conform to the draft reviewed by Truist Securities in all respects material to its analyses and opinion.

Furthermore, in connection with its opinion, Truist Securities was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) relating to the Company or any other party to the Arrangement, nor was Truist Securities provided with any such appraisal or evaluation. Truist Securities did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company was or may have been a party or was or may have been subject. Truist Securities did not express any opinion as to the price or range of prices at which Quipt Shares could be purchased or sold at any time.

Truist Securities' opinion was necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to Truist Securities as of, the date of its opinion. Truist Securities has no obligation to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring or information that otherwise comes to its attention after the date of its opinion.

Truist Securities' opinion only addressed the fairness, from a financial point of view, to the Quipt Shareholders of the Consideration to be received by such holders in the Arrangement pursuant to the Arrangement Agreement and did not address any other aspects or implications of the Arrangement or any agreement, arrangement or understanding entered into in connection therewith or otherwise. Truist Securities' opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company or any other party to proceed with or effect the Arrangement; (ii) the form, structure or any other portion or aspect of the Arrangement; (iii) the fairness of any portion or aspect of the Arrangement to the holders of any class of securities, creditors or other constituencies of the Company or any other party (other than the Quipt Shareholders in the manner set forth therein); (iv) the relative merits of the Arrangement as compared to any alternative business strategies that might have existed for the Company or any other party or the effect of any other transaction in which the Company or any other party might have engaged; (v) whether or not the Company, Purchaser, Parent or any other party was receiving or paying reasonably equivalent value in the Arrangement; (vi) the fairness of any portion or aspect of the Arrangement to any one class or group of the Company's or any other party's security holders or other constituents vis-à-vis any other class or group of the Company's or such other party's security holders or other constituents or the fairness of the allocation of any consideration amongst or within classes or groups of security holders or other constituents; (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Arrangement, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or consideration payable to, or received by, any advisors, managers, officers, directors or employees of any party to the Arrangement, any class of such persons or any other party, relative to the Consideration or otherwise. In addition, Truist Securities did not provide any opinion, counsel or interpretation regarding matters requiring legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other similar professional advice. Truist Securities assumed that any such opinions, counsel or interpretations, had been or would be obtained from appropriate professional sources. Furthermore, Truist Securities relied, with the Board's consent, on the assessments by the Board, the Company and their respective advisors as to all legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other matters with respect to the Company and the Arrangement.

Truist Securities' opinion was furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Arrangement and may not be used for any other purpose without Truist Securities' prior written consent. Truist Securities' opinion is not intended to be, and does not constitute, a recommendation to the Board, the Company, any security holder of the Company or any other party as to how to act or vote with respect to any matter relating to the Arrangement or otherwise.

In performing its analyses, Truist Securities considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in Truist Securities' analyses for comparative purposes is identical to the Company. The implied valuation reference ranges indicated by Truist Securities' analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company and Truist Securities. Much of the information used in, and accordingly the results of, Truist Securities' analyses are inherently subject to substantial uncertainty.

Truist Securities' opinion and analyses were provided to the Board in connection with its evaluation of the proposed Arrangement and were among many factors considered by the Board in evaluating the proposed Arrangement. Neither Truist Securities' opinion nor its analyses were determinative of the Consideration or of the views of the Board with respect to the proposed Arrangement.

The following is a summary of the material financial analyses performed by Truist Securities in connection with its opinion rendered to the Board on December 14, 2025 (which was subsequently confirmed in writing by delivery of Truist Securities' written opinion dated December 14, 2025). The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Truist Securities' analyses.

For purposes of its analyses, Truist Securities reviewed a number of financial metrics, including:

●	Adjusted EBITDA – generally, the amount of the relevant company's earnings before interest, taxes, depreciation and amortization and stock-based compensation expense for a specified time period, as adjusted for certain non-recurring items.

●	Enterprise Value – generally, the value as of a specified date of the relevant company's outstanding equity securities (taking into account outstanding dilutive options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

Selected Companies Analysis

Truist Securities considered certain financial data for selected companies with publicly traded equity securities Truist Securities deemed relevant.

Unless the context indicates otherwise (i) share prices for the selected companies listed below were based on the market price of the common stock of such companies as of December 9, 2025, (ii) the estimates of the future financial performance of the Company were based on the Management Projections, and (iii) the estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.

The financial data reviewed included:

●	Enterprise Value as a multiple of estimated Adjusted EBITDA for the 2026 fiscal year, or "2026E Adjusted EBITDA"; and

●	Enterprise Value as a multiple of estimated Adjusted EBITDA for the 2026 fiscal year less capital expenditures, or "2026E Adjusted EBITDA less Capital Expenditures."

The selected companies and the mean, median, low and high financial data were:

●	Owens & Minor, Inc.

●	Adapt Health Corp.

●	Viemed Healthcare, Inc.

	Enterprise Value / 2026E Adjusted EBITDA	Enterprise Value / 2026E Adjusted EBITDA Less Capital Expenditures
Mean	4.8x	12.1x
Median	4.6x	12.1x
Low	4.3x	10.4x
High	5.4x	13.7x

1.	Owens & Minor, Inc.'s financial data was pro forma for the pending divesture of its P&HS segment for cash proceeds of approximately $375 million.

Taking into account the results of the selected companies analysis, Truist Securities applied selected ranges of 4.3x to 5.4x to the Company's 2026E Adjusted EBITDA and 10.4x to 13.7x to the Company's 2026E Adjusted EBITDA less Capital Expenditures. The selected companies analysis indicated an implied value reference range of $3.92 to $5.48 per Quipt Share based on the Company's 2026E Adjusted EBITDA and $1.43 to $2.54 per Quipt Share based on the Company's 2026E Adjusted EBITDA less Capital Expenditures, in each case as compared to the Consideration of $3.65 per Quipt Share in the Arrangement pursuant to the Arrangement Agreement.

Discounted Cash Flow Analysis

Truist Securities performed a discounted cash flow analysis of the Company by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of the Company based on the Management Projections. Truist Securities applied a range of perpetuity growth rates of 2.00% to 4.00% and discount rates ranging from 10.75% to 12.75%. The discounted cash flow analysis indicated an implied value reference range of $1.78 to $3.80 per Quipt Share, as compared to the Consideration of $3.65 per Quipt Share in the Arrangement pursuant to the Arrangement Agreement.

Other Matters

Truist Securities was retained by the Company as its financial advisor based on Truist Securities' experience and reputation and Truist Securities' knowledge of the Company and its industry. Truist Securities will receive certain fees for its services to the Company, a significant portion of which is contingent upon consummation of the Arrangement. A fixed fee became payable upon the delivery of its opinion and the remainder of the fees is contingent upon the consummation of the Arrangement. In addition, the Company has agreed to reimburse certain expenses incurred by Truist Securities in connection with its engagement and to indemnify Truist Securities and certain related parties for certain liabilities arising out of its engagement.

Truist Securities and its affiliates may in the future provide investment banking and other financial advice and services to the Company, Purchaser, Parent, Kingswood, its subsidiaries and portfolio companies of investment funds affiliated or associated with Kingswood (collectively, with Kingswood, the "Kingswood Group"), and their respective affiliates, or other related parties, for which advice and services Truist Securities and its affiliates would expect to receive compensation. Truist Securities is a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Truist Securities and its affiliates may acquire, hold or sell, for Truist Securities and its affiliates' own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Purchaser, Parent, other members of the Kingswood Group, their respective affiliates and other related parties and any other company that may be involved in the Arrangement, as well as provide investment banking and other financial services to such companies.

Management Projections

The Company does not, as a matter of course, publicly disclose long-term consolidated forecasts as to future performance, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the Arrangement, the Company's management, at the request of the Board, provided the Board, the Strategic Transactions Committee, Truist, and Evans & Evans and its advisors with certain non-public, unaudited prospective financial information for the fiscal years 2026 through 2030 (collectively, the "Management Projections") reflecting the Company's management's best then-available estimates and judgments of the future financial performance of the Company for such periods. The Management Projections were prepared on a standalone basis and do not take into account any of the transactions contemplated by the Arrangement Agreement, including any costs incurred in connection with the Arrangement, or any changes to the Company's operations or strategy that may be implemented after the completion of the Arrangement. As a result, actual results likely will differ, and may differ materially, from those contained in the Management Projections. You should note that the Management Projections constitute forward-looking statements.

The Company's management provided the Management Projections to the Board and the Strategic Transactions Committee in connection with their respective evaluations of the Arrangement and to each of Truist and Evans & Evans for their use and reliance as the basis for their respective financial analyses and opinions, as described in more detail in the sections of this Proxy Statement captioned "—Opinion of Truist Securities, Inc." and "—Opinion of Evans & Evans." A summary of the Management Projections is included in this Proxy Statement solely to give Quipt Shareholders access to certain non-public information that was provided to the Board, the Strategic Transactions Committee, Truist, and Evans & Evans and its advisors and is not included in this Proxy Statement to influence any Quipt Shareholder to vote for the Arrangement Resolution, to vote against the Arrangement Resolution, or for any other purpose. The inclusion of this information should not be regarded as an indication that any of the Company or its affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.

While presented with numerical specificity, the Management Projections reflect numerous estimates and assumptions that are inherently uncertain and may be beyond the control of the Company, including, among others, Quipt's assumptions about reimbursement changes from payors both government and private insurance, loss of payor contract, supply chain constraints, sales volume levels, operating results, competitive conditions, availability of capital resources, levels of capital expenditures, other contractual obligations, inflation and the supply of and demand for its products, as well as the other matters described in the section of this Proxy Statement captioned "Cautionary Statement Regarding Forward-Looking Statements." The Management Projections reflect both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Company can give no assurance that the Management Projections and the underlying estimates and assumptions will be realized. In addition, since the Management Projections cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. This information constitutes "forward-looking statements" and actual results may differ materially and adversely from those projected. See the section of this Proxy Statement captioned "Cautionary Statement Regarding Forward-Looking Statements."

The Management Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with GAAP, or Canadian generally accepted accounting principles, published guidelines of the SEC or Canadian securities commissions, the guidelines established by the Public Company Accounting Oversight Board, or the guidelines established by the Canadian Institute of Chartered Accountants for preparation and presentation of prospective financial information. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Management Projections, are excluded from the definition of "non-GAAP financial measures" under applicable SEC rules and regulations. As a result, the Management Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Neither the Company's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Management Projections, nor have they expressed any opinion or any other form of assurance on such information or their achievability. The report of the independent registered public accounting firm to the Company contained in its Annual Report on Form 10-K for the year ended September 30, 2025 relates to historical financial information of the Company, and such report does not extend to the projections included below and should not be read to do so.

Furthermore, the Management Projections do not take into account any circumstances or events occurring after the date on which they were prepared. The Company can give no assurance that, had the Management Projections been prepared as of the date of this Proxy Statement, similar estimates and assumptions would be used. Except as required by applicable law, the Company does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Management Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be inappropriate or to reflect changes in general economic or industry conditions. The Management Projections do not take into account all the possible financial and other effects of the Arrangement on the Company, the effect on the Company of any business or strategic decision or action that has been or will be taken as a result of the Arrangement Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Arrangement Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Arrangement. Further, the Management Projections do not take into account the effect on the Company of any possible failure of consummation of the Arrangement. None of the Company or its Affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Quipt Shareholder or any other person regarding the Company's ultimate performance compared to the information contained in the Management Projections or to the effect that the forecasted results will be achieved. The inclusion of the Management Projections herein should not be deemed an admission or representation by the Company or its Affiliates, officers, directors, advisors or other representatives or any other person that the Management Projections are viewed as material information of the Company, particularly in light of the inherent risks and uncertainties associated with such forecasts.

In light of the foregoing, as well as the uncertainties inherent in any forecasted information, Quipt Shareholders are cautioned not to place undue reliance on such information, and the Company urges all of its shareholders to review its most recent SEC filings for a description of the Company's reported financial results.

The Management Projections are based on various assumptions, including, but not limited to, the following principal assumptions:

●	Revenue and expenses for the years 2026 through 2030 per the Company's forecast;

●	Recently acquired majority ownership in Hart and acquisition of Mediserve Inc.

●	Impact on the Company of macroeconomic factors and industry conditions; and

●	The Company's management's expectations related to, among other things, (a) product pricing, volume and composition, (b) cost inflation, (c) working capital, (d) an assumed cyclical reduction in product pricing and volume in the projected period based on historical trends, industry forecasts and management's judgment, and (e) the Company's ability to invest in capital expenditure and acquisition opportunities.

The following table summarizes the Management Projections for the fiscal years 2026 through 2030 ($ in millions, unless otherwise stated):

Management Projections

	FY2026	FY2027	FY2028	FY2029	FY2030
Net Revenue	$329.2	$335.8	$349.2	$363.2	$377.7
Adjusted EBITDA(1)	$67.5	$71.0	$74.6	$78.4	$82.3
Patient Capex	51.3	52.3	54.3	56.4	58.6

(1)	Adjusted EBITDA means the Company's net earnings, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: tax, interest payments, depreciation and amortization, and other items, and before stock-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and does not measure net income or net cash provided by operating activities as determined by GAAP. Please see in Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K incorporated by reference in this Proxy Statement.

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH MANAGEMENT PROJECTIONS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Certain Effects of the Arrangement

If the Arrangement is consummated, Quipt will cease to be a publicly traded company. In addition, registration of the Quipt Shares under the Exchange Act will be terminated and Quipt will cease to file reports with the SEC and Quipt will cease to be a reporting issuer in each province and territory of Canada.

Upon the consummation of the Arrangement, each Quipt Share issued and outstanding immediately prior to the Effective Time of the Arrangement (other than any Quipt Share in respect of which the Quipt Shareholder has validly exercised his, her or its Dissent Right) will be deemed transferred to, and acquired by, Purchaser, free and clear of all Liens, in exchange for the right to receive the Consideration, as further described in the Plan of Arrangement. Registered Quipt Shareholders who are entitled to, and who properly exercise Dissent Rights under the terms of the Interim Order, shall instead have the right to receive the fair value for their Quipt Shares under Sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order, and the Final Order, and their Quipt Shares will be deemed transferred to Quipt for cancellation, and such Quipt Shareholder will cease to be a Registered Quipt Shareholder or non-registered Quipt Shareholder under which Dissent Rights were exercised, and will cease to have any rights as a Registered Quipt Shareholder or non-registered Quipt Shareholder.

Upon the consummation of the Arrangement and in accordance with the provisions of the Quipt Share Compensation Plan, each outstanding Quipt Option not exercised as of immediately prior to the Effective Time (whether vested or unvested) shall be deemed to be unconditionally vested and exercisable and such Quipt Option shall, without any further action by or on behalf of the holder of such Quipt Option, be deemed to be surrendered and transferred by such holder to Quipt in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the product of (i) the number of Quipt Shares underlying such Quipt Option, multiplied by (ii) the amount by which the Consideration exceeds the exercise price of such Quipt Option, and each such Quipt Option shall be immediately cancelled (however, if the exercise price of a Quipt Option is equal to or greater than the Consideration, such Quipt Option shall be cancelled without provision of any consideration and neither Quipt nor Purchaser shall be obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option). Upon the consummation of the Arrangement and in accordance with the provisions of the Quipt Share Compensation Plan, each Quipt RSU outstanding as of immediately prior to the Effective Time (whether vested or unvested) shall, without any further action by or on behalf of the holder of such Quipt RSU, be deemed to be transferred by such holder to Quipt in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the Consideration and all Quipt RSUs shall be immediately cancelled. Notwithstanding the foregoing, Quipt and the independent members of the Board have agreed to terminate and cancel and aggregate of 250,000 of the unvested RSUs effective as of immediately prior to the Effective Time, and in consideration thereof, Quipt will pay to such independent members of the Board a lump sum cash payment in the aggregate amount of $300.00, as full consideration for the cancellation of such RSUs. In addition, and concurrently with such agreement, the Board approved the payment of a cash transaction completion bonus in the amount of $912,500 to Mr. Mehta, payable upon successful completion of the Arrangement at the Effective Time.

Following the consummation of the Arrangement, Quipt will be a wholly-owned subsidiary of the Purchaser, the rights of creditors against the property and interests of Quipt will be unimpaired by the Arrangement, and Quipt Shareholders, other than Quipt Shareholders who have validly exercised and not withdrawn Dissent Rights, will have the right to receive cash Consideration for each Quipt Share held immediately prior to the Effective Date, as provided by the Plan of Arrangement. If the Arrangement is completed, the Purchaser will be the sole beneficiary of our future earnings and growth, if any, and will be the sole Persons entitled to vote on corporate matters affecting Quipt following the Arrangement. Similarly, the Purchaser will also bear the risks of ongoing operations, including the risks of any decrease in our value after the Arrangement and the operational and other risks related to the incurrence by us of significant additional debt as described below under the section titled "The Arrangement - Financing of the Arrangement."

The Quipt Shares are currently registered under the Exchange Act and listed and traded on the Nasdaq under the symbol "QIPT". Quipt is also a reporting issuer in each province of Canada and the Quipt Shares are listed on the TSX under the symbol "QIPT". As a result of the Arrangement, Quipt will be a privately held corporation, and there will be no public market for the Quipt Shares. After the Arrangement, the Quipt Shares will cease to be listed and traded on the Nasdaq and the TSX, and sales of Quipt Shares in the public market will no longer be available. In addition, registration of the Quipt Shares under the Exchange Act will be terminated, Quipt will cease to file reports with the SEC and Quipt will cease to be a reporting issuer in each province and territory of Canada.

Effects on the Company if the Arrangement is Not Completed

If the Arrangement Resolution is not approved by Quipt Shareholders or if the Arrangement is not completed for any other reason, Quipt Shareholders will not receive any Consideration for their Quipt Shares in connection with the Arrangement. Instead, Quipt will remain an independent public company and the Quipt Shares will continue to be listed and traded on the Nasdaq and the TSX. In addition, if the Arrangement is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that Quipt Shareholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, general industry, economic, regulatory and market conditions. Accordingly, if the Arrangement is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your Quipt Shares. Furthermore, if the Arrangement is not completed, and depending on the circumstances that caused the arrangement not to be completed, the price of the Quipt Shares may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Quipt Shares would return to the price at which Quipt Shares trade as of the date of this Proxy Statement. From time to time, the Board will evaluate and review, among other things, the business operations, properties and capitalization of Quipt and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the Arrangement Resolution is not approved by Quipt Shareholders or if the Arrangement is not consummated for any other reason, there can be no assurance that any other transaction acceptable to Quipt will be offered, or that the business, prospects or results of operations of Quipt will not be adversely impacted.

Delisting and Deregistration of Quipt Shares

If the Arrangement is completed, the Quipt Shares will cease to be registered, listed and traded on the Nasdaq and the TSX, and sales of Quipt Shares in the public market will no longer be available. In addition, registration of the Quipt Shares under the Exchange Act will be terminated and Quipt will cease to be a reporting issuer under Canadian Securities Laws.

Court Approval of the Arrangement and Completion of the Arrangement

Quipt's Arrangement under the BCBCA requires Court approval. On [•], 2026, Quipt obtained the Interim Order, which provides for the calling and holding of the Quipt Meeting, the Dissent Rights and other procedural matters and filed a Notice of Hearing of Petition for the Final Order to approve the Arrangement. A copy of the Interim Order is attached hereto as Annex F. Subject to the approval of the Arrangement Resolution by Quipt Shareholders at the Quipt Meeting, the hearing in respect of the Final Order approving the Arrangement is currently anticipated to take place on or about [•], 2026 at [•] [a.m./p.m.] (Vancouver time) or as soon thereafter as counsel may be heard, at the courthouse at 800 Smithe Street, Vancouver, British Columbia.

At the hearing of the application for the Final Order, the Court will be requested to consider the fairness of the terms and conditions of the Arrangement. Under the terms of the Interim Order, each holder of Quipt Shares or any other interested person will have the right to appear and make submissions at the application for the Final Order, provided such person has filed with the Court and served Quipt at the address set out below, on or before [•] (Vancouver time) on [•], or the Business Day that is three Business Days prior to the date of the Quipt Meeting if it is not held on [•], 2026, a Response to Petition ("Response"), including their address for service, together with all materials on which they intend to rely at the application. The Response and supporting materials must be delivered, within the time specified, to DLA Piper (Canada) LLP, counsel to Quipt at Suite 2700, 1133 Melville Street, Vancouver, British Columbia V6E 4E5, Attention: Derek J. Bell, or by email at derek.bell@dlapiper.com

Assuming the Final Order approving the Arrangement is granted and the other conditions to Closing contained in the Arrangement Agreement are satisfied or waived to the extent legally permissible, the Arrangement will be completed to give effect to the Plan of Arrangement. Notwithstanding the approval by Quipt Shareholders of the Arrangement Resolution, Quipt reserves the right not to proceed with the Arrangement in accordance with the terms of the Arrangement Agreement.

Canadian Securities Law Matters

Quipt is a reporting issuer (or its equivalent) in all provinces and territories of Canada and accordingly is subject to the applicable Canadian Securities Laws of such provinces and territories that have adopted MI 61-101. MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding interested or related parties, independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors. The protections of MI 61-101 generally apply to "business combinations" that terminate the interests of securityholders without their consent.

A transaction such as the Arrangement constitutes a "business combination" for purposes of MI 61-101 if, at the time the Arrangement is agreed to, a "related party" of Quipt, such as a director or senior officer (as defined in MI 61-101) or a holder of 10% or more of any class of Quipt Shares, is entitled to receive, as a consequence of the transaction, a "collateral benefit" (as defined in MI 61-101).

A "collateral benefit" is broadly defined for purposes of MI 61-101 and means, subject to certain specified exclusions, any benefit that a related party of the issuer is entitled to receive, directly or indirectly, as a consequence of the transaction, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of the issuer or of another person, regardless of the existence of any offsetting costs to the related party or whether the benefit is provided, or agreed to, by the issuer or another party to the transaction.

The definition of "collateral benefit" contains certain exclusions. In that regard, a benefit received by a related party of Quipt is not considered to be a collateral benefit if the benefit is received solely in connection with the related party's services as an employee, director or consultant of Quipt or an affiliated entity and: (a) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the Arrangement; (b) the conferring of the benefit is not, by its terms, conditional on the related party supporting the Arrangement in any manner; (c) full particulars of the benefit are disclosed in this Proxy Statement; and (d) either (i) at the time the Arrangement was agreed to, the related party and its associated entities beneficially own or exercise control or direction over less than 1% of the each class of the outstanding Quipt Shares, or (ii) (A) if the transaction is a "business combination", the related party discloses to an independent committee of Quipt the amount of consideration that the related party expects it will be beneficially entitled to receive, under the terms of the Arrangement, in exchange for equity securities beneficially owned by the related party, (B) the independent committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value referred to in (A), and (C) the independent committee's determination is disclosed in this Proxy Statement.

As of the Record Date, for the purposes of MI 61-101, the following related parties own or exercise control or direction over the following classes of Quipt Shares, as determined in accordance with MI 61-101 and Section 1.8 of NI 62-104:

Name, Title	Quipt Shares	Quipt Options(2)	Quipt RSUs		Percentage of Quipt Shares, on a partially diluted, as-converted to Quipt Shares basis (%)(1)
Gregory Crawford (Chief Executive Officer & Director)	3,630,778	75,000	959,750		10.35%

Hardik Mehta (Chief Financial Officer)	884,199	60,000	366,471		2.95%

Mark Greenberg (Director)	293,690	488,750	234,629	(3)	1.98%

Brian Wessel (Director)	98,875	75,000	197,260	(3)	0.84%

Kevin Carter (Director)	92,500	5,625	185,392	(3)	0.64%

Thomas William Roehrig (Chief Accounting Officer)	55,125	130,000	117,875		0.68%

David Alan Bachelder (Executive VP of Operations)	2,156	80,000	20,000		0.23%

Patrick Dennis Gamble (Executive VP of Operations)	40,057	15,000	20,000		0.17%

Mark Alan Miles (Chief Compliance Officer)	-	57,500	110,000		0.38%

Notes:

(1)	Assumes that each Quipt RSU held by the relevant director or Executive Officer is settled in Quipt Shares and that each outstanding Quipt Option held by such individual is exercised for Quipt Shares.
(2)	As at the Record Date, all in-the-money Quipt Options held by directors and Executive Officers are vested. It is not expected that any unvested Quipt Options held by such individuals will receive any payment under the Arrangement.
(3)	Pursuant to forfeiture agreements entered into by Quipt with each of Mark Greenberg, Brian Wessel and Kevin Carter, 92,862, 80,406 and 76,732 of the Quipt RSUs, respectively, will be forfeited immediately prior to the Effective Time and terminated prior to the implementation of the Plan of Arrangement in exchange for nominal payments in the amount of $100 per individual, reducing the aggregate payments otherwise payable to these participants under the Arrangement by $912,500 in the aggregate.

As of the Record Date, each of the directors and Executive Officers of Quipt and their respective associated and affiliated entities beneficially own, or exercise control or direction over, less than 1% of each outstanding class of the issued and outstanding Quipt Shares (assuming in each case the exercise of Quipt Options held by them and taking into account all Quipt RSUs), other than: (a) Gregory Crawford (Chief Executive Officer & Director), who holds 10.35% of the outstanding Quipt Shares (assuming all relevant securities held by Gregory Crawford are settled for or exercised into Quipt Shares), (b) Hardik Mehta (Chief Financial Officer), who holds 2.95% of the outstanding Quipt Shares (assuming all relevant securities held by Hardik Mehta are settled for or exercised into Quipt Shares), and (c) Mark Greenberg (Director) (and together with Mr. Crawford and Mr. Mehta, the "Excluded Individuals"), who holds 1.98% of the outstanding Quipt Shares (assuming all relevant securities held by Mark Greenberg are settled for or exercised into Quipt Shares).

The Quipt Options are non-assignable, may have terms not exceeding ten (10) years, and have varying vesting schedules. Each Quipt RSU entitles its holder to receive, upon vesting, one (1) Quipt Share or a cash payment in lieu thereof. All unvested Quipt Options and unvested Quipt RSUs will vest in full on the Effective Time of the Arrangement. The exercise price of each unvested Quipt Option exceeds the Consideration payable per Quipt Share; accordingly, no amount is expected to be payable to the Excluded Individuals in respect of unvested Quipt Options. We estimate that the aggregate amount payable to the Excluded Individuals in respect of their unvested Quipt RSUs which the Board has approved for accelerated vesting, assuming the Effective Time of the Arrangement occurred on the date on which the Arrangement Agreement was executed (December 14, 2025), would be $3.74 million, prior to any applicable deductions and withholdings. Notwithstanding the foregoing, Quipt and the independent members of the Board have agreed to terminate and cancel and aggregate of 250,000 of the unvested RSUs effective as of immediately prior to the Effective Time, and in consideration thereof, Quipt will pay to such independent members of the Board a lump sum cash payment in the aggregate amount of $300.00, as full consideration for the cancellation of such RSUs. In addition, and concurrently with such agreement, the Board approved the payment of a cash transaction completion bonus in the amount of $912,500 to Mr. Mehta, payable upon successful completion of the Arrangement at the Effective Time.

In addition, there are possible cash severance payments, retention payments, transaction completion bonuses and other termination benefits pursuant to executive employment or bonus agreements with certain Executive Officers, including Mr. Crawford, Mr. Mehta and Mr. Roehrig.

Mr. Crawford and Mr. Mehta are each party to an executive employment agreement with QHM Holdings Inc., each effective January 1, 2025, which include (a) a change of control retention bonus that, depending on the circumstances, may be payable in an amount equal to 100% of such officer's then-current base salary or 25% of such officer's then-current base salary (with a potential additional 25% of then-current base salary payable at or following the first (1st) anniversary of the transaction in certain circumstances where continued employment is accepted) and (b) in certain termination scenarios, severance benefits that may include (i) twelve (12) months of base salary, (ii) the full executive bonus for the then-current year, and (iii) a cash payment intended to account for twelve (12) months of health insurance premiums or COBRA coverage (as applicable), in each case subject to the execution and non-revocation of a general release of claims.

Mr. Roehrig is party to a retention bonus agreement dated March 31, 2025 (the "Retention Bonus Agreement") that provides for a change of control retention bonus that, depending on the circumstances, may be payable in an amount equal to 100% of then-current base salary or 25% of then-current base salary (with a potential additional 25% of then-current base salary payable at or following the first (1st) anniversary of the transaction in certain circumstances where continued employment is accepted). In all circumstances, if Mr. Roehrig is terminated for "cause" or resigns without "good reason" prior to consummation of a transaction, no amounts are payable under the Retention Bonus Agreement.

Copies of (a) the executive employment agreement with Mr. Crawford, (b) the executive employment agreement with Mr. Mehta and (c) the Retention Bonus Agreement were filed with the SEC as Exhibits 10.3, 10.4 and 10.10, respectively, to Quipt's Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed on December 15, 2025, and are available on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.com.

Pursuant to forfeiture agreements entered into by Quipt with each of Mark Greenberg, Brian Wessel and Kevin Carter, 92,862, 80,406 and 76,732 Quipt RSUs, respectively, will be forfeited immediately prior to the Effective Time and terminated in connection with the implementation of the Plan of Arrangement, thereby reducing the aggregate payments otherwise payable to these participants under the Plan of Arrangement by $912,500. In addition, the Board has approved the payment of a cash transaction completion bonus in the amount of $912,500 to Mr. Mehta, payable upon successful completion of the Arrangement at the Effective Time.

The amount to be received in respect of the accelerated Quipt RSUs by, and retention and transaction completion bonus amounts expected to be payable to, each of the related parties may be considered to be collateral benefits received by the applicable related parties of Quipt for the purposes of MI 61-101. The following table sets out the approximate value of the benefits and other payments to be received by each of the related parties of Quipt in connection with the Arrangement:

Name, Title	Approximate Value of Potential Benefits ($)
Gregory Crawford (Chief Executive Officer & Director)	2,759,222	(1)(3)
Hardik Mehta (Chief Financial Officer)	2,019,335	(2)(3)
Mark Greenberg (Director)	240,046	(4)
Brian Wessel (Director)	207,853	(5)
Kevin Carter (Director)	198,355	(6)
Thomas William Roehrig (Chief Accounting Officer)	358,875	(7)(3)
David Alan Bachelder (Executive VP of Operations)	54,750	(8)
Patrick Dennis Gamble (Executive VP of Operations)	54,750	(9)
Mark Alan Miles (Chief Compliance Officer)	301,125	(10)

TOTAL	6,194,311

Notes:

(1)	Includes the gross amount expected to be received in respect of 702,000 Quipt RSUs that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding) and $196,922 expected to be received as a retention payment payable on completion pursuant to Mr. Crawford's executive employment agreement.

(2)	Includes the gross amount expected to be received in respect of 257,511 Quipt RSUs that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding), $166,920 expected to be received as a retention payment payable on completion pursuant to Mr. Mehta's executive employment agreement, and a cash transaction completion bonus equal to $912,500.

(3)	Figures assume completion of the Arrangement and that the relevant employee (i) remains employed through completion, and (ii) is offered and accepts continued employment by the Purchaser in a commensurate role with commensurate salary and benefits. If the relevant employee either remains employed through at least the first anniversary of the Effective Date or resigns for good reason before that date, the disclosed retention payment for that individual will be doubled. If the Purchaser does not offer continued employment on such terms, the disclosed retention payment for that individual will be quadrupled. Amounts reflect retention bonuses only and are in addition to, and do not include, any severance or other termination payments or benefits. These payments are not, by their terms, conditional upon the individual supporting the Arrangement.

(4)	The gross amount expected to be received in respect of 65,766 Quipt RSUs (net of the Quipt RSUs expected to be forfeited pursuant to the applicable forfeiture agreement) held by Mr. Greenberg that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding).

(5)	Includes the gross amount expected to be received in respect of 56,946 Quipt RSUs (net of the Quipt RSUs expected to be forfeited pursuant to the applicable forfeiture agreement) held by Mr. Wessel that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding).

(6)	Includes the gross amount expected to be received in respect of 54,344 Quipt RSUs (net of the Quipt RSUs expected to be forfeited pursuant to the applicable forfeiture agreement)held by Mr. Carter that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding).

(7)	Includes the gross amount expected to be received in respect of 82,500 Quipt RSUs that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding) and $57,750 expected to be received as a retention payment payable on completion pursuant to Mr. Roehrig's Retention Bonus Agreement.

(8)	Includes the gross amount expected to be received in respect of 15,000 Quipt RSUs held by Mr. Bachelder that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding).

(9)	Includes the gross amount expected to be received in respect of 15,000 Quipt RSUs held by Mr. Gamble that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding).

(10)	Includes the gross amount expected to be received in respect of 82,500 Quipt RSUs held by Mr. Miles that will accelerate on completion of the Arrangement (calculated based on the per-share consideration and subject to applicable tax withholding).

None of the payments or Quipt RSU vesting acceleration described above was made or granted for the purpose, whether in whole or in part, of providing additional consideration to, or otherwise increasing the consideration payable to, any individual in respect of securities disposed of under the Arrangement, and the making or granting of such payments or acceleration is not conditional upon any such individual supporting the Arrangement. Rather, each was made or granted solely in connection with the individual's role as an employee, director or officer of Quipt or its Subsidiaries. Any such payment or acceleration is contingent solely upon completion of the Arrangement and not upon any agreement to vote for or otherwise support it.

Minority Approval Requirements

As a result of the foregoing analysis, the "minority approval" requirements of MI 61-101 will apply in connection with the Arrangement and, in addition to obtaining approval of the Arrangement Resolution of at least 66⅔% of the votes cast by Quipt Shareholders present in person or represented by proxy and entitled to vote at the Quipt Meeting, approval will also be sought by a simple majority of the votes cast by the holders of Quipt Shares present in person or represented by proxy and entitled to vote at the Quipt Meeting, excluding the votes of the "interested parties", "related parties of interested parties" and their "joint actors" whose votes may not be included in determining "minority approval" of a "business combination" under MI 61-101. The table below identifies the Quipt Shares (and corresponding votes) held by interested parties (or related parties of interested parties and joint actors) as at the Record Date that are excluded from the calculation of "minority approval" under MI 61-101, totaling 4,808,667 Quipt Shares:

Name, Title	Quipt Shares Excluded from Voting
Gregory Crawford (Chief Executive Officer & Director)	3,630,778
Hardik Mehta (Chief Financial Officer)	884,199
Mark Greenberg (Director)	293,690

Regulatory Approvals

Pursuant to the terms of the Arrangement Agreement, each of Purchaser, Parent, and Quipt shall each use their commercially reasonable efforts to:

(a)	obtain all Regulatory Approvals and cooperate with the other party in connection with all Regulatory Approvals sought by the other Party;

(b)	as regards requests or notices from any Governmental Entity required information that is relevant to the Arrangement, respond promptly and cooperate with the other party, or furnish reasonably requested information in connection with preparing a submission or response to such request or notice from a Governmental Entity; and

(c)	as regards applications, notices, filings, submissions, undertakings, correspondence and communication in respect of the Regulatory Approvals, unless prohibited by applicable Law, provide the other Party with draft, permit the other party a reasonable opportunity to review and comment thereon, consider those comments in good faith, and provide the other Party with final comments thereof.

Additionally, each party is required to, among other things:

(a)	keep the other party reasonably informed, on a timely basis, of the status of discussions relating to obtaining or concluding the required Regulatory Approvals sought by such party;

(b)	promptly, and in any event, within 20 Business Days of the Arrangement Agreement, make all required filings, notifications, and submissions required under the HSR Act; and

(c)	share equally the cost of applicable filing fees associated with the Regulatory Approvals.

HSR Act

Under the HSR Act, and the rules promulgated thereunder by the FTC, the Arrangement may not be completed until notification and report forms have been filed with the FTC and the Antitrust Division and the applicable waiting period has expired or been terminated. At any time before or after consummation of the Arrangement, notwithstanding clearance under the HSR Act, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Arrangement or seeking divestiture of substantial assets of Quipt or Purchaser or an affiliate of Purchaser.

At any time before or after the consummation of the Arrangement, and notwithstanding clearance under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Arrangement or seeking divestiture of substantial assets of Quipt or Purchaser or an affiliate of Purchaser. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

While there can be no assurance that the Arrangement will not be challenged by a governmental authority or private party on antitrust grounds, Quipt, based on a review of information provided by Purchaser relating to the businesses in which it and its affiliates are engaged, believes that the Arrangement can be effected in compliance with federal and state antitrust laws. On December 23, 2025 the Parties submitted to the United States Department of Justice and FTC the notifications required under the HSR Act. The statutory waiting period expires on January 22, 2026. The term "antitrust laws" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Federal and state statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

Financing of the Arrangement

Quipt anticipates that the total funds needed to complete the Arrangement (including the funds to pay the Quipt Shareholders and to pay the aggregate cash consideration payable to holders of Quipt Options and Quipt RSUs pursuant to the Arrangement Agreement), which is expected to be approximately $[172,244,532], will be funded through a combination of the following:

•	Equity commitments from the Equity Financing Sources pursuant to the Equity Commitment Letters in an aggregate amount of up to $205,000,000. For more information, see the section of this Proxy Statement titled "Financing of the Arrangement—Equity Financing."

•	If required, debt financing pursuant to the Debt Commitment Letters. For more information, see the section of this Proxy Statement captioned "Financing of the Arrangement—Debt Financing."

The completion of the Arrangement is not conditioned upon Parent's or Purchaser's receipt of financing. See also "The Arrangement Agreement—Specific Performance."

Debt Financing

As of the date of this Proxy Statement, the Purchaser has not arranged for any debt financing to complete the Arrangement.

Equity Financing

Parent and Purchaser have received the Equity Commitment Letter from the Equity Financing Sources in an aggregate amount of up to $205,000,000.

The obligations of the Equity Financing Sources to fund their respective commitment pursuant to the Equity Commitment Letter will terminate automatically and immediately upon the earliest to occur of (1) the Closing, upon the Equity Financing Sources having funded the equity commitment in full; (2) the valid termination of the Arrangement Agreement in accordance with its terms; (3) the payment in full of any amount due when required to be paid pursuant to the Arrangement Agreement; or (4) Quipt, or any of its Affiliates, or any past, present director, officer, employee, incorporator, member, manager, partner, equity holder, Affiliate, agent, attorney or representative of Quipt and its Subsidiaries or any of their respective Affiliates or any successor or assign thereof, and any past, present director, officer, employee, incorporator, member, manager, partner, equity holder, Affiliate, agent, attorney, representative, successor or assign of any of the foregoing (any such Person, a "related party") directly or indirectly, asserts, files or otherwise commences any proceeding or makes any claim against any Equity Financing Source, Parent, Purchaser or any related party thereof in connection with the Arrangement Agreement, the limited guarantee, the Equity Commitment Letters or any of the transactions contemplated thereby (including in respect of any oral representations made or alleged to be made in connection therewith), except, in the case of clause (4), for (i) a claim brought by Quipt seeking specific performance or other equitable relief to cause the Equity Financing Sources to fund in accordance with the Equity Commitment Letter and to cause Purchaser to consummate the Closing (in each case, solely to the extent permitted under Section 9.3 of the Arrangement Agreement), (ii) a claim brought by Quipt against any party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreements (as defined in the Arrangement Agreement), (iii) Quipt seeking payment of the guaranteed obligations under the limited guarantee in accordance with and subject to the terms and conditions thereof, (iv) a claim brought by Quipt against any related party (if any) that is a party to any of the Equity Commitment Letters in accordance with and subject to the terms and conditions thereof or (v) a claim brought by Quipt against any party to, and solely pursuant to the terms and conditions of, the Arrangement Agreement.

Quipt is an express third-party beneficiary of the Equity Commitment Letters for the purpose of causing the equity financing to be funded, but solely for the limited purposes of (a) seeking specific performance or other equitable relief under Section 9.3 of the Arrangement Agreement to cause Purchaser to cause each of the Equity Financing Sources to fund its commitment and to cause Purchaser to consummate the Closing (subject to the limitations in Section 9.3 of the Arrangement Agreement); (b) obtaining injunctive relief or other equitable remedies to enforce funding obligations; and (c) enforcing the guaranteed obligations (damages payable by Purchaser under Section 8.1 of the Arrangement Agreement, if any, following termination of the Arrangement Agreement in accordance with its terms), in each case in accordance with and subject to the terms and conditions of the Equity Commitment Letter and the Arrangement Agreement. In no event may the Company enforce any aspect of the Equity Commitment Letters if the Termination Fee has been paid in full in accordance with the Arrangement Agreement (except, in each case, as contemplated for Fraud, as defined and described in the Arrangement Agreement).

Guarantee

As a condition and inducement to Quipt's willingness to enter into the Arrangement Agreement, Parent agrees to provide a full and unconditional guarantee to Quipt to cause the Purchaser to comply with all of its covenants, obligations, and undertakings under the Arrangement Agreement. Parent will be jointly and severally liable with Purchaser for the truth, accuracy and completeness of all of Purchaser's representations and warranties under the Arrangement Agreement, and Quipt may proceed first against the Parent in respect of any such matter before exercising its rights under this guarantee against Purchaser.

Interests of the Company’s Directors and Executive Officers in the Arrangement

In considering the proposal to approve the Arrangement Resolution, Quipt Shareholders should be aware that certain of Quipt's directors and Executive Officers have interests in the Arrangement that are different from, and/or in addition to, the interests of Quipt Shareholders generally. These interests are described in more detail below. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Arrangement Agreement and to recommend that Quipt Shareholders vote in favor of approving the Arrangement Resolution.

Quipt grants Quipt Options and Quipt RSUs to certain employees, members of the Board, and consultants. The Quipt Options are non-assignable, have terms not exceeding ten (10) years, and have varying vesting schedules. The Quipt RSUs entitle each holder to receive, upon vesting, one (1) Quipt Share or cash in lieu thereof. All unvested Quipt Options and unvested Quipt RSUs will vest in full on the Effective Time of the Arrangement. We estimate that the aggregate amount that would become payable to our directors and Executive Officers in consideration of their unvested Quipt RSUs, assuming the Effective Time of the Arrangement occurred on the date on which the Arrangement Agreement was executed (December 14, 2025), is approximately $4,860,220.

Quipt's current named executive officers are: Gregory Crawford (Chief Executive Officer), Hardik Mehta (Chief Financial Officer), and Thomas Roehrig (Chief Accounting Officer) (collectively, the "Named Executive Officers"). Quipt's current executive officers who are not Named Executive Officers are: David Bachelder (Executive Vice President, Operations), Patrick Gamble (Executive Vice President, Operations), and Mark Miles (Chief Compliance Officer) (the "Unnamed Executive Officers," and together with the Named Executive Officers, the "Executive Officers," and each, an "Executive Officer"). With regard to our Executive Officers, these interests relate to the possible receipt of the following types of payments and benefits that may be triggered by or otherwise relate to the Arrangement, assuming the Effective Time of the Arrangement occurred on the date on which the Arrangement Agreement was executed (December 14, 2025) and, where applicable, the Executive Officer experiences a qualifying termination immediately thereafter: (i) accelerated vesting of Quipt Options and Quipt RSUs; (ii) possible cash severance payments and other termination benefits pursuant to employment agreements; and (iii) the provision of indemnification and insurance arrangements. See "The Arrangement - Canadian Securities Law Matters" for a full description of the accelerated vesting of Quipt Options and Quipt RSUs and other benefits as a result of the Arrangement.

Treatment of Director and Executive Officer Equity Awards

As described in the section titled "The Arrangement Agreement - Treatment of Options and Other Awards," the Arrangement provides that each Quipt Option and Quipt RSU will be treated as set forth below.

Treatment of Quipt Options

Upon the consummation of the Arrangement and in accordance with the provisions of the Quipt Share Compensation Plan, each outstanding Quipt Option not exercised as of immediately prior to the Arrangement (whether vested or unvested) shall be deemed to be unconditionally vested and exercisable and such Quipt Option shall, without any further action by or on behalf of the holder of such Quipt Option, be deemed to be surrendered and transferred by such holder to Quipt, in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the product of (i) the number of Quipt Shares underlying such Quipt Option, multiplied by (ii) the amount by which the Consideration exceeds the exercise price of such Quipt Option, and each such Quipt Option shall be immediately cancelled (however, if the exercise price of a Quipt Option is equal to or greater than the Consideration, such Quipt Option shall be cancelled without provision of any consideration and neither Quipt nor Purchaser shall be obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option). As of the date of this Proxy Statement, there are [3,032,000] Quipt Options outstanding with an average weighted average exercise price of $[3.79] per share (converted from Canadian dollars using the Bank of Canada exchange rate as at December 31, 2025, as the exercise prices of all outstanding Quipt Options are denominated in Canadian dollars).

Treatment of RSUs

Except as set forth in the last sentence of this paragraph, upon the consummation of the Arrangement and in accordance with the provisions of the Quipt Share Compensation Plan, each Quipt RSU outstanding as of immediately prior to the Effective Time (whether vested or unvested) shall, without any further action by or on behalf of the holder of any such Quipt RSUs, be deemed to be transferred by such holder to Quipt in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the Consideration and each such Quipt RSU shall be immediately cancelled. As of the date of this Proxy Statement, there are 2,582,627 Quipt RSUs outstanding. Notwithstanding the foregoing, 92,862 of the Quipt RSUs held by Mark Greenberg, 80,406 of the Quipt RSUs held by Brian Wessel and 76,732 of the Quipt RSUs held by Kevin Carter will not be subject to accelerated vesting as described above and, pursuant to forfeiture agreements entered into between Quipt and each such independent director, will be forfeited immediately prior to the Effective Time and cancelled in connection with the implementation of the Arrangement, in exchange for aggregate consideration in the amount of $300 ($100 per director) resulting in an aggregate reduction of $912,500 in the payments otherwise payable to these independent directors.

Payments for Unvested Equity Awards

The following table sets forth the amounts that the three (3) non-employee directors as a group and the Unnamed Executive Officers as a group would receive with respect to unvested Quipt Options and unvested Quipt RSUs, assuming the Effective Time of the Arrangement occurred on December 14, 2025 for these purposes (and, in the case of Quipt RSUs, that a qualifying termination also occurred on such date), with such amounts calculated based on the Consideration of $3.65 per Quipt Share. The numbers below do not include any estimate of forfeitures which may occur following the date of this Proxy Statement. Depending on when the Effective Time occurs, certain equity-based awards shown in the table below may vest prior to the Effective Time in accordance with their terms.

	Aggregate Amount Payable for Quipt Shares Subject to Unvested Quipt Options		Aggregate Amount Payable for Quipt Shares Underlying Unvested Quipt RSUs
Executive Officers and Directors	($)	(1)		($)	(2)
Non-Employee Directors(3)	[Nil]		$	[646,254]	(5)
All Other Executive Officers as a Group(4)	[Nil]		$	[711,750]

(1)	This amount includes the estimated value that each Executive Officer or director would receive in respect of unvested Quipt Options based on the Consideration of $3.65 per Quipt Share and the assumed closing on December 14, 2025 pursuant to the terms of the Arrangement Agreement solely as a result of the Closing of the Arrangement.

(2)	This amount includes the estimated value that each Executive Officer or director would receive in respect of Quipt RSUs based on the Consideration of $3.65 per Quipt Share and the assumed closing on December 14, 2025.

(3)	This group includes Mark Greenberg, Brian Wessel and Kevin Carter.

(4)	This group includes Thomas Roehrig, David Bachelder, Patrick Gamble, and Mark Miles.

(5)	This amount takes into account the proposed termination of an aggregate of 250,000 Quipt RSUs held by the non-employee directors which are expected to be forfeited immediately prior to the Effective Time and terminated prior to the implementation of the Plan of Arrangement pursuant to forfeiture agreements entered into by Quipt with each of Mark Greenberg, Brian Wessel and Kevin Carter, reducing the aggregate payments otherwise payable to these participants under the Arrangement by $912,500.

Employment Arrangements

Each of the Executive Officers, including the Named Executive Officers, is party to an employment agreement or an offer letter with Quipt or one of our Affiliates, pursuant to which certain Executive Officers are entitled to payments and benefits upon certain terminations of employment, as well as bonus payments in connection with a "change of control" (which would include the proposed Arrangement).

Gregory Crawford. Through QHM, Gregory Crawford is employed as the Company's Chief Executive Officer. Pursuant to an employment agreement with QHM, effective January 1, 2025, Mr. Crawford is employed for an initial term of three (3) years, to be renewed automatically for additional one (1) year terms subject to termination or non-renewal in accordance with the terms of the employment agreement. In the event of a termination without "Cause" or with "Good Reason" (each, as defined therein) or a "change of control" (which would include the proposed Arrangement), Mr. Crawford is entitled to the following bonus payments:

(a)	if Mr. Crawford is (A) terminated within sixty (60) days prior to the closing of a “change of control” transaction, either by QHM without Cause or due to his resignation for Good Reason, or (B) not offered continued, commensurate employment (including salary and benefits) ("Commensurate Employment") with no relocation requirement, then Mr. Crawford will be entitled to a transaction bonus in an amount equal to 100% of his then-current base salary, payable within thirty (30) days of termination or the completion of the change of control transaction, as applicable. Mr. Crawford must execute a release of claims in a form acceptable to QHM in connection with this transaction bonus;

(b)	if QHM terminates Mr. Crawford's employment without Cause, or if Mr. Crawford terminates his employment with Good Reason, then Mr. Crawford will receive (i) a severance payment totaling twelve (12) months' of Mr. Crawford's then-current base salary, less applicable deductions and withholdings, (ii) a lump sum cash payment equal to the cost of health insurance coverage premiums due for twelve (12) months and (iii) 100% of Mr. Crawford's bonus for the then-current year of termination, subject to Mr. Crawford executing a release of claims in a form acceptable to QHM, payable within ten (10) days of the effective date of the release, as applicable; and

(c)	if Mr. Crawford remains employed with QHM up to and until the consummation of a "change of control" transaction (including the proposed Arrangement), and if Mr. Crawford remains employed through the closing of the change of control transaction and is offered Commensurate Employment and either (A) accepts such offer of Commensurate Employment or (B) does not accept such offer of Commensurate Employment, then the transaction bonus payment would be equal to 25% of Mr. Crawford's then-current base salary, payable within thirty (30) days of the closing of the change of control transaction; provided, that, upon the occurrence of (A), Mr. Crawford will be entitled to a supplemental transaction bonus of the same amount (i.e., the total transaction bonus would equal 50% of the then-current base salary), so long as Mr. Crawford remains employed through the one (1)-year anniversary of the closing date or Mr. Crawford is terminated without Cause or resigns for Good Reason prior to such one (1)-year anniversary.

Mr. Crawford's employment agreement contains provisions addressing confidentiality, non-disclosure, non-solicitation and non-competition.

Hardik Mehta. Through QHM, Hardik Mehta is employed as the Company's Chief Financial Officer. Pursuant to an employment agreement with QHM, effective January 1, 2025, Mr. Mehta is employed for an initial term of three (3) years, to be renewed automatically for additional one (1) year terms, subject to termination or non-renewal in accordance with the terms of the employment agreement. In the event of a termination without "Cause" or for "Good Reason" (each as defined therein) or a "change of control" (which would include the proposed Arrangement), Mr. Mehta is entitled to the following payments:

(a)	if Mr. Mehta is (A) terminated within sixty (60) days prior to the closing of a “change of control” transaction, either by QHM without Cause or due to his resignation for Good Reason, or (B) not offered Commensurate Employment with no relocation requirement, then Mr. Mehta will be entitled to a transaction bonus in an amount equal to 100% of his then-current base salary, payable within thirty (30) days of termination or the completion of the change of control transaction, as applicable. Mr. Mehta must execute a release of claims in a form acceptable to QHM in connection with this transaction bonus;

(b)	if QHM terminates Mr. Mehta's employment without Cause or if Mr. Mehta terminates his employment with Good Reason, then Mr. Mehta will (i) receive a severance payment totaling twelve (12) months' of Mr. Mehta's then-current base salary, less applicable deductions and withholdings, (ii) a lump sum cash payment equal to the cost of health insurance coverage premiums for twelve (12) months and (iii) 100% of Mr. Mehta's bonus for the then-current year of termination, subject to Mr. Mehta executing a release of claims in a form acceptable to QHM, payable within ten (10) days of the effective date of the release, as applicable; and

(c)	if Mr. Mehta remains employed up to and until the consummation of a "change of control" transaction (including the proposed Arrangement), and if Mr. Mehta remains employed through the closing of the change of control transaction and is offered Commensurate Employment and either (A) accepts such offer of Commensurate Employment or (B) does not accept such offer of Commensurate Employment, then the transaction bonus payment would be equal to 25% of Mr. Mehta's then-current base salary, payable within thirty (30) days of the closing of the change of control transaction; provided, that, upon the occurrence of (A), Mr. Mehta will be entitled to a supplemental transaction bonus of the same amount (i.e., the total transaction bonus would equal 50% of the then-current base salary), so long as Mr. Mehta remains employed through the one (1)-year anniversary of the closing date or Mr. Mehta is terminated by QHM without Cause or resigns for Good Reason prior to such one (1)-year anniversary.

Mr. Mehta's employment agreement contains provisions addressing confidentiality, non-disclosure, non-solicitation and non-competition.

Thomas Roehrig. Thomas Roehrig is employed as the Company's Chief Accounting Officer. Mr. Roehrig's employment is at-will for an indeterminate term. Mr. Roehrig is party to the Retention Bonus Agreement, pursuant to which, in connection with the consummation of a change of control transaction (including the proposed Arrangement), Mr. Roehrig may be entitled to a retention bonus based on the following terms and conditions. If Mr. Roehrig remains employed up to and until the consummation of a "change of control" transaction (including the proposed Arrangement), and if (a) Mr. Roehrig is (i) terminated within sixty (60) days of the closing of such transaction, either by QHM without Cause or due to his resignation for Good Reason (each as defined in the Retention Bonus Agreement), or (ii) not offered Commensurate Employment with no relocation requirement, then Mr. Roehrig will be entitled to a transaction bonus in an amount equal to 100% of his then-current base salary, payable within thirty (30) days of termination or the completion of the change of control transaction, as applicable, or (b) Mr. Roehrig remains employed through the closing of the change of control transaction and is offered Commensurate Employment and either (i) accepts such offer of Commensurate Employment or (ii) does not accept such offer of Commensurate Employment, then the transaction bonus payment would be equal to 25% of Mr. Roehrig's then-current base salary, payable within thirty (30) days of the closing of the change of control transaction; provided, that, upon the occurrence of (b)(i), Mr. Roehrig will be entitled to a supplemental transaction bonus of the same amount (i.e., the total transaction bonus would equal 50% of the then-current base salary), so long as Mr. Roehrig remains employed through the one (1)-year anniversary of the closing date or Mr. Roehrig is terminated by QHM without Cause or due to his resignation for Good Reason prior to such one (1)-year anniversary. If Mr. Roehrig is entitled to a transaction bonus pursuant to (a)(i), the Mr. Roehrig must execute a release of claims in a form acceptable to QHM. Mr. Roehrig's employment arrangements include provisions addressing non-competition and non-solicitation.

David Bachelder. David Bachelder is employed as Vice President, Operations for Quipt Services Inc., and all other subsidiaries of Quipt. Mr. Bachelder is employed for an indeterminate term, subject to termination in accordance with the terms of his employment agreement. In the event of a change of control transaction of the employer or Quipt, Mr. Bachelder shall have the right to terminate his employment agreement at any time, in which case the employer must pay to Mr. Bachelder certain accrued time or unpaid vacation time, as applicable, as well as a severance payment equal to three (3) months of Mr. Bachelder's base salary, less applicable deductions and withholdings, upon Mr. Bachelder's execution and delivery of a full release from the employer. The severance payment will be paid in roughly equivalent installments throughout the three (3) months post-termination period in accordance with the employer's normal payroll practices. Mr. Bachelder's employment agreement contains provisions addressing confidentiality, non-disclosure, and non-competition.

Patrick Gamble. Patrick Gamble is employed as the Company's (Executive Vice President, Operations). Mr. Gamble's employment with Quipt is at will for an indeterminate term. Mr. Gamble is not entitled to any severance or other payments that are triggered upon the occurrence of a change of control transaction. Mr. Gamble's employment agreement contains provisions addressing non-competition and non-solicitation.

Mark Miles. Mark Miles is employed as the Company's Chief Compliance Officer. Mr. Miles' employment with Quipt is at will for an indeterminate term. Mr. Miles is not entitled to any severance or other payments that are triggered upon the occurrence of a change of control transaction. Mr. Miles's employment agreement contains provisions addressing non-competition and non-solicitation.

Indemnification and Insurance

Pursuant to the terms of the Arrangement Agreement, Quipt directors and Executive Officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies following the Arrangement. Such indemnification and insurance coverage is further described in the section titled "The Arrangement Agreement—Indemnification and Insurance."

Employment Arrangements After Closing

Prior to the execution of the Arrangement Agreement, Kingswood and Forager were prohibited under the terms of their respective Confidentiality Agreements with Quipt from soliciting for hire or employment, directly or indirectly, any person who was an officer or employee of Quipt or any of its Subsidiaries and Affiliates without the prior written consent of the Board. During this period, neither Kingswood nor Forager sought permission from the Board to have such discussions or enter into such agreements or arrangements, nor were such discussions, agreements or arrangements permitted by the Board. As of the date of this Proxy Statement, none of Quipt's Executive Officers has an understanding regarding potential employment or other retention terms with Quipt, Purchaser, Parent or any of their respective Affiliates, other than the employment agreements described above, nor have Quipt's Executive Officers entered into any definitive agreements or arrangements regarding employment or other retention with Quipt, Purchaser, Parent or any of their respective Affiliates, other than the employment agreements described above. However, prior to the Effective Time of the Arrangement, Purchaser, Parent or their respective Affiliates may seek to initiate discussions regarding employment, equity incentives or other retention terms and may enter into definitive agreements regarding employment or retention for certain of Quipt's Executive Officers, to be effective as of, or after, the Effective Time of the Arrangement.

Material U.S. Federal Income Tax Consequences

The following is a general discussion of the material U.S. federal income tax consequences of the Arrangement to U.S. holders (as defined below) of Quipt Shares whose Quipt Shares are converted into the right to receive cash in the Arrangement. This discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to Quipt Shareholders or to any particular holder of Quipt Shares in light of such holder's particular facts and circumstances. For purposes of this discussion, we use the term "U.S. holder" to mean a non-registered owner of Quipt Shares that holds such Quipt Shares as a capital asset (generally, property held for investment) and that is, for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;

•	a corporation (or any entity or arrangement treated as a corporation) created or organized in or under the Laws of the United States or any State thereof or the District of Columbia;

•	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. Person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Quipt Shares, the tax treatment of a partner in such partnership (or other entity or arrangement treated as a partnership) for U.S. federal income tax purposes will generally depend on the status of the partner and the activities of the partnership. A partner of a partnership holding Quipt Shares is urged to consult his, her or its own tax advisor.

This discussion is based on provisions of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), Treasury Regulations promulgated thereunder, judicial decisions and published rulings and administrative decisions of the IRS, each as of the date hereof and each of which is subject to change or differing interpretation, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion applies only to non-registered owners of Quipt Shares who are U.S. holders and hold Quipt Shares as capital assets within the meaning of the Code, and it does not apply to Quipt Shares received in connection with the exercise of Quipt Options, Quipt RSUs or otherwise as compensation, Quipt Shareholders who hold an equity interest, directly, indirectly or constructively, in Purchaser or an Affiliate of Purchaser after the Arrangement, shareholders who hold, directly, indirectly or constructively, 10% or more of the total combined voting power or of the total value of the stock of the Company, or certain types of non-registered owners who may be subject to special rules (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker-dealers, partnerships, S corporations or other pass-through entities (or investors therein), mutual funds, traders in securities who elect the mark-to-market method of accounting, shareholders subject to the alternative minimum tax, U.S. expatriates or shareholders who are former U.S. citizens or long-term U.S. residents, shareholders that have a functional currency other than the U.S. dollar, holders other than U.S. holders (except as expressly noted below in respect of backup withholding) shareholders required to report income no later than when such income is reported on an "applicable financial statement," or shareholders who hold Quipt Shares as part of a hedge, straddle or a constructive sale or conversion transaction or other risk reduction or integrated transaction). In addition, this discussion does not address holders (i) that are a resident, or are deemed to be a resident, in Canada for purposes of the Tax Act, (ii) that use or hold, or are deemed to use or hold, Quipt Shares in connection with carrying on a business in Canada, (iii) whose common stock constitutes "taxable Canadian property" (as defined in the Tax Act) at the time of disposition, or (iv) that have a permanent establishment in Canada for purposes of the U.S.-Canada Tax Convention.

This discussion does not address the receipt of cash in connection with warrants or the cancellation of Quipt Options, Quipt RSUs, or any matters relating to equity compensation or benefit plans. This discussion also does not address any aspect of state, local, non-U.S. or other tax Laws or any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010.

Subject to the discussions below under the heading "The Arrangement—Passive Foreign Investment Company Considerations," the exchange of Quipt Shares for cash in the Arrangement will be a taxable transaction to U.S. holders, including any U.S. holder that properly exercises dissent rights, for U.S. federal income tax purposes. In general, a U.S. holder whose Quipt Shares are converted into the right to receive cash in the Arrangement (or in connection with the exercise of dissent rights) will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received (in U.S. dollars or the U.S. dollar value of any Canadian dollars received, as applicable; see "Currency" herein) with respect to such shares in the Arrangement (or in connection with the exercise of dissent rights) and the U.S. holder's adjusted tax basis in such shares (as determined in U.S. dollars) (other than, with respect to the exercise of dissent rights, amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income). Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same time and cost in a single transaction). Such gain or loss will be long-term capital gain or loss provided that a U.S. holder's holding period for such shares is more than one year at the time of the consummation of the Arrangement. Long-term capital gains of noncorporate U.S. holders, including individuals, generally are eligible for preferential rates of taxation. There are significant limitations on the deductibility of capital losses.

Passive Foreign Investment Company Considerations

A non-U.S. corporation will be classified as a "passive foreign investment company" (a "PFIC") for any taxable year, if after the application of certain "look-through" rules, (a) at least 75% of its gross income is "passive income" as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, royalties, or gains on the disposition of certain minority interests), or (b) at least 50% of the average value of its assets consists of assets that produce, or are held for the production of, "passive income." The Company has not made a determination as to its PFIC status. If the Company were classified as a PFIC for any taxable year during which a U.S. holder held Quipt Shares, such classification could result in adverse tax consequences to such U.S. holder, and U.S. federal income tax consequences of the receipt of cash by such U.S. holder in exchange for Quipt Shares different than those described above might apply. These consequences could include having gains realized on the receipt of cash in exchange for Quipt Shares treated as ordinary income rather than capital gain and being subject to punitive interest charges on such gains. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to their disposition of Quipt Shares in connection with the Arrangement.

Backup Withholding and Information Reporting

Backup withholding of tax (currently at a rate of 24%) may apply to cash payments received by a non-corporate U.S. holder in the Arrangement, unless the U.S. holder or other payee provides a taxpayer identification number (social security number, in the case of individuals, or employer identification number, in the case of other U.S. holders), certifies, under penalties of perjury, that such number is correct, and otherwise complies with the backup withholding rules. U.S. holders should complete, date and sign the IRS Form W-9 included as part of the Transmittal Letter and return it to the Depositary and paying agent, in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent. Certain non-U.S. holders receiving payments at an address in the United States may be required to provide a valid Form W-8BEN, W-8BEN-E or other applicable Form W-8 to avoid backup withholding. Failure to provide a correct, completed and signed IRS Form W-9 or an appropriate IRS Form W-8, as applicable, may subject a holder of Quipt Shares to U.S. federal income tax withholding on any payments made to such holder pursuant to the Arrangement. All holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements and to determine which form should be used to avoid backup withholding.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules are generally allowable as a refund or a credit against a U.S. holder's U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Payments received in the Arrangement will also be subject to information reporting unless an exemption applies.

The U.S. federal income tax consequences set forth above are not intended to constitute a complete description of all tax consequences relating to the Arrangement. Because individual circumstances may differ, each Quipt Shareholder is urged to consult the shareholder's tax advisor regarding the applicability of the rules discussed above to the Quipt Shareholder and the particular tax effects to the Quipt Shareholder of the Arrangement in light of such Quipt Shareholder's particular circumstances, the application of state, local, non-U.S., and other tax Laws, and, if applicable, the tax consequences of the receipt of cash in connection with the cancellation of Quipt RSUs or Quipt Options, including the transactions described in this Proxy Statement relating to our other equity compensation and benefit plans. U.S. holders who own, directly, indirectly or constructively, 10% or more of the total combined voting power or the total value of the stock of the Company should consult with their tax advisors regarding the tax consequences to them and the effect of any election under Section 338(g) of the Code that may be made by Purchaser or any of its Affiliates with respect to the Company or any of its Subsidiaries in connection with the consummation of the Arrangement, as well as any alternatives for mitigating any adverse tax consequences to such holders potentially resulting therefrom (including the desirability of selling their Quipt Shares prior to the consummation of the Arrangement).

Material Canadian Federal Income Tax Consequences

The following is, as of the date hereof, a general summary of the principal Canadian federal income tax consequences in respect of the Arrangement generally applicable to a Quipt Shareholder who is the non-registered owner of Quipt Shares and who, for the purposes of the Tax Act and at all relevant times, holds such Quipt Shares as capital property, deals at arm's length and is not affiliated with either Quipt or Purchaser ("Holder"). Quipt Shares will generally be capital property to a Holder unless the Holder holds such Quipt Shares in the course of carrying on a business of trading or dealing in securities or acquired such Quipt Shares in a transaction or transactions considered to be an adventure or concern in the nature of trade. Certain Canadian resident Holders whose Quipt Shares might not otherwise be considered capital property may, in certain circumstances, make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have the Quipt Shares and all other "Canadian securities" as defined in the Tax Act owned by such Holder in the taxation year in which the election is made and in all subsequent taxation years deemed to be capital property. Such holders should consult their own tax advisors regarding whether an election under subsection 39(4) is available and advisable in their particular circumstances.

This summary does not address the tax consequences to a holder who is a non-registered owner of Quipt Options or Quipt RSUs. Such holders should consult their own tax advisors.

This summary is not applicable to a Holder (i) that is a "financial institution" as defined in the Tax Act for the purposes of the "mark-to-market" rules; (ii) that is a "specified financial institution" as defined in the Tax Act; (iii) an interest in which would be a "tax shelter investment" within the meaning of the Tax Act; (iv) who has acquired Quipt Shares on the exercise of an employee stock option; (v) who reports "Canadian tax results" within the meaning of Section 261 of the Tax Act in a currency other than Canadian currency; (vi) that is exempt from tax under the Tax Act; or (vii) that has entered into a "derivative forward agreement" as defined in the Tax Act in respect of the Quipt Shares. Such Holders should consult their own tax advisors.

This summary is based upon the current provisions of the Tax Act and the regulations thereunder in force as of the date hereof, and Quipt's understanding, based on publicly available materials published in writing prior to the date hereof, of the current administrative practices of the Canada Revenue Agency ("CRA"). This summary also takes into account all specific proposals to amend the Tax Act and the regulations thereunder publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Tax Proposals") and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form, or at all. This summary is not exhaustive of all possible Canadian federal income tax consequences and, except for the Tax Proposals, does not take into account or anticipate any changes in Law or administrative practice, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider other federal or any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax consequences described herein. Consequently, Holders may wish to consult their own tax advisors for advice regarding the income tax consequences to them of disposing of their Quipt Shares pursuant to the Arrangement, having regard to their own particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax Laws.

This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder and no representations with respect to any particular Holder are made. This summary is not exhaustive of all Canadian federal income tax considerations. Consequently, Holders may wish to consult their own tax advisors for advice regarding the income tax consequences to them of disposing of their Quipt Shares pursuant to the Arrangement, having regard to their own particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax Laws.

For the purposes of the Tax Act, all amounts must be expressed in Canadian dollars including the adjusted cost base and proceeds of disposition. Amounts denominated in U.S. dollars must be converted into Canadian dollars based upon the exchange rates as determined in accordance with the Tax Act.

Holders Resident in Canada

The following portion of the summary is generally applicable to a Holder who, at all relevant times, is, or is deemed to be, resident in Canada for purposes of the Tax Act and any applicable income tax treaty (a "Resident Holder").

Disposition of Quipt Shares Under the Arrangement

Generally, a Resident Holder who disposes of Quipt Shares to Purchaser under the Arrangement will realize a capital gain (or capital loss) to the extent that the proceeds of disposition received by the Resident Holder for such Quipt Shares under the Arrangement, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such Quipt Shares immediately before the disposition and any reasonable costs of disposition. Such capital gain (or capital loss) will be subject to the tax treatment described below under "Holders Resident in Canada – Capital Gains and Losses".

Capital Gains and Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a "taxable capital gain") realized by the Resident Holder in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder will be required to deduct one-half of the amount of any capital loss (an "allowable capital loss") realized in a taxation year against taxable capital gains realized by the Resident Holder in such taxation year. Allowable capital losses in excess of taxable capital gains for the taxation year of disposition may be carried back and deducted in any of the three preceding taxation years or carried forward indefinitely and deducted in any subsequent taxation year against net taxable capital gains realized by the Resident Holder in such years, to the extent and under the circumstances described in the Tax Act.

The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Quipt Share may be reduced by the amount of any dividends received or deemed to be received at or before such time on the Quipt Shares, subject to and in accordance with the provisions of the Tax Act. Similar rules may apply where a Resident Holder that is a corporation is a member of a partnership or a beneficiary of a trust that owns Quipt Shares or where a partnership or trust, of which the corporation is a member or beneficiary, is a member of a partnership or a beneficiary of a trust that owns Quipt Shares. Resident Holders to whom these rules may apply should consult their own tax advisors.

Capital gains realized by individuals or trusts, other than certain trusts, may give rise to alternative minimum tax under the Tax Act. Resident Holders should consult their own tax advisors with respect to the potential application of the alternative minimum tax.

Dissenting Resident Holders

As described in the section titled "Dissenting Shareholders' Rights," a Resident Holder who has validly exercised that Resident Holder's Dissent Rights ("Dissenting Resident Holder") will be considered to have disposed of its Quipt Shares to Quipt and will be entitled to receive a payment from Quipt of an amount equal to the fair value of the Quipt Shares held by such Dissenting Resident Holder. The Dissenting Resident Holder will be deemed to have received a taxable dividend equal to the amount by which the amount received for the Quipt Shares (less an amount in respect of interest, if any, awarded by the Court) exceeds its paid-up capital of such Quipt Shares (as determined under the Tax Act).

Where a Dissenting Resident Holder is an individual (including certain trust), any deemed dividend will be included in computing such Dissenting Resident Holder's income and will be subject to the gross-up and dividend tax credit rules normally applicable to dividends received from a taxable Canadian corporation (as defined in the Tax Act), including the enhanced gross-up and dividend tax credit rules applicable to any dividends designated by Quipt as "eligible dividends" (as defined in the Tax Act). There may be limitations on the ability of Quipt to designate dividends as eligible dividends. In the case of a Dissenting Resident Holder that is a corporation, any deemed dividend will be included in income and generally will be deductible in computing taxable income. However, in some circumstances, the amount of any such deemed dividend realized by a corporation may be treated as proceeds of disposition or as a capital gain and not as a dividend under subsection 55(2) of the Tax Act. Dissenting Resident Holders that are corporations should consult their own tax advisors in this regard.

"Private corporations" and "subject corporations" (as defined in the Tax Act) may be liable for additional refundable Part IV tax on any dividend deemed to have been received to the extent such dividends are deductible in computing the Dissenting Resident Holder's taxable income for the year.

A Dissenting Resident Holder will also be considered to have disposed of such Dissenting Resident Holder's Quipt Shares for proceeds of disposition equal to the amount paid to such Dissenting Resident Holder less an amount in respect of interest, if any, awarded by the Court and the amount of any deemed dividend (as described above). A Dissenting Resident Holder may realize a capital gain (or sustain a capital loss) to the extent that such proceeds of disposition exceed (or are less than) the aggregate of the adjusted cost base of the Quipt Shares to the Dissenting Resident Holder and reasonable costs of disposition. See "Holders Resident in Canada – Capital Gains and Losses" for further details. Any interest awarded by a Court must be included in the Dissenting Resident Holder's income for the purposes of the Tax Act.

Additional Refundable Tax

A Resident Holder that is throughout the year a "Canadian-controlled private corporation" (as defined in the Tax Act), or that at any time in a taxation year is or is deemed to be a "substantive CCPC" (as defined in the Tax Act) may be liable to pay an additional tax on its "aggregate investment income" (as defined in the Tax Act and refundable in certain circumstances), including taxable capital gains and interest income.

Alternative Minimum Tax

Taxable dividends received (or deemed to have been received) and capital gains realized by an individual or a trust (other than certain trusts) may give rise to a liability for alternative minimum tax under the Tax Act. Resident Holders should consult their own advisors with respect to the potential application of alternative minimum tax having regard to their own particular circumstances.

Holders Not Resident in Canada

The following portion of the summary is generally applicable to a Holder who, for the purposes of the Tax Act and any applicable income tax convention, and at all relevant times, is not and has not been a resident or deemed to be a resident of Canada and does not use or hold, and is not deemed to use or hold, the Quipt Shares in connection with carrying on a business in Canada (a "Non-Resident Holder"). Special rules, which are not discussed in this summary, may apply to a Non-Resident Holder that is (i) an insurer carrying on business in Canada and elsewhere or (ii) an "authorized foreign bank," as defined in the Tax Act. Such Non-Resident Holders should consult their own tax advisors.

Disposition of Quipt Shares Under the Arrangement

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain, or entitled to deduct any capital loss, realized on the disposition of Quipt Shares to Purchaser under the Arrangement unless such Quipt Shares constitute "taxable Canadian property" (as defined in the Tax Act) to the Non-Resident Holder and do not constitute "treaty-protected property" (as defined in the Tax Act).

Generally, a Quipt Share will not be taxable Canadian property to a Non-Resident Holder at the time of disposition provided that such Quipt Share is listed on a designated stock exchange within the meaning of the Tax Act (which currently includes the TSX and the Nasdaq) at that time, unless (i) the Non-Resident Holder, Persons with whom the Non-Resident Holder does not deal at arm's length, partnerships in which the Non-Resident Holder or a non-arm's length Person holds a membership interest directly or indirectly through one or more partnerships or any combination of the foregoing, owned 25% or more of the issued shares of any class or series in the capital of Quipt at any time during the 60-month period immediately preceding that time, and (ii) more than 50% of the fair market value of the Quipt Shares was derived directly or indirectly from one or any combination of: (a) real or immovable property situated in Canada, (b) "timber resource property" (within the meaning of the Tax Act), (c) "Canadian resource property" (within the meaning of the Tax Act) or (d) options in respect of, or interests in, or for civil law rights in, any of the foregoing, whether or not the property exists. Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, a Quipt Share could be deemed to be taxable Canadian property.

Even if the Quipt Shares are taxable Canadian property to a Non-Resident Holder at the time of disposition, a taxable capital gain resulting from the disposition of the Quipt Shares will not be included in computing the Non-Resident Holder's income for the purposes of the Tax Act if the Quipt Shares constitute "treaty-protected property." Quipt Shares owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such property would, because of an applicable income tax treaty to which Canada is a signatory, be exempt from tax under Part I of the Tax Act. In the event that Quipt Shares constitute taxable Canadian property but not treaty-protected property to a particular Non-Resident Holder, the tax consequences as described above under "Material Canadian Federal Income Tax Consequences—Holders Resident in Canada—Disposition of Quipt Shares Under the Arrangement" will generally apply. A Non-Resident Holder who disposes of taxable Canadian property that is not treaty protected property should consult its own tax adviser, including with regard to any Canadian income tax reporting requirement arising from the Arrangement.

Dissenting Non-Resident Holders

As described in the section titled "Dissenting Shareholders' Rights," a Non-Resident Holder who has validly exercised that Non-Resident Holder's Dissent Rights ("Dissenting Non-Resident Holder") will be considered to have disposed of its Quipt Shares to Quipt and will be entitled to receive a payment from Quipt of an amount equal to the fair value of the Non-Resident Dissenting Holder's Quipt Shares. The Dissenting Non-Resident Holder will be deemed to have received a taxable dividend equal to the amount by which the amount paid to the Dissenting Non-Resident Holder for the Quipt Shares (less an amount in respect of interest, if any, awarded by the Court) exceeds its paid-up capital of such Quipt Shares (as determined under the Tax Act). The amount of the deemed dividend will be subject to Canadian withholding tax at the rate of 25% of the gross amount of the dividend unless the rate is reduced under the provisions of an applicable income tax treaty or convention between Canada and the Dissenting Non-Resident Holder's country of residence. For example, under the Canada–United States Income Tax Convention (the "U.S. Treaty"), a Non-Resident Holder who is resident in the U.S. for purposes of the U.S. Treaty and who is entitled to the benefits of the U.S. Treaty will generally be subject to Canadian withholding tax at a rate of 15% of the amount of such dividends (or 5% of the amount of such dividends if the Non-Resident Holder is a company that holds at least 10% of the voting stock of Quipt).

A Dissenting Non-Resident Holder will also be considered to have disposed of the Quipt Shares for proceeds of disposition equal to the amount paid to such Dissenting Non-Resident Holder less an amount in respect of interest, if any, awarded by the Court and the amount of any deemed dividend, and will be subject to tax under the Tax Act on any gain realized as described in the section titled "Material Canadian Federal Income Tax Consequences—Holders Not Resident in Canada – Disposition of Quipt Shares Under the Arrangement".

A Non-Resident Dissenting Holder will not be subject to Canadian withholding tax on any amount of interest that is awarded by a court provided such interest is not "participating debt interest" (as defined in the Tax Act).

Certain Relationships Between Purchaser and Quipt

There are no material relationships between Purchaser or any of its Affiliates, on the one hand, and Quipt or any of its Affiliates, on the other hand, other than in respect of the Arrangement Agreement and those arrangements described above under the section titled "The Arrangement—Background to the Transaction," "The Arrangement—Interests of the Company's Directors and Executive Officers in the Arrangement," "The Arrangement—Financing of the Arrangement," and "The Arrangement—Limited Guarantee", and the transactions described below under the section titled "Drive."

Drive

Quipt maintains a commercial relationship with Drive, a vendor that supplies DME to Quipt in the ordinary course of business. Drive is wholly owned by Kingswood.

During Quipt's fiscal years ended September 30, 2024 and 2025 and for the three months ended December 31, 2025, Quipt purchased products from Drive in the aggregate amounts of approximately $9.9 million, $10.2 million and $3.2 million, respectively. All purchases from Drive have been made on arm's length terms.

THE PARTIES TO THE ARRANGEMENT

Quipt

Quipt is a provider of DME and HME in the United States. Quipt specializes in delivering effective in-home treatments for managing various chronic conditions, with a primary focus on respiratory diseases. Quipt's comprehensive solutions support patients dealing with heart and pulmonary diseases, sleep apnea, reduced mobility, and other chronic health challenges. Currently, Quipt serves patients across 26 states in the United States.

Quipt's primary business objective is to create shareholder value by becoming one of the largest providers of in-home respiratory solutions in the United States. This will be achieved through a dual strategy of driving organic growth in its core business and expanding its geographical footprint via strategic acquisitions of DME and HME providers. Quipt's growth plan focuses on aggregating patients in existing or complementary markets, both through acquisitions and by capturing market share from competitors. Leveraging compliance technology, Quipt enhances patient compliance with ongoing training and follow-up, while streamlining the delivery and setup of equipment and devices to improve speed and ease for patients.

Quipt generally operates under a shared services model which results in obtaining cost efficiencies, technology improvements and synergies across the acquisitions and the various business units where possible. The Company is focused on the implementation of technology solutions for the acquired subsidiaries.

Quipt's principal executive office is located at 1019 Town Drive, Wilder, Kentucky 41076, and its telephone number at that location is (859) 300-6455.

Additional information concerning Quipt is included in the Quipt reports incorporated by reference in this Proxy Statement. See the section titled "Where You Can Find More Information." The Quipt Shares are listed on the Nasdaq, trading under the symbol "QIPT", and on the TSX, trading under the symbol "QIPT".

Purchaser

Purchaser, a company existing under the Laws of British Columbia, and Parent, a Delaware limited liability company were formed solely for the purpose of effecting the Arrangement and the transactions related to the Arrangement. Purchaser and Parent have not engaged in any business except in furtherance of this purpose. Purchaser is currently a wholly owned subsidiary of Parent, and Parent is currently owned and controlled by funds affiliated with Kingswood, formed solely to effect the Arrangement. Both Purchaser and Parent will be owned and controlled by Kingswood at the time of the consummation of the Arrangement.

The principal executive office of Purchaser is c/o Kingswood Capital Management, L.P., 11812 San Vicente Blvd., Suite 604, Los Angeles, California 90049, and its telephone number at that location is (424) 200-6600.

The principal executive office of Parent is 11812 San Vicente Blvd., Suite 604, Los Angeles, California 90049, and its telephone number at that location is (424) 200-6600.

Kingswood partners with leading middle-market companies that stand to benefit from its capital and extensive operating resources. Kingswood embraces complexity and believes it is well-positioned to support businesses at inflection points in their development to enhance value, with demonstrated experience in executing public to private transactions. Based in Los Angeles, Kingswood is a cohesive, entrepreneurial team with a long history of shared success developing "win-win" partnerships with its portfolio companies and management teams. The principal place of business and principal office of Kingswood is 11812 San Vicente Blvd., Suite 604, Los Angeles, California 90049. The business telephone number of Kingswood is (424) 200-6600. Purchaser has advised us that neither Purchaser nor its affiliates owns or controls Quipt Shares.

Kingswood and Forager have agreed that in connection with the Arrangement, Forager will contribute cash in an amount to be determined to an indirect parent company of Purchaser and an indirect wholly owned subsidiary of Kingswood, in exchange for a non-controlling equity interest in Parent. Parent shall be managed by a board of managers controlled by Kingswood, which will initially consist of up to five natural persons, three of which shall be selected by Kingswood and two of which shall be selected by Forager, subject to certain limited exceptions. Forager and its affiliates own or exercise control or direction over 4,199,562 Quipt Shares, representing approximately 9.5% of the Quipt Shares outstanding as of December 15, 2025.

THE QUIPT MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by our directors in connection with the Quipt Meeting of Quipt Shareholders relating to the Arrangement.

Date, Time and Place of the Quipt Meeting

The Quipt Meeting is scheduled to be held as follows:

Date:      [•], 2026

Time: [•] [a.m./p.m.], [Eastern Standard Time]

Place: [location]

Proposals to be Considered at the Quipt Meeting

At the Quipt Meeting, you will be asked to vote on a proposal to approve the Arrangement Resolution, which includes approval of the Arrangement Agreement and the Plan of Arrangement. A copy of the Arrangement Agreement has been filed under Quipt's profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. A copy of the Plan of Arrangement is attached as Annex B to this Proxy Statement.

Record Date

We have fixed [•], 2026 as the Record Date for the Quipt Meeting, and only Registered Quipt Shareholders on the Record Date are entitled to vote at the Quipt Meeting. On the Record Date, there were approximately [•] Quipt Shares outstanding and entitled to vote.

Voting Rights; Quorum; Vote Required for Approval

Each Quipt Share entitles its holder to one (1) vote on all matters properly coming before the Quipt Meeting.

The presence of at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued Quipt Shares entitled to be voted at the Quipt Meeting, constitute a quorum. In the event that a quorum is not present at the Quipt Meeting within one-half hour from the time set for the holding of the Quipt Meeting, it is expected that the Quipt Meeting will be adjourned to the same day in the next week at the same time and place. Broker non-votes are not counted as present for the purpose of determining whether a quorum is present and are included in the number of shares present or represented and voting on each matter.

The Arrangement Resolution must be approved by the affirmative vote of not less than (i) 66 2/3% of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by Quipt Shareholders present in person or represented by proxy at the Quipt Meeting and entitled to vote at the Quipt Meeting, excluding for this purpose any votes attached to Quipt Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101, in each case as modified by the Interim Order. For the proposal to approve the Arrangement Resolution, you may vote FOR or AGAINST. Abstentions, broker non-votes and Quipt Shares which are not voted will have no effect on the vote to approve the Arrangement Resolution.

Furthermore, directors and Executive officers of Quipt, who collectively hold approximately 11.4% of all issued and outstanding Quipt Shares, have entered into Quipt Voting Agreements with the Purchaser pursuant to which they have agreed to vote all their Quipt Shares at the Quipt Meeting in favor of the Arrangement, subject to certain conditions. Additionally, Forager has entered into a Quipt Voting Agreement with the Purchaser pursuant to which it has agreed, among other things, to vote its Quipt Shares, which represent approximately 9.5% of all issued and outstanding Quipt Shares, in favor of the Arrangement, subject to certain conditions. Pursuant to a Cooperation Agreement between Quipt and KWM, entered into on March 3, 2025, KWM has agreed to vote its shares in accordance with the recommendation of the Board and as such, will be required to vote its shares in favor of the approval of the Arrangement. As of KWM's most recent report on Schedule 13D, KWM reported beneficially owned 1,928,225 Quipt Shares, which represent approximately 4.4% of all issued and outstanding Quipt Shares as of May 28, 2025.

Voting and Revocation of Proxies

If you are a Registered Quipt Shareholder and are unable to attend the Quipt Meeting, please date and execute the proxy for the Quipt Meeting and deposit it with Computershare Investor Services Inc. by (i) mail, Attention: Proxy Department, 14th Floor, 320 Bay Street, Toronto, Ontario M5H 4A6, (ii) telephone by entering the 15 digit control number (as found on the Notice) at 1 (866) 732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.), or (iii) online by entering the 15 digit control number (as found on the Notice) at www.investorvote.com, before [•] [a.m./p.m.] on [•], 2026, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Quipt Meeting. We encourage Quipt Shareholders currently planning to participate in the Quipt Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties. Quipt Shareholders may also confirm their proxy vote by telephone or online at www.investorvote.com. Full voting instructions are included within the form of proxy.

Proxies received by [•] [a.m./p.m.] on [•], 2026, and not revoked or superseded before being voted, will be voted at the Quipt Meeting. Where a specification is indicated by the proxy, it will be voted in accordance with the specification. If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the approval of the Arrangement Resolution in accordance with the recommendations of the Board on any other matters properly brought before the Quipt Meeting for a vote. Signing the enclosed form of proxy or VIF gives authority to the validly named proxyholder or the proxy named in the proxy card to vote the Quipt Shares governed by such proxy at the Quipt Meeting in accordance with the instructions provided therein.

The Quipt Shares represented by a duly submitted proxy or voting instruction form will be voted at the Quipt Meeting by a validly named proxyholder or the proxies identified in the proxy card in accordance with the instructions set forth in the completed form of proxy or voting instruction form.

If you hold your Quipt Shares in your name as a Registered Quipt Shareholder, you may change or revoke your proxy in any one of the following ways:

•	by re-voting at a subsequent time by Internet or by telephone following the instructions on the enclosed proxy card;

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it following the instructions on the enclosed proxy card;

•	by delivering a signed revocation letter to [•], Quipt's Secretary, at Quipt's mailing address on the appearing in this Proxy Statement before the Quipt Meeting, which states that you have revoked your proxy; or

•	by attending the Quipt Meeting and voting by ballot. Attending the Quipt Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote by ballot at the Quipt Meeting in order for your previous proxy to be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If you are a non-registered Quipt Shareholder and your shares are held in "street name" by an Intermediary such as a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Please do not send in your share certificates with your proxy card. If you are a Registered Quipt Shareholder, you will have received a separate Transmittal Letter with detailed instructions for exchanging your share certificates for the Consideration.

Rights of Shareholders Who Object to the Arrangement

Pursuant to the Interim Order, registered holders of Quipt Shares will have a right to dissent under Sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order, and the Final Order, in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Quipt Shares. See the section titled "Dissenting Shareholders' Rights" as well as Annex B, Annex E and Annex F to this Proxy Statement.

Solicitation of Proxies

This proxy solicitation is being made by and on behalf of the Board and management of Quipt. In addition, we have retained the Solicitation Agent to assist in the solicitation. We will pay the Solicitation Agent, Carson Proxy Advisors, a maximum of approximately C$60,000 in the aggregate, plus out-of-pocket expenses for its assistance. We may request additional services from the Solicitation Agent on an as needed basis. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These Persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the non-registered owners of Quipt Shares that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify the Solicitation Agent against any losses arising out of that firm's proxy soliciting services on our behalf.

Appointment of Proxyholder

If you do not come to the Quipt Meeting, you can still vote your Quipt Shares by appointing someone who will be there to act as your proxyholder at the Quipt Meeting. You can appoint the Persons named in the enclosed form of proxy, who are directors or officers of Quipt. Alternatively, you can appoint any other person to attend the Quipt Meeting as your proxyholder. Such other person need not be a shareholder. A Registered Quipt Shareholder who wishes to appoint a proxyholder other than the proxies named in the form of proxy must also take the additional step of registering their proxyholder at http://www.computershare.com/Quipt and provide the Transfer Agent with their proxyholder's contact information. Failure to register a proxyholder will result in that proxyholder not receiving a control number to participate at the Quipt Meeting. All duly appointed proxyholders will be provided with a control number by the Transfer Agent via email after the proxy voting deadline (as described below) has passed. If you do not fill a name in the blank space in the enclosed form of proxy, the Persons named in the form of proxy are appointed to act as your proxyholder. Regardless of who you appoint as your proxyholder, you can either instruct that Person or company how you want to vote or you can let him or her decide for you. You can do this by completing a form of proxy. In order to be valid, you must return the completed form of proxy by [•] [a.m./p.m.] on [•], 2026 or at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of any adjournment(s) or postponement(s) of the Quipt Meeting, to our Transfer Agent, Computershare Investor Services Inc. by (i) mail, Attention: Proxy Department, 14th Floor, 320 Bay Street, Toronto, Ontario M5H 4A6, (ii) telephone by entering the 15 digit control number at 1 (866) 732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.), or (iii) online by entering the 15 digit control number at www.investorvote.com, before [•] [a.m./p.m.] on [•], 2026, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Quipt Meeting. If the Quipt Shares are registered in more than one name, all registered persons must sign the form of proxy. If the Quipt Shares are registered in a company's name or any name other than your own, you must provide documents showing your authorization to sign the proxy form for that company or name. We encourage Quipt Shareholders currently planning to participate in the Quipt Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties. Quipt Shareholders may also confirm their proxy vote by telephone or online at www.investorvote.com. Full voting instructions are included within the form of proxy.

If you are a Registered Quipt Shareholder, please also complete the accompanying letter of transmittal in accordance with the instructions included therein, date, sign and return it to the Depositary, Computershare Investor Services Inc., in the envelope provided, together with the certificate(s) representing such Registered Quipt Shareholders' Quipt Shares (if applicable) and any other required documents. The letter of transmittal contains complete instructions on how to exchange the certificate(s) representing a Registered Quipt Shareholder's Quipt Shares (if applicable) for the Consideration payable for such Registered Quipt Shareholder's Quipt Shares pursuant to the Plan of Arrangement. Registered Quipt Shareholders will not receive their Consideration under the Arrangement until after the Arrangement is completed and until such Registered Quipt Shareholder has returned their properly completed documents, including the letter of transmittal, and the certificate(s) representing such Registered Quipt Shareholder's Quipt Shares (if applicable). Please do NOT enclose or return your certificate(s) with your form of proxy.

If you are a Registered Quipt Shareholder, please also complete the accompanying letter of transmittal in accordance with the instructions included therein, date, sign and return it to the Depositary, Computershare Investor Services Inc., in the envelope provided, together with the certificate(s) representing such Registered Quipt Shareholders' Quipt Shares (if applicable) and any other required documents. The letter of transmittal contains complete instructions on how to exchange the certificate(s) representing a Registered Quipt Shareholder's Quipt Shares (if applicable) for the Consideration (as defined in the Proxy Statement) payable for such Registered Quipt Shareholder's Quipt Shares pursuant to the Plan of Arrangement. Registered Quipt Shareholders will not receive their Consideration under the Arrangement until after the Arrangement is completed and until such Registered Quipt Shareholder has returned their properly completed documents, including the letter of transmittal, and the certificate(s) representing such Registered Quipt Shareholder's Quipt Shares (if applicable). Please do NOT enclose or return your certificate(s) with your form of proxy.

Beneficial Ownership, NOBOs, and OBOs

Advice to Non-Registered Quipt Shareholders

The information in this section is of significant importance to many Quipt Shareholders, as a substantial number of Quipt Shareholders do not hold Quipt Shares in their own name. In Canada, the vast majority of such common shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). In the U.S., these common shares are registered under the name of Cede & Co. (the nominee of the Depository Trust Company ("DTC"), which processes transfers of stock certificates on behalf of the DTC). Only Registered Quipt Shareholders or the Persons they appoint as their proxies are permitted to attend and vote at the Quipt Meeting in-person and only forms of proxy deposited by Registered Quipt Shareholders will be recognized and acted upon at the Quipt Meeting. Quipt Shares beneficially owned by a non-registered Quipt Shareholder are registered either: (i) in the name of an intermediary (an "Intermediary") with whom the non-registered Quipt Shareholder deals in respect of the Quipt Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (ii) in the name of a clearing agency and/or central securities depository (each, a "Clearing Agency") of which the Intermediary is a participant. Accordingly, such Intermediaries and Clearing Agencies would be the Registered Quipt Shareholders and would appear as such on the list maintained by the Transfer Agent. Non-registered Quipt Shareholders do not appear on the list of the Registered Quipt Shareholders maintained by the Transfer Agent.

Distribution of Meeting Materials to Non-Registered Quipt Shareholders

In accordance with the requirements of National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101"), Quipt has distributed copies of the notice of meeting, this Proxy Statement, the form of proxy, the letter of transmittal, and any other materials relating to the Quipt Meeting (collectively, the "Meeting Materials") to the applicable Clearing Agency and Intermediaries for onward distribution to non-registered Quipt Shareholders as well as directly to NOBOs (as defined below).

Non-registered Quipt Shareholders fall into two categories – those who object to their identity being known to the issuers of the securities that they own ("OBOs") and those who do not object to their identity being made known to the issuers of the securities that they own ("NOBOs"). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from Intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials to such NOBOs. If you are a NOBO and Quipt or its agent has sent the Meeting Materials directly to you, your name, address and information about your holdings of Quipt Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Quipt Shares on your behalf.

Quipt's OBOs, as well as NOBOs to whom Quipt or its agent has not sent the Meeting Materials directly, can expect to be contacted by their Intermediary.

Voting by Non-Registered Quipt Shareholders

The Quipt Shares held by non-registered Quipt Shareholders can only be voted or withheld from voting at the direction of the non-registered Quipt Shareholder. Without specific instructions, Intermediaries or Clearing Agencies are prohibited from voting Quipt Shares on behalf of non-registered Quipt Shareholders. Accordingly, each non-registered Quipt Shareholder (including NOBOs and OBOs) should submit voting instructions as soon as possible and, in any event, in accordance with the instructions and by the deadline set out on the VIF or other voting instruction materials received by such non-registered Quipt Shareholder. Where voting instructions are to be returned to an Intermediary, the deadline established by the Intermediary may be earlier than the deadline applicable to Registered Quipt Shareholders.

Quipt has elected to send the Meeting Materials directly to NOBOs and has elected to pay for the delivery of the Meeting Materials to OBOs through Intermediaries, in each case in accordance with NI 54-101. As a result, NOBOs may receive voting instruction materials directly from Quipt or its agent, or from their Intermediary, depending on the manner in which such materials were delivered. OBOs can expect to receive voting instruction materials through their Intermediary. In all cases, non-registered Quipt Shareholders should carefully follow the applicable voting and return instructions provided with their materials in order to ensure that their Quipt Shares are voted at the Quipt Meeting.

Applicable regulatory policy requires Intermediaries to seek voting instructions from non-registered Quipt Shareholders in advance of meetings in which they are able to vote. The various Intermediaries have their own mailing procedures and provide their own return instructions to non-registered Quipt Shareholders, which should be carefully followed by non-registered Quipt Shareholder in order to ensure that their Quipt Shares are voted at the Quipt Meeting. Often, the form of proxy supplied to a non-registered Quipt Shareholder by its Intermediary is identical to the form of proxy provided to Registered Quipt Shareholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of the non-registered Quipt Shareholder.

Non-registered Quipt Shareholders will receive either a VIF or, less frequently, a form of proxy. The purpose of these forms is to permit non-registered Quipt Shareholders to direct the voting of the Quipt Shares they beneficially own. Non-registered Quipt Shareholders should follow the procedures set out below, depending on the type of form they receive.

1.	Voting Instruction Form. In most cases, a non-registered Quipt Shareholder will receive, as part of the Meeting Materials, a VIF. If the non-registered Quipt Shareholder does not wish to attend and vote at the Quipt Meeting (or have another Person attend and vote on the non-registered Quipt Shareholder's behalf), the VIF must be completed, signed and returned in accordance with the directions on the VIF (or, in the case of a NOBO to whom Quipt or its agent has sent the Meeting Materials directly, in accordance with the directions provided with such Meeting Materials).

2.	Form of Proxy. Less frequently, a non-registered Quipt Shareholder will receive, as part of the Meeting Materials, a form of proxy that has already been signed by the Intermediary (typically by a facsimile or stamped signature) that is restricted as to the number of Quipt Shares beneficially owned by the non-registered Quipt Shareholder but which is otherwise not completed. If the non-registered Quipt Shareholder does not wish to attend and vote at the Quipt Meeting (or have another Person attend and vote on the non-registered Quipt Shareholder's behalf), the non-registered Quipt Shareholder must complete and sign the form of proxy in accordance with the directions on the form.

Although a non-registered Quipt Shareholder may not be recognized directly at the Quipt Meeting for the purposes of voting Quipt Shares registered in the name of an Intermediary or a Clearing Agency, a non-registered Quipt Shareholder may attend the Quipt Meeting as proxyholder for the Registered Quipt Shareholder who holds Quipt Shares beneficially owned by such non-registered Quipt Shareholder and vote such Quipt Shares as proxyholder. A non-registered Quipt Shareholder who wishes to attend the Quipt Meeting and to vote their Quipt Shares as proxyholder for the Registered Quipt Shareholder who holds Quipt Shares beneficially owned by such non-registered Quipt Shareholder should (a) if they received a VIF, follow the directions indicated on the VIF (or other voting instruction materials); or (b) if they received a form of proxy, strike out the names of the Persons named in the form of proxy and insert the non-registered Quipt Shareholder's (or its nominee's) name in the blank space provided.

Non-registered Quipt Shareholders should contact the Intermediary through which they hold Quipt Shares and obtain instructions regarding the procedure for the revocation of any voting or proxyholder instructions previously provided to that Intermediary. Non-registered Quipt Shareholders should carefully follow the instructions of their Intermediaries, including those instructions regarding when and where the VIF or the form of proxy is to be delivered.

United States Non-Registered Holders

To attend and vote at the Quipt Meeting, a U.S.-resident non-registered Quipt Shareholder must first obtain a valid legal proxy from their broker, bank or other agent appointing him or herself as proxyholder and subsequently register in advance of the Quipt Meeting. If you are a U.S.-resident non-registered Quipt Shareholder, follow the instructions from your broker or bank included with the Meeting Materials, or contact your broker or bank to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, you must submit a copy of your legal proxy appointing yourself as proxyholder to Computershare at 320 Bay Street, 14th Floor, Toronto, Ontario, M6H 4A6, Canada or by email at uslegalproxy@computershare.com. Requests for registering legal proxies must be labeled as "Legal Proxy" and be received no later than [•], 2026. You will receive a confirmation of your proxy registration by email.

All references to Quipt Shareholders in the Meeting Materials are to Registered Quipt Shareholders as set forth on the list of Registered Quipt Shareholders as maintained by the Transfer Agent, unless specifically stated otherwise.

If you have any questions about any of the information in this Proxy Statement or require assistance in completing your form of proxy or VIF, please consult your financial, legal, tax and other professional advisors or the Quipt's Solicitation Agent, Carson Proxy Advisors, toll-free at North American toll free phone at 1-800-530-5189, local and text: 416-751-2066 or by email at info@carsonproxy.com.

Instructing your Proxyholder and Exercise of Discretion by your Proxyholder

You may indicate on your form of proxy, which is enclosed in this Proxy Statement, how you wish your proxyholder to vote your Quipt Shares. To do this, simply mark the appropriate box on the form of proxy. If you do this, your proxyholder must vote your Quipt Shares in accordance with the instructions you have given. To vote your Quipt Shares, your proxyholder must attend the Quipt Meeting.

If you do not give any instructions as to how to vote on a particular issue to be decided at the Quipt Meeting, your proxyholder can vote your shares as he or she thinks fit. If you have appointed the Persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your Quipt Shares at the Quipt Meeting FOR the Arrangement Resolution.

Further details about these matters are set out in this Proxy Statement. The enclosed forms of proxy give the Persons named on the form the authority to use their discretion in voting on amendments or variations to matters identified on the notice of meeting. At the time of printing this Proxy Statement, management of Quipt is not aware of any other matter to be presented for action at the Quipt Meeting.

Other Business

If other matters do properly come before the Quipt Meeting, or at any adjournment or postponement of the Quipt Meeting, we intend that Quipt Shares represented by properly submitted proxies will be voted in accordance with the best judgment of the designated proxy nominees, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

Questions and Additional Information

If you have more questions about the Arrangement or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please call our Solicitation Agent, Carson Proxy Advisors, toll-free at North American toll free phone at 1-800-530-5189, local and text: 416-751-2066 or by email at info@carsonproxy.com., or contact Quipt in writing at our principal executive offices at 1019 Town Drive, Wilder, Kentucky 41076, Attention: Corporate Secretary, or by email to investorinfo@myquipt.com.

Availability of Documents

Copies of the documents, reports and opinions referenced in the Proxy Statement will be available for inspection by Quipt Shareholders at Quipt's records office, being the offices of DLA Piper (Canada) LLP, at Suite 2700, 1133 Melville Street, Vancouver, British Columbia V6E 4E5 during statutory business hours on any one or more specified days before the day set for the holding of the Quipt Meeting.

THE ARRANGEMENT AGREEMENT

This section of the Proxy Statement describes the material provisions of the Arrangement Agreement but does not purport to describe all of the terms of the Arrangement Agreement. The following summary is qualified in its entirety by reference to the complete text of the Arrangement Agreement, a copy of which has been filed under Quipt's profile on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. We urge you to read the full text of the Arrangement Agreement because it is the legal document that governs the Arrangement. It is not intended to provide you with any other factual information about us. Such information can be found elsewhere in this Proxy Statement and in the public filings we make with the SEC and the Canadian securities commissions, as described in the section entitled "Where You Can Find More Information" below.

Explanatory Note Regarding the Arrangement Agreement

The Arrangement Agreement and this summary are included to provide you with information regarding its material terms. Factual disclosures about the Company contained in this Proxy Statement or in the Company's public reports filed with the SEC and the Canadian securities commissions may supplement, update or modify the factual disclosures about the Company contained in the Arrangement Agreement. The representations, warranties and covenants made in the Arrangement Agreement by the Company, Purchaser and Parent were made solely to the parties to, and solely for the purposes of, the Arrangement Agreement and as of specific dates and were qualified by and subject to important limitations agreed to by the Company, Purchaser and Parent in connection with negotiating the terms of the Arrangement Agreement. In particular, in your review of the representations and warranties contained in the Arrangement Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Arrangement Agreement may have the right not to consummate the Arrangement if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Arrangement Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and the Canadian securities commissions and in some cases were qualified by the matters contained in the disclosure letter that the Company delivered in connection with the Arrangement Agreement, which disclosures were not reflected in the Arrangement Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Arrangement Agreement.

Arrangement

The Arrangement Agreement provides for the purchase by Purchaser of all of the issued and outstanding Quipt Shares upon the terms, and subject to the conditions, of the Arrangement Agreement. After obtaining the Required Quipt Approval, upon the other conditions in the Arrangement Agreement being satisfied or, where applicable, waived, including upon the Final Order being granted, pursuant to the Plan of Arrangement, the Arrangement will become effective on the Effective Date. We expect to complete the Arrangement as promptly as practicable after the receipt of the regulatory approvals described below.

Quipt or Purchaser may terminate the Arrangement Agreement prior to the consummation of the Arrangement in certain circumstances, whether before or after the approval of the Arrangement Resolution by Quipt Shareholders. Additional details on termination of the Arrangement Agreement are described in the section titled "The Arrangement Agreement—Termination of the Arrangement Agreement."

Arrangement Consideration

Upon consummation of the Arrangement, each Quipt Share issued and outstanding immediately before the Arrangement (other than any Quipt Share in respect of which the Quipt Shareholder has validly exercised his, her or its dissent rights) will be transferred to, and acquired by, Purchaser, without any act or formality on the part of the holder of such Quipt Share or Purchaser, free and clear of all Liens, in exchange for the Consideration, provided, that if the aggregate cash amount which a holder of Quipt Shares is entitled to receive pursuant to the Plan of Arrangement would otherwise include a fraction of $0.01, then the aggregate cash amount to which such holder shall be entitled to receive shall be rounded up to the nearest whole $0.01. Because the Consideration will be payable in U.S. dollars, the value of the Consideration expressed in Canadian dollars will fluctuate.

After the Arrangement is effective, the name of each Quipt Shareholder will be removed from the central securities register of Quipt Shares as the holder thereof and Purchaser will be recorded as the registered holder of such Quipt Shares so exchanged and will be deemed to be the legal and non-registered owner thereof (other than Quipt Shares for which dissent rights have been properly demanded and perfected). See "Dissenting Shareholders' Rights."

Treatment of Options and Other Awards

Upon consummation of the Arrangement and in accordance with the provisions of the Plan of Arrangement and the provisions of the Quipt Share Compensation Plan, each outstanding Quipt Option not exercised as immediately prior to the Arrangement (whether vested or unvested) shall be deemed to be unconditionally vested and exercisable and such Quipt Option shall, without any further action by or on behalf of the holder of such Quipt Option, be deemed to be surrendered and transferred by such holder to Quipt in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the product of (i) the number of Quipt Shares underlying such Quipt Option, multiplied by (ii) the amount by which the Consideration exceeds the exercise price of such Quipt Option, and each such Quipt Option shall be immediately cancelled (however, if the exercise price of a Quipt Option is equal to or greater than the Consideration, such Quipt Option shall be cancelled without provision of any consideration and neither Quipt nor the Purchaser shall be obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option). In accordance with the Plan of Arrangement and the provisions of the Quipt Share Compensation Plan, each Quipt RSU outstanding as of immediately prior to the Effective Time (whether vested or unvested) shall, without any further action by or on behalf of the holder of any such Quipt RSUs, be deemed to be transferred by such holder to Quipt in exchange solely for a cash payment (net of applicable withholdings pursuant to the Plan of Arrangement) from Quipt in an amount equal to the Consideration and each such Quipt RSU shall be immediately cancelled; provided, that, notwithstanding the foregoing, 250,000 of the Quipt RSUs collectively held by the independent members of the Board shall be immediately cancelled immediately prior to the Effective Time for nominal consideration of $100 per individual pursuant to separate agreements to which such individuals are a party.

With respect to each Quipt Option and Quipt RSU that is surrendered or transferred in accordance with the Plan of Arrangement, as of the Effective Time of such surrender or transfer: (a) the holder thereof shall cease to be the holder of such security, (b) the holder thereof shall cease to have any rights as a holder under any Quipt Share Compensation Plan, as applicable, other than the right to receive the consideration to which such holder is entitled pursuant to the Plan of Arrangement, (c) such holder's name shall be removed from the applicable central securities register, and (d) all agreements, grants and similar instruments relating thereto shall be cancelled.

The effect of the Arrangement upon our employee benefit plans is described below in the section titled "The Arrangement Agreement - Employee Benefits."

Payment for the Shares

Before the consummation of the Arrangement, Purchaser will designate a depositary and paying agent to make payment of the Consideration described above. At or before the Effective Time, Purchaser shall deposit or cause to be deposited with the Depositary: (i) for the benefit of and to be held on behalf of the Quipt Shareholders entitled to receive cash pursuant to the Arrangement Agreement, the aggregate Consideration required for the payments in respect of the Quipt Shares in accordance with the Arrangement Agreement, for distribution to such Quipt Shareholders in accordance with the provisions of the Arrangement Agreement, and (ii) for the benefit of and to be held on behalf of the holders of Quipt Options and Quipt RSUs, the aggregate cash amount required for the payments in respect of the Quipt Options and Quipt RSUs pursuant to the Arrangement Agreement.

Upon the consummation of the Arrangement and the settlement of transfers that occurred prior to the Effective Time, we will close our stock ledger. After that time, there will be no further transfer of Quipt Shares.

If you are a Registered Quipt Shareholder, you will have received a Transmittal Letter and instructions advising you how to surrender your certificates in exchange for the Consideration. The Depositary and paying agent will pay you your Consideration after you have (1) surrendered your certificates representing outstanding Quipt Shares to the Depositary and paying agent (or, if the applicable Quipt Shares are held in book-entry or other uncertificated form, upon the entry through a book-entry transfer agent of the surrender of such Quipt Shares on a book-entry account statement (it being understood that any references herein to "certificates" shall be deemed to include references to book-entry account statements relating to the ownership of Quipt Shares)) and (2) provided to the Depositary and paying agent your signed Transmittal Letter and any other documents and instruments as the Depositary may reasonably require.

Interest will not be paid or accrue in respect of the Consideration. Purchaser will reduce the amount of any Consideration paid to you by any applicable withholding taxes. YOU SHOULD NOT FORWARD YOUR SHARE CERTIFICATES TO THE DEPOSITARY AND PAYING AGENT WITHOUT A TRANSMITTAL LETTER, AND YOU SHOULD NOT RETURN YOUR SHARE CERTIFICATES WITH THE ENCLOSED PROXY CARD.

If (a) any former Quipt Shareholder fails to deliver to the Depositary the certificates (if any), Transmittal Letter, documents or instruments required to be delivered to the Depositary pursuant to the Arrangement Agreement in order for such former Quipt Shareholder to receive the consideration which such former holder is entitled to pursuant to the Plan of Arrangement, or (b) any payment made by way of cheque by the Depositary or by Quipt pursuant to the Plan of Arrangement has not been deposited or has been returned to the Depositary or Quipt or otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Date, then on the sixth anniversary of the Effective Date (i) any right or claim to payment under the Plan of Arrangement that remains outstanding on the sixth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature and the right of any affected Quipt Shareholder to receive the consideration for any affected securities pursuant to the Plan of Arrangement shall terminate and (ii) such former Quipt Shareholder will be deemed to have donated and forfeited to the Purchaser or its successors, any consideration held by the Depositary in trust for such former Quipt Shareholder to which such former Quipt Shareholder is entitled for no Consideration.

If the Depositary and paying agent is to pay some or all of your Consideration to a Person other than you, as the registered owner of a share certificate, you must have your share certificates properly endorsed or otherwise in proper form for transfer, and you must pay any transfer or other taxes payable by reason of the transfer and establish to the Depositary and paying agent's reasonable satisfaction that the taxes have been paid or are not required to be paid.

In the event any certificate, which immediately before the Effective Time represented one or more outstanding Quipt Shares that was exchanged pursuant to the Plan of Arrangement, is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration to which such Person is entitled in respect of the Quipt Shares represented by such lost, stolen, or destroyed certificate pursuant to the Plan of Arrangement, net of amounts required to be withheld pursuant to the Plan of Arrangement, deliverable in accordance with such Person's Transmittal Letter.

If you are a Registered Quipt Shareholder, you will receive the Consideration per Quipt Share in U.S. dollars; provided that: (a) with respect to payments to or through CDS & Co., holders may elect to receive Canadian dollars and, if so elected, the U.S. dollar amount shall be converted into Canadian dollars at the Bank of Canada daily exchange rate published on the Business Day immediately prior to the Effective Date, and such holders shall receive their consideration in Canadian dollars; and (b) any Quipt Shareholder may, in accordance with such Person's Transmittal Letter, elect to receive the Consideration in Canadian dollars by indicating such election in the Transmittal Letter, provided that any such Transmittal Letter is received by the Depositary prior to the Effective Date.

In addition, Quipt shall deliver to each holder of Quipt Options and Quipt RSUs (as reflected on the register maintained by or on behalf of Quipt in respect of the Quipt Options and Quipt RSUs) that is subject to the Plan of Arrangement, as applicable (less any amounts withheld), the cash consideration that such holder is entitled to receive under the Arrangement, as applicable either (i) pursuant to the normal payroll practices and procedures of Quipt, or (ii) in the event that payment pursuant to the normal payroll practices and procedures of Quipt is not practicable for any such holder, by cheque, wire transfer or other form of immediately available funds delivered to such holder of Quipt Options and Quipt RSUs, as applicable, as reflected on the registers maintained by or on behalf of Quipt in respect of holder of Quipt Options and Quipt RSUs immediately prior to the Effective Time.

Holders of Quipt Options and Quipt RSUs will be receiving the consideration to which they are entitled for such Quipt Options and Quipt RSUs in U.S. dollars; provided that: (a) with respect to payments to or through CDS & Co., holders may elect to receive Canadian dollars and, if so elected, the U.S. dollar amount shall be converted into Canadian dollars at the Bank of Canada daily exchange rate published on the Business Day immediately prior to the Effective Date, and such holders shall receive their consideration in Canadian dollars; and (b) any Quipt Shareholder may, in accordance with such Person's Transmittal Letter, elect to receive the amounts to which they are entitled in accordance with the Arrangement Agreement and Plan of Arrangement in Canadian dollars by indicating such election in the Transmittal Letter, provided that any such Transmittal Letter is received by the Depositary prior to the Effective Date.

Representations and Warranties

The Arrangement Agreement contains representations and warranties made by us to Purchaser and Parent and representations and warranties made by Purchaser and Parent to us. The assertions embodied in those representations and warranties were made solely for purposes of the Arrangement Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality or material adverse effect different from that generally applicable to public disclosures to shareholders or used for the purpose of allocating risk between the parties to the Arrangement Agreement rather than establishing matters of fact.

In the Arrangement Agreement, Quipt, Purchaser and Parent each made representations and warranties relating to, among other things:

•	corporate existence and power;

•	corporate authority to enter into and perform its obligations under, and enforceability of, the Arrangement Agreement and the agreements and other documents to be entered into by it pursuant to the Arrangement Agreement and to perform its obligations hereunder and to complete the Arrangement and valid execution and delivery of the Arrangement Agreement;

•	the absence of conflicts with or defaults under constating documents, other Contracts and applicable Laws;

•	compliance with applicable Laws, constating documents, or other Contracts;

•	receipt if all required authorizations with respect to each party and their subsidiaries' material assets;

•	absence of undisclosed brokers, finder, or incurrence of any brokerage fees, commissions, or finder's fees in connection with the Arrangement;

•	compliance with applicable anti-money laundering Laws; and

•	compliance with applicable anti-corruption Laws.

In the Arrangement Agreement, Purchaser and Parent also made representations and warranties relating to the availability of the funds necessary to pay all amounts required to be paid by Purchaser at the Effective Time.

Quipt also made representations and warranties relating to, among other things:

•	required regulatory filings and consents and approvals of Governmental Entities as a result of the Arrangement;

•	the Subsidiaries of Quipt, including our ownership of such Subsidiaries, their corporate existence, good standing, power, authority, qualifications and the corporate authority of such Subsidiaries with respect to their businesses;

•	the capital structure of Quipt and its Subsidiaries, including the number of Quipt Shares, Quipt Options, and Quipt RSUs outstanding and any obligations or entitlements with respect to same;

•	existence of shareholder, pooling, voting trust, or other similar agreement with respect to shares in the capital of Quipt or its Subsidiaries;

•	the fairness and accuracy of Quipt's financial statements prepared in accordance with GAAP and absence of outstanding insider loans, off-balance sheet arrangements and absence of certain complaints;

•	disclosure controls and internal controls over financial reporting;

•	collateral benefits pursuant to MI 61-101;

•	the absence of any reportable events with Quipt's present or former reporters;

•	the absence of outstanding obligations with respect to various hedging or derivative transactions;

•	the absence of undisclosed liabilities;

•	employment matters;

•	our Intellectual Property;

•	information technology matters;

•	compliance with Anti-Spam Laws;

•	our Real Property;

•	the absence of certain changes or events since varying dates in the last five years, including the absence of a Material Adverse Effect;

•	the absence of undisclosed litigation;

•	tax matters;

•	our books and records;

•	our insurance policies;

•	the absence of undisclosed non-arm's length transactions;

•	environmental matters;

•	the absence of restrictions on our business practices, acquisition or disposition of property or assets, or the conduct of our business;

•	our Material Contracts;

•	healthcare matters;

•	absence of cease trade orders;

•	our reporting issuer status;

•	registrar and transfer agent matters;

•	compliance with TSX and Nasdaq requirements;

•	receipt of fairness opinions and our recommendations with respect to the Arrangement;

•	Evans & Evans Fairness Opinion and Truist Fairness Opinion matters;

•	Absence of expropriation of our property or assets by Governmental Entities;

•	guarantee matters;

•	absence of undisclosed guarantees, security interests, indemnification obligations, or other commitments;

•	absence of allegations or settlements with current or former employees in the last five (5) years;

•	forms, reports and documents filed with the SEC since September 30, 2023;

•	Quipt not being a non-Canadian or engaged in a "cultural business" pursuant to the Investment Canada Act (Canada), and having an aggregate enterprise value of less than CAD$1,386,000,000; and

•	Material customer and supplier matters.

Parent and Purchaser also made representations and warranties relating to, among other things:

•	the Equity Commitment Letter from the Equity Financing Sources.

Many of Quipt's representations and warranties are qualified by a Material Adverse Effect standard. For purposes of the Arrangement Agreement, "Material Adverse Effect" for Quipt is defined to mean any change, event, occurrence, development, effect or circumstance, either individually or in the aggregate that is or would reasonably be expected to be material and adverse to the business, financial condition, assets or results of operations of Quipt and its Subsidiaries taken as a whole; provided, that, no changes, events, occurrences, developments, effects, or circumstances shall be deemed to constitute a Material Adverse Effect, to the extent that any such event, change, occurrence, development, effect or state of facts or circumstance results from or arises out of:

(a)	any change or development in global, national or regional political, economic, financial, or capital market conditions or political, economic, business, banking, regulatory, currency exchange, tariffs, interest rate or inflationary conditions or financial, securities, capital, credit or commodity market conditions, in each case, whether national or global;

(b)	any change, event, occurrence, circumstance, fact, or development generally affecting the DME industry, or respiratory home care industries in which Quipt and any of its Subsidiaries operate;

(c)	any adoption, proposal, implementation or change in Law, GAAP or regulatory accounting or tax requirements, or in the interpretation, application or non-application of the foregoing by any Governmental Entity;

(d)	any act or escalation of sabotage or terrorism or any outbreak or escalation of hostilities or declared or undeclared war;

(e)	any epidemics, pandemics or disease outbreak or other public health condition or any variation or worsening thereof;

(f)	any natural or man-made disaster or act of God, including any earthquakes, wildfires, flood, volcanoes, tsunamis, hurricanes, storms, tornados or other natural disasters or similar occurrences;

(g)	any action taken (or omitted to be taken) by Quipt or any of its Subsidiaries: (i) as provided for, or required by, the Arrangement Agreement, (ii) required by Law, or (iii) are taken (or omitted to be taken) upon the written request, or with the written consent, of Purchaser or its Representatives;

(h)	any change in the market price or trading volume of any securities of Quipt or any suspension of trading in publicly trading securities generally, or any credit rating downgrade, negative outlook, watch or similar event relating to Quipt, provided, however, that the causes underlying such change may, if not otherwise excluded from the definition of Material Adverse Effect, be considered to determine whether such change constitutes a Material Adverse Effect;

(i)	any change in any analyst recommendations or ratings with respect to Quipt;

(j)	any failure by Quipt or its Subsidiaries to meet any internal or published projections, forecast or estimates of, or guidance related to, revenues, earnings, cash flows or other financial metrics before, on or after the date hereof, provided, however, that the causes underlying such change may, if not otherwise excluded from the definition of Material Adverse Effect, be considered to determine whether such change constitutes a Material Adverse Effect; or;

(k)	the execution, announcement or performance of the Arrangement Agreement or the Arrangement or the implementation of the Arrangement; or

(l)	litigation (or threatened litigation proceedings) relating to the Arrangement Agreement and the transactions contemplated herein and hereby;

provided, however, that: (I) in the case of (a) through to and including (e), such matter does not have a materially disproportionately greater impact or effect on Quipt and its Subsidiaries, taken as a whole, as compared to comparable companies and entities operating in the comparable industry in which Quipt or any of its Subsidiaries operate (in which case, only the incremental disproportionate adverse effect may be taken into account in determining whether a Material Adverse Effect has occurred); and (II) references in certain Sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative for purposes of determining whether a Material Adverse Effect has occurred.

Conduct of Business Pending the Arrangement

We have agreed in the Arrangement Agreement that, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, except as (i) consented to in writing by Purchaser (which consent shall not be unreasonably withheld or delayed), (ii) as required or permitted by the Arrangement Agreement, or (iii) as required by applicable Law, we will use reasonable commercial efforts to preserve intact Quipt and its Subsidiaries present business organization, operations, goodwill, business and community relationships, and material Authorizations, except as otherwise set forth in the Arrangement Agreement.

Without limiting the generality of the foregoing, we have also agreed that, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, except as (i) consented to in writing by Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as required by the Arrangement Agreement, or (iii) as required by applicable Law, we will not, and will not permit any of our Subsidiaries to:

•	amend its articles, notice of articles, articles of incorporation, amalgamation or continuation, constitution or similar documents (including partnership agreements), by-laws and all amendments thereto (the "Constating Documents");

•	adjust, split, combine, reclassify or amend the terms of any securities of Quipt or any of its Subsidiaries;

•	declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class of securities of Quipt, except for any such action taken solely between or among Quipt and its wholly-owned Subsidiaries or between or among wholly owned Subsidiaries of Quipt in furtherance of the transactions contemplated by the Arrangement Agreement;

•	redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any shares in the capital of Quipt or any of its Subsidiaries, except in connection with (A) intercompany purchases of capital stock or share capital solely among one or more of the Company and its Subsidiaries, (B) satisfaction of applicable tax-withholding obligations in respect of the vesting or settlement of any Quipt Options or Quipt RSUs or (C) the forfeiture of Quipt Options or Quipt RSUs by the holder thereof, upon such holder's termination of employment with Quipt or any of its Subsidiaries;

•	issue, deliver or sell, pledge, dispose, grant or otherwise encumber (but, for the avoidance of doubt, may continue to encumber assets or shares of capital stock of its Subsidiaries pursuant to any existing secured loans of Quipt or any of its Subsidiaries) or authorize, agree or commit to the issuance, delivery, sale, grant, pledge, disposal or other encumbrance or other modification of the terms of, any shares or other equity or voting interests, options, restricted shares, stock appreciation rights, calls, conversion or exchange privileges, warrants or similar rights of any kind to acquire (whether exercisable or exchangeable for or convertible) any shares or other equity or voting interests or other securities of Quipt or any of its Subsidiaries (including, for greater certainty, the Quipt Options and Quipt RSUs or any other equity based awards), other than (x) the issuance of any such securities upon settlement, exercise or conversion of the Quipt Options and Quipt RSUs that are outstanding as at the date hereof in accordance with their terms (as such terms are disclosed in all documents filed under the profile of Quipt on SEDAR+ in Canada, and the Electronic Data Gathering, Analysis, and Retrieval System ("EDGAR") in the United States during the period commencing on December 14, 2024 and ending on the date hereof, including any documents incorporated by reference into (as such term is interpreted in accordance with applicable Securities Laws) (collectively, the "Quipt Filings")); or (y) the vesting of or delivery of shares under Quipt RSUs outstanding on the date of the Arrangement Agreement in accordance with their terms as of the date of the Arrangement Agreement, for transactions solely between or among the Company and its wholly-owned Subsidiaries;

•	amend the terms of any securities of Quipt or its Subsidiaries other than in connection with effectuating the transactions contemplated in the Arrangement Agreement;

•	acquire (by merger, consolidation, acquisition of stock or assets or otherwise), or agree to do any of the aforementioned, directly or indirectly, in one transaction or in a series of related transactions, any material assets, securities, Real Property or businesses or make any material investment or agree to make any material investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries), property transfer or purchase of any property, assets, securities, interests or businesses of any other Person other than that is less than $1,000,000, in the Ordinary Course (solely with respect to obsolete assets) or in connection with obligations existing as of the date of the Arrangement Agreement as contemplated in Quipt's budget for the 2025 or 2026 calendar year, as applicable;

•	sell, pledge, lease, license, transfer or otherwise dispose, or agree to do any of the aforementioned, of any assets of Quipt or any of its Subsidiaries other than inventory sold, leased, transferred or disposed of in the Ordinary Course;

•	amend, modify or voluntarily extend, renew or terminate any Lease (other than extensions, renewals or terminations that occur automatically by operation of the terms of such Lease), and shall not enter into any new lease, sublease, license or other agreement for the use or occupancy of any Real Property other than in the Ordinary Course;

•	make any payment for any liability or obligation or otherwise, outside of the Ordinary Course or in connection with the transactions contemplated herein, or which exceeds $1,000,000 in the aggregate;

•	prepay any long-term indebtedness before its scheduled maturity, other than repayments of indebtedness in the Ordinary Course;

•	make any loan or advance to, or any capital contribution or investment in, or assume, guarantee, indemnify or otherwise become liable with respect to the liabilities or obligations of, any Person other than inter-company debt to any of its Subsidiaries in the Ordinary Course;

•	reorganize, restructure, recapitalize, amalgamate or merge Quipt or its Subsidiaries with any other Person;

•	incur, authorize, agree or otherwise commit to incur, any indebtedness for borrowed money or any other liability or obligation (except for trade payables, equipment loans and finance leases incurred in the Ordinary Course, including in connection with the transactions contemplated herein) other than indebtedness under Quipt's or any of its Subsidiaries existing credit facilities in an amount, not exceeding $1,000,000 in the aggregate, or issue any debt securities or assume, guarantee, endorse or otherwise become responsible for, the obligations of any other Person or make any loans or advances or capital contributions or investments;

•	except as required by a Quipt Employee Plan (which shall not be amended after the date hereof) or applicable Law, (i) grant, increase, decrease or otherwise modify any severance, change of control or termination compensation in respect of any current or former employee, employee of Quipt or any of its Subsidiaries (each, a "Quipt Employee"), director, officer, independent contractor or other service provider of Quipt or any of its Subsidiaries; (ii) grant, increase, decrease or otherwise modify the terms or amount of any payment, bonus, award (equity or otherwise) or other compensation or benefits payable or provided to, or for the benefit of, any current or former employee, Quipt Employee, director, officer, independent contractor or other service provider of Quipt or any of its Subsidiaries, except in the Ordinary Course; (iii) increase, decrease or otherwise modify the compensation, (in any form including rate of wages and salaries), coverage, contributions, funding requirements or benefits available under any Quipt Employee Plan except for immaterial actions in the Ordinary Course; (iv) establish, adopt, enter into, alter, amend or terminate any Quipt Employee Plan or any other new plan, policy or arrangement that would constitute a Quipt Employee Plan if in effect on the date hereof, or accelerate the payment, vesting or funding of compensation or benefits thereunder or otherwise; or (v) hire or terminate any individual with annual compensation in excess of $200,000 per year;

•	(i) terminate without "cause" any employee with annual compensation in excess of $200,000 per year; (ii) make or forgive any loan to any employee (other than advancement of expenses in the Ordinary Course), (iii) enter into, materially amend or terminate any collective bargaining agreement or (or enter into negotiations to do any of the foregoing), other than with respect to ongoing collective bargaining negotiations or as required by the National Labor Relations Act or other applicable Law, (iv) recognize or certify any labor union as the bargaining representative for any employee, (v) implement or announce any employee layoffs, furloughs, or similar workforce actions that would trigger notice obligations under the Worker Adjustment Retraining and Notification Act of 1988 ("WARN Act"), or (vi) knowingly waive or release any noncompetition, non-solicitation, nondisclosure, noninterference, confidentiality, invention assignment or non-disparagement obligation of any employee, director, officer, independent contractor or other service provider;

•	make any change in Quipt's accounting methods, principles or practices, except as required by concurrent changes under GAAP;

•	enter into any Contract with respect to the voting rights of any shares or securities of Quipt or any of its Subsidiaries;

•	enter into any new line of business or discontinue the existing line of business of the Quipt any of its Subsidiaries;

•	make, or commit to make, any capital expenditure or investment except for any expenditure or investment or commitment relating to the maintenance of its assets that does not exceed $500,000 individually, or $1 million in the aggregate for all such capital expenditures or commitments;

•	waive, release, assign, settle or compromise any dispute, litigation, proceeding or governmental investigation other than those that involve only a payment of monetary damages by Quipt or any of its Subsidiaries not in excess of $250,000 individually and $1,000,000 in the aggregate but only without any admission of wrongdoing by Quipt or any of its Subsidiaries, or the imposition of any material restrictions (including through the granting of equitable relief) on the business and operations of Quipt or any of its Subsidiaries;

•	enter into any agreement or effectuate any transaction that relates to the acquisition or dis-position of any business (whether by merger, sale of stock, sale of assets or otherwise);

•	amend or modify in any material respect or voluntarily terminate or waive any right under any material right under any Material Contract or enter into any contract or agreement that would be a Material Contract if in effect on the date hereof; provided, that this clause (w) shall not prohibit or restrict the Company from (x) entering into, renewing, amending, modifying or waiving any right under any Contract to the extent such entry, renewal, amendment, modification or waiver implements a transaction or action that is specifically permitted by the Arrangement Agreement or (y) entering into a Contract for the sale of products or services to a customer of the Company, which customer Contract is entered into in the Ordinary Course; provided, further, that Purchaser's failure to respond to a request for con-sent for the entry into a Material Contract within three (3) Business Days following the request therefor shall be deemed to be consent of Purchaser with respect to the entry into such Material Contract;

•	establish, invest in, form or operate any partnership or joint venture or limited liability company or similar arrangement with any Person that is not a wholly-owned Subsidiary of Quipt;

•	take any action or fail to take any action which action or failure to act would reasonably be expected to result in any loss, lapse, cancellation, suspension, or revocation of any material Authorization or material Permit necessary to conduct the business of Quipt or any of its Subsidiaries in any material respect;

•	reduce the stated capital of the Quipt Shares or the securities of any of Quipt's Subsidiaries;

•	enter into or voluntarily terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales Contracts or other financial instruments or like transaction, other than interest rate swaps in the Ordinary Course;

•	except as contemplated in the Arrangement Agreement, terminate, cancel or let lapse any insurance policy of Quipt or any of its Subsidiaries in effect on the date of the Arrangement Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies are procured;

•	engage in any transaction with, or enter into any agreement, arrangement or understanding with any affiliate of Quipt or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•	adopt a plan of liquidation or resolutions providing for the liquidation, dissolution or winding up of Quipt or any of its Subsidiaries; and

•	authorize, agree, resolve or otherwise commit to do any of the foregoing.

Efforts to Complete the Arrangement

Subject to the terms and conditions set forth in the Arrangement Agreement, Quipt and the Purchaser have agreed to use commercially reasonable efforts to:

•	timely provide, or reasonably cooperate in all material respects with respect to the provision of, as applicable, required third party notifications and maintain all third party consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations in connection with the Arrangement;

•	satisfy (or cause the satisfaction of) all conditions precedent in the Arrangement Agreement required to be satisfied by it;

•	carry out or satisfy the terms of the Interim Order and the Final Order and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to the Arrangement Agreement or the Arrangement;

•	effect all necessary registrations, filings, and submissions of information required or requested by Governmental Entities from it, or its Subsidiaries, relating to the Arrangement;

•	upon reasonable consultation with the other party to the Arrangement Agreement, oppose and seek to lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any Proceedings to which it or any of its Subsidiaries is a party or brought against it or any of its Subsidiaries or any of their directors or officers challenging the Arrangement or the Arrangement Agreement;

•	not take, or refrain from taking, or permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to, individually or in the aggregate, prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement; and

•	promptly notify the other party to the Arrangement Agreement upon the occurrence of certain events.

Conditions to the Arrangement

Conditions to Each Party's Obligations. The obligations of each of the Company, Purchaser and Parent to consummate the Arrangement are subject to the satisfaction or, to the extent permitted by applicable Law, waiver of the following conditions:

•	the Required Quipt Approval shall have been obtained at the Quipt Meeting in accordance with the Interim Order and applicable Law;

•	the Interim Order and the Final Order shall each have been obtained on terms consistent with the Arrangement Agreement, and shall not have been set aside or modified in a manner unacceptable to either Quipt or Purchaser, acting reasonably, on appeal or otherwise;

•	the HSR Approval shall have been obtained, and the HSR Approval shall be in full force and effect and shall not have been rescinded; and

•	no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law which is then in effect, or commenced any Proceeding under applicable Law, in each case, which has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement.

Conditions to Purchaser's and Parent's Obligations. The obligations of Purchaser and Parent to consummate the Arrangement are subject to the satisfaction or waiver of the following additional conditions:

•	our representations and warranties (i) with respect to certain matters relating to the organization and qualification, authority relative to the Arrangement Agreement, absence of conflicts and required filings and consent must be true and correct in all respects both as of the date of the Arrangement Agreement and the Effective Time, (ii) with respect to our Subsidiaries and matters relating to our capitalization, must be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Arrangement Agreement and true and correct in all respects (except for de minimis inaccuracies and as a result of transactions, changes, conditions, events or circumstances permitted hereunder) as of the Effective Time as if made at and as of such time (except for representations made as of a specified date, the accuracy of which shall be determined as of that specified date), (iii) with respect to all other representations and warranties of Quipt set forth in the Arrangement Agreement shall be true and correct in all respects (disregarding any materiality or Material Adverse Effect qualification contained in any such representation or warranty) as of the date of the Arrangement Agreement and as of the Effective Time as if made at and as of such time (except for representations made as of a specified date, the accuracy of which shall be determined as of that specified date), except where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect in respect of Quipt;

•	Quipt shall have fulfilled or complied in all material respects with each of the covenants of Quipt contained in the Arrangement Agreement (other than with respect to the financing arrangements described in Section 4.12 of the Arrangement Agreement) to be fulfilled or complied with by it on or prior to the Effective Time, or which have not been waived by Purchaser;

•	Dissent Rights shall not have been exercised with respect to more than 10% of the issued and outstanding Quipt Shares;

•	Since the date of the Arrangement Agreement, there shall not have been a change, event, occurrence or circumstance that results in a Material Adverse Effect that remains continuing; and

•	Quipt shall have delivered to Purchaser and Parent a closing certificate addressed to Purchaser and Parent, certifying the satisfaction of the foregoing conditions relating to the representations, warranties, obligations, covenants and agreements.

Conditions to Quipt's Obligations. Our obligation to complete the Arrangement is subject to the satisfaction or waiver of the following additional conditions:

•	the representations and warranties of Purchaser and Parent set forth in the Arrangement Agreement shall be true and correct as of the Effective Time (except that any such representation and warranty that by its terms speaks specifically as of the date of the Arrangement Agreement or another date shall be true and correct in all respects as of such date), except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to materially impede or delay the completion of the Arrangement (and, for this purpose, any reference to "material" or other concepts of materiality in such representations and warranties shall be disregarded);

•	Purchaser shall have fulfilled or complied in all material respects with each of the other covenants of Purchaser contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, or which have not been waived by Purchaser;

•	Purchaser shall have complied with its obligations under the Arrangement Agreement with respect to the payment of the Consideration and the Depositary will have confirmed to Quipt receipt from or on behalf of the Purchaser of the Consideration and Equity Awards Amount under the Arrangement Agreement; and

•	Purchaser's delivery to us at closing of a certificate with respect to the satisfaction of the foregoing conditions relating to representations, warranties, obligations, covenants and agreements.

The aforementioned conditions precedent will be conclusively deemed to have been satisfied, waived or released upon the Arrangement becoming effective. For greater certainty and notwithstanding the terms of any escrow agreement entered into with the Depositary, all Consideration held in escrow by the Depositary pursuant to the Arrangement Agreement shall be deemed to be released from escrow.

Restrictions on Solicitations of Other Offers

Except as otherwise expressly permitted in the Arrangement Agreement, Quipt shall not and shall cause its Subsidiaries not to, directly or indirectly, through any representation or otherwise, and shall not permit any such Person to:

•	solicit, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Quipt or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding (other than an Acceptable Confidentiality Agreement permitted by Section 5.3(1) of the Arrangement Agreement)) any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

•	continue, enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than Purchaser and its Affiliates) regarding any Acquisition Proposal, it being acknowledged and agreed that, provided Quipt is then in compliance with its obligations under the Arrangement Agreement, Quipt may communicate or engage in discussions with a Person solely for the purpose of (i) advising a Person of the restrictions of the Arrangement Agreement, (ii) clarifying the terms of any proposal made by such Person; or (iii) advising a Person that has made an Acquisition Proposal that such Acquisition Proposal does not constitute a Superior Proposal, in each case, provided, that (x) in doing so, no other information that is prohibited from being communicated under the Arrangement Agreement is communicated to such Person and (y) copies of all such communications (or written summaries thereof if such communications are not in writing) are promptly provided to Purchaser; or

•	make a Quipt Change in Recommendation.

Quipt shall, and shall cause its Subsidiaries and Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities whenever commenced with any Person (other than Purchaser, its Affiliates and their respective Representatives) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal and, in connection therewith, Quipt shall: (a) immediately discontinue access to, and disclosure of, all information concerning Quipt and its Subsidiaries (including the Quipt Data Room and any confidential information and any access to the properties, facilities, books and records of Quipt or any of its Subsidiaries); and (b) promptly, and in any event within two (2) Business Days after the date hereof, request, and exercise all rights Quipt or any of its Subsidiaries has to require (i) the return or destruction of all copies of any information regarding Quipt or any of its Subsidiaries provided to any Person (other than other than Purchaser, its Affiliates and their respective Representatives) in connection with any Acquisition Proposal or any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to, an Acquisition Proposal, and (ii) the destruction of all mate-rials including or incorporating or otherwise reflecting such information regarding Quipt or any of its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights.

Quipt covenants and agrees: (a) that Quipt shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to enforce each standstill, confidentiality, non-disclosure, non-solicitation or similar agreement, restriction or covenant to which Quipt or a Subsidiary is party; (b) neither Quipt, nor any Subsidiary or Representative of Quipt, have or will, without the prior written consent of Purchaser (which may be withheld or delayed in Purchaser's sole and absolute discretion), release any Person from, or waive, amend, suspend or other-wise modify or forebear in the enforcement of such Person's obligations under any stand-still, confidentiality, non-disclosure, non-solicitation or similar agreement, restriction or covenant to which Quipt or any of its Subsidiaries is a party, it being acknowledged and agreed that the automatic termination or release of any standstill, confidentiality, non-disclosure, non-solicitation or similar agreement, restriction or covenant as a result of the entering into, or the announcement of, the Arrangement Agreement by Quipt, pursuant to the express terms of any such agreement, restriction or covenant shall not be a violation of the terms of the Arrangement Agreement.

Quipt represents and warrants as of the date of the Arrangement Agreement that neither Quipt nor any of its Subsidiaries has waived any standstill, confidentiality, non-disclosure, non-solicitation or similar agreement, re-striction or covenant to which Quipt or any of its Subsidiaries is a Party, except to (a) waive standstill provision set forth in the Confidentiality Agreement with Kingswood and (b) permit submissions of ex-pressions of interest prior to the date of the Arrangement Agreement.

If Quipt or its Subsidiaries or Representatives, receives or otherwise becomes aware of any Acquisition Proposal or any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Quipt or any of its Subsidiaries (including information, access or disclosure relating to the properties, facilities or books and records of Quipt or any of its Subsidiaries) Quipt shall:

(a)	promptly notify Purchaser (first orally and then in writing, in each case within 24 hours) of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Person(s) making the Acquisition Proposal, inquiry, proposal, offer or request, and copies of all material or substantive documents, correspondence and other materials received in respect of, from or on behalf of any such Person(s) making the Acquisition Proposal, inquiry, proposal, offer or request; and

(b)	keep Purchaser fully informed, on a prompt basis, of the status of all developments and negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any changes to any such Acquisition Proposal, inquiry, proposal, offer or request, and promptly provide to Purchaser copies all correspondence (or a summary of the material terms if such correspondence is not in writing) between Quipt and any person(s) making such Acquisition Proposal, inquiry, proposal, offer or request.

An "Acquisition Proposal" means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only Quipt and/or one or more of its wholly-owned Subsidiaries or between one or more of Quipt's wholly-owned Subsidiaries, any inquiry, indication of interest, offer or proposal (written or oral) from any Person or group of Persons (other than Purchaser, Parent or any of their respective Affiliates) after the date of the Arrangement Agreement relating to:

(a)	any acquisition, sale or disposition (or any lease, license or other arrangement having the same economic effect as an acquisition, sale or disposition), in a single transaction or a series of related transactions, direct or indirect, of (i) the assets (including the securities of any Subsidiary of Quipt) of Quipt and/or any of its Subsidiaries that, in the aggregate, represent 20% or more of the consolidated assets of Quipt and its Subsidiaries (taken as a whole) or that contribute 20% or more of the consolidated revenue of Quipt and its Subsidiaries (taken as a whole), in each case, based on the most recent consolidated financial statements of Quipt filed as part of the Quipt Filings;

(b)	any take-over bid, tender offer, exchange offer or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities of Quipt on a fully diluted basis; or

(c)	any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, re-organization, recapitalization, liquidation, dissolution, winding up or any other similar transaction, in a single or a series of related transactions, involving Quipt or any of its Subsidiaries the assets of which, in the aggregate, represent 20% or more of the consolidated assets of Quipt and its Subsidiaries (taken as a whole) or contribute 20% or more of the consolidated revenue of Quipt and its Subsidiaries (taken as a whole), in each case, based upon the most recent consolidated financial statements of Quipt filed as part of the Quipt Filings.

A "Superior Proposal" means any unsolicited bona fide written Acquisition Proposal to acquire not less than all of the issued and outstanding Quipt Shares (other than Quipt Shares held by Persons or group of Persons making such Acquisition Proposal) or all or substantially all of the assets of Quipt and its Subsidiaries on a consolidated basis made after the date of the Arrangement Agreement and before the Quipt Meeting from a Person (or group of Persons) other than Purchaser, Parent, or any of their respective Affiliates, that:

(a)	complies with Securities Laws and did not result from a breach of the Arrangement Agreement;

(b)	that the Board determines, in its good faith judgment, after receiving the advice of its outside legal and financial advisors, is reasonably capable of being completed at the time and on the terms proposed without undue delay, taking into account, all financial, legal, regulatory and other aspects of such proposal and the Person making such proposal; and

(c)	that the Board determines, in its good faith judgment, after receiving the advice of its outside legal and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Quipt Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed pursuant to the terms of the Arrangement Agreement);

(d)	is not subject to any financing contingency and in respect of which it has been demonstrated to the satisfaction of the Board, acting in good faith that adequate arrangements have been made to ensure that the required funds will be available to complete such Acquisition Proposal; and

(e)	is not subject to any due diligence and/or access condition.

Recommendation Withdrawal/Termination in Connection with a Superior Proposal

Provided, that Quipt is in compliance with the terms of the Arrangement Agreement, if prior to the receipt of the Required Quipt Approval, Quipt receives an Acquisition Proposal that the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal the Board may, (1) subject to compliance with the terms of the Arrangement Agreement, authorize Quipt to enter into a definitive agreement (other than an Acceptable Confidentiality Agreement) with respect to such Superior Proposal (an "Alternative Transaction Agreement"), and/or (2) make a Quipt Change in Recommendation, in each case if and only if:

(a)	Quipt has been, and continues to be, in compliance with its obligations under the Arrangement Agreement;

(b)	the Person or Persons making the Superior Proposal was not restricted from making the Superior Proposal pursuant to an existing standstill, confidentiality, non-disclosure, non-solicitation or similar agreement, restriction or covenant with Quipt or any of its Subsidiaries;

(c)	Quipt or one of its Representatives has promptly delivered to Purchaser written notice, which shall include: (i) the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal; (ii) confirmation that the Board has resolved to, as applicable, authorize Quipt to enter into an Alternative Transaction Agreement or to make a Quipt Change in Recommendation; (iii) a summary of all material terms and conditions of the Alternative Transaction Agreement and any ancillary or supporting agreements related to such Superior Proposal, together with copies of thereof; and (iv) the value and financial terms that the Board, after consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the "Superior Proposal Notice");

(d)	at least five (5) Business Days (the "Matching Period") have elapsed from the date on which Purchaser received the Superior Proposal Notice; and

(e)	if during the Matching Period, Purchaser has proposed a Matching Offer pursuant to the terms of the Arrangement Agreement, the Board has determined in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal re-mains a Superior Proposal as compared to the proposed amendments to the terms of the Arrangement Agreement and the Arrangement under the Matching Offer; and

(f)	prior to or concurrently with entering into an Alternative Transaction Agreement and/or making a Quipt Change in Recommendation, the Board determines to, and Quipt does, terminate the Arrangement Agreement pursuant to the terms of the Arrangement Agreement, and pays the Termination Fee to Purchaser pursuant to the terms of the Arrangement Agreement.

During any Matching Period, or such longer period as Quipt may approve in writing (in its sole discretion): (a) Purchaser shall have the opportunity (but not the obligation) to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal (a "Matching Offer") and the Board will review any Matching Offer in good faith, after consultation with its financial advisors and its outside legal counsel, in order to determine whether the Matching Offer would, upon acceptance by Quipt, result in such Acquisition Proposal that constituted a Superior Proposal ceasing to be a Superior Proposal, and (b) Quipt shall, and shall cause its Representatives to, negotiate in good faith Purchaser to make such mutually agreed amendments to the terms of the Arrangement Agreement and the Plan of Arrangement as would enable the Purchaser to proceed with the transactions contemplated by the Arrangement Agreement on the amended terms contemplated by the Matching Offer such that such Acquisition Proposal that constituted a Superior Proposal would cease to be a Superior Proposal. If the Board, after consultation with its financial advisors and its outside legal counsel, determines that such Acquisition Proposal would cease to be a Superior Proposal as compared to the proposed amendments to the terms of the Arrangement Agreement and the Arrangement under the Matching Offer, Quipt shall advise Purchaser, and the Parties shall amend the Arrangement Agreement and the Plan of Arrangement to reflect such Matching Offer and shall take, and cause to be taken, all such actions as are necessary to give effect to the foregoing. If the Board, after consultation with its financial advisors and its outside legal counsel, determines in good faith that such Acquisition Proposal remains a Superior Proposal and therefore rejects the Matching Offer, if any, Quipt may, subject to compliance with the other provisions hereof, terminate the Arrangement Agreement and enter into an Alternative Transaction Agreement with respect to such Superior Proposal in accordance with the terms of the Arrangement Agreement.

Each successive amendment to any Acquisition Proposal shall constitute a new Acquisition Proposal, and Purchaser shall be afforded a new Matching Period in respect of each such new Acquisition Proposal which shall commence on the date on which Purchaser receives the Superior Proposal Notice with respect to each such new Acquisition Proposal from Quipt.

The Board shall promptly reaffirm the Quipt Board Recommendation by press release after (a) any Acquisition Proposal which is determined not to be a Superior Proposal or (b) the Board determines that the proposed amendments to the terms of the Arrangement Agreement and the Arrangement under a Matching Offer would result in an Acquisition Proposal no longer being a Superior Proposal, provided such Acquisition Proposal has been publicly announced or publicly disclosed. Quipt shall provide Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall due consideration to any comments made by Purchaser and its outside legal counsel.

If Quipt provides a Superior Proposal Notice to Purchaser on a date that is less than ten (10) Business Days before the Quipt Meeting, Quipt shall be entitled to, and shall upon request from Purchaser, either postpone or adjourn the Quipt Meeting, to a date that is not more than fifteen (15) Business Days after the scheduled date of the Quipt Meeting, but, in any event, the Quipt Meeting shall not be postponed or adjourned to a date that is less than ten (10) Business Days prior to the Outside Date.

Quipt and the Board shall not be prohibited from:

(a)	making any disclosure (through a directors' circular or otherwise) in response to an Acquisition Proposal that it determines is not a Superior Proposal if the Board, acting in good faith and after receiving advice from its outside legal counsel, determines that such disclosure is required by Law, provided, that (i) such disclosure shall comply with the terms, conditions, covenants and requirements set out in the Arrangement Agreement and (ii) Quipt shall provide Purchaser with a reasonable opportunity to review the form and content of such disclosure and shall give due consideration to any comments made by Purchaser and its outside legal counsel;

(b)	calling and/or holding a meeting of Quipt Shareholders that is validly and legally requisitioned by Quipt Shareholders in accordance with the BCBCA; or

(c)	taking any other action to the extent ordered or otherwise mandated by a Governmental Entity.

Without limiting the generality of any of the provisions in the Arrangement Agreement, Quipt shall advise its Representatives and Subsidiaries of the prohibitions set out in the Arrangement Agreement and any violation of the restrictions set forth in the Arrangement Agreement by Quipt, its Representatives or its Subsidiaries shall be deemed to be a breach of the Arrangement Agreement by Quipt.

Notwithstanding anything to the contrary in the Arrangement Agreement, if, prior to obtaining the Required Quipt Approval, the Board determines in good faith, after consultation with its out-side legal counsel and financial advisors, that an Intervening Event has occurred and that a failure to change, amend, modify or qualify the Quipt Board Recommendation in response thereto would be inconsistent with its fiduciary duties under applicable Laws, the Board may effect a Quipt Change in Recommendation in accordance with the terms of the Arrangement Agreement.

At least five (5) Business Days prior to effecting any Quipt Change in Recommendation, Quipt shall provide Purchaser with a written notice (an "IE Notice") (it being understood that the IE Notice shall not constitute a Quipt Change in Recommendation for purposes of the Arrangement Agreement) describing the Intervening Event in reasonable detail (including the facts and circumstances constituting the Intervening Event and the basis for the Board's determination) and stating that the Board intends to effect a Quipt Change in Recommendation in response to such Intervening Event; in the event that an Intervening Event occurs on (or after) the fourth Business Day prior to the scheduled date for the Quipt Meeting, then Quipt may adjourn the scheduled date of the Quipt Meeting so as to allow negotiations with Purchaser to be conducted and/or for any written, binding offer to alter the terms or conditions of the Arrangement Agreement to be delivered by Purchaser as contemplated by the sub-Sections immediately below. Quipt shall, to the extent reasonably practicable, provide Purchaser copies of any material non-privileged written information provided to the Board in connection therewith (subject to customary privilege and confidentiality protections).

If requested by Purchaser immediately following delivery by Quipt to Purchaser of the IE Notice, during the period ending at 5:00 p.m. (Vancouver time) on the date that is five (5) Business Days following Purchaser's receipt of the IE Notice (the "IE Matching Period"), Quipt shall, and shall cause its Representatives to, negotiate in good faith with Purchaser regarding any proposal by Purchaser to amend the terms of the Arrangement Agreement and the Arrangement in a manner that would obviate the need for a Quipt Change in Recommendation.

If, prior to the expiration of the IE Matching Period, Purchaser delivers to Quipt a binding offer to amend the Arrangement Agreement and the Arrangement, and the Board determines in good faith (after consultation with its outside legal and financial advisors) that, as so amended, a Quipt Change in Recommendation would not be required in order for the Board to comply with its fiduciary duties, then Quipt and Purchaser shall promptly execute and deliver a mutually acceptable definitive written amendment to the Arrangement Agreement to reflect such changes, the Quipt Board Recommendation shall be reaffirmed, and Quipt shall promptly issue a press release to that effect.

If, following the IE Matching Period (and any discussions during such period), the Board nevertheless determines in good faith, after consultation with its outside legal counsel, that a Quipt Change in Recommendation remains required in order to comply with its fiduciary duties, the Board may effect a Quipt Change in Recommendation; provided, that Quipt shall (a) promptly notify Purchaser of such determination, and (b) be permitted to adjourn or postpone the Quipt Meeting for up to ten (10) Business Days (but in any event to a date not less than five (5) Business Days prior to the Outside Date) to allow for dissemination of any required supplemental disclosure and for solicitation of proxies consistent with the Quipt Change in Recommendation.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated at any time prior to the consummation of the Arrangement, whether before or after shareholder approval has been obtained:

•	by mutual written agreement of Quipt, on the one hand, and Purchaser and Parent, on the other hand;

•	by either the Company, on the one hand, or Purchaser, on the other hand, if:

(a)	the Required Quipt Approval is not obtained at the Quipt Meeting in accordance with the Interim Order; provided, that the failure to obtain the Required Quipt Approval has not been caused by, or is not a result of, a breach by such party of its representations and warranties set forth in the Arrangement Agreement or its failure to comply with its covenants therein;

(b)	Any Law is enacted after the date of the Arrangement Agreement which would render the consummation of the Arrangement illegal or permanently prohibits or enjoins Quipt, Purchaser or Parent from consummating the Arrangement; or

(c)	the Effective Time does not occur on or prior to the Outside Date; provided, that the failure of the Effective Time to so occur prior to the Outside Date has not been caused by, or is not a result of, a breach by such party of its representations and warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement;

•	by the Company if:

(a)	Purchaser or Parent has breached any of their respective representations, warranties, or failed to perform their respective agreements or covenants under the Arrangement Agreement which would give rise to the failure of certain conditions to closing and where that breach is incapable of being cured on or prior to the Outside Date, or has not been cured prior to the fifteenth (15th) day after the giving of written notice thereof by us to Purchaser; provided that the Company is not then in material breach of the Arrangement Agreement so as to cause certain conditions to closing to not be satisfied; or

(b)	prior to obtaining the Required Quipt Approval, the Board authorizes us to enter into a definitive written agreement (other than a Confidentiality Agreement as permitted under the Arrangement Agreement when responding to an Acquisition Proposal) with respect to a Superior Proposal and enters into an Alternative Transaction Agreement in accordance with the terms and conditions of the Arrangement Agreement and concurrently with such termination Quipt pays the Termination Fee to Purchaser and Parent;

•	by the Purchaser if:

(a)	we have breached any representation or warranty or failed to perform a covenant or agreement set forth in the Arrangement Agreement which would give rise to the failure of certain conditions to closing and where that breach is incapable of being cured by the end date or has not been cured prior to the fifteenth (15th) day after the giving of written notice thereof by Purchaser to us; provided that neither Parent nor Purchaser is then in material breach of the Arrangement Agreement so as to cause certain conditions to closing to not be satisfied;

(b)	prior to obtaining the Required Quipt Approval, the Board makes a Quipt Change in Recommendation (as defined and described in the section titled "The Arrangement Agreement—Recommendation Withdrawal/Termination in Connection with a Superior Proposal"); or

(c)	a Material Adverse Effect (as such term is defined in the section of this Proxy Statement titled "The Arrangement Agreement—Representation and Warranties") has occurred and is continuing so as to cause certain conditions to closing to not be satisfied;

(d)	Quipt enters into an Alternative Transaction Agreement; or

(e)	Quipt breaches any of its obligations or covenants regarding non-solicitation set forth in Article 5 of the Arrangement Agreement in any material respect.

Termination Fees

If a Quipt Termination Fee Event occurs, Quipt shall pay the Termination Fee to Parent (or as directed by Parent) as directed in writing by Parent, in consideration for the disposition of Purchaser's rights under the Arrangement Agreement, in accordance with the terms described herein.

For the purposes of the Arrangement Agreement, "Quipt Termination Fee Event" means the termination of the Arrangement Agreement:

(a)	by Quipt, to be paid concurrently with the termination of the Arrangement Agreement, if, prior to obtaining the Required Quipt Approval, the Board authorizes Quipt to enter into a definitive written agreement (other than a Confidentiality Agreement as permitted by Section 5.3(l) of the Arrangement Agreement) with respect to a Superior Proposal and enters into an Alternative Transaction Agreement in accordance with the terms and conditions of the Arrangement Agreement;

(b)	by Purchaser, to be paid within two (2) Business Days following the occurrence of the following events, if (i) prior to obtaining the Required Quipt Approval, the Board shall have made a Quipt Change in Recommendation or if (ii) Quipt enters into an Alternative Transaction Agreement;

(c)	by Purchaser if Quipt breaches any of its non-solicitation obligations or covenants under the Arrangement Agreement in any material respect; or

(d)	by either party, if (i) the Required Quipt Approval shall not have been obtained at the Quipt Meeting in accordance with the Interim Order, or (ii) by the Purchaser if the Effective Time does not occur on or prior to the Outside Date in the event that each of the following subsection (i) and (ii) shall have both occurred:

(i)	prior to such termination, an Acquisition Proposal shall have been publicly announced or otherwise publicly disclosed by any Person, other than Purchaser, Parent or any of their respective Affiliates, or any Person, other than Purchaser or any of its Affiliates, shall have publicly announced or otherwise publicly disclosed an intention to make an Acquisition Proposal, and such Acquisition Proposal or intent to make an Acquisition Proposal, as applicable, is not withdrawn at least ten (10) Business Days prior to the Quipt Meeting, in which case such Termination Fee shall be paid concurrently with the termination of the Arrangement Agreement; and

(ii)	within twelve (12) months following the date of such termination: (A) any Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in the immediately preceding clause (i)) is consummated or effected; or (B) Quipt or one or more of its Subsidiaries directly or indirectly, in a single transaction or series of related transactions, accepts, approves or enters into a legally binding Contract in respect of any Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in (A) of this clause) and such Acquisition Proposal is later consummated or effected (whether or not within such 12 month period), in which case such Termination Fee shall be paid concurrent with the consummation of such Acquisition Proposal.

For the purposes of this subsection (d), the term "Acquisition Proposal" shall mean, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only Quipt and/or one or more of its wholly-owned Subsidiaries or between one or more of Quipt's wholly-owned Subsidiaries, any inquiry, indication of interest, offer or proposal (written or oral) from any Person or group of Persons (other than Purchaser or any Affiliate of Purchaser) after the date of the Arrangement Agreement relating to:

(i)	any acquisition, sale or disposition (or any lease, license or other arrangement having the same economic effect as an acquisition, sale or disposition), in a single transaction or a series of related transactions, direct or indirect, of (i) the assets (including the securities of any Subsidiary of Quipt) of Quipt and/or any of its Subsidiaries that, in the aggregate, represent 50% or more of the consolidated assets of Quipt and its Subsidiaries (taken as a whole) or that contribute 50% or more of the consolidated revenue of Quipt and its Subsidiaries (taken as a whole), in each case, based on the most recent consolidated financial statements of Quipt filed as part of the Quipt Filings;

(ii)	any take-over bid, tender offer, exchange offer or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning 50% or more of any class of voting or equity securities of Quipt on a fully diluted basis; or

(iii)	any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, re-organization, recapitalization, liquidation, dissolution, winding up or any other similar transaction, in a single or a series of related transactions, involving Quipt or any of its Subsidiaries the assets of which, in the aggregate, represent 50% or more of the consolidated assets of Quipt and its Subsidiaries (taken as a whole) or contribute 50% or more of the consolidated revenue of Quipt and its Subsidiaries (taken as a whole), in each case, based upon the most recent consolidated financial statements of Quipt filed as part of the Quipt Filings.

Employee Benefits

Purchaser, Parent and Quipt and each of their respective Subsidiaries, successors or assigns shall honour and comply with the terms of all of the severance payment obligations of Quipt and its Subsidiaries under the existing employment, consulting, change of control, retention bonus and severance Contracts or arrangements of Quipt and its Subsidiaries, in each case, in accordance with their terms as in effect immediately prior to the date hereof. Neither Party, directly or indirectly, will receive the right to control or direct the operations of the other Party prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of the Arrangement Agreement, complete control and supervision over its and each of its Subsidiaries' respective operations.

Neither of Purchaser, Parent, Quipt or any of the Subsidiaries shall be required to continue to employ or engage any Quipt Employee, director, officer or service provider for any particular period of time following the Effective Time or to prevent either (x) the Purchaser, Parent or any of its Affiliates or (y) Quipt or any of its Subsidiaries from making changes in accordance with Law to any Quipt Employee Plan as may be allowed by such Quipt Employee Plan or the terms or conditions of employment or engagement of any Quipt Employee, director, officer or service provider, whether under Contract or otherwise, on or after Effective Time in accordance with Law and any applicable employment agreement or consulting agreement.

Indemnification and Insurance

Prior to the Effective Time, Quipt shall obtain from the same insurer or an insurance carrier with the same or better credit rating as Quipt's current insurance carriers with respect to directors' and officers' liability insurance, and fully pay prior to the Effective Time the necessary premium for, customary "tail" policies of directors' and officers' liability insurance providing protection for a claims reporting or discovery period beginning at the Effective Time and continuing for not less than six years from and after the Effective Date and with terms and conditions (including retentions and limits of liability) that are no less favourable in the aggregate to the protection provided by the policies maintained by Quipt that are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events that occurred on or prior to the Effective Date; provided, that the cost of such "tail" policies shall not exceed 300% of the annual premium for Quipt's directors' and officers' liability insurance in effect as of the date of the Arrangement Agreement.

From and after the Effective Time, Quipt shall and shall cause its Subsidiaries to, honour all rights to indemnification, advancement (including with respect to advancing expenses as incurred) and exculpation now existing in favour of D&O Indemnified Persons to the extent that they are included in Constating Documents of Quipt or any of its Subsidiaries and are consistent with applicable Law, or contractual obligations consistent with applicable Law, disclosed to Purchaser and Parent in the Quipt Disclosure Letter and acknowledges that such rights shall survive the Effective Time and completion of the Plan of Arrangement and, to the extent within the control of Quipt, Quipt shall ensure that the same shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified Person and shall continue in full force and effect in accordance with their terms.

Each of Purchaser and Parent covenants and agrees that it shall cause Quipt to comply with its aforementioned obligations.

If Purchaser, Parent, Quipt or any of its Subsidiaries, or any of their respective successors or assigns: (i) consolidates or amalgamates with, or merges or liquidates into, any other Person and is not a continuing or surviving corporation or entity of such consolidation, amalgamation, merger or liquidation or (ii) transfers all or substantially all of its properties and assets to any Person, Purchaser and Parent shall ensure that any such successor or assign (including, as applicable, any acquiror of substantially all of the properties and assets of Quipt or its Subsidiaries) assumes all of the aforementioned obligations in this section.

Notwithstanding anything to the contrary in the Arrangement Agreement, (i) each D&O Indemnified Person shall provide an undertaking to repay any advances, if applicable, if it is ultimately determined that such D&O Indemnified Person is not entitled to indemnification under the applicable Constating Documents and (ii) no D&O Indemnified Person shall be entitled to indemnification under any Constating Documents if such D&O Indemnified Person participates in fraud, bad faith, gross negligence, willful misconduct and/or criminal activity.

The provisions of this indemnification and insurance section are intended for the benefit of, and shall be enforceable by, each insured or indemnified Person, his or her heirs and his or her legal representatives and, for such purpose, Quipt hereby confirms that it is acting as agent on their behalf.

Amendment, Extension and Waiver

The Arrangement Agreement and, subject to the provisions of the Interim Order, the Final Order and the Plan of Arrangement, the Plan of Arrangement may, at any time and from time to time before or after the holding of the Quipt Meeting, but not later than the Effective Time, be amended by mutual written agreement of the parties to the Arrangement Agreement, without further notice to or authorization on the part of the Quipt Shareholders, and any such amendment may, subject to the Interim Order, the Final Order, the Plan of Arrangement and Law, as applicable, without limitation:

(a)	change the time for performance of any of the obligations or acts of the parties to the Arrangement Agreement;

(b)	waive any inaccuracies or modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

(c)	waive or modify, in whole or in part, any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of the parties to the Arrangement Agreement; and/or

(d)	modify or waive, in whole or in part, any mutual conditions contained in the Arrangement Agreement;

provided, that such amendment does not invalidate any Required Quipt Approval of the Arrangement by the Quipt Shareholders.

Specific Performance

Subject to the terms and conditions of the Arrangement Agreement, Quipt, Parent and Purchaser to injunctive and other equitable relief to prevent breaches (or threatened breaches) of the Arrangement Agreement, and to enforce specifically the terms of the Arrangement Agreement, in addition to any other remedy to which they are entitled at Law or in equity.

Quipt's right to specific performance in connection with enforcing Parent's obligation to cause the Equity Commitment Letter (or any alternative financing) to be funded (whether under the Arrangement Agreement, the Equity Commitment Letter, or both), including by requiring the Purchaser to file one or more lawsuits against the parties to the Equity Commitment Letters, and to seek specific performance, injunctive relief and damages, as applicable to fully enforce such parties' obligations under the Equity Commitment Letters and the Purchaser's rights thereunder, and the Purchaser to consummate the Arrangement and to fund and pay its obligations pursuant to the Arrangement Agreement is subject to the following requirements: (1) all of the conditions applicable to Parent, Purchaser and Quipt's obligations to close the Arrangement and all of the conditions applicable to Parent and Purchaser's obligations to close the Arrangement (as described in the section titled "The Arrangement Agreement—Conditions to the Arrangement") have been satisfied or waived (in writing by Quipt); and (2) Quipt has irrevocably confirmed in writing to the Purchaser that if specific performance is granted and the Equity Commitment Letter (or any alternative financings thereto) are funded, it is ready, willing and able to consummate the Arrangement.

In furtherance of the foregoing, Purchaser shall (a) keep the Equity Commitment Letter in effect, shall not amend, terminate or waive any provision thereof in a manner reasonably expected to impair availability of financing without Quipt's prior written consent (not to be unreasonably withheld, conditioned or delayed), (b) provide Quipt with reasonable current information regarding the status of the financing and promptly notify Quipt of any material adverse development, and (c) comply with its cooperation and efforts obligations in accordance with the Arrangement Agreement, including delivery of all such certificates and other documentation required by the Equity Financing Sources. Quipt and its Affiliates are express third-party beneficiaries of the Equity Commitment Letter and any alternative financing commitments solely to seek specific performance and other equitable relief to cause the funding contemplated thereby.

Governing Law

The Arrangement Agreement is governed by the Laws of the Province of British Columbia and the federal Laws of Canada applicable therein.

DISSENTING SHAREHOLDERS' RIGHTS

The following description of the rights of Dissenting Shareholders is not a comprehensive statement of the procedures to be followed by a Registered Quipt Shareholder who seeks payment of the fair value of such holder's Quipt Shares and is qualified in its entirety by the reference to the full text of the Plan of Arrangement, which is attached to this Proxy Statement as Annex B, the full text of the Interim Order, which is attached to this Proxy Statement as Annex F, and the full text of sections 237 to 247 of the BCBCA, which is attached to this Proxy Statement as Annex E. Such a registered Quipt Shareholder who intends to exercise Dissent Rights should carefully consider and strictly comply with the provisions of sections 237 to 247 of the BCBCA, as modified by the Interim Order and the Plan of Arrangement. It is strongly encouraged that any Registered Quipt Shareholder wishing to dissent seek independent legal advice, as the failure to strictly comply with the provisions of the BCBCA, as modified by the Interim Order and the Plan of Arrangement, may prejudice such Quipt Shareholders' right to dissent. The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein based on the evidence presented at such hearing.

Sections 237 to 247 of the BCBCA provide registered shareholders of a corporation with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The Interim Order will expressly provide Registered Quipt Shareholders with the right to dissent from the Arrangement Resolution pursuant to Sections 237 to 247 of the BCBCA, with modifications to the provisions of Sections 237 to 247 as provided in the Plan of Arrangement and the Interim Order or Final Order. Any Registered Quipt Shareholder for the Quipt Meeting who dissents from the Arrangement Resolution in compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order or the Final Order, will be entitled, in the event the Arrangement becomes effective, to be paid the fair value of the Quipt Shares held by such dissenting shareholder ("Dissenting Shareholder"), provided, that the written notice setting forth the objection of such Registered Quipt Shareholder to the Arrangement contemplated by Section 242 of the BCBCA must be received by Quipt not later than [•] [a.m./p.m.] on [•], 2026. Such fair value shall be the fair value of such shares immediately before the passing of the Arrangement Resolution by the Quipt Shareholders at the Quipt Meeting. Quipt Shareholders are cautioned that fair value may be the same as, more than or less than the Consideration offered under the Arrangement and that the proceeds of disposition received by a Dissenting Shareholder may be treated in a different, and potentially more adverse, manner under Canadian and United States federal income tax Laws than had such shareholder submitted its Quipt Shares to Quipt for the Consideration pursuant to the Plan of Arrangement. If a Dissenting Shareholder fails to comply strictly with the requirements of the dissent rights set out in the Interim Order, it will lose its dissent rights, Quipt will return to the shareholder the certificates representing the dissenting Quipt Shares that were delivered to Quipt, if any, and, if the Arrangement is completed, that Dissenting Shareholder shall be deemed to have participated in the Arrangement on the same terms as a shareholder who did not exercise its dissent rights.

Section 242 of the BCBCA provides that a Dissenting Shareholder may only make a claim under that section with respect to all of the Quipt Shares of a class held by the Dissenting Shareholder on behalf of any one beneficial owner and registered in the Dissenting Shareholder's name. One consequence of this provision is that only a registered holder of Quipt Shares may exercise the dissent rights in respect of Quipt Shares that are registered in that Quipt Shareholder's name.

In many cases, shares beneficially owned by a non-registered Quipt Shareholder are registered either (a) in the name of an intermediary (such as a broker, trust or bank) or (b) in the name of a clearing agency (such as DTC or CDS) of which the intermediary is a participant. Accordingly, a non-registered Quipt Shareholder will not be entitled to exercise its dissent rights directly (unless the Quipt Shares are re-registered in the non-registered Quipt Shareholder's name). A non-registered Quipt Shareholder who wishes to exercise dissent rights should immediately contact the intermediary with whom the non-registered Quipt Shareholder deals in respect of its Quipt Shares and either (i) instruct the intermediary to exercise the dissent rights on the non-registered Quipt Shareholder's behalf (which, if the Quipt Shares are registered in the name of DTC or CDS or another clearing agency, may require that such Quipt Shares first be re-registered in the name of the intermediary), or (ii) instruct the intermediary to re-register such Quipt Shares in the name of the non-registered Quipt Shareholder, in which case the non-registered Quipt Shareholder would be able to exercise the dissent rights directly. In addition, pursuant to Section 238 of the BCBCA and the Interim Order, a Dissenting Shareholder may not exercise dissent rights in respect of only a portion of such Dissenting Shareholder's Quipt Shares but may dissent only with respect to all Quipt Shares held by such Dissenting Shareholder.

The dissent procedures require that a Registered Quipt Shareholder who wishes to dissent must send a written notice of dissent ("Dissent Notice") to Quipt at DLA Piper (Canada) LLP, Suite 2700, 1133 Melville Street, Vancouver, British Columbia V6E 4E5, Attention: Derek J. Bell, or by email at: derek.bell@dlapiper.com at or before [•] [a.m./p.m.] (Vancouver Time) on [•], 2026 (or [•] [a.m./p.m.] (Vancouver Time) on the second (2nd) Business Day immediately preceding any adjourned or postponed Quipt Meeting, and must strictly comply with the dissent procedures).

A vote against the Arrangement Resolution, whether in person or by proxy, shall not constitute a Dissent Notice to the Arrangement Resolution.

The filing of a Dissent Notice does not deprive a Registered Quipt Shareholder of the right to vote at the Quipt Meeting. However, the BCBCA provides, in effect, that a Registered Quipt Shareholder who has submitted a Dissent Notice and who votes (or instructs or is deemed, by submission of an incomplete proxy or otherwise, to have instructed the Quipt Shareholder's proxyholder to vote) in favor of the Arrangement Resolution will no longer be considered a Dissenting Shareholder with respect to the Quipt Shares voted in favor of the Arrangement Resolution, being the Quipt Shares in respect of which the Dissent Notice was made. The BCBCA does not provide, and Quipt will not assume, that a proxy submitted to Quipt instructing the proxyholder to vote against the Arrangement Resolution constitutes a Dissent Notice, but a Registered Quipt Shareholder need not vote its Quipt Shares against the Arrangement Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote in favor of the Arrangement Resolution does not constitute a Dissent Notice. However, any proxy granted by a Registered Quipt Shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Arrangement Resolution, should be validly revoked in order to prevent the proxyholder from voting such Quipt Shares in favor of the Arrangement Resolution and thereby causing the Registered Quipt Shareholder to forfeit its dissent rights. A Dissenting Shareholder, however, may vote as a proxy for a Quipt Shareholder whose proxy required an affirmative vote, without affecting the Dissenting Shareholder's right to exercise its Dissent Rights. See "The Quipt Meeting - Voting and Revocation of Proxies."

The Company is required to notify each Dissenting Shareholder that the Arrangement Resolution has been adopted:

(a)	if the Company intends to act on the authority of the resolution or court order in respect of which the Dissent Notice was sent, promptly after the later of (i) the date on which Quipt forms the intention to proceed, and (ii) the date on which the notice of dissent was received, or

(b)	if the Company has acted on the authority of that resolution or court order, promptly.

Such notice is not required to be sent to any Quipt Shareholder that voted in favor of the Arrangement Resolution or who has withdrawn its Dissent Notice.

A Dissenting Shareholder who has not withdrawn its Dissent Notice prior to the Quipt Meeting must, within twenty (20) days after receipt of notice that the Arrangement Resolution has been approved, or if the Dissenting Shareholder does not receive such notice, within one (1) month after learning that the Arrangement Resolution has been approved, send or deliver to Quipt c/o Computershare Investor Services Inc., 14th Floor, 320 Bay Street, Toronto, Ontario M5H 4A6 (i) a written statement that the Dissenting Shareholder requires Quipt to purchase all of the Quipt Shares (the "Dissenting Common Shares"), (ii) the certificates, if any, representing the Dissenting Common Shares, and (iii) a written statement (a "Demand for Payment") containing such Dissenting Shareholder's name, the number, class and series of the Dissenting Common Shares, and that dissent is being exercised in respect of the Dissenting Common Shares. A Dissenting Shareholder who fails to make a Demand for Payment in the time required, or to send certificates representing Dissenting Common Shares in the time required, has no right to make a claim under Section 244 of the BCBCA.

A Dissenting Shareholder may make an agreement with Quipt for the purchase of such Dissenting Shareholder's Quipt Shares, and in such case, Quipt must either: (i) promptly pay the agreed amount to such Dissenting Shareholder; or (ii) promptly send notice to the Dissenting Shareholder that Quipt is unable lawfully to pay Dissenting Shareholders for their Dissenting Common Shares. See "Insolvency" below.

Absent such an agreement, an application may be made to the Court by Quipt or by a Dissenting Shareholder to fix the fair value of the Dissenting Shareholder's Quipt Shares immediately before the passing of the Arrangement Resolution.

A Dissenting Shareholder is not required to give security for costs in respect of an application and, except in special circumstances, will not be required to pay the costs of the application and appraisal. On the application, the Court will make an order fixing the fair value of the Quipt Shares of all Dissenting Shareholders who are parties to the application, giving judgment in that amount against Quipt and in favour of each of those Dissenting Shareholders, and fixing the time within which Quipt must pay that amount payable to the Dissenting Shareholders. The Court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder calculated from the date on which the Dissenting Shareholder ceases to have any rights as a Quipt Shareholder until the date of payment.

After the Effective Date, the Dissenting Shareholder will cease to have any rights as a Quipt Shareholder other than the right to be paid the fair value of such Dissenting Shareholder's Quipt Shares in the amount agreed to between Quipt and the Dissenting Shareholder or in the amount of the judgment, as the case may be. Until one of these events occurs, the Dissenting Shareholder may withdraw such Dissenting Shareholder's Demand for Payment, or if the Arrangement has not yet become effective, Quipt may abandon the Arrangement, and, in either event, the dissent and appraisal proceedings in respect of that Dissenting Shareholder will be discontinued.

Dissenting Shareholders who ultimately are not entitled, for any reason, to be paid the fair value for their Quipt Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Quipt Shareholder and each such Dissenting Shareholder's Quipt Shares will be deemed to be transferred to Quipt free and clear of any encumbrances and will be deemed to have made the election for Consideration for all such Quipt Shares held by such holder.

Unless otherwise waived by Purchaser, it is a condition to the obligations of Purchaser to complete the Arrangement that holders of not more than 10% of the outstanding Quipt Shares immediately prior to the Effective Time shall have validly exercised Dissent Rights and not withdrawn such exercise in connection with the Arrangement as of the Effective Date.

Insolvency

Quipt must not make a payment to a Dissenting Shareholder under Sections 237 to 247 of the BCBCA if there are reasonable grounds for believing that Quipt is insolvent, or the payment would render Quipt insolvent. In such event, Quipt shall notify each Dissenting Shareholder that it is lawfully unable to pay Dissenting Shareholders for their Quipt Shares in which case the Dissenting Shareholder may, by written notice to Quipt within 30 days after receipt of such notice, withdraw such holder's Demand for Payment, in which case such Dissenting Shareholder shall, in accordance with the Interim Order, be deemed to have participated in the Arrangement as a Quipt Shareholder and to have made the election to receive Consideration. If the Dissenting Shareholder does not withdraw such holder's Demand for Payment such Dissenting Shareholder retains a status as a claimant against Quipt to be paid as soon as Quipt is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of Quipt but prior to its shareholders.

Dissenting Shareholders who duly exercise their Dissent Rights, and who are ultimately entitled to be paid the fair value for their Quipt Shares, will be deemed to have transferred their Quipt Shares as of the Effective Time and without any further act or formality and free and clear of any encumbrances, to Purchaser under the Arrangement in exchange for the right to be paid the fair value of their Quipt Shares by Purchaser. Such Dissenting Shareholders will not be entitled to any other payment or Consideration, including any payment that would be payable under the Arrangement.

For a general summary of certain income tax implications to a Dissenting Shareholder, see "The Arrangement—Material U.S. Federal Income Tax Consequences" and "The Arrangement—Material Canadian Federal Income Tax Consequences."

MARKET PRICE OF QUIPT SHARES

The Quipt Shares trade on Nasdaq under the symbol "QIPT" and on the TSX under the symbol "QIPT". As of [•], 2026 there were [•] Quipt Shares outstanding. The following table sets forth trading information for the Quipt Shares on the Nasdaq for the months indicated:

Nasdaq	High Trading Price		Low Trading Price		Volume
November 2024		$2.81		$2.34	2,883,605
December 2024		$3.16		$2.30	6,113,687
January 2025		$3.27		$2.80	3,103,756
February 2025		$3.20		$2.52	2,690,832
March 2025		$2.63		$2.23	2,776,686
April 2025		$2.34		$1.86	2,756,996
May 2025		$2.25		$1.35	47,829,765
June 2025		$2.21		$1.69	13,881,068
July 2025		$2.34		$1.72	610,1377
August 2025		$2.75		$1.90	16,566,982
September 2025		$2.76		$2.44	6,831,710
October 2025		$2.72		$2.32	8,681,519
November 2025		$2.49		$2.15	3,891,141
December 2025		$3.54		$2.35	23,440,407
January 2026	$	[•]	$	[•]	[•]

The following table sets forth trading information for the Quipt Shares on the TSX for the months indicated, based on intraday trading numbers:

TSX	High Trading Price	Low Trading Price	Volume
November 2024	C$3.92	C$3.28	514,626
December 2024	C$4.50	C$3.32	897,868
January 2025	C$4.75	C$4.03	400,156
February 2025	C$4.71	C$3.56	354,827
March 2025	C$3.78	C$3.20	237,848
April 2025	C$3.29	C$2.68	337,188
May 2025	C$3.11	C$1.90	1,245,405
June 2025	C$3.01	C$2.33	756,302
July 2025	C$3.20	C$2.36	682,395
August 2025	C$3.80	C$2.64	894,745
September 2025	C$3.80	C$3.40	434,959
October 2025	C$3.79	C$3.25	435,049
November 2025	C$3.48	C$3.04	304,517
December 2025	C$4.87	C$3.28	1,573,363
January 2026	C$ [•]	C$ [•]	[•]

The closing sale price of Quipt Shares on the Nasdaq on December 12, 2025, the last trading day prior to the announcement of the Arrangement, was $2.61 per share. The Consideration of $3.65 per share to be paid for each Quipt Share in the Arrangement represents a premium of approximately 39.9% to the Nasdaq closing price on December 12, 2025. The Consideration of $3.65 to be paid for each Quipt Share exceeds Quipt's 52-week-high-price and last three-year-high price and represents a premium of approximately 46% to the 90-calendar-day volume-weighted average price of Quipt Shares on the Nasdaq through December 12, 2025. The closing sale price of Quipt Shares on the TSX on December 12, 2025, the last trading day prior to the announcement of the Arrangement, was C$3.60 per share. The Consideration of $3.65 per Quipt Share to be paid for each Quipt Share in the Arrangement, or C$5.03 based on the Bank of Canada closing exchange rate on December 12, 2025, represents a premium of approximately 39.7% to the TSX closing price on December 12, 2025. You are encouraged to obtain current market quotations for the Quipt Shares in connection with voting your shares. See "Market Price of Quipt Shares".

Risk Factors

The risk factors set forth below are not the only risks of the Company. For additional risks facing the Company, please see Item 1A. "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2025 incorporated by reference herein. See also "Cautionary Note Regarding Forward-Looking Statements".

Risks Related to the Arrangement

Uncertainties associated with the Arrangement could adversely affect our business, results of operations, financial condition, and the trading price of our common stock.

On December 14, 2025, the Company entered into the Arrangement Agreement with the Purchaser and the Parent. At closing, the Quipt Shares will be delisted from the Nasdaq and the TSX, registration of the Quipt Shares under the Exchange Act will be terminated, the Company will cease to file reports with the SEC and the Company will cease to be a reporting issuer in each province and territory of Canada. Completion of the Arrangement is subject to various customary closing conditions and regulatory approvals including the adoption of the Arrangement Agreement by the requisite vote of the Quipt Shareholders. The failure to satisfy these closing conditions could jeopardize or delay the consummation of the Arrangement. The parties to the Arrangement Agreement may not receive the necessary approvals for the transaction or receive them within the expected timeframe. In addition, the Arrangement may fail to close for other reasons.

The pendency of the Arrangement, as well as any delays in the expected timeframe, could cause disruption to our ongoing operations and create uncertainties, any of which could have an adverse effect on our business, results of operations, financial condition, and trading price of the Quipt Shares, regardless of whether the Arrangement is completed. These risks include, but are not limited to:

•	an adverse effect on our relationship with vendors, customers, and employees, including if our vendors, customers, or others attempt to negotiate changes in existing business relationships, consider entering into business relationships with parties other than us, delay or defer decisions concerning their business with us, or terminate their existing business relationships with us during the pendency of the Arrangement;

•	a diversion of a significant amount of management time and resources toward the completion of the Arrangement;

•	being subject to certain restrictions on the conduct of our business; and

•	possibly foregoing certain business opportunities that we might otherwise pursue absent the pending Arrangement.

The adverse effects of the pendency of the Arrangement could be exacerbated by any delays in completion of the Arrangement or by termination of the Arrangement Agreement. Even if successfully completed, there are certain risks to Quipt Shareholders from the Arrangement, including:

•	the per share Consideration is fixed and will not be adjusted for changes in our business, assets, liabilities, prospects, outlook, financial condition, or operating results or in the event of any change in the market price of, analyst estimates of, or projections relating to, the Quipt Shares;

•	the fact that the exchange of shares for cash pursuant to the Arrangement will be a taxable transaction for United States federal income tax purposes; and

•	the fact that, if the Arrangement is completed, Quipt Shareholders will not participate in any future growth potential or benefit from any future increase in the value of the Company.

Failure to complete the Arrangement could adversely affect our business and the market price of our shares.

The closing of the Arrangement may not occur on the expected timeline or at all. The Arrangement Agreement contains certain customary termination rights for the Company and Parent, including (i) if the Arrangement is not consummated on or before the Outside Date, (ii) if the requisite approval of Quipt Shareholders is not obtained at the Quipt Meeting (or any adjournment or postponement thereof), (iii) if the other party breaches its representations, warranties, or covenants in a manner that would cause the conditions to the closing of the transactions contemplated by the Arrangement Agreement to not be satisfied and fails to cure such breach within the applicable cure period, or (iv) if any law, order, or judgment prohibiting the Arrangement has become final and non-appealable. If the Arrangement Agreement is terminated and the Arrangement is not consummated, the price of the Quipt Shares may decline, we may experience negative reactions from the financial markets, including negative stock price impacts, or we may experience negative reactions from our business partners, and you may not recover your investment or receive a price for the Quipt Shares similar to the Consideration offered pursuant to the Arrangement.

In addition, if the Arrangement Agreement is terminated under certain circumstances set forth in the Arrangement Agreement, the Company will be required to pay the Termination Fee. If the Company is required to pay the Termination Fee, such fee, together with costs incurred to execute the Arrangement Agreement and pursue the Arrangement, could have a material adverse effect on the Company's financial condition and results of operations.

We are subject to certain restrictions on the conduct of our business under the terms of the Arrangement Agreement.

The Arrangement Agreement imposes customary operating covenants that restrict certain actions outside the ordinary course of business pending completion of the Arrangement. As a result, we are subject to limitations on our ability to implement strategic, operational, financial and organizational initiatives that we might otherwise pursue, and we may be unable to respond as promptly or effectively to changing business conditions, competitive developments or other opportunities. These restrictions could adversely affect our business, results of operations and prospects.

We and our directors may be subject to litigation challenging the Arrangement, and an unfavorable judgment or ruling in any such lawsuit could prevent or delay the consummation of the Arrangement and/or result in substantial costs.

Putative shareholders complaints, including shareholders class action complaints, and other complaints that may be filed against us, our Board, parties involved in the Arrangement, and others in connection with the transactions contemplated by the Arrangement Agreement may delay or prevent the consummation of the Arrangement. The outcome of any such demands and complaints or any litigation is uncertain, and we may not be successful in defending against these claims. Whether or not any claims are successful, this type of litigation could delay or prevent the Arrangement, divert the attention of our management and employees from our day-to-day business, and otherwise adversely affect our business, results of operations, and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Arrangement, then that injunction may delay or prevent the Arrangement from being completed, which may exacerbate the other risks described herein and adversely affect our business, operating results, and financial condition.

Parent and Purchaser are newly formed entities with no operating history and limited assets, which may limit Quipt Shareholders' and Quipt's practical remedies if Parent or Purchaser fails to perform.

Parent and Purchaser were formed solely for the purpose of effecting the Arrangement and have not conducted any business other than in furtherance of the transactions contemplated by the Arrangement Agreement. Purchaser has no assets other than its rights under the Equity Commitment Letter. As a result, if Parent or Purchaser fails to perform its obligations under the Arrangement Agreement or otherwise fails to consummate the Arrangement, Quipt Shareholders and Quipt may have limited practical recourse against Parent or Purchaser, and any recovery may be limited by the terms of the Arrangement Agreement and the related financing and guarantee arrangements described in this Proxy Statement.

The financing contemplated by the Equity Commitment Letters and any Debt Commitment Letters may not be available when required, and Quipt's ability to compel closing may be limited if the debt financing is not then available.

Although the Arrangement is not conditioned upon Parent's or Purchaser's receipt of financing, Parent and Purchaser expect to fund the aggregate consideration and transaction-related amounts through the equity commitments contemplated by the Equity Commitment Letters and, if required, debt financing pursuant to Debt Commitment Letters. Financing sources may be unable or unwilling to fund on the expected timeline or at all due to a variety of factors, including satisfaction (or non-satisfaction) of conditions to funding and market conditions. In addition, as described in this Proxy Statement, Quipt may be unable to seek specific performance to require Parent and Purchaser to consummate the Arrangement if the debt financing is not then available. If the contemplated financing is not available when needed, and Quipt's remedies are limited as described, the Arrangement could be delayed or may not be completed, and Quipt Shareholders may not receive the Consideration.

The limitations on Quipt's ability to solicit or engage with third parties after the go-shop period, together with the Termination Fee and expense reimbursement obligations in certain circumstances, may discourage competing proposals and reduce the likelihood that Quipt Shareholders will receive a transaction with greater value.

The Arrangement Agreement limits Quipt's ability to solicit additional acquisition proposals from third parties after the end of the go-shop period, subject to the fiduciary-out provisions described in this Proxy Statement. In addition, if the Arrangement Agreement is terminated in certain circumstances, Quipt may be required to pay a Termination Fee to (or as directed by) Parent and/or reimburse Parent for certain expenses. These provisions could discourage third parties from making competing proposals, including proposals that could be more favorable to Quipt Shareholders than the Arrangement, or could deter Quipt from supporting or entering into an alternative transaction. As a result, Quipt Shareholders may be less likely to receive a proposal that provides greater value than the Consideration.

Since the Consideration will be paid in U.S. dollars, fluctuations in the U.S. dollar/Canadian dollar exchange rate may reduce the Canadian dollar value of the Consideration received by Canadian shareholders.

The Consideration is payable in U.S. dollars. Accordingly, the Canadian dollar value of the Consideration that Canadian shareholders ultimately receive will be affected by the exchange rate between the U.S. dollar and the Canadian dollar, which may fluctuate significantly prior to the Effective Date. While the Proxy Statement describes circumstances in which certain holders may elect to receive Canadian dollars, such election may not eliminate exchange rate risk prior to the Effective Date. As a result, Canadian shareholders cannot be certain of the Canadian dollar value of the Consideration they will receive.

The receipt of the Consideration is expected to be taxable for U.S. and Canadian income tax purposes.

The receipt of cash in exchange for Quipt Shares pursuant to the Arrangement is expected to be taxable for U.S. federal income tax purposes and Canadian federal income tax purposes. The tax consequences to any particular Quipt Shareholder will depend on that holder's individual circumstances, including the holder's tax residence, whether the holder holds Quipt Shares as capital property, the holder's adjusted tax basis in the Quipt Shares, and applicable holding period and other considerations. Quipt Shareholders are urged to consult their own tax advisors regarding the particular tax consequences of the Arrangement to them.

Quipt's directors and executive officers may have interests in the Arrangement that are different from, or in addition to, those of other Quipt Shareholders.

In considering the Arrangement, Quipt Shareholders should be aware that Quipt's directors and executive officers may have interests in the Arrangement that are different from, or in addition to, the interests of other Quipt Shareholders. These interests include, among other things, benefits and arrangements described in this Proxy Statement in connection with the Arrangement, including the treatment of equity awards and certain potential compensation-related arrangements, as well as ongoing indemnification and insurance arrangements.

DIVIDENDS

We have never declared or paid any dividends on our Quipt Shares. We intend, for the foreseeable future, to retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. The Arrangement Agreement provides that we will not, and will not permit any of our Subsidiaries to, directly or indirectly, make or pay any dividends or other distribution until the consummation of the Arrangement. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our Subsidiaries incur. Should the Arrangement not be completed, Quipt anticipates that it will retain future cash, if any, to finance the Company's business activities and does not anticipate declaring or paying any cash dividends in the foreseeable future. The payment of future dividends, if any, would be at the discretion of the Board and would depend upon, among other things, conditions then existing including earnings, financial conditions, cash on hand, financial requirements to fund business activities, development and growth, and other factors that the Board may consider appropriate in the circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Quipt Shares as of January 12, 2026, for: (1) each shareholder known by us to be the beneficial owner of more than 5% of our Quipt Shares based solely on our review of the statement of beneficial ownership filed by these Persons/entities with the SEC; (2) each of our directors; (3) each NEO; and (4) all directors and executive officers as a group. None of these Quipt Shares are pledged as security.

The percentage of shares beneficially owned is based on 44,027,472 Quipt Shares outstanding as of January 12, 2026. Beneficial ownership is determined under the rules of the SEC and generally includes any shares over which a Person exercises sole or shared voting or investment power. Unless otherwise indicated, the Persons and entities named below have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property Laws where applicable. Unless otherwise indicated, the address for each listed shareholder is c/o Quipt Home Medical Corp., 1019 Town Drive, Wilder, Kentucky 41076.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Quipt Shares Outstanding(2)
Named Executive Officers
Gregory Crawford	4,080,528 (3)	9.2%
Hardik Mehta	1,096,078 (4)	2.5%
Thomas Roehrig	231,750 (5)	*
Non-Employee Directors
Mark Greenberg	884,879 (6)	2.0%
Kevin Carter	180,925 (7)	*
Brian Wessel	250,037 (8)	*
All directors and executive officers as a group (9 persons)	6,970,160	15.2%
5% Shareholders
Forager Fund, L.P. 2025 3rd Avenue North, Suite 350 Birmingham, AL 35203	4,199,562 (9)	9.5%
Claret Asset Management Corporation 900 de Maisonneuve O., Suite 1900 Montreal, Quebec, Canada H3A 0A8	4,470,799 (10)	10.2%
Lakeview Opportunity Fund LLC 444 W Lake St., Suite 1900 Chicago, IL 60606	3,465,178 (11)	7.9%

*Represents less than 1% of Quipt Shares outstanding.

(1)	Beneficial ownership of Quipt Shares has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of Quipt.

(2)	Based on 44,027,472 Quipt Shares issued and outstanding on January 12, 2026.

(3)	Includes 22,500 Quipt Shares held by his spouse and over which Mr. Crawford exercises control and direction and 1,216,832 Quipt Shares held by a family trust over which Mr. Crawford exercises partial control and direction. In addition, includes 75,000 Quipt Shares issuable upon the exercise of options that are vested or will vest within 60 days, and 374,750 Quipt Shares issuable on or before March 15, 2026 pursuant to Quipt RSUs that vested in the 2025 calendar year.

(4)	Includes 884,199 Quipt Shares held by a family trust over which Mr. Mehta exercises partial control and direction. In addition, includes 60,000 Quipt Shares issuable upon the exercise of options that are vested or will vest within 60 days, and 151,879 Quipt Shares issuable on or before March 15, 2026 pursuant to Quipt RSUs that vested in the 2025 calendar year.

(5)	Includes 127,500 Quipt Shares issuable upon the exercise of options that are vested or will vest within 60 days, and 49,125 Quipt Shares issuable on or before March 15, 2026 pursuant to Quipt RSUs that vested in the 2025 calendar year.

(6)	Includes 488,750 Quipt Shares issuable upon the exercise of options that are vested or will vest within 60 days, and 102,439 Quipt Shares issuable on or before March 15, 2026 pursuant to Quipt RSUs that vested in the 2025 calendar year.

(7)	Includes 5,625 Quipt Shares issuable upon the exercise of options that are vested or will vest within 60 days, and 82,800 Quipt Shares issuable on or before March 15, 2026 pursuant to Quipt RSUs that vested in the 2025 calendar year.

(8)	Includes 75,000 Quipt Shares issuable upon the exercise of options that are vested or will vest within 60 days, and 76,162 Quipt Shares issuable on or before March 15, 2026 pursuant to Quipt RSUs that vested in the 2025 calendar year.

(9)	Based solely on Schedule 13D/A filed on December 16, 2025, Forager is the general partner of the Forager Fund. Edward Kissel and Robert MacArthur are the managing partners of Forager. In such capacity, each of Forager, Mr. Kissel, and Mr. MacArthur exercise voting and investment power with respect to the shares held by the Forager Fund and may be deemed to be a beneficial owner of these shares. The amount of beneficial shares owned in the table reflect the following:

(# of Shares)	Edward Kissel	Robert MacArthur	Forager Capital Management, LLC
Sole voting power	-	-	4,199,562
Shared voting power	4,199,562	4,199,562	-
Sole investment power	-	-	4,199,562
Shared investment power	4,199,562	4,199,562	-

(10)	Based solely on a Schedule 13G/A filed with the SEC by Claret Asset Management Corporation on February 4, 2025.

(11)	Based solely on a Schedule 13D filed on November 7, 2025, Lakeview Opportunity Fund GP, LLC ("Lakeview GP") is the managing member of Lakeview Opportunity Fund LLC ("Lakeview LLC") and LIG Fund Management, LLC ("Lakeview Management") is the investment manager of Lakeview LLC. Ari B. Levy is the manager of Lakeview GP and Lakeview Management. In such capacity, each of Lakeview GP, Lakeview Management and Mr. Levy exercise voting and investment power with respect to the shares held by Lakeview LLC and may be deemed to be a beneficial owner of these shares. The amount of beneficial shares owned in the table reflect the following:

(# of Shares)	Lakeview Opportunity Fund, LLC	Lakeview Opportunity Fund GP, LLC	LIG Fund Management, LLC	Ari B. Levy
Sole voting power	-	-	-	-
Shared voting power	3,465,178	3,465,178	3,465,178	3,465,178
Sole investment power	-	-	-	-
Shared investment power	3,465,178	3,465,178	3,465,178	3,465,178

For the purpose of this table, which contains information that is also included in our Annual Report on Form 10-K filing for the year ended September 30, 2025, the term "executive officer" has the meaning ascribed to it under Rule 405 promulgated under the U.S. Securities Act, and the term "named executive officer" or NEO, has the meaning ascribed to it under Item 403(a)(3) of Regulation S-K promulgated under the 1933 Act. The information with respect to beneficial ownership of our directors, NEOs and executive officers is based upon information furnished by each director, NEO or executive officer or information contained in insider reports made with the Canadian Securities Administrators.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of the Company included in the Annual Report on Form 10-K for the year ended September 30, 2025, incorporated by reference in this Proxy Statement, have been audited by BDO USA, P.C., an independent registered public accounting firm, as stated in their report appearing in such Annual Report on Form 10-K.

OTHER MATTERS

Other Matters for Action at the Quipt Meeting

As of the date of this Proxy Statement, the Board knows of no matters that will be presented for consideration at the Quipt Meeting other than as described in this Proxy Statement.

Adjournments or Postponements of the Quipt Meeting

Subject to the terms of the Arrangement Agreement, the Quipt Meeting may be adjourned or postponed from time to time by the Chair of the Quipt Meeting to another hour, date or place. Under our Articles, if the Quipt Meeting is adjourned for less than thirty (30) days, it is not necessary to give notice of the adjourned meeting. If the Quipt Meeting is adjourned by thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

Future Shareholder Proposals

If the Arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders. However, if the Arrangement is not completed, we expect to hold a 2026 annual meeting of shareholders. The BCBCA and Rule 14a-8 ("Rule 14a-8") promulgated under the Exchange Act provide that, in certain circumstances, eligible shareholders are entitled to submit to the Company notice of a matter to be eligible to be considered for inclusion in the Company's proxy materials for an annual meeting of shareholders The final date by which we had to receive such a proposal in connection with our next annual meeting of shareholders (subsequent to this meeting), (i) if submitted pursuant to the BCBCA, was December 17, 2025, and (ii) if submitted pursuant to Rule 14a-8, was September 30, 2025; however, if we change the date of our next annual meeting by more than 30 days from the anniversary of the 2025 Annual Meeting, shareholder proposals submitted pursuant to Rule 14a-8 must be received a reasonable time before we begin to print and mail the proxy materials for our next annual meeting in order to be considered for inclusion in the proxy materials. The final date by which we had to receive a shareholder proposal to be eligible to be considered for inclusion in the proxy materials for our next annual meeting outside of the processes of Rule 14a-8, and because the advanced notice provisions in our Articles do not establish a process for submitting shareholder proposals, was December 14, 2025; however, if we change the date of our next annual meeting by more than 30 days from the anniversary of the 2025 Annual Meeting, such shareholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for our next annual meeting in order to be considered for inclusion in the proxy materials.

Part 5, Division 7, of the BCBCA sets forth the procedure by which a person who: (i) is a registered owner or beneficial owner of one or more shares of the Company that carry the right to vote at general meetings; and (ii) has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two (2) years before the date of the signing of the proposal, may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of the Company. The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be: (i) supported in writing by holders of shares that, in the aggregate, either (a) constitute at least one percent (1%) of the issued shares of the Company that carry the right to vote at general meetings; or (b) have a fair market value in excess of the prescribed amount; (ii) accompanied by a declaration containing certain prescribed information; and (iii) submitted to the registered office of the Company at least three (3) months before the anniversary of the Company's last annual general meeting.

Further, the advance notice provisions in our Articles provides that a shareholder seeking to nominate a candidate for election as a director at our next annual meeting of the shareholders, must give timely notice thereof not less than 30 days and no more than 65 days prior to the date of our next annual meeting; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the 10th day following the Notice Date.

In addition to satisfying the advance notice requirements under our Articles, to comply with the SEC's universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees for the next annual meeting must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 16, 2026; provided, however, if the date of the next annual meeting changes by more than 30 days from the anniversary of the 2025 Annual Meeting, then such notice must be provided by the later of 60 days prior to the date of the next annual meeting or the 10th day following the day on which the first public announcement of the date of the annual meeting is made.

Householding of Quipt Meeting Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing an address by delivering a single proxy statement, as applicable, addressed to those shareholders, unless contrary instructions have been received. This procedure, which is commonly referred to as "householding," reduces the amount of duplicate information that shareholders receive and lowers printing and mailing costs for companies.

Certain brokerage firms may have instituted householding for non-registered owners of our Quipt Shares held through brokerage firms. If your family has multiple accounts holding our Quipt Shares, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or Quipt at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing to: [•].

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, to the knowledge of the directors and senior officers of Quipt as at the date hereof, no informed person (as defined in applicable Canadian Securities Laws) of Quipt, any proposed director of Quipt, or any associate or affiliate of the foregoing, has had any material interest, direct or indirect, in any transaction, or proposed transaction, since the commencement of the most recently completed financial year of Quipt, that has materially affected or would materially affect Quipt.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC and the Canadian securities commissions. You can obtain copies from the SEC or SEDAR+, through the SEC's or the SEDAR+ websites at the addresses indicated above, or from Quipt by requesting them in writing at the following address:

By Mail:

Quipt Home Medical Corp.

1019 Town Drive

Wilder, Kentucky 41076

Attention: Corporate Secretary

By E-mail: investorinfo@myquipt.com

A copy of the Annual Report on Form 10-K for the year ended September 30, 2025 is available, including the financial statements and the financial statement schedules, if any, but not including exhibits, at no charge to a Quipt Shareholder upon the written request of such Person addressed by mail to 1019 Town Drive, Wilder, Kentucky 41076, Attention: Corporate Secretary, or by email to investorinfo@myquipt.com. In addition, a copy of the Annual Report on Form 10-K for the year ended September 30, 2025 has been filed under Quipt's profile on SEDAR+ at www.sedarplus.com and is available on Quipt's website at https://quipthomemedical.com/sec-filings/.

Additional information relating to Quipt is also available on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov, copies of which may be obtained from Quipt upon request. Quipt may require the payment of a reasonable charge if the request is made by a Person who is not a Quipt Shareholder.

Statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that Contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate by reference the documents listed below and any documents we may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, after the date of this Proxy Statement and before the Quipt Meeting:

Quipt Filing	Period/Date of Filing

Annual Report on Form 10-K	Year ended September 30, 2025, filed as of December 15, 2025

Current Reports on Form 8-K	Filed as of December 15, 2025 (solely with respect to Item 1.01) and January 6, 2026

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, and any other information which is furnished, but not filed with the SEC, is not incorporated by reference in this Proxy Statement.

You may request a copy of the documents incorporated by reference into this Proxy Statement, excluding certain exhibits, by writing to or telephoning us. Requests for documents should be addressed by mail to 1019 Town Drive, Wilder, Kentucky 41076, Attention: Corporate Secretary, or by email to investorinfo@myquipt.com. If you would like to request documents from us, please do so at least five (5) Business Days before the date of the Quipt Meeting in order to receive timely delivery of those documents prior to the Quipt Meeting.

This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote your Quipt Shares at the Quipt Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated [•], 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to shareholders does not create any implication to the contrary.

APPROVAL OF PROXY STATEMENT BY DIRECTORS

The undersigned hereby certifies that the contents and the sending of this Proxy Statement have been approved by the Board.

DATED as of [•], 2026

BY ORDER OF THE BOARD OF DIRECTORS

By:
Name: Gregory Crawford
Title: Chief Executive Officer

ANNEX A

Arrangement Resolution

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(1)	The arrangement (the “Arrangement”) under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Quipt Home Medical Corp. (“Quipt”), all as more particularly described and set forth in the Management Information Circular (the “Circular”) of Quipt dated [♦] accompanying the notice of this meeting (as the Arrangement may be duly modified or amended in accordance with its terms) and all transactions contemplated thereby, is hereby authorized, approved and adopted;

(2)	The plan of arrangement, as it may be or has been duly amended (the “Plan of Arrangement”), involving Quipt and implementing the Arrangement, the full text of which is set out in Appendix [♦] to the Circular (as the Plan of Arrangement may be, or may have been, duly modified or amended in accordance with its terms), is hereby approved and adopted;

(3)	The arrangement agreement (the “Arrangement Agreement”) between Quipt, Parent and Purchaser, dated December 14, 2025 and all transactions contemplated therein, the actions of the directors of Quipt in approving the Arrangement and the actions of the officers of Quipt in executing and delivering the Arrangement Agreement and any amendments thereto and causing the performance by Quipt of its obligations thereunder are hereby ratified and approved;

(4)	Quipt is authorized and directed to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement;

(5)	Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of Quipt or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of Quipt are hereby authorized and empowered, without further notice to, or approval of, the common shareholders of Quipt:

(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement and the Plan of Arrangement; or

(b)	subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

(6)	Any director or officer of Quipt is hereby authorized and directed for and on behalf of Quipt to execute, whether under corporate seal of the Company or otherwise, and deliver any and all documents that are required to be filed under the BCBCA in connection with the Arrangement Agreement or the Plan of Arrangement; and

(7)	Any one or more directors or officers of Quipt is hereby authorized, for and on behalf and in the name of Quipt, to execute and deliver whether under corporate seal of the company or otherwise all such agreements, forms, waivers, notices, certificate, confirmations and other documents and instruments, and to do or cause to be done all such other acts and things, as in the opinion of such director or officer may be necessary, desirable or useful for the purpose of giving effect to these resolutions, the Arrangement Agreement and the completion of the Plan of Arrangement in accordance with the terms of the Arrangement Agreement, including:

(a)	all actions required to be taken by or on behalf of Quipt, and all necessary filings and obtaining the necessary approvals, consents and acceptances of appropriate regulatory authorities; and

(b)	the signing of the certificates, consents and other documents or declarations required under the Arrangement Agreement or otherwise to be entered into by Quipt;

such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

ANNEX B

Plan of Arrangement

B-1

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1
INTERPRETATION

Section 1.1            Definitions.

(1)	In this Plan of Arrangement, any capitalized term used herein and not defined in this Section 1.1 will have the meaning ascribed thereto in the Arrangement Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement will have the meanings hereinafter set out:

“Arrangement” means the arrangement under Part 9, Division 5 of the BCBCA as described herein, subject to any amendments or supplements thereto made in accordance with the Arrangement Agreement and the provisions hereof or made at the direction of the Court in the Final Order with the prior written consent of Quipt and Purchaser, each acting reasonably;

“Arrangement Agreement” means the agreement made as of December 14, 2025, among Quipt, Purchaser and Parent, together with the Schedules attached thereto, and the Quipt Disclosure Letter, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof;

“Arrangement Resolution” means the special resolution of the Quipt Shareholders approving the Arrangement and presented at the Quipt Meeting substantially in the form set forth in Schedule B to the Arrangement Agreement;

“Business Day” means a day which is not a Saturday, a Sunday or a civic or statutory holiday in Vancouver, British Columbia or a federal holiday in the United States on which banks are required or authorized to close;

“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“Consideration” means the consideration to be received by the Quipt Shareholders pursuant to the Arrangement as consideration for their Quipt Shares, consisting of $[♦] for each one (1) Quipt Share;

“Court” means the Supreme Court of British Columbia;

“Depositary” means Computershare Investor Services Inc., or any other trust company, bank or other financial institution agreed to in writing by Quipt and Purchaser for the purpose of, among other things, exchanging certificates representing Quipt Shares for the Consideration in connection with the Arrangement;

“Dissent Procedures” has the meaning ascribed thereto in Section 4.1(1);

B-2

“Dissent Rights” means the rights of dissent exercisable by registered Quipt Shareholders in respect of the Arrangement described in Section 4.1(1) hereto;

“Dissenting Shares” has the meaning ascribed thereto in Section 4.1(2);

“Effective Date” means the date upon which the Arrangement becomes effective as set out in Section 2.9 of the Arrangement Agreement;

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time on the Effective Date as the Parties agree to in writing before the Effective Date;

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in a form acceptable to Quipt and Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of Quipt and Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided, that any such amendment is acceptable to both Quipt and Purchaser, each acting reasonably) on appeal;

“Governmental Entity” means (a) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (b) any subdivision or authority of any of the above, (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (d) any stock exchange;

“Interim Order” means the interim order of the Court made pursuant to Section 291 of the BCBCA, in a form acceptable to Quipt and Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Quipt Meeting, as such order may be amended by the Court (with the consent of Quipt and Purchaser, each acting reasonably);

“Law” means, with respect to any Person, any and all laws (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended and the term “applicable” with respect to such Laws and in a context that refers to a Party, means such Laws as are applicable to such Party and/or its Subsidiaries or their business, undertaking, property or securities;

“Lien” means any mortgage, hypothec, pledge, assignment, charge, lien, claim, security interest, statutory or deemed trust, adverse interest, other third person interest or encumbrance of any kind, whether contingent or absolute and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

“Parent” means REM Aggregator, LLC, a Delaware limited liability company;

“Parties” means Quipt and Purchaser;

“Person” includes any individual, firm, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

B-3

“Plan of Arrangement” means this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the Arrangement Agreement and the terms of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of Quipt and Purchaser, each acting reasonably;

“Purchaser” means Purchaser, a company existing under the laws of BCBCA;

“Quipt” or “Company” means Quipt Home Medical Corp., a company existing under the BCBCA;

“Quipt Circular” means the notice of the Quipt Meeting and accompanying management information circular, including all schedules, appendices and exhibits thereto, and information incorporated by reference in such management information circular, to be sent to the Quipt Shareholders, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Arrangement Agreement and Interim Order;

“Quipt Meeting” means the special meeting of Quipt Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Quipt Circular;

“Quipt Options” means the outstanding options to purchase Quipt Shares granted pursuant to the Quipt Share Compensation Plan;

“Quipt Optionholders” means the holder of Quipt Options;

“Quipt RSUs” means the restricted share units of Quipt issued pursuant to the Quipt Share Compensation Plan;

“Quipt Securityholders” means, collectively, the Quipt Shareholders, the Quipt Optionholders and the holders of Quipt RSUs, in each case prior to the Effective Time;

“Quipt Share Compensation Plan” means, collectively, the Quipt 2024 Equity Incentive Plan together with the Predecessor Plans;

“Quipt Shareholders” means the registered or beneficial holders of the Quipt Shares, as the context requires, except that with respect to Dissent Rights, Quipt Shareholders refers only to registered holders of the Quipt Shares;

“Quipt Shares” means the common shares in the capital of Quipt which Quipt is presently authorized to issue, which, for greater certainty, shall include any common shares issued prior to the Effective Time, including upon vesting and settlement of the Quipt RSUs, or the exercise of Quipt Options outstanding from time to time;

“Released Parties” means Parent, Purchaser, Quipt and its Subsidiaries and their respective present and former directors, officers, employees, auditors, financial advisors and legal counsel.

“Subsidiary” has the meaning given such term in the Arrangement Agreement;

B-4

“Transmittal Letter” means the letter of transmittal to be sent by Quipt to Quipt Shareholders for use by Quipt Shareholders in connection with the Arrangement;

“Tax Act” means the Income Tax Act (Canada) as amended from time to time; and

“Tax” or “Taxes” means (a) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, employer health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions (including Canada Pension Plan); (b) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;

(2)	Interpretation Not Affected by Headings. The headings contained in this Plan of Arrangement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplementary or ancillary hereto.

(3)	Date for any Action. If the date on which any action is required to be taken hereunder is not a Business Day, that action will be required to be taken on the next succeeding day which is a Business Day.

(4)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(5)	References to Persons and Statutes. A reference to a Person includes any successor to that Person. Any reference to a statute or to a rule of a self-regulatory organization, including any stock exchange, refers to such statute or rule, and all rules and regulations, administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(6)	Currency. All references to dollars or to $ are references to United States dollars, unless otherwise specified. In the event that any amounts are required to be converted from United States dollars to lawful money of Canada or vice versa, such amounts shall be converted using the most recent closing exchange rate of the Bank of Canada available before the relevant calculation date.

B-5

(7)	Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 5:00 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 5:00 p.m. on the next Business Day if the last day of the period is not a Business Day.

(8)	Time References. References to time are to local time in Vancouver, British Columbia.

(9)	Certain Phrases, etc. The words “including”, “includes” and “include” mean “including (or includes or include) without limitation” and references to “Article” or “Section” followed by a number or letter mean and refer to the specified Article or Section of this Plan of Arrangement.

Article 2
ARRANGEMENT AGREEMENT; EFFECTIVENESS

Section 2.1            Effectiveness.

(1)	This Plan of Arrangement and the Arrangement are made pursuant to and subject to the provisions of the Arrangement Agreement except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

(2)	This Plan of Arrangement and the Arrangement will become effective as at the Effective Time and will become effective and be binding from and after the Effective Time upon Quipt, the Purchaser, the Quipt Securityholders (including Quipt Shareholders who have exercised and not withdrawn Dissent Rights), the Depositary, the registrar and transfer agent of Quipt and all other Persons, without any further authorization, act or formality on the part of any Person.

(3)	As at and from the Effective Time:

(a)	Quipt will be a wholly-owned Subsidiary of Purchaser;

(b)	the rights of creditors against the property and interests of Quipt will be unimpaired by the Arrangement; and

(c)	Quipt Shareholders, other than Quipt Shareholders who have validly exercised and not withdrawn Dissent Rights, will have the right to receive the Consideration for each Quipt Share held immediately prior to the Effective Time, as provided by this Plan of Arrangement.

Article 3
THE ARRANGEMENT

Section 3.1            Arrangement.

(1)	At the Effective Time each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, unless stated otherwise, effective as at one minute intervals starting at the Effective Time:

(a)	simultaneously:

(i)	in accordance with the provisions of the Quipt Share Compensation Plan each Quipt Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall be deemed to be unconditionally vested and exercisable and such Quipt Option shall, without any further action by or on behalf of a holder of Quipt Options, be deemed to be surrendered and transferred by such holder to Quipt in exchange for a cash payment (net of applicable withholdings pursuant to Section 7.1) from Quipt equal to the amount (if any) by which the Consideration for each Quipt Share exceeds the exercise price (as converted to U.S. dollars based on the Bank of Canada daily exchange rate published on the Business Day immediately prior to the Effective Date) of such Quipt Option (the “In-The Money Amount”) and each such Quipt Option shall be immediately cancelled (for greater certainty, where the In-The Money Amount is zero or negative, such Quipt Option shall be cancelled without any consideration or payment therefor and neither Quipt nor the Purchaser shall be obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option);

B-6

(ii)	in accordance with the provisions of the Quipt Share Compensation Plan each Quipt RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, without any further action by or on behalf of the holder of such Quipt RSU, be deemed to be transferred by such holder to Quipt in exchange for a cash payment (net of applicable withholdings pursuant to Section 7.1) from Quipt equal to the Consideration for each Quipt Share and each such RSU shall be immediately cancelled;

and, with respect to each Quipt Option and Quipt RSU that is surrendered or transferred pursuant to this Section 3.1(1)(1), as of the Effective Time: (A) the holder thereof shall cease to be the holder of such security, (B) the holder thereof shall cease to have any rights as a holder under any Quipt Share Compensation Plan, as applicable, other than the right to receive the consideration to which such holder is entitled pursuant to this Section 3.1(1)(1), (C) such holder’s name shall be removed from the applicable central securities register, (D) all agreements, grants and similar instruments relating thereto shall be cancelled and of no further force or effect and free and clear of any Liens, and (E) neither Quipt nor the Purchaser shall have any liability with respect to such Quipt Option or Quipt RSU (or any liability to any holder or former holder thereof) other than with respect to the payment of the cash consideration that the holder thereof is entitled to receive pursuant to this Section 3.1(1)(a);

(b)	each Dissenting Share outstanding immediately prior to the Effective Time in respect of which Dissent Rights have been validly exercised and not withdrawn will be deemed to have been transferred without any further act or formality to Quipt for cancellation, free and clear of any Liens, and the holder of such Dissenting Share will cease to be the registered or beneficial holder of such Dissenting Share and will cease to have any rights as a registered or beneficial holder of such Dissenting Share other than the right to be paid by Quipt, out of its separate assets, the fair value for such Dissenting Share as set out in Article 4 (net of applicable withholdings pursuant to Section 7.1), and such Quipt Shareholder’s name will be removed as the registered holder of such Dissenting Share from the central securities register of Quipt Shares maintained by or on behalf of Quipt, and Quipt will be deemed to be the transferee of such Dissenting Share, free and clear of any Liens, and such Dissenting Share will thereupon be cancelled and returned to treasury of Quipt; and

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(c)	each issued and outstanding Quipt Share (other than any Dissenting Shares in respect of which the Quipt Shareholder has validly exercised (and not withdrawn) its Dissent Right) will be transferred to, and acquired by Purchaser, without any act or formality on the part of the holder of such Quipt Share or Purchaser, free and clear of all Liens, in exchange for the Consideration (provided, that if the aggregate cash amount which a holder of Quipt Shares is entitled to receive pursuant to this Plan of Arrangement would otherwise include a fraction of $0.01, then the aggregate cash amount to which such holder shall be entitled to receive shall be rounded to the nearest whole $0.01) and the name of such Quipt Shareholder will be removed from the central securities register of Quipt Shares as the holder thereof and Purchaser will be recorded in the central securities register of Quipt Shares as the registered holder of such Quipt Share so transferred and will be deemed to be the legal and beneficial owner thereof.

The exchanges and cancellations provided for in this Section 3.1 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

Article 4
RIGHTS OF DISSENT

Section 4.1            Dissent Rights.

(1)	Pursuant to the Interim Order, registered holders of Quipt Shares may exercise rights of dissent (the “Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in sections 237 to 247 of the BCBCA, all as modified by this Article 4 as the same may be modified by the Interim Order or the Final Order in respect of the Arrangement (collectively, the “Dissent Procedures”); provided, that the written notice setting forth the objection of such registered Quipt Shareholder to the Arrangement contemplated by Section 242 of the BCBCA must be received by Quipt not later than 5:00 p.m. on the Business Day that is two (2) Business Days before the Quipt Meeting.

(2)	Quipt Shareholders who duly and validly exercise Dissent Rights with respect to their Quipt Shares (“Dissenting Shares”) and who:

(a)	are ultimately entitled to be paid fair value for their Dissenting Shares, which fair value shall be the fair value of such shares immediately before the passing of the Arrangement Resolution by the Quipt Shareholders at the Quipt Meeting, will be deemed to have transferred their Dissenting Shares to Quipt under Section 3.1(1)(b) and shall be paid an amount equal to such fair value (net of applicable withholdings pursuant to Section 7.1) by Quipt out of its separate assets; or

(b)	are ultimately not entitled for any reason to be paid fair value for their Dissenting Shares, will be deemed to have participated in the Arrangement on the same basis as a Quipt Shareholder who has not exercised Dissent Rights and will receive only the Consideration on the same basis as every other Quipt Shareholder who has not exercised Dissent Rights;

but in no case will Quipt or Purchaser or any other Person be required to recognize such former holder of Quipt Shares as holding Quipt Shares after the time that is immediately prior to the Effective Time and the names of such former holders of Dissenting Shares shall be deleted from the central securities register of the Quipt Shares as Quipt Shareholders as of the Effective Time. In addition to any other restrictions under the Dissent Procedures of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Quipt Shareholders who vote or have instructed a proxyholder to vote such Quipt Shares in favour of the Arrangement Resolution (but only in respect of such Quipt Shares) and (ii) holders of Quipt Options and Quipt RSUs.

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Article 5
DELIVERY OF CONSIDERATION

Section 5.1            Payment of Consideration.

(1)	At or before the Effective Time, Purchaser shall deposit or cause to be deposited with the Depositary: (i) for the benefit of and to be held on behalf of the Quipt Shareholders entitled to receive cash pursuant to this Plan of Arrangement, the aggregate Consideration required for the payments in respect of the Quipt Shares in accordance with Section 3.1(1)(c) hereof, for distribution to such Quipt Shareholders in accordance with the provisions of this Article 5, and (ii) for the benefit of and to be held on behalf of the holders of Quipt Options and Quipt RSUs, the aggregate cash amount required for the payments in respect of the Quipt Options and Quipt RSUs pursuant to Section 3.1(1) hereof.

(2)	After the Effective Time, upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Quipt Shares (if any), together with a duly completed and executed Transmittal Letter and such additional documents and instruments as the Depositary may reasonably require, the Depositary shall deliver to the applicable Quipt Shareholder, as soon as practicable (less any amounts withheld pursuant to Section 7.1), a cheque (or other form of immediately available funds) representing the aggregate Consideration that such Quipt Shareholder is entitled to receive under the Arrangement. For greater certainty, a Quipt Shareholder shall not be required to surrender to the Depositary any direct registration statement advise (a “DRS Advice”) which immediately prior to the Effective Time represented outstanding Quipt Shares with his, her or its duly completed Transmittal Letter in order to be entitled to the Consideration for such Quipt Shares represented by DRS Advice that such Quipt Shareholder is entitled to receive under the Arrangement.

(3)	As soon as practicable after the Effective Time, Quipt shall deliver to each holder of Quipt Options and Quipt RSUs (as reflected on the register maintained by or on behalf of Quipt in respect of the Quipt Options and Quipt RSUs) that is subject to this Plan of Arrangement, as applicable (less any amounts withheld pursuant to Section 7.1), the cash consideration that such holder is entitled to receive under the Arrangement, as applicable either (i) pursuant to the normal payroll practices and procedures of Quipt, or (ii) in the event that payment pursuant to the normal payroll practices and procedures of Quipt is not practicable for any such holder, by cheque, wire transfer or other form of immediately available funds delivered to such holder of Quipt Options and Quipt RSUs, as applicable, as reflected on the registers maintained by or on behalf of Quipt in respect of holder of Quipt Options and Quipt RSUs immediately prior to the Effective Time.

(4)	After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(2), each certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Quipt Shares shall be deemed at all times to represent only the right to receive upon surrender of such certificate or DRS Advice the Consideration as contemplated in Section 5.1(2).

(5)	Any certificate which immediately prior to the Effective Time formerly represented outstanding Quipt Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Quipt Shareholder of any kind or nature whatsoever against or in Quipt or Purchaser on the sixth anniversary of the Effective Date and, on such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered to Purchaser or its successor and shall be paid over by the Depositary to Purchaser or its successor or as directed by Purchaser or its successor and such certificate shall be deemed to have been surrendered to Purchaser or its successor and will be cancelled. Neither Quipt nor Purchaser, or any of their respective successors, will be liable to any Person in respect of any Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to the Quipt or Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

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(6)	If (a) any former Quipt Securityholder fails to deliver to the Depositary the certificates (if any), Transmittal Letter, documents or instruments required to be delivered to the Depositary under this Article 5 in order for such former Quipt Securityholder to receive the consideration which such former holder is entitled to pursuant to Section 3.1, or (b) any payment made by way of cheque by the Depositary or by Quipt pursuant to this Plan of Arrangement has not been deposited or has been returned to the Depositary or Quipt or otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Date, then on the sixth anniversary of the Effective Date (i) any right or claim to payment under this Plan of Arrangement that remains outstanding on the sixth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature and the right of any affected Quipt Securityholder to receive the consideration for any affected securities pursuant to this Plan of Arrangement shall terminate and (ii) such former Quipt Securityholder will be deemed to have donated and forfeited to the Purchaser or its successors, any consideration held by the Depositary in trust for such former Quipt Securityholder to which such former Quipt Securityholder is entitled for no consideration.

(7)	All amounts payable in accordance with this Article 5 shall be paid in U.S. dollars; provided that: (a) with respect to payments to or through CDS & Co., holders may elect to receive Canadian dollars and, if so elected, the U.S. dollar amount shall be converted to Canadian dollars at the Bank of Canada daily exchange rate published on the Business Day immediately prior to the Effective Date, and such holders shall receive their consideration in Canadian dollars; and (b) any Quipt Shareholder may, in accordance with such Person’s Transmittal Letter, elect to receive the Consideration in Canadian dollars by indicating such election in the Transmittal Letter, provided that any such Transmittal Letter is received by the Depositary prior to the Effective Date.

Section 5.2            Lost Certificates.

(1)	In the event any certificate, which immediately before the Effective Time represented one or more outstanding Quipt Shares that was exchanged pursuant to this Plan of Arrangement, is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration to which such Person is entitled in respect of the Quipt Shares represented by such lost, stolen, or destroyed certificate pursuant to this Plan of Arrangement, net of amounts required to be withheld pursuant to Article 7, deliverable in accordance with such Person’s Transmittal Letter.

(2)	When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom consideration is to be paid will, as a condition precedent to the payment thereof, give a bond satisfactory to Purchaser and its transfer agent in such sum as Purchaser may direct or otherwise indemnify Purchaser in a manner satisfactory to it, against any claim that may be made against one or both of them with respect to the certificate alleged to have been lost, stolen or destroyed.

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Section 5.3            No Liens

(1)	Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

Section 5.4            No Interest

(1)	Under no circumstances shall interest accrue or be paid by Purchaser, Quipt, the Depositary or any other Person to Persons depositing certificates or DRS Advices pursuant to this Plan of Arrangement in respect of Quipt Securities, regardless of any delay in making any payment contemplated hereunder.

Article 6
AMENDMENT

Section 6.1            Amendment and Termination.

(1)	Purchaser and Quipt reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date; provided, that any amendment, modification or supplement must be contained in a written document which is agreed to in writing by Quipt and Purchaser and filed with the Court and, if made following the Quipt Meeting, then: (i) approved by the Court, and (ii) if required by the Court, approved by the Quipt Shareholders and/or communicated to the Quipt Shareholders, in either case in the manner required by the Court.

(2)	Any amendment, modification or supplement to this Plan of Arrangement, if agreed to by Quipt and Purchaser, may be made at any time prior to or at the Quipt Meeting, with or without any other prior notice or communication and, if so proposed and accepted by Persons voting at the Quipt Meeting (other than as may be required under the Interim Order) shall become part of this Plan of Arrangement for all purposes.

(3)	Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Quipt Meeting will be effective only if it is consented to by Quipt and Purchaser and, if required by the Court or applicable Law, by the Quipt Shareholders.

(4)	Notwithstanding the foregoing provisions of this Article 6, no amendment, modification or supplement of this Plan of Arrangement may be made prior to the Effective Time except in accordance with the terms of the Arrangement Agreement.

(5)	This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

Article 7
WITHHOLDING TAX

Section 7.1            Withholding Tax

(1)	Purchaser, Quipt, the Depositary, and any Person on their behalf, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Person under this Plan of Arrangement and from all dividends, interest or other amounts payable to any Person such amounts as Purchaser, Quipt, the Depositary, or any Person on their behalf, as applicable, are required, entitled or reasonably believe to be required or entitled, to deduct and withhold from such consideration under any provision of any Laws in respect of Taxes (including the Tax Act, the U.S. Tax Code or any provision of provincial, state, local or foreign tax laws, in each case, as amended). Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes as having been paid in respect of which such deduction, withholding and remittance was made; provided, that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.

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Article 8
PARAMOUNTCY

Section 8.1            Paramountcy.

(1)	From and after the Effective Time:

(a)	this Plan of Arrangement shall take precedence and priority over any and all rights related to the Quipt Share Compensation Plan, Quipt Options, Quipt RSUs and Quipt Shares, issued and outstanding at or prior to the Effective Time,

(b)	the rights and obligations of Quipt Shareholders, holders of Quipt Options, holders of Quipt RSUs, Quipt, the Purchaser, the Depositary and any trustee, registrar, transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and

(c)	all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to any Quipt Shares, Quipt Options or the Quipt RSUs shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

Article 9
RELEASES

Section 9.16       Releases

At the Effective Time and in accordance with the sequence of steps set out in Section 3.1, each of the Released Parties will be released and discharged by the Quipt Securityholders from any and all demands, claims, liabilities, indemnities, indebtedness, obligations, causes of action, debts, accounts, covenants, damages, executions and other recoveries based in whole or in part on any act or omission, transaction, dealing or other occurrence existing or taking place including those arising by contract, at common law, by statute or otherwise howsoever, on or prior to and including the Effective Time, of any of the Quipt Securityholder, relating to, arising out of, or in connection with, Quipt or any of its Subsidiaries, including control thereof, the business or assets directly or indirectly owned by Quipt or any of its Subsidiaries, any securities of Quipt, this Plan of Arrangement and any proceedings commenced with respect to or in connection with this Plan of Arrangement; provided that: (i) nothing in this paragraph will release or discharge any of the Released Parties from or in respect of its obligations under or any other terms of this Plan of Arrangement, any documents executed in connection herewith or the Final Order (including, any consideration payable hereunder or thereunder); (ii) nothing herein will release or discharge a Released Party to the extent such Released Party has admitted to having committed, or is determined by a court of competent jurisdiction to have committed, gross negligence, fraud or wilful misconduct; (iii) nothing herein will release or discharge a Released Party with respect to claims that any director, trustee, officer, employee, former director, former trustee, former officer or former employee of any Released Party may have relating to indemnification or under an indemnification or employment agreement, organizational documents of the applicable Released Party or otherwise; and (iv) the auditors, financial advisors and legal counsel of Quipt shall be released and discharged only with respect to matters relating to, arising out of, or in connection with, this Plan of Arrangement, including the transactions contemplated hereby, and any proceedings commenced with respect to or in connection with this Plan of Arrangement.

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Article 10
FURTHER ASSURANCES

Section 10.1         Further Assurances.

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.

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ANNEX C

Opinion of Truist Securities, Inc.

December 14, 2025

Board of Directors of
Quipt Home Medical Corp.
1019 Town Dr.
Wilder, KY 41076

Members of the Board of Directors:

We understand that Quipt Home Medical Corp. (the “Company”) intends to enter into an Arrangement Agreement (the “Agreement”) between the Company, 1567208 B.C. Ltd., LLC (“Purchaser”) and REM Aggregator, LLC (“Parent”), pursuant to which, among other things, Purchaser will acquire all of the outstanding common shares in the capital of the Company (the “Company Common Shares”) in exchange for $3.65 per share (the “Per Share Consideration”), effected by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (such transaction, the “Arrangement”).

You have requested that Truist Securities, Inc. render its opinion (this “Opinion”) to the Board of Directors (the “Board”) of the Company with respect to the fairness, from a financial point of view, to the holders of Company Common Shares of the Per Share Consideration to be received by such holders in the Arrangement pursuant to the Agreement.

In connection with this Opinion, we have conducted such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed: (i) a draft, dated December 14, 2025, of the Agreement, including the plan of arrangement; (ii) certain publicly available business and financial information relating to the Company and the industry in which it operates; (iii) certain other information relating to the historical, current and future business, financial condition, results of operations and prospects of the Company made available to us by the Company, including projections with respect to the future financial performance of the Company prepared by, or discussed with, the management of the Company (the “Projections”); and (iv) the financial and operating performance of the Company as compared to that of companies with publicly traded equity securities that we deemed relevant. We also have had discussions with certain members of the management of the Company and with certain of its representatives and advisors regarding the business, financial condition, results of operations and prospects of the Company and the Arrangement and have undertaken such other studies, analyses and investigations as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. Our role in reviewing such data, material and other information was limited solely to performing such review as we deemed necessary and appropriate to support this Opinion and such review was not conducted on behalf of the Board, the Company or any other person. Management of the Company has advised us, and we have assumed, that the Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company. At your direction, we have assumed that the Projections provide a reasonable basis on which to evaluate the Company and the Arrangement, and at your direction, we have used and relied upon the Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Projections or the assumptions on which they are based.

Board of Directors of

Quipt Home Medical Corp.

1019 Town Dr.

Wilder, KY 41076

December 14, 2025

We have further relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the dates of the information, financial or otherwise, provided to us, and that there is no information or any facts that would make any of the information discussed with or reviewed by us incomplete or misleading. We have also relied upon and assumed without independent verification that (i) the representations and warranties of all parties to the Agreement and all of the documents and agreements referred to therein are true and correct; (ii) each party to the Agreement and all of the documents and agreements referred to therein will fully and timely perform all of the covenants and agreements required to be performed by such party under the Agreement, and such other documents and agreements, as applicable; (iii) the Arrangement will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any term, condition or agreement therein; and (iv) in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Arrangement, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Arrangement. We have also assumed that the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses and this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) relating to the Company or any other party to the Arrangement, nor were we provided with any such appraisal or evaluation. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject. We are not expressing any opinion as to the price or range of prices at which Company Common Shares may be purchased or sold at any time.

This Opinion is necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have no obligation to update, revise, reaffirm or withdraw this Opinion or otherwise comment upon events occurring or information that otherwise comes to our attention after the date hereof.

Board of Directors of

Quipt Home Medical Corp.

1019 Town Dr.

Wilder, KY 41076

December 14, 2025

This Opinion only addresses the fairness, from a financial point of view, to the holders of Company Common Shares of the Per Share Consideration to be received by such holders in the Arrangement pursuant to the Agreement and does not address any other aspects or implications of the Arrangement or any agreement, arrangement or understanding entered into in connection therewith or otherwise. This Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company or any other party to proceed with or effect the Arrangement; (ii) the form, structure or any other portion or aspect of the Arrangement; (iii) the fairness of any portion or aspect of the Arrangement to the holders of any class of securities, creditors or other constituencies of the Company or any other party (other than the holders of Company Common Shares in the manner set forth herein); (iv) the relative merits of the Arrangement as compared to any alternative business strategies that might exist for the Company or any other party or the effect of any other transaction in which the Company or any other party might engage; (v) whether or not the Company, Purchaser, Parent or any other party is receiving or paying reasonably equivalent value in the Arrangement; (vi) the fairness of any portion or aspect of the Arrangement to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents or the fairness of the allocation of any consideration amongst or within classes or groups of security holders or other constituents; (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Arrangement, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or consideration payable to, or received by, any advisors, managers, officers, directors or employees of any party to the Arrangement, any class of such persons or any other party, relative to the Per Share Consideration or otherwise. In addition, we are not providing any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other similar professional advice. We have assumed that any such opinions, counsel or interpretations, have been or will be obtained from appropriate professional sources. Furthermore, we have relied, with your consent, on the assessments by the Board, the Company and their respective advisors as to all legal, regulatory, accounting, insurance, tax, executive compensation, environmental or other matters with respect to the Company and the Arrangement.

We have acted as financial advisor to the Company in connection with the Arrangement and will receive a fee for our services, a portion of which became payable to us upon the delivery of this Opinion and a significant portion of which is payable upon the consummation of the Arrangement. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities arising out of our engagement. We and our affiliates may in the future provide investment banking and other financial advice and services to the Company, Purchaser, Parent, Kingswood Capital Management, L.P. (“Kingswood”), its subsidiaries and portfolio companies of investment funds affiliated or associated with Kingswood (collectively, with Kingswood, the “Kingswood Group”), and their respective affiliates and other related parties for which advice and services we and our affiliates would expect to receive compensation. We are a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Purchaser, Parent, other members of the Kingswood Group, their respective affiliates and other related parties and any other company that may be involved in the Arrangement, as well as provide investment banking and other financial services to such companies.

This Opinion is furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Arrangement and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, the Company, any security holder of the Company or any other party as to how to act or vote with respect to any matter relating to the Arrangement or otherwise. The issuance of this Opinion has been approved by an internal committee of Truist Securities, Inc. authorized to approve opinions of this nature.

Board of Directors of

Quipt Home Medical Corp.

1019 Town Dr.

Wilder, KY 41076

December 14, 2025

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Consideration to be received by the holders of Company Common Shares in the Arrangement pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,
TRUIST SECURITIES, INC.

ANNEX D

Opinion of Evans & Evans, Inc.

Evans & Evans, Inc.

SUITE 130, 3RD FLOOR, BENTALL II, 555 BURRARD STREET	19TH FLOOR, 700 2ND STREET SW	357 BAY STREET
VANCOUVER, BRITISH COLUMBIA	CALGARY, ALBERTA	TORONTO, ONTARIO
CANADA V7X 1M8	CANADA T2P 2W2	CANADA M5H 4A6

December 14, 2025

QUIPT HOME MEDICAL CORP.

1019 Town Dr.

Wilder, Kentucky, 41076

Attention: Strategic Transactions Committee of the Board of Directors

Dear Sirs and Mesdames:

Subject: Fairness Opinion

1.0	Introduction

1.01	Evans & Evans, Inc. (“Evans & Evans” or the “authors of the Opinion”) was engaged by the Strategic Transactions Committee (the “Committee”) of the Board of Directors (the “Board”) of Quipt Home Medical Corp. (“Quipt” or the “Company”) to prepare a Fairness Opinion (the “Opinion”). Quipt is a provider of clinical respiratory care delivering comprehensive in-home equipment and disease management solutions, specifically tailored for the evolving needs of the United States healthcare market. Quipt is a reporting issuer whose shares are listed for trading on NASDAQ and the Toronto Stock Exchange (“TSX”) under the symbol “QIPT”.

Evans & Evans understands Quipt is contemplating entering into a definitive arrangement agreement (the “Agreement”) with a special purpose acquisition vehicle (the “Purchaser”), to be funded by affiliates of each of Kingswood Capital Management, L.P. (“Kingswood“) and Forager Capital Management, LLC (“Forager”), pursuant to which the Purchaser will acquire all of the issued and outstanding Quipt common shares (“Quipt Shares”) pursuant to a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Potential Transaction”) in exchange for cash (the “Potential Transaction”). The Potential Transaction is described in more detail in section 1.04 of this Opinion.

1.02	Unless otherwise noted, all monetary amounts referenced herein are in United States (“US”) dollars.

1.03	Quipt was incorporated under the Business Corporations Act (Alberta) on March 5, 1997. On December 30, 2013, pursuant to a Certificate of Continuance, the Company changed its jurisdiction of governance by continuing from Alberta into British Columbia.

Quipt, and its subsidiaries, is a provider of durable medical equipment (“DME”) / home medical equipment (“HME”) in the US. The Company specializes in delivering effective in-home treatments for managing various chronic conditions, with a primary focus on respiratory diseases. The Company’s solutions support patients dealing with heart and pulmonary diseases, sleep apnea, reduced mobility, and other chronic health challenges. Quipt offers a range of products and services that support hospitals and home-based care including oxygen therapy equipment, CPAP & BiPAP machines, ventilators, hospital beds, etc.

Tel: (604) 408-2222 | www.evansevans.com

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

The Company has grown through numerous acquisitions of other DME providers across the US. Quipt operates out of 150 locations that are compiled into 33 wholly owned entities with physical locations in 27 different states, which are subdivided into five regions based on geographical locations across the US.

In March of 2025 the Company announced its strategic priorities outlining the Board’s plan to “augment organic growth and prioritize a disciplined capital allocation strategy while maintaining strong margins…”. In furtherance thereof, the Company engaged a financial advisor to reach out to a group of potential strategic and financial purchasers as part of a strategic review process (the “Strategic Review”).

Recent Highlights

Quipt is active in transactions that strengthen health system partnerships, expands its footprint, and reinforces the long-term growth strategy. Recent material announcements of the Company are highlighted below.

On September 3, 2025, Quipt announced the closing of a joint venture transaction to acquire Hart Medical Equipment (“Hart”). Quipt secured a 60% controlling ownership interest in Hart, with the remaining 40% collectively held by a consortium of major health systems and hospitals: Henry Ford Health, McLaren Health Care, Blanchard Valley Health System, Wood County Hospital, and The Bellevue Hospital.

On August 27, 2025, Quipt disclosed receipt of an unsolicited, non- binding indicative proposal from Forager to acquire all the Quipt Shares at $3.10 per Quipt Share. The proposal, dated August 25, 2025, matches Forager’s previously disclosed non-binding offer from May 19, 2025. The authors of the Opinion calculated a 30-day volume weighted average price (“VWAP”) of $2.41 per Quipt Share as of August 27, 2025. The August 2025 Forager offer represented a premium of approximately 29% to the Company’s 30-day VWAP at the time of the offer.

On May 21, 2025, Quipt announced that it had received an unsolicited, non-binding, conditional, and indicative proposal from Forager to acquire 100% of the Quipt Shares at a price of $3.10 per Quipt Share. The authors of the Opinion calculated a 30-day VWAP of $1.81 per Quipt Share as of May 19, 2025. The May 2025 Forager offer implied a 71% premium to Quipt’s 30-day VWAP at the time of the offer.

CID Investigation

The Company received a civil investigative demand (“CID”) from the Department of Justice (“DOJ”) through the US Attorney’s Office for the Northern District of Georgia pursuant to the False Claims Act regarding an investigation concerning whether the Company may have caused the submission of false claims to government healthcare programs for CPAP equipment. Quipt is cooperating with the investigation. No assurance can be given as to the timing or outcome of the DOJ’s investigation.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

In April 2024, the Company received a subpoena from the US Securities and Exchange Commission (“SEC”) to provide certain documents related to the Company and the DOJ investigation, CID, and financial reporting and disclosure matters. The SEC concluded its investigation in November 2024 and, based on the information it had at such time, the SEC advised that it did not intend to recommend an enforcement action by it against the Company.

Financial Results

The Company’s fiscal year (“FY”) ends on September 30. While the Company’s FY 2025 results had not been released as of the date of the Opinion, Evans & Evans was provided with a near final draft of the FY 2025 financial results in order to incorporate current results into the fairness analysis.

The Company has grown through a combination of organic growth and mergers and acquisitions (M&A”). Quipt’s revenues come from the rental of HME, resupply and sales. Management estimates that approximately 81% of the revenues are recurring. The Company’s revenues are well distributed across US with only three states accounting for more than 10% of revenue, and no one state accounts for more than 15% of revenues.

Quipt has a referral network of more than 35,000 providers and Company’s management notes that no one referral source accounts for more than 1% of revenues. Revenues are generated from a network of payors including private insurers, Medicare and Medicaid. Approximately 40% of annual revenue is derived from private insurers. For the years ended September 30, 2025, 2024 and 2023, the Company had no customers that accounted for 10% or more of its consolidated revenue.

The following chart provides a summary of Quipt’s actual results for FYs 2021 to 2024 and the draft results for FY 2025. The Company had double digit year-over-year growth in revenues in FY 2022 through 2024, but revenue growth was essentially flat in FY 2025. In the Medicare program, there was a temporary “75/25” blended rate (“Medicare 75/25”) for DME in specific areas (non-rural, non-competitive bidding areas) which was a payment methodology for suppliers, that blended the adjusted fee schedule (75%) with unadjusted fees (25%) to help ensure beneficiary access to equipment. Medicare 75/25 was discontinued as of January 1, 2024. Although this change is still under legislative review, and could return, its immediate cessation had a negative impact on the Company’s operating results for FY 2024 and into FY 2025. Moreover, in certain regions, the Company also experienced the withdrawal of Medicare Advantage members due to a capitated agreement engaged with other providers in the industry. Approximately 30% of Quipt’s revenues are derived from Medicare and various state-based Medicaid programs. Changes to funding to these programs can impact, and in some cases materially, the Company’s operations. Further, in November 2024, a disposable supply contract which the Company was a party to was not renewed.

EVANS & EVANS, INC.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

Over the past several years, the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) margins have ranged between 16% and 21%. Net income has been negative four of the last five FYs and over that time Quipt has generated a cumulative loss of approximately $21.5 million. Evans & Evans did benchmark the Company’s EBITDA and earnings before interest and taxes (“EBIT”) margins against Quipt’s peers. In undertaking this benchmarking analysis, Evans & Evans did find the EBITDA margins were in line with peers, but the EBIT margins were generally lower, largely due to the Company’s higher investment in capital expenditures as discussed below.

Financial Position

As can be seen from the table below, the Company’s cash position has been declining over the past five FYs and debt has been increasing. Debt has been used to fund both organic growth and acquisitions. Further, the Company does have a requirement to invest in its rental equipment. Historically, capital expenditures on rental equipment (including outright purchases and leases) have been in the range of 14% of revenues.

	Unaudited		Audited

	For the fiscal years ending September 30,
(Expressed in '000s of US Dollars)	2025		2024		2023		2022		2021
Cash and Cash Equivalents	12,916		16,174		17,209		8,516		34,612
Working Capital	4,525		12,204		4,859		(204)		24,496
Current Ratio	1.06	x	1.20	x	1.08	x	1.00	x	1.75	x
Long Term Debt to Equity Ratio	0.74	x	0.12	x	0.13	x	0.09	x	0.09	x
Total Debt to Equity	0.88	x	0.75	x	0.72	x	0.27	x	0.37	x

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

In September 2022, the Company entered into a five-year, $110,000,000 senior credit facility (“Facility”) with a group of US banks that matures in September of 2027. The Facility consists of (i) a delayed-draw term loan facility of $85,000,000, of which $83,000,000 had been drawn as of September 30, 2025, (ii) a term loan of $5,000,000 that was drawn at closing, and (iii) a $20,000,000 revolving credit facility. The Facility is secured by substantially all assets of the Company and is subject to certain financial covenants, with which the Company was in compliance as of September 30, 2025. The delayed-draw term loan and the term loan are bearing interest at a weighted average 6.7% as of September 30, 2025. The revolving credit facility is bearing interest at 7.0% as of September 30, 2025 and will reprice within three months.

Quipt is offered financing arrangements from the Company’s suppliers and the supplier’s designated financial institution, in which payments for certain invoices or products can be financed and paid over an extended period. The financial institution pays the supplier when the original invoice becomes due, and the Company pays the third-party financial institution over a period of time. In most cases, the supplier accepts a discounted amount from the financial institution and the Company repays the financial institution the face amount of the invoice with no stated interest, in twelve equal monthly installments. The Company uses its incremental borrowing rate of 6.6% to 8.0% to impute interest on these arrangements. The Company has also assumed equipment loans in conjunction with several of its acquisitions. As of September 30, 2025, Quipt had approximately $12.2 million in outstanding equipment loans.

In addition, as of September 30, 2025, the Company had $16.7 million in operating leases and $3.2 million in finance leases, for a total of approximately $20 million.

Capital Structure

As of the date of the Opinion, there were 44,027,472 Quipt Shares issued and outstanding. In addition to Quipt Shares, Quipt does have 3,139,000 options (“Quipt Options”) to acquire the same number of Quipt Shares at exercise prices ranging from C$1.5 to C$8.48 outstanding. Lastly, the Company had 2,832,628 restricted stock units (“RSUs”) outstanding as of the date of the Opinion and it is expected that all or mostly all of such RSUs will automatically vest as part of the Potential Transaction.

As can be seen from the following chart, the closing price of the Quipt shares on the TSX declined in the first half of 2025, then improved before stabilizing at prices below those seen early in 2025. Average daily trading volumes on the TSX also declined and were on average less than 50,000 shares per day. Overall, trading in Quipt Shares on the TSX is relatively illiquid as in the 180 trading days preceding the date of the Opinion, approximately 5.2 million Quipt Shares traded on the TSX.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

As can be seen from the following chart, the trading price of the Quipt Shares on NASDAQ followed a similar trendline to the TSX data. However, average daily trading volumes on NASDAQ were significantly higher at over 500,000 Quipt Shares trading per day over the longer term, but volumes had been trending downwards. In total, over the 180 trading days preceding the date of the Opinion, approximately 107.4 million Quipt Shares were traded on NASDAQ.

1.04	Evans & Evans reviewed the draft Agreement and the Plan of Arrangement outlining the terms of the Potential Transaction. The key terms of the Potential Transaction are highlighted below. The following is not meant to be an exhaustive description of the steps involved in the Potential Transaction, but merely a summary to provide context for the analysis contained herein. The reader is advised to refer to the materials provided to Quipt shareholders for a more detailed description of the Agreement and the Potential Transaction.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

1.	The Potential Transaction will be effected by way of a Plan of Arrangement (the “Arrangement”).

2.	The Purchaser, as funded by Kingswood and Forager, will be 1562708 B.C. Ltd.

3.	The Purchaser has agreed to acquire all of the Quipt Shares for cash consideration equal to $3.65 per Quipt Share (the “Consideration”).

4.	Each Quipt Option outstanding immediately prior to the closing of the Potential Transaction (the “Effective Time”) (whether vested or unvested) shall be deemed to be unconditionally vested and exercisable and such Quipt Option shall, without any further action by or on behalf of a holder of Quipt Options, be deemed to be surrendered and transferred by such holder to Quipt in exchange for a cash payment (net of applicable withholdings) from Quipt equal to the amount (if any) by which the Consideration exceeds the exercise price of such Quipt Option and each such Quipt Option shall be immediately cancelled (for greater certainty, where such amount is zero or negative, such Quipt Option shall be cancelled without any consideration and neither Quipt nor the Purchaser shall be obligated to pay to the holder of such Quipt Option any amount in respect of such Quipt Option). As of the date of the Opinion, 1,599,750 Quipt Options were in-the-money (“ITM”) based on the Consideration.

5.	Each Quipt RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, without any further action by or on behalf of the holder of any such Quipt RSUs, be deemed to be transferred by such holder to Quipt in exchange for a cash payment (net of applicable withholdings pursuant) from the Company equal to the Consideration and each such RSU shall be immediately cancelled.

6.	A termination fee is payable by the Company to Purchaser under certain situations as outlined in the Agreement. The termination fee payable to the Purchaser is approximately 4% of the aggregate Consideration for the outstanding Quipt Shares on a fully diluted basis..

The Purchaser intends to finance the Purchase Price through an equity financing, but retained the option to also pursue debt financing, as outlined in the Agreement.

The directors, senior officers and advisors of Quipt, holding in aggregate approximately 11.4% of the issued and outstanding Quipt Shares, will enter into voting support agreements with the Purchaser, pursuant to which they will agree to vote their Quipt Shares in favour of the Potential Transaction, where permitted by applicable regulations. Evans & Evans understands that Forager Fund, LP will also enter into a voting support agreement with the Purchaser and Quipt pursuant to which it will agree, among other things, to vote its Quipt Shares, which represent approximately 9.5% of all issued and outstanding Quipt Shares, in favour of the Potential Transaction.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

The Agreement contains customary deal-protection provisions, including a non-solicitation covenant and a right to match any superior proposal as defined and described in the Agreement.

Upon completion of the Potential Transaction, the Quipt Shares will be delisted from the TSX and the NASDAQ and Quipt will cease to be a reporting issuer.

The Potential Transaction had not been announced as of the date of the Opinion.

1.05	The Committee retained Evans & Evans to act as an independent advisor to the Committee and to prepare and deliver the Opinion to the Committee to provide an independent opinion as to the fairness of the Potential Transaction, from a financial point of view to the Quipt shareholders (the “Quipt Shareholders”) as at the date of the Opinion.

2.0	Engagement of Evans & Evans, Inc.

2.01	Evans & Evans was formally engaged by the Committee pursuant to an engagement letter signed December 8, 2025 (the “Engagement Letter”) to prepare the Opinion.

2.02	The Engagement Letter provides the terms upon which Evans & Evans has agreed to provide the Opinion to the Committee. The terms of the Engagement Letter provide that Evans & Evans is to be paid a fixed professional fee for its services. In addition, Evans & Evans is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by Quipt in certain circumstances. The fee established for the Opinion is not contingent upon the opinions presented.

2.03	Evans & Evans has no present or prospective interest in Quipt, the Purchaser or any entity that is the subject of this Opinion, and we have no personal interest with respect to the parties involved.

3.0	Scope of Review

3.01	In connection with preparing the Opinion, Evans & Evans has reviewed and relied upon, or carried out, among other things, the following:

•	Interviewed members of management team and the Company’s advisor to gain an understanding of Quipt’s history, plans going forward, and the strategic process undertaken.

•	Reviewed the substantially final form of the draft of the Agreement.

•	Reviewed the Company’s website (www.quipthomemedical.com) and the September 2025 Investor Presentation.

•	Reviewed the June 2025 Business Overview of the Company that was provided to interested parties approached as part of the Strategic Review.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

•	Reviewed a summary of the Strategic Review undertaken by the Company that outlined the parties contacted and a summary of the initial indications of interest received.

•	Reviewed the Company’s fully diluted share capitalization table as of the date of the Opinion.

•	Reviewed the Company’s forecast for the years ended September 30, 2026 to 2030 as provided by management.

•	Reviewed the Company’s Form 10-Q quarterly reports for the three and nine months ended June 30, 2025.

•	Reviewed the Company’s Form 10-K annual report for the years ended September 30, 2023 and 2024.

•	Reviewed the Company’s annual financial statements for the year ended September 30, 2021 as audited by BDO USA, P.C.

•	Reviewed the Company’s annual financial statements for the years ended September 30, 2022 to 2024 as audited by MNP, LLP.

•	Reviewed the Company’s unaudited financial statements for the year ended September 30, 2025.

•	Reviewed Quipt’s Accounts Payable and Accounts Receivable Aging Schedule as of September 30, 2025.

•	Reviewed Quipt’s unaudited monthly balance sheet as of April 30, 2025 to August 31, 2025.

•	Reviewed the Company’s entity organization chart ,list of entities of formation and qualification, list of Fictitious Names related to Quipt, list of Equity Securities and Membership Interests as of August 31,2025.

•	Reviewed the Company’s schedules on equipment loans and vehicles leases as of June 30, 2025 and September 30, 2025 as well as Quipt’s outstanding loans repayment schedule.

•	Reviewed a list of Quipt’s leased properties as of September 24, 2025.

•	Reviewed the Company’s detailed breakdown of revenues and volumes as of August 31, 2025.

•	Reviewed Quipt’s referral revenues breakdown as of September 2025.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

•	Reviewed a detailed list of companies acquired by the Company.

•	Reviewed a financial due diligence presentation and databook of Quipt prepared by KPMG as of June 11, 2025.

•	Reviewed a detailed list of Quipt’s business licenses.

•	Reviewed the Company’s net debt, options calculation working paper and restricted share units information as of September 30, 2025.

•	Reviewed the reports/information that are listed in section 4.0 in order to compose the Market Overview section of the report.

•	Reviewed stock market trading data and financial information on the following companies: Quipt Home Medical Corp.; AdaptHealth Corp.; Owens & Minor, Inc.; Viemed Healthcare, Inc.; Inogen, Inc.; InfuSystem Holdings, Inc.; and Cardinal Health, Inc.

•	Reviewed the trading price of the Company on the TSX and the NASDAQ for the period between December 8, 2024 and December 14, 2025 as summarized in section 1.03 of this Opinion.

•	Reviewed information on mergers & acquisitions involving companies in the home medical equipment market.

•	Reviewed the Company’s press releases for the 18 months preceding the date of the Opinion.

Limitation and Qualification

•	Evans & Evans did not visit any of the Company’s facilities.

4.0	Market Overview

4.01	Quipt operates within US DME/HME industry, with specialized focus on respiratory care devices including sleep apnea equipment, oxygen therapy, and chronic obstructive pulmonary disease (“COPD”) management solutions. The US DME/HME market is characterized by stable, demographic-driven demand due to certain population that is susceptible to Chronic Obstructive Pulmonary Disease (“COPD”)[1].

The home medical equipment industry is propelled by the aging US population. This trend creates naturally escalating demand for oxygen therapy, mobility devices, and respiratory management equipment as chronic conditions become more prevalent in this cohort. The prevalence of chronic respiratory conditions further amplifies demand. According to World

1 https://www.polarismarketresearch.com/industry-analysis/durable-medical-equipment-market

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

Health Organization (“WHO”), COPD contributed to 5% of all global deaths in 2021and requires long-term oxygen therapy and equipment management2, while sleep apnea remains significantly underdiagnosed3, creating a future opportunity for respiratory care devices among previously untreated patients.

Research conducted by US Centers for Disease Control and Prevention (“CDC”) showed that 3.8% of US adults had COPD in 2023, with prevalence rising sharply with age from 0.4% in ages 18-24 to 10.5% in ages 75+, demonstrating a strong opportunity for home respiratory care equipment demand.

Source: CDC National Center for Health Statistics, NCHS Data Brief No. 529 (May 2025)

North America represents the largest market globally (43% of total share) for respiratory care devices, supported by a high and growing prevalence of chronic respiratory conditions such as COPD and asthma4. The US Home Healthcare market is projected to expand from approximately $70.66 billion in 2025 to over $92.83 billion by 2030, representing a compound annual growth rate (“CAGR”) of 5.61%. The segment of the market is also broadly diversified, with respiratory and sleep devices forming the largest subsector at about 35% of 2024 revenue. The respiratory care segment specifically represents a particularly attractive sub-market, valued at approximately $7.4 billion in 2024 and expected to reach $18.3 billion by 2034, reflecting a CAGR of approximately 9.5%.

[2]	https://www.who.int/news-room/fact-sheets/detail/chronic-obstructive-pulmonary-disease-(copd)
[3]	https://pmc.ncbi.nlm.nih.gov/articles/PMC12071658/
[4]	https://www.precedenceresearch.com/respiratory-care-device-market

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

Source: Grand View Research, U.S. Durable Medical Equipment Market Size, Share & Trends Analysis Report, 2025–2030

Source: Precedence Research. (2025). Respiratory care devices market size to hit USD 58.11 billion by 2034
– global market size, share, trends, and forecast 2025–2034.

Adults aged 65 and older are expected to account for approximately 21% of the US population by 20305, materially expanding the addressable market for chronic disease management tools and equipment. Data from the US CDC indicate that older adults have a significantly higher prevalence of chronic pulmonary diseases, which, combined with the fact that this cohort already exhibits the highest per-capita spending on home medical equipment, creates opportunity in the DME/HME industry6.

4.02	The US DME/HME market is undergoing a consolidation phase characterized by aggressive merger & acquisition (“M&A”) activity[7]. The top four national players, such as AdaptHealth Corp., Owens & Minor, Inc., Viemed Healthcare, Inc. and Lincare Inc. reportedly control approximately 80% of total market share, leaving the remaining 20% distributed among thousands of regional and local providers.

[5]	https://www.spglobal.com/market-intelligence/en/news-insights/articles/2024/11/1-in-5-americans-to-be-65-years-old-or-older-by-2030-86270288
[6]	https://www.mordorintelligence.com/industry-reports/global-home-medical-equipment-market
[7]	https://hme-business.com/theres-a-lot-of-activity-why-2025-is-shaping-up-to-be-a-big-year-for-hme/

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

Recent notable acquisitions include Quipt’s Hart acquisition and Viemed Healthcare, Inc., acquiring Lehan's Medical Equipment. Research from HealthValue Group showed a strong growth in the industry’s M&A and consolidation activities8.

4.03	The regulatory landscape represents the most significant near-term risk factor for industry participants, as the sector is fundamentally dependent on Centers for Medicare & Medicaid Services (“CMS”) policy decisions. The 2025 Medicare Fee Schedule finalized a 2.83% reduction in the conversion factor (to $32.35)[9], creating a reduction in reimbursement rates across the entire DME/HME category.

[8]	https://healthvaluegroup.com/durable-medical-equipment-industry-outlook/
[9]	https://www.sprypt.com/blog/medicare-fee-schedule-2025

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

5.0	Prior Valuations

5.01	The Company has stated to Evans & Evans that there have been no formal valuations or appraisals relating to the Company or any affiliate or any of its material assets or liabilities made in the preceding three years which are in the possession or control of the Company.

6.0	Conditions and Restrictions

6.01	The Opinion is prepared for the internal purposes of the Committee and may be shared with the Board and management of Quipt at the discretion of the Committee. The Opinion is intended for placement on Quipt’s file. The Opinion may be referenced and included in any materials provided to the Quipt Shareholders and other securityholders, including in the Company’s proxy statement and management information circular which will also be posted publicly under the Company’s profile on SEDAR+, with the SEC on the EDGAR website (www.sec.gov) and on the Company’s website.

6.02	The Opinion may be submitted to the TSX and NASDAQ if required. The Opinion may be shared with the court reviewing the Potential Transaction and with such other persons as the court’s orders may direct. The Opinion is not intended for use in any court proceedings unrelated to the approval of the Potential Transaction.

6.03	The Opinion may not be issued to any international stock exchange and/or regulatory authority beyond the TSX and NASDAQ.

6.04	The Opinion may not be issued and/or used to support any type of value with any other third parties, legal authorities, nor stock exchanges, or other regulatory authorities, nor any tax authority. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter (other than relating to the approval of the Potential Transaction).

6.05	Any use beyond that defined above is done without the consent of Evans & Evans and readers are advised of such restricted use as set out above.

6.06	The Opinion should not be construed as a formal valuation or appraisal of Quipt or any of its securities or assets. Evans & Evans has, however, conducted such analyses as we considered necessary in the circumstances.

6.07	In preparing the Opinion, Evans & Evans has relied upon and assumed, without independent verification, the truthfulness, accuracy and completeness of the information and the financial data publicly available and provided by the Company. Evans & Evans has therefore relied upon all specific information as received and declines any responsibility should the results presented be affected by the lack of completeness or truthfulness of such information. Publicly available information deemed relevant for the purpose of the analyses contained in the Opinion has also been used.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

The Opinion is based on: (i) our interpretation of the information which Quipt, as well as its representatives and advisers, have supplied to date; (ii) our understanding of the terms of the Potential Transaction; and (iii) the assumption that the Potential Transaction will be consummated in accordance with the expected terms.

6.08	The Opinion is necessarily based on economic, market and other conditions as of the date hereof, and the written and oral information made available to us until the date of the Opinion. It is understood that subsequent developments may affect the conclusions of the Opinion, and that, in addition, Evans & Evans has no obligation to update, revise or reaffirm the Opinion.

6.09	Evans & Evans denies any responsibility, financial, legal or other, for any use and/or improper use of the Opinion however occasioned.

6.10	Evans & Evans expresses no opinion as to the price at which any securities of Quipt will trade on any stock exchange at any time.

6.11	Evans & Evans is expressing no opinion as to whether any alternative transaction might have been more beneficial to the Quipt shareholders.

6.12	Evans & Evans reserves the right to review all information and calculations included or referred to in the Opinion and, if it considers it necessary, to revise part and/or its entire Opinion and conclusion in light of any information which becomes known to Evans & Evans during or after the date of this Opinion.

6.13	In preparing the Opinion, Evans & Evans has relied upon a letter from management of Quipt confirming to Evans & Evans in writing that the information and management's representations made to Evans & Evans in preparing the Opinion are accurate, correct and complete in all material respects, and that there are no material omissions of information that would affect the conclusions contained in the Opinion.

6.14	Evans & Evans has based its Opinion upon a variety of factors. Accordingly, Evans & Evans believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by Evans & Evans, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. Evans & Evans’ conclusions as to the fairness, from a financial point of view, to the Quipt Shareholders of the Potential Transaction were based on its review of the Potential Transaction taken as a whole, in the context of all the matters described under “Scope of Review”, rather than on any particular element of the Potential Transaction or the Potential Transaction outside the context of the matters described under “Scope of Review”. The Opinion should be read in its entirety.

6.15	Evans & Evans was not requested to, and we did not solicit indications of interest or proposals from third parties regarding a possible acquisition of or merger with Quipt or an investment into Quipt. Our opinion also does not address the relative merits of the Potential Transaction as compared to any alternative business strategies or transactions that might exist for Quipt, the underlying business decision of Quipt to proceed with the Potential Transaction, or the effects of any other transaction in which Quipt will or might engage.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

6.16	Evans & Evans expresses no opinion or recommendation as to how any securityholder of Quipt should act in connection with the Potential Transaction, any related matter or any other transactions. We are not experts in, nor do we express any opinion, counsel or interpretation with respect to legal, regulatory, accounting or tax matters. We have assumed that such opinions, counsel or interpretation have been or will be obtained by Quipt from the appropriate professional sources. Furthermore, we have relied, with Quipt’s consent, on the assessments by Quipt and its advisors, as to all legal, regulatory, accounting and tax matters with respect to Quipt and the Potential Transaction, and accordingly, we are not expressing any opinion as to the value of Quipt’s tax attributes or the effect of the Potential Transaction thereon.

6.17	Evans & Evans and all of its Principal’s, Partner’s, staff or associates’ total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by Evans & Evans, its Principal, Partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Opinion. No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Opinion.

7.0	Assumptions

7.01	In preparing the Opinion, Evans & Evans has made certain assumptions as outlined below.

7.02	With the approval of Quipt and as provided for in the Engagement Letter, Evans & Evans has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial information, business plans, forecasts and other information, data, advice, opinions and representations obtained by it from public sources or provided by Quipt or its affiliates or any of their respective officers, directors, consultants, advisors or representatives (collectively, the “Information”). The Opinion is conditional upon such completeness, accuracy and fair presentation of the Information. In accordance with the terms of the Engagement Letter, but subject to the exercise of its professional judgment, and except as expressly described herein, Evans & Evans has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

7.03	Senior officers of Quipt represented to Evans & Evans that, among other things: (i) the Information (other than estimates or budgets) provided orally by, an officer or employee of Quipt or in writing by Quipt (including, in each case, affiliates and their respective directors, officers, consultants, advisors and representatives) to Evans & Evans relating to the Company or the Potential Transaction, for the purposes of the Engagement Letter, including in particular preparing the Opinion was, at the date the Information was provided to Evans & Evans, fairly and reasonably presented and complete, true and correct in all material respects, and did not, and does not, contain any untrue statement of a material fact in respect of the Company, its affiliates or the Potential Transaction and did not and does not omit to state a material fact in respect the Company, its affiliates or the Potential Transaction that is necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; (ii) with respect to portions of the Information that constitute financial estimates or budgets, they have been fairly and reasonably presented and reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company or its associates and affiliates as to the matters covered thereby and such financial estimates and budgets reasonably represent the views of management of the Company; and (iii) since the dates on which the Information was provided to Evans & Evans, except as disclosed in writing to Evans & Evans, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its affiliates and no material change has occurred in the Information or any part thereof which would have, or which would reasonably be expected to have, a material effect on the Opinion.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

7.04	In preparing the Opinion, Evans & Evans have made several assumptions, including that all final or executed versions of documents will conform in all material respects to the drafts provided to us, all of the conditions required to implement the Potential Transaction will be met, all consents, permissions, exemptions or orders of relevant third parties or regulating authorities will be obtained without adverse condition or qualification, the procedures being followed to implement the Potential Transaction are valid and effective and that the disclosure provided or (if applicable) incorporated by reference in any documents provided to shareholders with respect to Quipt and the Potential Transaction will be accurate in all material respects and will comply with the requirements of applicable law. Evans & Evans also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Evans & Evans and any party involved in the Potential Transaction. Although Evans & Evans believes that the assumptions used in preparing the Opinion are appropriate in the circumstances, some or all of these assumptions may nevertheless prove to be incorrect.

7.05	The Company and its related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management in the data room or public disclosure documents that would affect the evaluation or comment.

7.06	As at September 30, 2025 all assets and liabilities of Quipt have been recorded in their accounts and financial statements and follow U.S. Generally Accepted Accounting Principles.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

7.07	Based on representations made by management, Evans & Evans has assumed the Potential Transaction will be completed on the terms outlined in the draft Agreement provided to Evans & Evans.

7.08	There were no material changes in the financial position of the Company between the date of the latest available financial statements and the date of the Opinion unless noted in the Opinion.

7.09	Representations made by Quipt as to the number of Quipt Shares, Options and RSUs outstanding are accurate.

8.0	Analysis of the Purchase Price

8.01	The Consideration ($3.65 per Quipt Share) implies an equity value of approximately $174.1 million for 100% of the equity in the Company on a fully diluted basis. The enterprise value[10] (“EV”) implied by the Potential Transaction is $275.1 million, including debt, cash on hand, cash from the exercise of ITM Quipt Options and minority interests.

8.02	The EV to trailing 12-month (“TTM”) revenue multiple (based on financial results for the FY ended September 30, 2025) implied by the Potential Transaction is 1.12x and the EV to TTM EBITDA multiple (unadjusted) is 5.54x.

9.0	Analysis of Quipt

9.01	In assessing the fairness of the Potential Transaction, Evans & Evans considered the following analyses and factors with respect to the market value of Quipt, amongst others: (1) a trading price analysis; (2) guideline company analysis; (3) a discounted cash flow (“DCF”) analysis; and (4) other considerations.

9.02	Evans & Evans reviewed the financial position and financial results of Quipt as of the date of the Opinion as discussed in more detail in section 1.03 of this Opinion.

9.03	Evans & Evans reviewed Quipt’s trading prices over the 10, 30, 90 and 180 trading days preceding the date of the Opinion. Given limited trading volumes on the TSX, Evans & Evans focused its analysis on NASDAQ trading data. In the 180 trading days preceding the date of the Opinion, the closing price for Quipt Shares ranged from a low of $1.40 to a high of $2.74. In the 90 trading days preceding the date of the Opinion, the average closing price of Quipt shares had settled into a range of $2.38 to $2.48. While Evans & Evans reviewed data over a 180-day trading period, the analysis focused on the 30 to 90 days preceding the date of the Opinion.

[10]	EV = equity value less cash plus interest bearing debt

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

	December 14, 2025
Trading Price	Minimum	Average	Maximum
10-Days Preceding	$2.39	$2.48	$2.61
30-Days Preceding	$2.19	$2.38	$2.61
90-Days Preceding	$1.98	$2.47	$2.74
180-Days Preceding	$1.40	$2.23	$2.74

In reviewing the trading volumes of the Quipt Shares at the date of the Opinion, it appears liquidity had been declining from over 600,000 Quipt shares traded per day to less than 150,000. As can be seen from the table below, in the 90 trading days preceding the date of the Opinion, approximately 35.7 million Quipt Shares traded on NASDAQ, representing 81% of the issued and outstanding shares. Trading volumes below 200,000 shares per day suggest that large numbers of shareholders’ actual ability to realize their shares’ current trading price is highly unlikely.

	December 14, 2025
Trading Volume	Minimum	Average	Maximum	Total	%
10-Days Preceding	57,430	141,400	213,460	1,414,000	3.2%
30-Days Preceding	57,430	182,936	458,860	5,305,130	12.0%
90-Days Preceding	57,430	405,607	9,142,730	35,693,440	81.1%
180-Days Preceding	48,180	617,206	29,806,900	107,393,790	243.9%

As can be seen from the table below, the Consideration implies a premium in the range of 46% to 55% to the VWAP of Quipt over the 10, 20 and 30 days preceding the date of the Opinion.

Consideration Premium to VWAP	TSX - US$	Nasdaq US$
Quipt 10 - day VWAP	$2.501	$2.472
Implied Premium (Discount)	45.9%	47.7%
Quipt 20 - day VWAP	$2.402	$2.360
Implied Premium (Discount)	51.9%	54.6%
Quipt 30 - day VWAP	$2.394	$2.354
Implied Premium (Discount)	52.4%	55.1%

9.04	Evans & Evans assessed the reasonableness of the EV of $275.1 million implied by the Potential Transaction by comparing certain of the related valuation metrics to the metrics indicated for referenced guideline public companies (“GPCs”). The identified guideline companies selected were considered reasonably comparable to the Company. Given the niche nature of the market, Evans & Evans focused on three GPCs which were deemed very comparable to Quipt and control significant market share in the US. The GPCs did differ from Quipt in that each of the GPCs in the table have December FY ends.

As shown in the table below, the identified GPCs had EV to TTM revenue ranging from 0.29x to 1.09x and EV to current fiscal year (“CFY”) multiples of 0.92x to 1.02x. Evans & Evans deemed the EV to CFY multiples the most relevant to the Potential Transaction given Quipt’s FY end of September. The Consideration implies a multiple of 1.12x the Company’s FY 2025 revenues which is above the multiples of the identified GPCs.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

The EV implied for Quipt by the Consideration implies a multiple of FY 2025 unadjusted EBITDA of approximately 5.8x, which is in the range of the EV / CFY EBITDA of the GPCs of 4.56x to 5.95x.

	AdaptHealth Corp.	Owens & Minor, Inc.	Viemed Healthcare, Inc.
Exchange: Ticker	NASDAQCM: AHCO	NYSE:OMI	NASDAQCM: VMD
Market Capitalization	1,257.3	192.5	264.6
Enterprise Value	2,982.5	2,274.9	276.5
TTM Revenue	3,255.2	10,768.9	254.8
CFY Revenue	3,231.1	3,094.1	272.1
TTM EBITDA	632.5	506.6	46.7
CFY EBITDA	646.3	382.2	60.7
EV/ TTM Revenue	0.92 x	0.21 x	1.09 x
EV / CFY Revenue	0.92 x	0.74 x	1.02 x
EV / TTM EBITDA	4.72 x	4.49 x	5.92 x
EV / CFY EBITDA	4.61 x	5.95 x	4.56 x

In assessing the reasonableness of the above, we considered the following:

•	There are a limited number of directly comparable public companies, when one considers differentiating factors such as size and market niche.

•	No company considered in the analysis is identical to Quipt.

•	An analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning the differences in the financial and operating characteristics of Quipt, the Potential Transaction and other factors that could affect the trading value and aggregate transaction values of the companies to which they are being compared.

Given the above-noted factors and our analysis of the observed multiples of selected public companies, Evans & Evans considered this approach with the trading price in assessing reasonableness of the Consideration.

9.05	Evans & Evans also considered a DCF analysis in assessing the reasonableness of the EV implied by the Consideration. Prospective financial information (“PFI”) for Quipt was based on management provided and Board approved for the FYs 2026 to 2030. Evans & Evans based the DCF analysis on the PFI provided by Quipt and supplemented assumptions with data benchmarked against the GPCs identified above. In undertaking the DCF analysis Evans & Evans relied on the Company’s PFI for EBITDA and capital expenditures and relied on industry benchmarking for working capital requirements. Quipt is forecasting double digit revenue growth in FY 2026, largely due to a full year of results from acquisitions in FY 2025, thereafter, the growth is forecasted to be 2% to 4% per annum. Evans & Evans developed a weighted average cost of capital (“WACC”) for the Company using a combination of Company specific data and industry benchmarked data. Evans & Evans used a WACC of 11% to 12% in undertaking the DCF analysis. In undertaking the DCF analysis, Evans & Evans found the calculated EV to be below that implied by the Consideration.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

10.0	Fairness Conclusions

10.01	In considering fairness, from a financial point of view, Evans & Evans considered the Consideration from the perspective of the Quipt Shareholders, as a group and did not consider the specific circumstances of any particular securityholder, including with regard to income tax considerations.

10.02	Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion, as of the date of the Opinion, that the Consideration to be paid by the Purchaser is fair, from a financial point of view, to the Quipt Shareholders. In arriving at this conclusion, Evans & Evans considered the following:

1.	There is limited ability for the Quipt Shareholders to monetize their Quipt Shares at or near the Consideration. On the NASDAQ, the Quipt Shares have not traded above the Consideration since early August of 2024. On the TSX, trading volumes are very limited and again, the Quipt Shares have not traded over the Consideration in the 12 months preceding the date of the Opinion.

2.	As outlined in section 9.03 above, the Consideration represents a premium of more than 45% to the 10-, 20- and 30-day VWAP of Quipt on both the NASDAQ and the TSX.

3.	As outlined in section 9.04 above, the EV to revenue and EBITDA multiples implied by the Consideration are at the top end of the range of the GPCs.

4.	The EV implied by the Potential Transaction is a premium to the EV calculated by Evans & Evans under a DCF analysis.

5.	The Company did undertake the Strategic Review which resulted in indications of interest and negotiations that did not ultimately move forward. In the view of Evans & Evans, undertaking such a process generally provides comfort with respect to any transaction undertaken. The Consideration is within the range of the indications of interest received by the Company.

6.	The termination fee outlined in the Agreement is within the range of fees observed by Evans & Evans in its experience.

11.0	Qualifications & Certification

11.01	The Opinion preparation was carried out by Michael Evans and thereafter reviewed by Jennifer Lucas.

Mr. Michael A. Evans, MBA, CFA, CBV, ASA, Principal, founded Evans & Evans, Inc. in 1989. For over 35 years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period, he has been involved in the preparation of several thousand technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes.

Evans & Evans, Inc.

QUIPT HOME MEDICAL CORP.

Fairness Opinion

December 14, 2025

Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master’s degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designations of Chartered Financial Analyst (CFA), Chartered Business Valuator (CBV) and Accredited Senior Appraiser. Mr. Evans is a member of the CFA Institute, the CBV Institute and the American Society of Appraisers (“ASA”).

Ms. Jennifer Lucas, MBA, CBV, ASA, Partner, joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries. Since joining Evans & Evans Ms. Lucas has been involved in writing and reviewing several valuation and due diligence reports for public and private transactions.

Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designations of Chartered Business Valuator and Accredited Senior Appraiser. She is a member of the CBV Institute and the ASA.

11.02	The analyses, opinions, calculations and conclusions were developed, and this Opinion has been prepared in accordance with the standards set forth by the Canadian Institute of Chartered Business Valuators.

11.03	The authors of the Opinion have no present or prospective interest in Quipt, the Purchaser or any entity that is the subject of this Opinion, and we have no personal interest with respect to the parties involved.

Yours very truly,

EVANS & EVANS, INC.

Evans & Evans, Inc.

ANNEX E

Sections 237 to 247 of the Business Corporations Act
(British Columbia)

E-1

Definitions and application

237   (1) In this Division:

"dissenter" means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

"notice shares" means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

"payout value" means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)	in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)	in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)	in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238   (1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

i.	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

ii.	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company's community purposes within the meaning of section 51.91, or

iii.	without limiting subparagraph (i), in the case of a benefit company, to alter the company's benefit provision;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

E-2

(2)  A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

i.	the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

ii.	each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239   (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

i.	the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

ii.	each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)	any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240   (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

E-3

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241  If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242   (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)	if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

i.	the date on which the shareholder learns that the resolution was passed, and

ii.	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

E-4

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

i.	the names of the registered owners of those other shares,

ii.	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

iii.	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

i.	the name and address of the beneficial owner, and

ii.	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243   (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

i.	the date on which the company forms the intention to proceed, and

ii.	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244   (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

i.	the names of the registered owners of those other shares,

ii.	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

iii.	that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

E-5

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245   (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)	determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)	pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)	the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)	if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

E-6

Loss of right to dissent

246  The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247  If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)	the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

E-7

ANNEX F

Interim Order

[ • ]

F-1

ANNEX G

Notice of Hearing of Petition for Final Order

[ • ]

G-1

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA IHPQ 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com Security Class COMMON Holder Account Number C9999999999 IND Form of Proxy - Special Meeting to be held on [•], 2026 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by [•] (Eastern Time), on [•], 2026. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold IHPQ_PRX_381223/000001/000001/i 000001

C9999999999 IND SAM SAMPLE ------- Fold ------- Fold C06 Appointment of Proxyholder I/We being holder(s) of Quipt Home Medical Corp. (the “Corporation”) hereby appoint: Gregory Crawford, Chief Executive Officer and Director, or failing this person, Hardik Mehta, Chief Financial Officer, or their designees (the "Management Nominees") OR Instead of either of the foregoing, print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and to vote at the discretion of the proxyholder with respect to amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Special Meeting of Shareholders of Quipt Home Medical Corp. (the "Corporation") to be held at on [•], 2026 at [•] (Eastern Time), and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider and, if deemed advisable, pass, with or without variation, a special resolution, the full text of which is set forth in Appendix A to the accompanying Management Information Circular and Proxy Statement of the Corporation dated [•], 2026 (the “Information Circular”), approving a statutory arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving the Corporation, all as more particularly described in the Information Circular. For Against Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signature(s) Date Signing Capacity I H P Q 3 8 1 2 2 3 1 P R A R 0 9 9 9 9 9